1933 Act Registration No. 333-148014

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective    [   ]  Post-Effective
Amendment No. 2      Amendment No.

EVERGREEN MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street
Boston, Massachusetts 02116
__________________________

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
__________________________

(Name and Address of Agent for Service)

Copies of All Correspondence to:
Timothy W. Diggins, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this Registration Statement.

Title of Securities Being Registered: Class A, B, C, and I shares of Evergreen Municipal Bond Fund, a series of the Registrant.

It is proposed that this filing will become effective on January 30, 2008, pursuant to Rule 488 under the Securities Act of 1933 or such other date as the Securities and Exchange Commission shall declare it effective.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

EVERGREEN MUNICIPAL TRUST

PART A
PROSPECTUS/PROXY STATEMENT

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN ALABAMA MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

                    You are invited to vote on a proposal to merge Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                    The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide Alabama Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike Alabama Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Alabama. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Alabama Municipal Bond Fund seeks current income exempt from Alabama state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Alabama) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Alabama Municipal Bond Fund may have achieved in the absence of the Merger.

          If approved by shareholders, this is how the Merger will work:

•	Alabama Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Alabama Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of Alabama Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                    Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                    A special meeting of Alabama Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

                    If Alabama Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Alabama Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

                    Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN ALABAMA MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of Alabama Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of Alabama Municipal Bond Fund in liquidation and subsequent termination of Alabama Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Alabama Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of Alabama Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN ALABAMA MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with Alabama Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of Alabama Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Alabama Municipal Bond Fund, dated January 1, 2008.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for Alabama Municipal Bond Fund, dated January 1, 2008,as supplemented.

Annual reports for Alabama Municipal Bond Fund, dated August 31, 2007 (SEC accession no. 0001379491-07-000158) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

            This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

          The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of Alabama Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund;

•

the liquidation of Alabama Municipal Bond Fund by distributing the shares of Municipal Bond Fund to Alabama Municipal Bond Fund’s shareholders in exchange for their shares in Alabama Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by Alabama Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with Alabama Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of Alabama Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

            The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your Alabama Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike Alabama Municipal Bond Fund, which seeks current income exempt from Alabama state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Alabama. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Alabama Municipal Bond Fund seeks current income exempt from Alabama state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Alabama) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Alabama Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that Alabama Municipal Bond Fund focuses its investments on Alabama municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; Alabama Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from five to twenty years. Additionally, Alabama Municipal Bond Fund’s investment policies contemplate that the Fund expects to maintain an effective duration of four to eight years. As of December 31, 2007, the dollar-weighted average durations of Alabama Municipal Bond Fund and Municipal Bond Fund were 6.24 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, Alabama Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	Alabama Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and Alabama state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Alabama.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

4

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds that are rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•

The portfolio manager selects investments after assessing factors such as trends in interest rates, creditworthiness, the supply of appropriate municipal bonds, and portfolio diversification. Although the Fund is “non-diversified” for regulatory purposes, the portfolio manager seeks to incorporate as much diversification among issuers of municipal bonds and industry sectors as market supply allows.

•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•	The Fund expects to maintain an effective duration of four to eight years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets. Additionally, Alabama Municipal Bond Fund entered into futures contracts; that Fund’s exposure to futures contracts (the notional value) generally did not exceed 5% of the Fund’s net assets during the previous calendar year.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than

5

one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by Alabama Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Alabama Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

6

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		✓	✓

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, Alabama Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Alabama for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Connecticut, Georgia, Maryland, New Jersey, New York, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Alabama Municipal Bond Fund. However, Alabama Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

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          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of Alabama Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For Municipal Bond Fund, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included. The returns of the Alabama Municipal Bond Fund shown for periods prior to March 18, 2005 do not reflect the Rule 12b-1 fees applicable to Class B shares. If these fees had been reflected, the returns shown would have been lower. Please see footnote 1 to the tables for more information.

Alabama Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)(1)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%	5.48%		9.12%		9.56%
0				4.67%		4.44%	2.31%	0.79%	2.97%
-5%		-1.61%								-0.96%
-10%

Best Quarter: 3rd Quarter 2002 4.45%(1)

Worst Quarter: 2nd Quarter 2004 -2.19%(1)

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

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          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class. After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Alabama Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/1/1989

Class A	3/18/2005	-4.98%	1.31%	3.32%	4.36%
Class B	3/18/2005	-5.78%	1.54%	3.61%	4.52%
Class C	3/18/2005	-1.93%	1.89%	3.61%	4.52%
Class I	8/20/1999	0.03%	2.46%	3.90%	4.67%
Class I	8/20/1999	0.03%	2.39%	3.82%	N/A%
(after taxes on distributions)(3)
Class I	8/20/1999	1.37%	2.61%	3.80%	N/A%
(after taxes on distributions and sale of Fund shares)(3)
LBMBI		3.36%	4.30%	5.18%	6.70%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 3/21/2005 is based on the Fund’s predecessor fund, SouthTrust Alabama Tax-Free Income Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not, and the Fund’s predecessor fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Prior to 8/20/1999, the returns for SouthTrust Alabama Tax-Free Income Fund are based on the SouthTrust fund’s predecessor common trust fund’s (CTF) performance adjusted for mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. For Alabama Municipal Bond Fund, due to the different tax treatment of CTFs, after-tax returns prior to 8/20/1999 cannot be calculated.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

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          Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of Alabama Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and Alabama state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. Alabama Municipal Bond Fund also seeks current income exempt from Alabama state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

Yields (30-day period ended December 31, 2007)

	Alabama Municipal Bond Fund	Municipal Bond Fund

Class A	3.53%	3.87%
Class B	2.93%	3.32%
Class C	2.93%	3.32%
Class I	3.94%	4.32%

Yields (one-year period ended December 31, 2007)

	Alabama Municipal Bond Fund	Municipal Bond Fund

Class A	3.69%	4.02%
Class B	2.92%	3.27%
Class C	2.92%	3.27%
Class I	3.95%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	Alabama Municipal Bond Fund	Municipal Bond Fund

Class A	5.80%	6.05%
Class B	4.83%	5.19%
Class C	4.82%	5.19%
Class I	6.48%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	Alabama Municipal Bond Fund	Municipal Bond Fund

Class A	6.08%	6.29%
Class B	4.81%	5.11%
Class C	4.81%	5.11%
Class I	6.50%	6.68%

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How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of Alabama Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Alabama Municipal Bond Fund will include the period during which the shares of Alabama Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

          Shareholder Fees (fees paid directly from your investment)

Alabama Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Alabama Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including Alabama Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Alabama Municipal Bond Fund had occurred)”.

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

          Alabama Municipal Bond Fund (based on the fiscal year ended August 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses (3),(4)

Class A	0.42%	0.30	%(2)	0.42%	1.14%
Class B	0.42%	1.00%		0.42%	1.84%
Class C	0.42%	1.00%		0.42%	1.84%
Class I	0.42%	0.00%		0.42%	0.84%

Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses(3),(5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(6)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with Alabama Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with Alabama Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses(8),(9)

Class A	0.33%	0.30	%(2)	0.37%	1.00	%(10)
Class B	0.33%	1.00%		0.37%	1.70%
Class C	0.33%	1.00%		0.37%	1.70%
Class I	0.33%	0.00%		0.37%	0.70%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8),(11)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

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(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

(3)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown for Municipal Bond Fund may be higher than the Municipal Bond Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(4)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 0.94% for Class A, 1.69% for Class B, 1.69% for Class C, and 0.69% for Class I.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with Alabama Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.86% for Class A, 1.56% for Class B, 1.56% for Class C, and 0.56% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.95% for Class A.

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in Alabama Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

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Example of Fund Expenses

Alabama Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$586	$687	$287	$86	$187	$187
3 years	$820	$879	$579	$268	$579	$579
5 years	$1,073	$1,196	$996	$466	$996	$996
10 years	$1,795	$1,975	$2,159	$1,037	$1,975	$2,159

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with Alabama Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$572	$673	$273	$72	$173	$173
3 years	$778	$836	$536	$224	$536	$536
5 years	$1,001	$1,123	$923	$390	$923	$923
10 years	$1,641	$1,823	$2,009	$871	$1,823	$2,009

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of Alabama Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Alabama Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

14

AL Fund

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of Alabama Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

15

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Alabama Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Alabama Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in Alabama Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by Alabama Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Alabama Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Alabama Municipal Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Alabama Municipal Bond Fund’s unrealized gains equaled approximately 0.60% of its net assets, or $0.06 per share.

          In addition, since the shareholders of Alabama Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Alabama Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss

16

carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Alabama Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Alabama Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Alabama Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Alabama Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from Alabama state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Alabama Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

Alabama Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          *Currently, Alabama Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Alabama for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Connecticut, Georgia, Maryland, New Jersey, New York, South Carolina, or Virginia.

17

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

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          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds. **

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

Alabama Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk. ***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Alabama Municipal Bond Fund. However, Alabama Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

Alabama Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may

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not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          Alabama Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from Alabama state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to Alabama state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than Alabama Municipal Bond Fund.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Alabama Municipal Bond Fund and that the interests of existing shareholders of Alabama Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of Alabama Municipal Bond Fund and that the anticipated expense ratio of Municipal Bond Fund following the Merger is lower than that of Alabama Municipal Bond Fund. Alabama Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that Alabama Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than Alabama Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and Alabama Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from Alabama state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of Alabama Municipal Bond Fund (taking into account the effect of federal and Alabama state income taxes) and it had generally experienced more favorable total return in recent years than had Alabama Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in Alabama Municipal Bond Fund a favorable alternative

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investment in light of the fact that Alabama Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Alabama Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and Alabama Municipal Bond Fund’s total net assets were approximately $35 million. The Trustees noted that, as a result of the Merger, shareholders of Alabama Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by Alabama Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of Alabama Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Alabama Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Alabama Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of Alabama Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Alabama Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of Alabama Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Alabama Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of Alabama Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Alabama Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Alabama Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, Alabama Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Alabama

21

Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Alabama Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, Alabama Municipal Bond Fund will liquidate and distribute pro rata to Alabama Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by Alabama Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of Alabama Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of Alabama Municipal Bond Fund. All issued and outstanding shares of Alabama Municipal Bond Fund, including those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Alabama Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Alabama Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by Alabama Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Alabama Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Alabama Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Alabama Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If Alabama Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Alabama Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Alabama Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of Alabama Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of Alabama Municipal Bond Fund in liquidation of Alabama Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and Alabama Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of Alabama Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by Alabama Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to Alabama Municipal Bond Fund’s shareholders in exchange for their shares of Alabama Municipal Bond Fund;

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(4)

Under Section 354 of the Code, no gain or loss will be recognized by Alabama Municipal Bond Fund’s shareholders upon the exchange of their shares of Alabama Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of Alabama Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of Alabama Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Alabama Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of Alabama Municipal Bond Fund will include the period during which the shares of Alabama Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Alabama Municipal Bond Fund were held as a capital asset on the date of the Merger);

(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of Alabama Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of Alabama Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of Alabama Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by Alabama Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of Alabama Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of Alabama Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Alabama Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Alabama Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of Alabama Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Alabama Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by Alabama Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Alabama Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Alabama Municipal Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Alabama Municipal Bond Fund’s unrealized gains equaled approximately 0.60% of its net assets, or $0.06 per share.

          In addition, since the shareholders of Alabama Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

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          Prior to the closing of the Merger, Alabama Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Alabama Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Alabama Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Alabama Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Alabama Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of Alabama, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of Alabama Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007, and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.37 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Alabama Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	Alabama Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$1,738,102	$832,186,269		$833,924,371
Class B	$144,602	$24,971,259		$25,115,861
Class C	$1,633,890	$45,920,457		$47,554,347
Class I	$34,284,953	$393,262,490		$427,547,443

Total Net Assets	$37,801,547	$1,296,340,475		$1,334,142,022

Net Asset Value Per Share
Class A	$10.24	$7.46		$7.46
Class B	$10.24	$7.46		$7.46
Class C	$10.24	$7.46		$7.46
Class I	$10.24	$7.46		$7.46
Shares Outstanding
Class A	169,690	111,495,202	63,178	111,728,070
Class B	14,118	3,345,623	5,257	3,364,998
Class C	159,524	6,152,360	59,382	6,371,266
Class I	3,347,350	52,689,165	1,246,141	57,282,656

Total Shares Outstanding	3,690,682	173,682,350	1,373,958	178,746,990

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          The following table sets forth the capitalizations of Municipal Bond Fund and Alabama Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	Alabama Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$1,738,102	$832,186,269	$218,230,283	$1,052,154,654
Class B	$144,602	$24,971,259	$58,628,494	$83,744,355
Class C	$1,633,890	$45,920,457	$29,704,701	$77,259,048
Class I	$34,284,953	$393,262,490	$843,230,114	$1,270,777,557

Total Net Assets	$37,801,547	$1,296,340,475	$1,149,793,592	$2,483,935,614

Net Asset Value Per Share
Class A	$10.24	$7.46		$7.46
Class B	$10.24	$7.46		$7.46
Class C	$10.24	$7.46		$7.46
Class I	$10.24	$7.46		$7.46
Shares Outstanding
Class A	169,690	111,495,202	29,301,255	140,966,147
Class B	14,118	3,345,623	7,860,204	11,219,945
Class C	159,524	6,152,360	4,039,164	10,351,048
Class I	3,347,350	52,689,165	114,221,999	170,258,514

Total Shares Outstanding	3,690,682	173,682,350	155,422,622	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of Alabama Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be

25

relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of Alabama Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Alabama Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, Alabama Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Alabama Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by Alabama Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Alabama Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to Alabama Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by Alabama Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Alabama Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Alabama Municipal Bond Fund will include the period during which the shares of Alabama Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Alabama Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

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          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Alabama Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing A Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing

27

market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

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•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of Alabama Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested

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in shares of Municipal Bond Fund. Shareholders of Alabama Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and Alabama Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          Alabama Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and Alabama Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except

30

when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and Alabama Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or Alabama Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of Alabama Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Alabama Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Alabama Municipal Bond Fund. If any other matters about which Alabama Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Alabama Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is

31

adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which Alabama Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Alabama Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Alabama Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Alabama Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Alabama Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of Alabama Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Alabama Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If Alabama Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Alabama Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Alabama Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          Alabama Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

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          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Alabama Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of Alabama Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	174,628
Class B	14,230
Class C	152,238
Class I	2,619,425

All Classes	2,960,520

Alabama Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Alabama Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

First Clearing, LLC IMA Sue Vaughan Trust IMA Sue Vaughan TTEE 1201 Eagle Pass Way Anniston, AL 36207-8710	A	28,007.010	16.04%	0.03%	0.03%
First Clearing, LLC Sandra Lee Kuwica 751 Euclid Cir Birmingham, AL 35213-3009	A	24,379.266	13.96%	0.03%	0.02%
First Clearing, LLC The Estate of Arthur H Apel 504 12th St SE Cullman, AL 35055-5021	A	20,624.892	11.81%	0.03%	0.02%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	17,986.910	10.30%	0.02%	0.02%
First Clearing, LLC FBO Kitsy T Stracener 10100 Skylark Dr SE Huntsville, AL 35803-2820	A	16,831.506	9.64%	0.02%	0.02%
First Clearing, LLC Sara P Skelton 3324 Smith Sims Rd Trussville, AL 35173-2150	A	13,490.846	7.73%	0.02%	0.01%
First Clearing, LLC Maebell W Apel 504 12th St SE Cullman, AL 35055-5021	A	10,028.060	5.74%	0.01%	0.01%
First Clearing, LLC Clifford M Spencer Jr 3255 Dell Rd Birmingham, AL 35223-1317	B	4,911.397	34.51%	0.16%	0.06%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	B	4,691.486	32.97%	0.15%	0.06%
First Clearing, LLC Bo Jang Tu 916 Granbury Rd Birmingham, AL 35216-2327	B	2,962.177	20.82%	0.10%	0.04%
First Clearing, LLC Martha Sue Sanders 6500 Keenes Mill Rd Cottondale, AL 35453-1430	B	1,665.240	11.70%	0.06%	0.02%
MS&CO FBO Earl Van Dyke 4200 Stringfield Rd NW Huntsville, AL 35806-1426	C	20,532.489	13.49%	0.39%	0.26%
First Clearing, LLC M Linda Parker PO Box 78 Gadsden, AL 35902-0078	C	20,390.227	13.39%	0.38%	0.25%
Patterson & Co FBO Gabriella Lynn 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	C	20,329.564	13.35%	0.38%	0.25%
First Clearing, LLC Milton E Fullman & Dorothy D Fullman 2380 Savoy St Birmingham, AL 35226-1528	C	12,721.918	8.36%	0.24%	0.16%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	10,249.286	6.73%	0.19%	0.13%
First Clearing, LLC Rudolph Alton Tolleson	C	9,850.818	6.47%	0.19%	0.12%

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408 Ferncliff Dr Birmingham, AL 35213-1304
First Clearing, LLC Isabel G Boyen Rev Liv Trust 911 6th Ave SE Cullman, AL 35055-4407	C	9,822.777	6.45%	0.19%	0.12%
Houvis & Company C/O Regions Bank PO Box 12365 Birmingham, AL 35202-2365	C	7,618.577	5.00%	0.14%	0.10%
Wachovia Bank Cash Acct 1525 W Wt Harris Blvd Charlotte, NC 28288-0001	I	1,922,880.459	73.41%	5.06%	1.78%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	260,771.682	9.96%	0.69%	0.24%
NFS LLC FEBO Regions Bk DBA Kenneburt Co 250 Riverchase Pkwy E Fl 5 Birmingham, AL 35244-1832	I	168,220.847	6.42%	0.44%	0.16%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	6.12%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	5.25%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	8.22%	3.04%

35

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	12.56%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	66.98%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	17.55%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of Alabama Municipal Bond Fund and Municipal Bond Fund as of August 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          Alabama Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

36

INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781(toll free).

37

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Alabama Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at August 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since August 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

          4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)           On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1            Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN ALABAMA MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

A-16

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

          You are invited to vote on a proposal to merge Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

          The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide Connecticut Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the Connecticut Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Connecticut. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Connecticut Municipal Bond Fund seeks current income exempt from Connecticut state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Connecticut) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Connecticut Municipal Bond Fund may have achieved in the absence of the Merger.

     If approved by shareholders, this is how the Merger will work:

•	Connecticut Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Connecticut Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of Connecticut Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

          Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

          A special meeting of Connecticut Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

          If Connecticut Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Connecticut Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

          Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of Connecticut Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of Connecticut Municipal Bond Fund in liquidation and subsequent termination of Connecticut Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Connecticut Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of Connecticut Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with Connecticut Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of Connecticut Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Connecticut Municipal Bond Fund, dated August
1, 2007, as supplemented.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for Connecticut Municipal Bond Fund, dated August 1, 2007, as supplemented.

Annual reports for Connecticut Municipal Bond Fund, dated March 31, 2007 (SEC accession no. 0001379491-07-000087) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Semi-Annual report for Connecticut Municipal Bond Fund, dated September 30, 2007 (SEC accession no. 0001379491-07-000163).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. Connecticut Municipal Bond Fund’s Financial Highlights for the periods indicated therein, including any notes thereto, contained in the semi-annual report for Connecticut Municipal Bond Fund dated September 30, 2007, and filed with the SEC on Form N-CSRS on December 4, 2007, are incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

          The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of Connecticut Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund;

•

the liquidation of Connecticut Municipal Bond Fund by distributing the shares of Municipal Bond Fund to Connecticut Municipal Bond Fund’s shareholders in exchange for their shares in Connecticut Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by Connecticut Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with Connecticut Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of Connecticut Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your Connecticut Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike Connecticut Municipal Bond Fund, which seeks current income exempt from Connecticut state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Connecticut. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Connecticut Municipal Bond Fund seeks current income exempt from Connecticut state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Connecticut) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Connecticut Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that Connecticut Municipal Bond Fund focuses its investments on Connecticut municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; Connecticut Municipal Bond Fund’s investment policies contemplate that the Fund may invest in bonds of any maturity or duration, but generally maintains an overall portfolio with a dollar-weighted average maturity of 5 to 20 years. As of December 31, 2007, the dollar-weighted average durations of Connecticut Municipal Bond Fund and Municipal Bond Fund were 4.99 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, Connecticut Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	Connecticut Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and Connecticut state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities issued by the State of Connecticut, jurisdictions within the State of Connecticut and possessions of the U.S. and their political subdivisions, that are exempt from federal income tax, other than the alternative minimum tax, and from personal income taxes of the State of Connecticut.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

4

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•	In purchasing municipal securities, the portfolio manager conducts an analysis of how well the securities fit into the Fund’s overall portfolio strategy, credit criteria, and established price levels.	•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may invest in bonds of any maturity or duration, but generally maintains an overall portfolio with a dollar-weighted average maturity of 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what she believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

5

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by Connecticut Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Connecticut Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk	When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a	✓	✓

6

Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		✓	✓

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, Connecticut Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Connecticut for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Connecticut. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Georgia, Maryland, New Jersey, New York, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

7

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Connecticut Municipal Bond Fund. However, Connecticut Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of Connecticut Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For Municipal Bond Fund, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included. The returns of Connecticut Municipal Bond Fund shown for periods prior to January 9, 1998 do not reflect the Rule 12b-1 fees applicable to Class B shares. If these fees had been reflected, the returns shown would have been lower. Please see footnote 1 to the tables for more information.

Connecticut Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)(1)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			8.60%		7.92%
0	4.71%			4.10%		3.23%	2.05%	1.21%	3.11%	0.95%
-5%		-3.87%
-10%

Best Quarter:     3rd Quarter 2002 3.85%

Worst Quarter:  2nd Quarter 1999 -2.62%

8

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter:     3rd Quarter 2002 4.41%

Worst Quarter:  2nd Quarter 1999 -2.92%

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class. After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Connecticut Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/31/1981

Class A	12/30/1997	-3.17%	1.83%	3.40%	5.64%
Class B	1/9/1998	-3.94%	1.75%	3.15%	5.54%
Class C	3/27/2002	-0.03%	2.11%	3.59%	5.71%
Class I	11/24/1997	1.96%	3.13%	4.18%	5.94%
Class I	11/24/1997	1.96%	3.13%	3.97%	N/A
(after taxes on distributions)(3)
Class I	11/24/1997	2.69%	3.27%	4.01%	N/A
(after taxes on distributions and sale of Fund shares)(3)
LBMBI		3.36%	4.30%	5.18%	8.12%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions imposed by such Act. If the CTF had been registered, its performance might have been adversely affected.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. For Connecticut Municipal Bond Fund, due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

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Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of Connecticut Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and Connecticut state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. Connecticut Municipal Bond Fund also seeks current income exempt from Connecticut state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

Yields (30-day period ended December 31, 2007)

	Connecticut Municipal Bond Fund	Municipal Bond Fund

Class A	3.61%	3.87%
Class B	3.04%	3.32%
Class C	3.05%	3.32%
Class I	4.04%	4.32%

Yields (one-year period ended December 31, 2007)

	Connecticut Municipal Bond Fund	Municipal Bond Fund

Class A	3.80%	4.02%
Class B	3.04%	3.27%
Class C	3.04%	3.27%
Class I	4.05%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	Connecticut Municipal Bond Fund	Municipal Bond Fund

Class A	5.95%	6.05%
Class B	5.01%	5.19%
Class C	5.02%	5.19%
Class I	6.66%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	Connecticut Municipal Bond Fund	Municipal Bond Fund

Class A	6.25%	6.29%
Class B	5.01%	5.11%
Class C	5.01%	5.11%
Class I	6.67%	6.68%

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 How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of Connecticut Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Connecticut Municipal Bond Fund will include the period during which the shares of Connecticut Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

         Shareholder Fees (fees paid directly from your investment)

Connecticut Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Connecticut Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including Connecticut Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible

11

that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Connecticut Municipal Bond Fund had occurred)”.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

         Connecticut Municipal Bond Fund (based on the fiscal year ended March 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses	Total Annual Fund Operating Expenses

Class A	0.42%	0.30	%(2)	0.29%	1.01	%(3)
Class B	0.42%	1.00%		0.29%	1.71%
Class C	0.42%	1.00%		0.29%	1.71%
Class I	0.42%	0.00%		0.29%	0.71%

         Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(4)	Total Annual Fund Operating Expenses(4), (5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(3)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with Connecticut Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with Connecticut
Municipal Bond Fund had occurred at the beginning of that period)(6)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(7)	Total Annual Fund Operating Expenses(7),(8)

Class A	0.33%	0.30	%(2)	0.36%	0.99	%(9)
Class B	0.33%	1.00%		0.36%	1.69%
Class C	0.33%	1.00%		0.36%	1.69%
Class I	0.33%	0.00%		0.36%	0.69%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State
Specific Municipal Bond Funds had occurred at the beginning of that period)(6)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(7)	Total Annual Fund Operating Expenses (7),(10)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(11)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

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(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

(3)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(4)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)	Municipal Bond Fund will be the accounting survivor following the merger with Connecticut Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(7)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(8)

Total Annual Fund Operating Expenses listed above include 0.13% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.86% for Class A, 1.56% for Class B, 1.56% for Class C, and 0.56% for Class I.

(9)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.94% for Class A.

(10)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(11)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in Connecticut Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

13

CT Fund

          Example of Fund Expenses

Connecticut Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with Connecticut Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$571	$672	$272	$70	$172	$172
3 years	$775	$833	$533	$221	$533	$533
5 years	$996	$1,118	$918	$384	$918	$918
10 years	$1,630	$1,812	$1,998	$859	$1,812	$1,998

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

 Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of Connecticut Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Connecticut Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Portfolio Manager

         The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of Connecticut Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen

15

fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Connecticut Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Connecticut Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in Connecticut Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by Connecticut Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Connecticut Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Connecticut Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Connecticut Municipal Bond Fund’s unrealized gains equaled approximately 2.1% of its net assets, or $0.13 per share.

          In addition, since the shareholders of Connecticut Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Connecticut Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Connecticut Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Connecticut Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $1.4 million (2.2% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.3% of its net assets.

16

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Connecticut Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Connecticut Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from Connecticut state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Connecticut Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

Connecticut Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          * Currently, Connecticut Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Connecticut for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Connecticut. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Georgia, Maryland, New Jersey, New York, South Carolina, or Virginia.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

17

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing

18

sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

Connecticut Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Connecticut Municipal Bond Fund. However, Connecticut Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

Connecticut Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

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What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          Connecticut Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from Connecticut state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to Connecticut state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than Connecticut Municipal Bond Fund.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Connecticut Municipal Bond Fund and that the interests of existing shareholders of Connecticut Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of Connecticut Municipal Bond Fund and that the anticipated expense ratio of Municipal Bond Fund following the Merger is lower than that of Connecticut Municipal Bond Fund. Connecticut Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that the Connecticut Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than Connecticut Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and Connecticut Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from Connecticut state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of Connecticut Municipal Bond Fund (taking into account the effect of federal and Connecticut state income taxes), and it had generally experienced more favorable total return in recent years than had Connecticut Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in Connecticut Municipal Bond Fund a favorable alternative investment in light of the fact that Connecticut Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

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          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Connecticut Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and Connecticut Municipal Bond Fund’s total net assets were approximately $65 million. The Trustees noted that, as a result of the Merger, shareholders of Connecticut Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by Connecticut Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of Connecticut Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Connecticut Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Connecticut Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of Connecticut Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Connecticut Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of Connecticut Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Connecticut Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of Connecticut Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Connecticut Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Connecticut Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, Connecticut Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Connecticut Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Connecticut Municipal Bond Fund’s net investment company taxable income (computed

21

without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, Connecticut Municipal Bond Fund will liquidate and distribute pro rata to Connecticut Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by Connecticut Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of Connecticut Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of Connecticut Municipal Bond Fund. All issued and outstanding shares of Connecticut Municipal Bond Fund, including those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Connecticut Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Connecticut Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by Connecticut Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Connecticut Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Connecticut Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Connecticut Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If Connecticut Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Connecticut Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Connecticut Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of Connecticut Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of Connecticut Municipal Bond Fund in liquidation of Connecticut Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and Connecticut Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of Connecticut Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by Connecticut Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to Connecticut Municipal Bond Fund’s shareholders in exchange for their shares of Connecticut Municipal Bond Fund;

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(4)

Under Section 354 of the Code, no gain or loss will be recognized by Connecticut Municipal Bond Fund’s shareholders upon the exchange of their shares of Connecticut Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of Connecticut Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of Connecticut Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Connecticut Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of Connecticut Municipal Bond Fund will include the period during which the shares of Connecticut Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Connecticut Municipal Bond Fund were held as a capital asset on the date of the Merger);

(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of Connecticut Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of Connecticut Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of Connecticut Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by Connecticut Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of Connecticut Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of Connecticut Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Connecticut Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Connecticut Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of Connecticut Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Connecticut Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by Connecticut Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Connecticut Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Connecticut Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Connecticut Municipal Bond Fund’s unrealized gains equaled approximately 2.1% of its net assets, or $0.13 per share.

          In addition, since the shareholders of Connecticut Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the

23

Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Connecticut Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Connecticut Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Connecticut Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $1.4 million (2.2% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.3% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Connecticut Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Connecticut Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of Connecticut, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of Connecticut Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007 and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.84 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Connecticut Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

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	Connecticut Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$8,206,621	$832,186,269		$840,392,890
Class B	$2,759,612	$24,971,259		$27,730,871
Class C	$1,991,021	$45,920,457		$47,911,478
Class I	$52,384,566	$393,262,490		$445,647,056

Total Net Assets	$65,341,820	$1,296,340,475		$1,361,682,295

Net Asset Value Per Share
Class A	$6.27	$7.46		$7.46
Class B	$6.27	$7.46		$7.46
Class C	$6.27	$7.46		$7.46
Class I	$6.27	$7.46		$7.46
Shares Outstanding
Class A	1,307,831	111,495,202	(208,320)	112,594,713
Class B	439,784	3,345,623	(70,058)	3,715,349
Class C	317,314	6,152,360	(50,561)	6,419,113
Class I	8,348,510	52,689,165	(1,330,051)	59,707,624

Total Shares Outstanding	10,413,439	173,682,350	(1,658,990)	182,436,799

          The following table sets forth the capitalizations of Municipal Bond Fund and Connecticut Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	Connecticut Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$8,206,621	$832,186,269	$211,761,764	$1,052,154,654
Class B	$2,759,612	$24,971,259	$56,013,484	$83,744,355
Class C	$1,991,021	$45,920,457	$29,347,570	$77,259,048
Class I	$52,384,566	$393,262,490	$825,130,501	$1,270,777,557

Total Net Assets	$65,341,820	$1,296,340,475	$1,122,253,319	$2,483,935,614

Net Asset Value Per Share
Class A	$6.27	$7.46		$7.46
Class B	$6.27	$7.46		$7.46
Class C	$6.27	$7.46		$7.46
Class I	$6.27	$7.46		$7.46
Shares Outstanding
Class A	1,307,831	111,495,202	28,163,114	140,966,147
Class B	439,784	3,345,623	7,434,538	11,219,945
Class C	317,314	6,152,360	3,881,374	10,351,048
Class I	8,348,510	52,689,165	109,220,839	170,258,514

Total Shares Outstanding	10,413,439	173,682,350	148,699,865	332,795,654

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          The tables set forth above assume the mergers were consummated on May 31, 2007 and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of Connecticut Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of Connecticut Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Connecticut Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, Connecticut Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Connecticut Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by Connecticut Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Connecticut Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to Connecticut Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by Connecticut Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Connecticut Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Connecticut Municipal Bond Fund will include the period during which the shares of Connecticut Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Connecticut Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

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          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Connecticut Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days

27

when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund

28

(including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

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          After the Merger, shareholders of Connecticut Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of Connecticut Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and Connecticut Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          Connecticut Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and Connecticut Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust.

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The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and Connecticut Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or Connecticut Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of Connecticut Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Connecticut Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Connecticut Municipal Bond Fund. If any other matters about which Connecticut Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Connecticut Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the

31

presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which Connecticut Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Connecticut Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Connecticut Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Connecticut Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Connecticut Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of Connecticut Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Connecticut Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If Connecticut Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Connecticut Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Connecticut Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          Connecticut Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address

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set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Connecticut Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of Connecticut Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	1,204,798
Class B	353,920
Class C	216,546
Class I	8,127,296

All Classes	9,902,560

Connecticut Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Connecticut Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

UBS Financial Services Inc. FBO J. Meshberg, E. Meshberg, S. Breiner, Ttee Mft 665 Sasco Hill Rd Fairfield, CT 06824-6376	A	236,703.774	19.65%	0.18%	0.14%

First Clearing Corporation Walter A Bork 665 Silvermine Rd New Canaan, CT 06840-4326	A	177,931.606	14.77%	0.13%	0.11%
SEI Private Trust Co Attn Mutual Funds One Freedom Valley Dr Oaks, PA 19456	A	102,105.243	8.47%	0.08%	0.06%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	62,449.117	17.64%	1.20%	0.48%
First Clearing, LLC Florence H Boissonneault 18 Oneida St New Britain, CT 06053-2420	C	30,490.033	14.08%	0.36%	0.24%
UBS Financial Services Inc. FBO John K Wieber Martha Wieber TC Ten Com 144 Logan Rd New Canaan, CT 06840-2103	C	21,546.023	9.95%	0.25%	0.17%
First Clearing, LLC Jennifer R Edwards 2690 Four Oaks Rd SE Southport, NC 28461-8341	C	17,867.096	8.25%	0.21%	0.14%
First Clearing, LLC Ah Man Lin Yum 170 Preston Ave Meriden, CT 06450-4816	C	16,801.007	7.76%	0.20%	0.13%
UBS Financial Services, Inc. FBO Scott M Russell Amy Kahn Russell 225 South Salem Rd Ridgefield, CT 06877	C	15,479.876	7.15%	0.18%	0.12%
First Clearing, LLC Richard Garrett Helmig 122 Indian Hill Wilton, CT 06897-1324	C	14,612.441	6.75%	0.17%	0.11%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	13,003.823	6.01%	0.15%	0.10%
Wachovia Bank Cash Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	7,500,760.192	92.29%	11.55%	4.32%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	6.08%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	5.22%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	7.69%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	12.60%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	62.93%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	16.49%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of Connecticut Municipal Bond Fund and Municipal Bond Fund as of March 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also incorporates by reference the unaudited financial statements of Connecticut Municipal Bond Fund as of September 30, 2007, including the financial highlights for the periods indicated therein. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

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ADDITIONAL INFORMATION

          Connecticut Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

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INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION		VALID SIGNATURE

CORPORATE ACCOUNTS

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.	John Doe
c/o John Doe, Treasurer
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781(toll free).

37

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Connecticut Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at March 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since March 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

          4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)          The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)          Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)          Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9          The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)          On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)          On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7.          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT
COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

A-16

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN GEORGIA MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

                  You are invited to vote on a proposal to merge Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                  The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide Georgia Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the Georgia Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Georgia. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Georgia Municipal Bond Fund seeks current income exempt from Georgia state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Georgia) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Georgia Municipal Bond Fund may have achieved in the absence of the Merger.

          If approved by shareholders, this is how the Merger will work:

•	Georgia Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Georgia Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of Georgia Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                  Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                    A special meeting of Georgia Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

                  If Georgia Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Georgia Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

                  Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN GEORGIA MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of Georgia Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of Georgia Municipal Bond Fund in liquidation and subsequent termination of Georgia Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Georgia Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of Georgia Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN GEORGIA MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with Georgia Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of Georgia Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Georgia Municipal Bond Fund, dated January 1, 2008.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for Georgia Municipal Bond Fund, dated January 1, 2008, as supplemented.

Annual reports for Georgia Municipal Bond Fund, dated August 31, 2007 (SEC accession no. 0001379491-07-000158) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of Georgia Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund;

•

the liquidation of Georgia Municipal Bond Fund by distributing the shares of Municipal Bond Fund to Georgia Municipal Bond Fund’s shareholders in exchange for their shares in Georgia Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by Georgia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with Georgia Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of Georgia Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your Georgia Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike Georgia Municipal Bond Fund, which seeks current income exempt from Georgia state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Georgia. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Georgia Municipal Bond Fund seeks current income exempt from Georgia state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Georgia) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Georgia Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that Georgia Municipal Bond Fund focuses its investments on Georgia municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; Georgia Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from five to twenty years. As of October 31, 2007, the dollar-weighted average durations of Georgia Municipal Bond Fund and Municipal Bond Fund were 5.55 years and 5.93 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, Georgia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	Georgia Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and Georgia state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Georgia.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

4

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds that are rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•

In purchasing municipal securities, the portfolio manager analyzes how well he believes the securities fit into the Fund’s overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets. Additionally, Georgia Municipal Bond Fund entered into futures contracts; that Fund’s exposure to futures contracts (the notional value) generally did not exceed 5% of the Fund’s net assets during the previous calendar year.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the

5

Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by Georgia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Georgia Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		✓	✓

6

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, Georgia Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Georgia for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Georgia. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Maryland, New Jersey, New York, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Georgia Municipal Bond Fund. However, Georgia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

7

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of Georgia Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For both Funds, Class B shares are the oldest class of shares outstanding (or one of the oldest share classes). The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included.

Georgia Municipal Bond Fund

	Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%	5.29%		8.39%		7.96%
0				4.32%		3.21%	2.15%	1.51%	3.05%
-5%		-3.99%								-0.04%
-10%

Best Quarter: 3rd Quarter 2002 4.15%

Worst Quarter: 2nd Quarter 2004 -2.42%

Municipal Bond Fund

	Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

8

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class (or one of its oldest share classes). After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Georgia Municipal Bond Fund(1)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/2/1993

Class A	7/2/1993	-4.07%	1.70%	3.38%	4.09%
Class A	7/2/1993	-4.14%	1.58%	3.31%	N/A
(after taxes on distributions)(3)
Class A	7/2/1993	-1.25%	1.91%	3.44%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class B	7/2/1993	-4.86%	1.62%	3.13%	3.70%
Class C	3/27/2002	-1.01%	1.97%	3.45%	4.14%
Class I	2/28/1994	0.96%	2.99%	4.16%	4.70%
LBMBI		3.36%	4.30%	5.18%	5.60%

Municipal Bond Fund(2)
	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of Georgia Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and Georgia state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. Georgia Municipal Bond Fund also seeks current income exempt from Georgia state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

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Yields (30-day period ended December 31, 2007)

	Georgia Municipal Bond Fund	Municipal Bond Fund

Class A	4.07%	3.87%
Class B	3.52%	3.32%
Class C	3.52%	3.32%
Class I	4.52%	4.32%

Yields (one-year period ended December 31, 2007)

	Georgia Municipal Bond Fund	Municipal Bond Fund

Class A	4.13%	4.02%
Class B	3.37%	3.27%
Class C	3.37%	3.27%
Class I	4.39%	4.27%

You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	Georgia Municipal Bond Fund	Municipal Bond Fund

Class A	6.77%	6.05%
Class B	5.86%	5.19%
Class C	5.86%	5.19%
Class I	7.53%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	Georgia Municipal Bond Fund	Municipal Bond Fund

Class A	6.87%	6.29%
Class B	5.60%	5.11%
Class C	5.60%	5.11%
Class I	7.30%	6.68%

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of Georgia Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Georgia Municipal Bond Fund

10

will include the period during which the shares of Georgia Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

     Shareholder Fees (fees paid directly from your investment)

Georgia Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Georgia Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including Georgia Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Georgia Municipal Bond Fund had occurred)”.

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

          Georgia Municipal Bond Fund (based on the fiscal year ended August 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses	Total Annual Fund Operating Expenses(3)
Class A	0.42%	0.30	%(2)	0.32%	1.04	% (4)
Class B	0.42%	1.00%		0.32%	1.74%
Class C	0.42%	1.00%		0.32%	1.74%
Class I	0.42%	0.00%		0.32%	0.74%

         Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1 Fees)		Other Expenses(5)	Total Annual Fund Operating Expenses(5), (6)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(7)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with Georgia Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with Georgia Municipal
Bond Fund had occurred at the beginning of that period)(8)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(9)	Total Annual Fund Operating Expenses (9),(10)

Class A	0.32%	0.30	%(2)	0.36%	0.98	%(11)
Class B	0.32%	1.00%		0.36%	1.68%
Class C	0.32%	1.00%		0.36%	1.68%
Class I	0.32%	0.00%		0.36%	0.68%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State
Specific Municipal Bond Funds had occurred at the beginning of that period)(8)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(9)	Total Annual Fund Operating Expenses (9),(12)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(13)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

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(3)

Total Annual Fund Operating Expenses listed above includes 0.11% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.93% for Class A, 1.63% for Class B, 1.63% for Class C, and 0.63% for Class I.

(4)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.99% for Class A.

(5)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(6)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(7)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(8)	Municipal Bond Fund will be the accounting survivor following the merger with Georgia Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(9)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(10)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.84% for Class A, 1.54% for Class B, 1.54% for Class C, and 0.54% for Class I.

(11)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.93% for Class A.

(12)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(13)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in Georgia Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

          Example of Fund Expenses

Georgia Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$576	$677	$277	$76	$177	$177
3 years	$790	$848	$548	$237	$548	$548
5 years	$1,022	$1,144	$944	$411	$944	$944
10 years	$1,686	$1,867	$2,052	$918	$1,867	$2,052

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GA Fund

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with the Georgia Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$570	$671	$271	$69	$171	$171
3 years	$772	$830	$530	$218	$530	$530
5 years	$991	$1,113	$913	$379	$913	$913
10 years	$1,619	$1,801	$1,987	$847	$1,801	$1,987

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of Georgia Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Georgia Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of Georgia Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus
•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

15

What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Georgia Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Georgia Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in Georgia Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by Georgia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Georgia Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Georgia Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Georgia Municipal Bond Fund’s unrealized gains equaled approximately 1.7% of its net assets, or $0.17 per share.

          In addition, since the shareholders of Georgia Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Georgia Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Georgia Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Georgia Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Georgia Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Georgia Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from Georgia state

16

income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Georgia Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

Georgia Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          *Currently, Georgia Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Georgia for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Georgia. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Maryland, New Jersey, New York, South Carolina, or Virginia.

Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation

17

or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

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Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

Georgia Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Georgia Municipal Bond Fund. However, Georgia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

Georgia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year,

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resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          Georgia Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from Georgia state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to Georgia state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than Georgia Municipal Bond Fund.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Georgia Municipal Bond Fund and that the interests of existing shareholders of Georgia Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of Georgia Municipal Bond Fund and that the anticipated expense ratio of Municipal Bond Fund following the Merger is lower than that of Georgia Municipal Bond Fund. Georgia Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that Georgia Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than Georgia Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and Georgia Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from Georgia state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of Georgia Municipal Bond Fund (taking into account the effect of federal and Georgia state income tax), although somewhat lower, and it had generally experienced more favorable total return in recent years than had Georgia Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in Georgia Municipal Bond Fund a favorable alternative investment in light of the fact that Georgia Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Georgia Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and Georgia Municipal Bond Fund’s total net assets were approximately $150 million. The Trustees noted that, as a result of the Merger, shareholders of Georgia Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

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In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by Georgia Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of Georgia Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Georgia Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Georgia Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of Georgia Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Georgia Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of Georgia Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Georgia Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of Georgia Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Georgia Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Georgia Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, Georgia Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Georgia Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Georgia Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, Georgia Municipal Bond Fund will liquidate and distribute pro rata to Georgia Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by Georgia Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of Georgia Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of Georgia Municipal Bond Fund. All issued and outstanding shares of Georgia Municipal Bond Fund, including those

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represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Georgia Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Georgia Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by Georgia Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Georgia Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Georgia Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Georgia Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If Georgia Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Georgia Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Georgia Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of Georgia Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of Georgia Municipal Bond Fund in liquidation of Georgia Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and Georgia Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of Georgia Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by Georgia Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to Georgia Municipal Bond Fund’s shareholders in exchange for their shares of Georgia Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by Georgia Municipal Bond Fund’s shareholders upon the exchange of their shares of Georgia Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of Georgia Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of Georgia Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Georgia Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of Georgia Municipal Bond Fund will include the period during which the shares of Georgia Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Georgia Municipal Bond Fund were held as a capital asset on the date of the Merger);

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(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of Georgia Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of Georgia Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of Georgia Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by Georgia Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of Georgia Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of Georgia Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Georgia Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Georgia Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of Georgia Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Georgia Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by Georgia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Georgia Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Georgia Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Georgia Municipal Bond Fund’s unrealized gains equaled approximately 1.7% of its net assets, or $0.17 per share.

          In addition, since the shareholders of Georgia Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Georgia Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss

23

carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Georgia Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Georgia Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Georgia Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Georgia Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of Georgia, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of Georgia Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007, and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.33 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Georgia Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	Georgia Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$27,133,792	$832,186,269		$859,320,061
Class B	$9,219,253	$24,971,259		$34,190,512
Class C	$2,747,612	$45,920,457		$48,668,069
Class I	$121,932,204	$393,262,490		$515,194,694

Total Net Assets	$161,032,861	$1,296,340,475		$1,457,373,336

Net Asset Value Per Share
Class A	$9.94	$7.46		$7.46
Class B	$9.94	$7.46		$7.46
Class C	$9.94	$7.46		$7.46
Class I	$9.94	$7.46		$7.46

Shares Outstanding
Class A	2,730,552	111,495,202	904,782	115,130,536
Class B	927,760	3,345,623	307,418	4,580,801
Class C	276,500	6,152,360	91,620	6,520,480
Class I	12,270,389	52,689,165	4,065,904	69,025,458

Total Shares Outstanding	16,205,201	173,682,350	5,369,724	195,257,275

          The following table sets forth the capitalizations of Municipal Bond Fund and Georgia Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers.

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None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	Georgia Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$27,133,792	$832,186,269	$192,834,593	$1,052,154,654
Class B	$9,219,253	$24,971,259	$49,553,843	$83,744,355
Class C	$2,747,612	$45,920,457	$28,590,979	$77,259,048
Class I	$121,932,204	$393,262,490	$755,582,863	$1,270,777,557

Total Net Assets	$161,032,861	$1,296,340,475	$1,026,562,278	$2,483,935,614

Net Asset Value Per Share
Class A	$9.94	$7.46		$7.46
Class B	$9.94	$7.46		$7.46
Class C	$9.94	$7.46		$7.46
Class I	$9.94	$7.46		$7.46

Shares Outstanding
Class A	2,730,552	111,495,202	26,740,393	140,966,147
Class B	927,760	3,345,623	6,946,562	11,219,945
Class C	276,500	6,152,360	3,922,188	10,351,048
Class I	12,270,389	52,689,165	105,298,960	170,258,514

Total Shares Outstanding	16,205,201	173,682,350	142,908,103	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of Georgia Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of Georgia Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Georgia Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, Georgia Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Georgia Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class

25

B and Class C shares received by Georgia Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Georgia Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to Georgia Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by Georgia Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Georgia Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Georgia Municipal Bond Fund will include the period during which the shares of Georgia Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Georgia Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Georgia Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

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Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

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Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

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          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of Georgia Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of Georgia Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and Georgia Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

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INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          Georgia Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and Georgia Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and Georgia Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or Georgia Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the

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conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of Georgia Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Georgia Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Georgia Municipal Bond Fund. If any other matters about which Georgia Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Georgia Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which Georgia Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Georgia Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Georgia Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Georgia Municipal Bond Fund that are present

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or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Georgia Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of Georgia Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Georgia Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If Georgia Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Georgia Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Georgia Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          Georgia Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Georgia Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of Georgia Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

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Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	2,744,244
Class B	795,069
Class C	256,429
Class I	9,575,216

All Classes	13,370,958

Georgia Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Georgia Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

UBS Financial Services Inc. FBO James L. Henderson Jr. 797 Wynn Dr Hampton, GA 30228-2853	A	415,655.728	15.15%	0.48%	0.39%
First Clearing Corporation Frances R MacLean 412 E 45th Street Savannah, GA 31405-2329	A	301,347.368	10.98%	0.35%	0.29%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	178,960.803	6.52%	0.21%	0.17%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	70,446.499	27.47%	1.26%	0.85%
Morgan Keegan & Company, Inc. FBO Bertha K Thompson 4569 Jersey Covington Rd Covington, GA 30014-0669	C	16,170.533	6.31%	0.29%	0.20%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon St Charlotte, NC 28282-1915	I	5,759,852.303	60.15%	12.50%	5.16%
Wachovia Bank Cash/Reinvest Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	3,262,068.102	34.07%	7.08%	2.92%

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Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	5.94%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	5.10%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	6.57%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	12.34%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	56.99%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	14.93%	6.16%

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THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of Georgia Municipal Bond Fund and Municipal Bond Fund as of August 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          Georgia Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

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INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781 (toll free).

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Georgia Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at August 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since August 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)            The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)            Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)            Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)            On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)            On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)            On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9          The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)            They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)            On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)            On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN GEORGIA MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT
COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN MARYLAND MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

                    You are invited to vote on a proposal to merge Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                    The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide Maryland Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike Maryland Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities the interest from which is generally exempt from income tax in the State of Maryland. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Maryland Municipal Bond Fund seeks current income exempt from Maryland state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Maryland) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Maryland Municipal Bond Fund may have achieved in the absence of the Merger.

          If approved by shareholders, this is how the Merger will work:

•	Maryland Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Maryland Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of Maryland Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                    Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                    A special meeting of Maryland Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

                    If Maryland Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Maryland Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

                    Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN MARYLAND MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of Maryland Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of Maryland Municipal Bond Fund in liquidation and subsequent termination of Maryland Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Maryland Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of Maryland Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN MARYLAND MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with Maryland Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of Maryland Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Maryland Municipal Bond Fund, dated January 1, 2008.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for Maryland Municipal Bond Fund, dated January 1, 2008, as supplemented.

Annual reports for Maryland Municipal Bond Fund, dated August 31, 2007 (SEC accession no. 0001379491-07-000158) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

	•	Call 800.343.2898, or

	•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

	•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

	•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

	•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

	•	Call 1.800.821.8781, or

	•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

 What are the key features of the Merger?

           The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of Maryland Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund;

•

the liquidation of Maryland Municipal Bond Fund by distributing the shares of Municipal Bond Fund to Maryland Municipal Bond Fund’s shareholders in exchange for their shares in Maryland Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by Maryland Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with Maryland Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

 After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of Maryland Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your Maryland Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

 Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

 How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike Maryland Municipal Bond Fund, which seeks current income exempt from Maryland state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Maryland. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Maryland Municipal Bond Fund seeks current income exempt from Maryland state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Maryland) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Maryland Municipal Bond Fund may have achieved in the absence of the Merger.A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

As you will see below, the investment policies of the two Funds are similar, except to the extent that Maryland Municipal Bond Fund focuses its investments on Maryland municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; Maryland Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from five to twenty years. As of December 31, 2007, the dollar-weighted average durations of Maryland Municipal Bond Fund and Municipal Bond Fund were 4.50 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, Maryland Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	Maryland Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and Maryland state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Maryland.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

4

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•

In purchasing municipal securities, the portfolio manager analyzes how well he believes the securities fit into the Fund’s overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets. Additionally, Maryland Municipal Bond Fund entered into futures contracts; that Fund’s exposure to futures contracts (the notional value) generally did not exceed 5% of the Fund’s net assets during the previous calendar year.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning

5

to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by Maryland Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Maryland Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline

		✓	✓

6

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, Maryland Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Maryland for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Maryland. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, New Jersey, New York, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Maryland Municipal Bond Fund. However, Maryland Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

7

 How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of Maryland Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For Municipal Bond Fund, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included. The returns of Maryland Municipal Bond Fund shown for periods prior to March 27, 1998 do not reflect the Rule 12b-1 fees applicable to Class B shares. If these fees had been reflected, the returns shown would have been lower. Please see footnote 1 to the tables for more information.

Maryland Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)(1)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			8.26%		6.78%
0	4.54%			4.37%		2.96%	2.62%	1.95%	3.24%	0.81%
-5%		-3.68%
-10%

Best Quarter: 3rd Quarter 1998 3.18%

Worst Quarter: 2nd Quarter 1999 -2.13%

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

8

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class (or one of its oldest share classes). After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Maryland Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/30/1990

Class A	10/30/1990	-3.28%	2.04%	3.40%	4.52%
Class A	10/30/1990	-3.28%	1.93%	3.32%	N/A
(after taxes on distributions)(3)
Class A	10/30/1990	-0.84%	2.17%	3.42%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class B	3/27/1998	-4.08%	1.96%	3.14%	4.44%
Class C	12/23/1998	-0.17%	2.31%	3.25%	4.50%
Class I	10/30/1990	1.82%	3.34%	4.18%	5.05%
LBMBI		3.36%	4.30%	5.18%	6.51%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class A. The historical returns for Classes B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of Maryland Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and Maryland state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. Maryland Municipal Bond Fund also seeks current income exempt from Maryland state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

9

Yields (30-day period ended December 31, 2007)

	Maryland Municipal Bond Fund	Municipal Bond Fund

Class A	3.70%	3.87%
Class B	3.14%	3.32%
Class C	3.14%	3.32%
Class I	4.14%	4.32%

Yields (one-year period ended December 31, 2007)

	Maryland Municipal Bond Fund	Municipal Bond Fund

Class A	3.90%	4.02%
Class B	3.14%	3.27%
Class C	3.14%	3.27%
Class I	4.15%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	Maryland Municipal Bond Fund	Municipal Bond Fund

Class A	6.07%	6.05%
Class B	5.15%	5.19%
Class C	5.15%	5.19%
Class I	6.79%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	Maryland Municipal Bond Fund	Municipal Bond Fund

Class A	6.40%	6.29%
Class B	5.16%	5.11%
Class C	5.16%	5.11%
Class I	6.82%	6.68%

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of Maryland Municipal Bond Fund will convert to Class A shares, the

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holding period of the shares of Municipal Bond Fund received by each shareholder of Maryland Municipal Bond Fund will include the period during which the shares of Maryland Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

      Shareholder Fees (fees paid directly from your investment)

Maryland Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Maryland Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including Maryland Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Maryland Municipal Bond Fund had occurred)”.

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

          Maryland Municipal Bond Fund (based on the fiscal year ended August 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses	Total Annual Fund Operating Expenses

Class A	0.42%	0.30	%(2)	0.31%	1.03	%(3)
Class B	0.42%	1.00%		0.31%	1.73%
Class C	0.42%	1.00%		0.31%	1.73%
Class I	0.42%	0.00%		0.31%	0.73%

          Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(4)	Total Annual Fund Operating Expenses(4), (5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(6)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with Maryland Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with Maryland
Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8), (9)

Class A	0.33%	0.30	%(2)	0.36%	0.99	%(10)
Class B	0.33%	1.00%		0.36%	1.69%
Class C	0.33%	1.00%		0.36%	1.69%
Class I	0.33%	0.00%		0.36%	0.69%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State
Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8), (11)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

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(3)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.98% for Class A.

(4)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown for Municipal Bond Fund may be higher than the Municipal Bond Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with Maryland Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.13% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.86% for Class A, 1.56% for Class B, 1.56% for Class C, and 0.56% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.94% for Class A.

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in Maryland Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

          Example of Fund Expenses

Maryland Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$575	$676	$276	$75	$176	$176
3 years	$787	$845	$545	$233	$545	$545
5 years	$1,017	$1,139	$939	$406	$939	$939
10 years	$1,675	$1,856	$2,041	$906	$1,856	$2,041

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MD Fund

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with Maryland Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$571	$672	$272	$70	$172	$172
3 years	$775	$833	$533	$221	$533	$533
5 years	$996	$1,118	$918	$384	$918	$918
10 years	$1,630	$1,812	$1,998	$859	$1,812	$1,998

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of Maryland Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Maryland Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

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          Mr. Kiselak became the lead portfolio manager of Maryland Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

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What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Maryland Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Maryland Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in Maryland Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by Maryland Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Maryland Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Maryland Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Maryland Municipal Bond Fund’s unrealized gains equaled approximately 2.4% of its net assets, or $0.25 per share.

          In addition, since the shareholders of Maryland Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Maryland Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Maryland Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Maryland Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $1.6 million (2.5% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.3% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Maryland Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Maryland Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from Maryland

16

state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Maryland Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

Maryland Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          *Currently, Maryland Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Maryland for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Maryland. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, New Jersey, New York, South Carolina, or Virginia.

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from

17

revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

18

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

Maryland Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Maryland Municipal Bond Fund. However, Maryland Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

Maryland Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year,

19

resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          Maryland Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from Maryland state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to Maryland state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than Maryland Municipal Bond Fund.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Maryland Municipal Bond Fund and that the interests of existing shareholders of Maryland Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of Maryland Municipal Bond Fund and that the anticipated expense ratio of Municipal Bond Fund following the Merger is lower than that of Maryland Municipal Bond Fund. Maryland Municipal Bond Fund has been unable to generate significant net subscriptions in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that Maryland Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale than Maryland Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and Maryland Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from Maryland state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of Maryland Municipal Bond Fund (taking into account the effect of federal and Maryland state income taxes), although somewhat lower, and it had generally experienced more favorable total return in recent years than had Maryland Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in Maryland Municipal Bond Fund a favorable alternative investment in light of the fact that Maryland Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Maryland Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and Maryland Municipal Bond Fund’s total net assets were approximately $64 million. The Trustees noted that, as a result of the Merger, shareholders of Maryland Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

20

•

that EIMC or one of its affiliates will bear the expenses incurred by Maryland Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of Maryland Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Maryland Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Maryland Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of Maryland Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Maryland Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of Maryland Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Maryland Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of Maryland Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Maryland Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Maryland Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, Maryland Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Maryland Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Maryland Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, Maryland Municipal Bond Fund will liquidate and distribute pro rata to Maryland Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by Maryland Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of Maryland Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of Maryland Municipal Bond Fund. All issued and outstanding shares of Maryland Municipal Bond Fund, including

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those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Maryland Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Maryland Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by Maryland Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Maryland Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Maryland Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Maryland Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If Maryland Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Maryland Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Maryland Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of Maryland Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of Maryland Municipal Bond Fund in liquidation of Maryland Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and Maryland Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of Maryland Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by Maryland Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to Maryland Municipal Bond Fund’s shareholders in exchange for their shares of Maryland Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by Maryland Municipal Bond Fund’s shareholders upon the exchange of their shares of Maryland Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of Maryland Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of Maryland Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Maryland Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of Maryland Municipal Bond Fund will include the period during which the shares of Maryland Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Maryland Municipal Bond Fund were held as a capital asset on the date of the Merger);

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(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of Maryland Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of Maryland Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of Maryland Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by Maryland Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of Maryland Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of Maryland Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Maryland Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Maryland Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of Maryland Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Maryland Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by Maryland Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Maryland Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Maryland Municipal Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Maryland Municipal Bond Fund’s unrealized gains equaled approximately 2.4% of its net assets, or $0.25 per share.

          In addition, since the shareholders of Maryland Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Maryland Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss

23

carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Maryland Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Maryland Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $1.6 million (2.5% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.3% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Maryland Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Maryland Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of Maryland, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of Maryland Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007, and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.46 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Maryland Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	Maryland Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$20,135,145	$832,186,269		$852,321,414
Class B	$5,648,757	$24,971,259		$30,620,016
Class C	$3,021,762	$45,920,457		$48,942,219
Class I	$38,555,257	$393,262,490		$431,817,747

Total Net Assets	$67,360,921	$1,296,340,475		$1,363,701,396

Net Asset Value Per Share
Class A	$10.86	$7.46		$7.46
Class B	$10.86	$7.46		$7.46
Class C	$10.86	$7.46		$7.46
Class I	$10.86	$7.46		$7.46
Shares Outstanding
Class A	1,853,314	111,495,202	844,357	114,192,873
Class B	519,933	3,345,623	236,878	4,102,434
Class C	278,134	6,152,360	126,716	6,557,210
Class I	3,548,745	52,689,165	1,616,900	57,854,810

Total Shares Outstanding	6,200,126	173,682,350	2,824,851	182,707,327

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          The following table sets forth the capitalizations of Municipal Bond Fund and Maryland Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	Maryland Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$20,135,145	$832,186,269	$199,833,240	$1,052,154,654
Class B	$5,648,757	$24,971,259	$53,124,339	$83,744,355
Class C	$3,021,762	$45,920,457	$28,316,829	$77,259,048
Class I	$38,555,257	$393,262,490	$838,959,810	$1,270,777,557

Total Net Assets	$67,360,921	$1,296,340,475	$1,120,234,218	$2,483,935,614

Net Asset Value Per Share
Class A	$10.86	$7.46		$7.46
Class B	$10.86	$7.46		$7.46
Class C	$10.86	$7.46		$7.46
Class I	$10.86	$7.46		$7.46
Shares Outstanding
Class A	1,853,314	111,495,202	27,617,631	140,966,147
Class B	519,933	3,345,623	7,354,389	11,219,945
Class C	278,134	6,152,360	3,920,554	10,351,048
Class I	3,548,745	52,689,165	114,020,604	170,258,514

Total Shares Outstanding	6,200,126	173,682,350	152,913,178	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of Maryland Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of Maryland Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Maryland Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, Maryland Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1

25

distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Maryland Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by Maryland Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Maryland Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to Maryland Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by Maryland Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Maryland Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Maryland Municipal Bond Fund will include the period during which the shares of Maryland Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Maryland Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Maryland Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

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          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

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Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•	Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of

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shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of Maryland Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of Maryland Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and Maryland Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

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INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          Maryland Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and Maryland Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and Maryland Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or Maryland Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

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Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of Maryland Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Maryland Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Maryland Municipal Bond Fund. If any other matters about which Maryland Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Maryland Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which Maryland Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Maryland Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

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          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Maryland Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Maryland Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Maryland Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of Maryland Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Maryland Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If Maryland Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Maryland Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Maryland Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          Maryland Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Maryland Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of Maryland Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

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Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	1,696,089
Class B	380,971
Class C	244,396
Class I	3,189,491

All Classes	5,510,946

Maryland Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Maryland Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

First Clearing Corporation Nigel Victor James Brenda Michael James 1605 Laurel Brook Rd Fallston, MD 21047-2126	A	184,400.243	10.87%	0.24%	0.19%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	24,940.078	6.55%	0.78%	0.33%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	97,824.277	40.03%	1.94%	1.31%
First Clearing, LLC Maika Siebeck 2555 Pennsylvania Ave NW Apt 1002 Washington, DC 20037-1651	C	17,730.816	7.25%	0.35%	0.24%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	2,389,857.213	74.93%	6.62%	2.37%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	783,255.476	24.56%	2.17%	0.78%

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Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	6.00%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	5.15%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	7.27%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	12.31%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	65.58%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	17.18%	6.16%

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THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of Maryland Municipal Bond Fund and Municipal Bond Fund as of August 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          Maryland Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 23, 2008

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INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781 (toll free).

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Maryland Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1         REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at August 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since August 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)         All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)         The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)         The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

          4.2         REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)           For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1         OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2         INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3         APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4         ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5         FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6         STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7         DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1         All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2         The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)           no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

           (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)           This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)           to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)           Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)           Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)           Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)           Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)           Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)           The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9          The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)           On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10         There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7.          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MUNICIPAL BOND FUND

By:

Name:

Title:

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MARYLAND MUNICIPAL BOND FUND

By:

Name:

Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By:

Name:

Title:

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN NEW JERSEY MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 23, 2008

Dear Shareholder,

                    You are invited to vote on a proposal to merge Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                    The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide New Jersey Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the New Jersey Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of New Jersey. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, New Jersey Municipal Bond Fund seeks current income exempt from New Jersey state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of New Jersey) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield New Jersey Municipal Bond Fund may have achieved in the absence of the Merger.

If approved by shareholders, this is how the Merger will work:

•	New Jersey Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your New Jersey Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of New Jersey Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                    Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                    A special meeting of New Jersey Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

          If New Jersey Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for New Jersey Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

          Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN NEW JERSEY MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

           A Special Meeting (the “Meeting”) of Shareholders of Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of New Jersey Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of New Jersey Municipal Bond Fund in liquidation and subsequent termination of New Jersey Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of New Jersey Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of New Jersey Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN NEW JERSEY MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with New Jersey Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of New Jersey Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of New Jersey Municipal Bond Fund, dated August 1, 2007, as supplemented.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for New Jersey Municipal Bond Fund, dated August 1, 2007, as supplemented.

Annual reports for New Jersey Municipal Bond Fund, dated March 31, 2007 (SEC accession no. 0001379491-07-000087) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Semi-Annual report for New Jersey Municipal Bond Fund, dated September 30, 2007 (SEC accession no. 0001379491-07-000163).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. New Jersey Municipal Bond Fund’s Financial Highlights for the periods indicated therein, including any notes thereto, contained in the semi-annual report for New Jersey Municipal Bond Fund dated September 30, 2007, and filed with the SEC on Form N-CSRS on December 4, 2007, are incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

          The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of New Jersey Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund;

•

the liquidation of New Jersey Municipal Bond Fund by distributing the shares of Municipal Bond Fund to New Jersey Municipal Bond Fund’s shareholders in exchange for their shares in the New Jersey Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by New Jersey Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with New Jersey Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of New Jersey Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your New Jersey Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike New Jersey Municipal Bond Fund, which seeks current income exempt from New Jersey state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities the interest from which is generally exempt from income tax in the State of New Jersey. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, New Jersey Municipal Bond Fund seeks current income exempt from New Jersey state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of New Jersey) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield New Jersey Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that New Jersey Municipal Bond Fund focuses its investments on New Jersey municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; New Jersey Municipal Bond Fund’s investment policies contemplate that the Fund may invest in bonds of any maturity or duration, but generally maintains an overall portfolio with a dollar-weighted average maturity of 5 to 20 years. As of December 31, 2007, the dollar-weighted average durations of New Jersey Municipal Bond Fund and Municipal Bond Fund were 4.96 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, New Jersey Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	New Jersey Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and New Jersey state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities issued by the State of New Jersey, jurisdictions within the State of New Jersey and possessions of the U.S. and their political subdivisions, that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes of the State of New Jersey.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

4

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

•	The Fund may invest up to 20% of its assets in below investment grade bonds, but the Fund will not invest in bonds rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•	In purchasing municipal securities, the portfolio manager conducts an analysis of how well the securities fit into the Fund’s overall portfolio strategy, credit criteria, and established price levels.	•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may invest in bonds of any maturity or duration, but generally maintains an overall portfolio with a dollar-weighted average maturity of 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

5

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by New Jersey Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	New Jersey Municipal Bond Fund	Municipal Bond Fund

Non-Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

6

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		✓	✓

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, New Jersey Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in New Jersey for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in New Jersey. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New York, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for New Jersey Municipal Bond Fund. However, New Jersey Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

7

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of New Jersey Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For Municipal Bond Fund, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included.

New Jersey Municipal Bond Fund

	Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			8.16%		7.47%
0	4.96%			3.43%		3.29%	2.05%	1.46%	3.19%	1.92%
-5%		-3.48%
-10%

Best Quarter: 3rd Quarter 1998 3.44%

Worst Quarter: 2nd Quarter 1999 -2.14%

Municipal Bond Fund

	Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

8

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class. After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2006)

New Jersey Municipal Bond Fund(1)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/16/1991

Class A	7/16/1991	-2.16%	2.12%	3.53%	5.05%
Class A	7/16/1991	-2.17%	2.11%	3.47%	N/A
(after taxes on distributions)(3)
Class A	7/16/1991	-0.09%	2.36%	3.57%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class B	1/30/1996	-3.01%	2.03%	3.20%	4.75%
Class C	3/27/2002	0.93%	2.38%	3.59%	5.09%
Class I	2/8/1996	2.94%	3.41%	4.23%	5.50%
LBMBI		3.36%	4.30%	5.18%	6.30%

Municipal Bond Fund(2)
	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of New Jersey Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of

9

the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and New Jersey state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. New Jersey Municipal Bond Fund also seeks current income exempt from New Jersey state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

Yields (30-day period ended December 31, 2007)

	New Jersey Municipal Bond Fund	Municipal Bond Fund

Class A	3.73%	3.87%
Class B	3.17%	3.32%
Class C	3.17%	3.32%
Class I	4.16%	4.32%

Yields (one-year period ended December 31, 2007)

	New Jersey Municipal Bond Fund	Municipal Bond Fund

Class A	3.96%	4.02%
Class B	3.21%	3.27%
Class C	3.21%	3.27%
Class I	4.21%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	New Jersey Municipal Bond Fund	Municipal Bond Fund

Class A	6.40%	6.05%
Class B	5.44%	5.19%
Class C	5.44%	5.19%
Class I	7.15%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	New Jersey Municipal Bond Fund	Municipal Bond Fund

Class A	6.80%	6.29%
Class B	5.51%	5.11%
Class C	5.51%	5.11%
Class I	7.23%	6.68%

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How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares -- Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of New Jersey Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of New Jersey Municipal Bond Fund will include the period during which the shares of New Jersey Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

       Shareholder Fees (fees paid directly from your investment)

New Jersey Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with New Jersey Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including New Jersey Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with New Jersey Municipal Bond Fund had occurred)”.

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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

          New Jersey Municipal Bond Fund (based on the fiscal year ended March 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses(3), (4)

Class A	0.42%	0.30	%(2)	0.29%	1.01	%(5)
Class B	0.42%	1.00%		0.29%	1.71%
Class C	0.42%	1.00%		0.29%	1.71%
Class I	0.42%	0.00%		0.29%	0.71%

Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses(3), (6)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(5)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with New Jersey Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with New Jersey Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses(8),(9)

Class A	0.32%	0.30	%(2)	0.35%	0.97	%(10)
Class B	0.32%	1.00%		0.35%	1.67%
Class C	0.32%	1.00%		0.35%	1.67%
Class I	0.32%	0.00%		0.35%	0.67%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8),(11)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

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(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

(3)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown for Municipal Bond Fund may be higher than the Municipal Bond Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(4)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.93% for Class A, 1.63% for Class B, 1.63% for Class C, and 0.63% for Class I.

(5)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(6)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with New Jersey Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.13% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.84% for Class A, 1.54% for Class B, 1.54% for Class C, and 0.54% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.92% for Class A.

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in New Jersey Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

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NJ Fund

          Example of Fund Expenses

New Jersey Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with New Jersey Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$569	$670	$270	$68	$170	$170
3 years	$769	$826	$526	$214	$526	$526
5 years	$986	$1,107	$907	$373	$907	$907
10 years	$1,608	$1,790	$1,976	$835	$1,790	$1,976

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of New Jersey Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both New Jersey Municipal Bond Fund and Municipal Bond Fund, and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

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•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of New Jersey Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

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What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because New Jersey Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from New Jersey Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in New Jersey Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by New Jersey Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and New Jersey Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to New Jersey Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, New Jersey Municipal Bond Fund’s unrealized gains equaled approximately 3% of its net assets, or $0.33 per share.

          In addition, since the shareholders of New Jersey Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, New Jersey Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by New Jersey Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, New Jersey Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $6.5 million (2.9% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.4% of its net assets.

16

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the New Jersey Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the New Jersey Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from New Jersey state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

New Jersey Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

New Jersey Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          * Currently, New Jersey Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in New Jersey for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in New Jersey. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New York, South Carolina, or Virginia.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

17

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing

18

sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

New Jersey Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for New Jersey Municipal Bond Fund. However, New Jersey Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

New Jersey Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

19

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          New Jersey Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from New Jersey state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to New Jersey state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than New Jersey Municipal Bond Fund.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of New Jersey Municipal Bond Fund and that the interests of existing shareholders of New Jersey Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of New Jersey Municipal Bond Fund and that the anticipated expense ratio of Municipal Bond Fund following the Merger is lower than that of New Jersey Municipal Bond Fund. New Jersey Municipal Bond Fund’s overall net assets have generally decreased in recent periods, and EIMC noted the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that the New Jersey Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than New Jersey Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and New Jersey Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from New Jersey state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of New Jersey Municipal Bond Fund (taking into account the effect of federal and New Jersey state income tax), although somewhat lower, and it had generally experienced more favorable total return in recent years than had New Jersey Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in New Jersey Municipal Bond Fund a favorable alternative investment in light of the fact that New Jersey Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining New Jersey Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and New Jersey Municipal Bond Fund’s total net assets were approximately $230 million. The Trustees noted that, as a result of the Merger, shareholders of New Jersey Municipal Bond Fund would have the benefit of a larger combined fund and

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noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by New Jersey Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of New Jersey Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on New Jersey Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of New Jersey Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of New Jersey Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of New Jersey Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of New Jersey Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, New Jersey Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of New Jersey Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of New Jersey Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of New Jersey Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, New Jersey Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to New Jersey Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of New Jersey Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, New Jersey Municipal Bond Fund will liquidate and distribute pro rata to New Jersey Municipal Bond Fund shareholders of record as of the close of business on the

21

Valuation Date the full and fractional shares of Municipal Bond Fund received by New Jersey Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of New Jersey Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of New Jersey Municipal Bond Fund. All issued and outstanding shares of New Jersey Municipal Bond Fund, including those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, New Jersey Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by New Jersey Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by New Jersey Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of New Jersey Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by New Jersey Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by New Jersey Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If New Jersey Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of New Jersey Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, New Jersey Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of New Jersey Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of New Jersey Municipal Bond Fund in liquidation of New Jersey Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and New Jersey Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of New Jersey Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by New Jersey Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to New Jersey Municipal Bond Fund’s shareholders in exchange for their shares of New Jersey Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by New Jersey Municipal Bond Fund’s shareholders upon the exchange of their shares of New Jersey Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of New Jersey Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of New Jersey Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of New Jersey Municipal Bond Fund exchanged therefor;

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(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of New Jersey Municipal Bond Fund will include the period during which the shares of New Jersey Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of New Jersey Municipal Bond Fund were held as a capital asset on the date of the Merger);

(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of New Jersey Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of New Jersey Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of New Jersey Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by New Jersey Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of New Jersey Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of New Jersey Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of New Jersey Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her New Jersey Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of New Jersey Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of New Jersey Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by New Jersey Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and New Jersey Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to New Jersey Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, New Jersey Municipal Bond Fund’s unrealized gains equaled approximately 3% of its net assets, or $0.33 per share.

          In addition, since the shareholders of New Jersey Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, New Jersey Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger

23

(after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by New Jersey Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, New Jersey Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $6.5 million (2.9% of the Fund’s net assets) and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.4% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the New Jersey Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the New Jersey Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of New Jersey, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of New Jersey Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007 and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.44 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of New Jersey Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	New Jersey Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$49,179,333	$832,186,269		$881,365,602
Class B	$18,096,376	$24,971,259		$43,067,635
Class C	$7,077,742	$45,920,457		$52,998,199
Class I	$157,456,145	$393,262,490		$550,718,635

Total Net Assets	$231,809,596	$1,296,340,475		$1,528,150,071

Net Asset Value Per Share
Class A	$10.78	$7.46		$7.46
Class B	$10.78	$7.46		$7.46
Class C	$10.78	$7.46		$7.46
Class I	$10.78	$7.46		$7.46
Shares Outstanding
Class A	4,560,860	111,495,202	2,028,096	118,084,158
Class B	1,678,270	3,345,623	746,260	5,770,153
Class C	656,399	6,152,360	291,866	7,100,625
Class I	14,602,678	52,689,165	6,493,314	73,785,157

Total Shares Outstanding	21,498,207	173,682,350	9,559,536	204,740,093

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          The following table sets forth the capitalizations of Municipal Bond Fund and New Jersey Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	New Jersey Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$49,179,333	$832,186,269	$170,789,052	$1,052,154,654
Class B	$18,096,376	$24,971,259	$40,676,720	$83,744,355
Class C	$7,077,742	$45,920,457	$24,260,849	$77,259,048
Class I	$157,456,145	$393,262,490	$720,058,922	$1,270,777,557

Total Net Assets	$231,809,596	$1,296,340,475	$955,785,543	$2,483,935,614

Net Asset Value Per Share
Class A	$10.78	$7.46		$7.46
Class B	$10.78	$7.46		$7.46
Class C	$10.78	$7.46		$7.46
Class I	$10.78	$7.46		$7.46
Shares Outstanding
Class A	4,560,860	111,495,202	24,910,085	140,966,147
Class B	1,678,270	3,345,623	6,196,052	11,219,945
Class C	656,399	6,152,360	3,542,289	10,351,048
Class I	14,602,678	52,689,165	102,966,671	170,258,514

Total Shares Outstanding	21,498,207	173,682,350	137,615,097	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the

25

shareholders of New Jersey Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of New Jersey Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. New Jersey Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, New Jersey Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, New Jersey Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by New Jersey Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of New Jersey Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to New Jersey Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by New Jersey Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of New Jersey Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of New Jersey Municipal Bond Fund will include the period during which the shares of New Jersey Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of New Jersey Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

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          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to New Jersey Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after

27

such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund

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(including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

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          After the Merger, shareholders of New Jersey Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of New Jersey Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and New Jersey Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          New Jersey Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and New Jersey Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust.

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The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and New Jersey Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or New Jersey Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of New Jersey Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of New Jersey Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of New Jersey Municipal Bond Fund. If any other matters about which New Jersey Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of New Jersey Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the

31

presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which New Jersey Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, New Jersey Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of New Jersey Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of New Jersey Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of New Jersey Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of New Jersey Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of New Jersey Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If New Jersey Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of New Jersey Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of New Jersey Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          New Jersey Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address

32

set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise New Jersey Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of New Jersey Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	4,418,031
Class B	1,538,473
Class C	616,511
Class I	13,992,896

All Classes	20,565,911

New Jersey Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of New Jersey Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

First Clearing, LLC FBO Hovsons Inc 4000 State Route 66 Tinton Falls, NJ 07753-7300	A	474,625.464	10.74%	0.59%	0.50%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	287,961.160	6.52%	0.36%	0.30%
MS&CO FBO Joanne N Mumma & Betty Lloyd Ross Co-Exec Est of Betty Lloyd Boland 13905 Rover Mill Rd W Friendship, MD 21794-9729	A	224,224.990	5.08%	0.28%	0.24%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	93,029.220	6.05%	2.15%	1.23%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	B	85,180.669	5.54%	1.97%	1.12%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	185,063.940	30.02%	3.43%	2.49%
Wachovia Bank Trust Accounts 1525 W Wt Harris Blvd Charlotte, NC 28288-0001	I	11,310,107.442	80.83%	24.17%	11.27%
Wachovia Bank Cash/Reinvest Acct 401 S Tryon St 3rd Fl CMG 1151 Charlotte, NC 28202-1934	I	2,217,800.183	15.85%	4.74%	2.21%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	5.80%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	4.97%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	5.32%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	11.46%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	50.43%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	13.21%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of New Jersey Municipal Bond Fund and Municipal Bond Fund as of March 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also incorporates by reference the unaudited financial statements of New Jersey Municipal Bond Fund as of September 30, 2007, including the financial highlights for the periods indicated therein. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          New Jersey Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

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OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

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INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

          VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

          VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781 (toll free).

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen New Jersey Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at March 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since March 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

          4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)          The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)          Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)          Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9          The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)          On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)          On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7.          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN NEW JERSEY MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN NEW YORK MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

                  You are invited to vote on a proposal to merge Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                  The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide New York Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the New York Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities the interest from which is generally exempt from income taxes in the State of New York, New York City, and the City of Yonkers. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, New York Municipal Bond Fund has a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income taxes in the State of New York, New York City, and the City of Yonkers. The tax-equivalent yield (taking into account the effect of federal income tax and income taxes in the State of New York, New York City, and the City of Yonkers) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield New York Municipal Bond Fund may have achieved in the absence of the Merger.

          If approved by shareholders, this is how the Merger will work:

•	New York Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your New York Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of New York Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                   Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                  A special meeting of New York Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

                  If New York Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $6,000 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for New York Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

                  Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN NEW YORK MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of New York Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of New York Municipal Bond Fund in liquidation and subsequent termination of New York Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of New York Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of New York Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN NEW YORK MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with New York Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of New York Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of New York Municipal Bond Fund, dated August 1, 2007, as supplemented.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for New York Municipal Bond Fund, dated August 1, 2007, as supplemented.

Annual reports for New York Municipal Bond Fund, dated March 31, 2007 (SEC accession no. 0001379491-07-000087) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Semi-Annual report for New York Municipal Bond Fund, dated September 30, 2007 (SEC accession no. 0001379491-07-000163).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. New York Municipal Bond Fund’s Financial Highlights for the periods indicated therein, including any notes thereto, contained in the semi-annual report for New York Municipal Bond Fund dated September 30, 2007, and filed with the SEC on Form N-CSRS on December 4, 2007, are incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

          The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of New York Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund;

•

the liquidation of New York Municipal Bond Fund by distributing the shares of Municipal Bond Fund to New York Municipal Bond Fund’s shareholders in exchange for their shares in the New York Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by New York Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with New York Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of New York Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your New York Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike New York Municipal Bond Fund, which seeks current income exempt from income taxes in the State of New York, New York City, and the City of Yonkers, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income taxes in the State of New York, New York City, and the City of Yonkers. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, New York Municipal Bond Fund has a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income taxes in the State of New York, New York City, and the City of Yonkers. The tax-equivalent yield (taking into account the effect of federal income tax and income taxes in the State of New York, New York City, and the City of Yonkers) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield New York Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that New York Municipal Bond Fund focuses its investments on New York municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; New York Municipal Bond Fund’s investment policies contemplate that the Fund may invest in bonds of any maturity or duration but that the Fund’s dollar-weighted average maturity is not expected to exceed ten years. As of December 31, 2007, the dollar-weighted average durations of New York Municipal Bond Fund and Municipal Bond Fund were 5.86 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, New York Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	New York Municipal Bond Fund		Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and New York state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from New York state, New York City and City of Yonkers personal income taxes.

			•	The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund may, during seasonal variations or other shortages in the supply of suitable New York municipal securities, invest more than 20% of its assets in municipal securities issued by other states, their agencies or instrumentalities, the interest from which is exempt from regular federal income taxes, other than the alternative minimum tax, but not exempt from New York state or local personal income taxes.

•

The Fund normally invests at least 80% of its assets in investment grade securities, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

	•	Under normal circumstances, the Fund seeks to invest at least 50% of its assets in securities rated in the top two investment grade categories.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

The Fund may invest up to 20% of its assets in securities rated below investment grade.

	•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

	•	In purchasing municipal securities, the portfolio manager conducts an analysis of how well the securities fit into the Fund’s overall portfolio strategy, credit criteria, and established price levels.	•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

	•	The Fund may invest in bonds of any maturity or duration; however, the Fund’s dollar-weighted average maturity is not expected to exceed ten years.	•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by New York Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	New York Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		✓	✓

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, New York Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in New York for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in New York. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, South Carolina, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for New York Municipal Bond Fund. However, New York Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of New York Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For Municipal Bond Fund, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included. The returns of New York Municipal Bond Fund shown for periods prior to November 8, 2002 do not reflect the Rule 12b-1 fees applicable to Class B shares. If these fees had been reflected, the returns shown would have been lower. Please see footnote 1 to the tables for more information.

New York Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)(1)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%			10.54%
5%	6.03%			5.92%	9.85%
0						4.09%	2.30%	1.72%	3.38%	2.64%
-5%		-0.65%
-10%

Best Quarter: 3rd Quarter 2002 5.48%(1)

Worst Quarter: 2nd Quarter 2004 -2.56%

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class. After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing the performance of New York Municipal Bond Fund with that of the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI) and the performance of the Municipal Bond Fund with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LB5YMBI is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with up to five-year maturities. The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

New York Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/3/1995

Class A	10/17/2001	-1.47%	2.56%	4.37%	4.96%
Class B	11/8/2002	-2.33%	2.48%	4.53%	5.09%
Class C	11/8/2002	1.64%	2.82%	4.53%	5.09%
Class I	4/3/1995	3.67%	3.85%	5.07%	5.52%
Class I	4/3/1995	3.53%	3.64%	4.07%	N/A
(after taxes on distributions)(3)
Class I	4/3/1995	3.79%	3.74%	4.06%	N/A
(after taxes on distributions and sale of Fund shares)(3)
LB5YMBI		5.15%	3.25%	4.57%	4.99%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of the Fund’s predecessor fund, OFFIT New York Municipal Fund, and prior to its inception, on the Select shares, the original class offered by the Fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of the Fund’s predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Advisor shares, 0.30% for Class A shares and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of New York Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and New York state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. New York Municipal Bond Fund also has a policy to invest a minimum percentage of its assets in municipal securities the interest from which is generally exempt from income taxes in the State of New York, New York City, and also the City of Yonkers. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables for New York Municipal Bond Fund reflect the effect of New York City income tax.

Yields (30-day period ended December 31, 2007)

	New York Municipal Bond Fund	Municipal Bond Fund

Class A	3.11%	3.87%
Class B	2.51%	3.32%
Class C	2.51%	3.32%
Class I	3.51%	4.32%

Yields (one-year period ended December 31, 2007)

	New York Municipal Bond Fund	Municipal Bond Fund

Class A	3.28%	4.02%
Class B	2.53%	3.27%
Class C	2.53%	3.27%
Class I	3.53%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	New York Municipal Bond Fund	Municipal Bond Fund

Class A	5.42%	6.05%
Class B	4.39%	5.19%
Class C	4.39%	5.19%
Class I	6.13%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	New York Municipal Bond Fund	Municipal Bond Fund

Class A	5.74%	6.29%
Class B	4.43%	5.11%
Class C	4.43%	5.11%
Class I	6.17%	6.68%

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of New York Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of New York Municipal Bond Fund will include the period during which the shares of New York Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

          Shareholder Fees (fees paid directly from your investment)

New York Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75% (1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None (1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None (1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75% (1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None (1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with New York Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including New York Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with New York Municipal Bond Fund had occurred)”.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

New York Municipal Bond Fund (based on the fiscal year ended March 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses(3)

Class A	0.35%	0.30	%(2)	0.27%	0.92	%(4)
Class B	0.35%	1.00%		0.27%	1.62%
Class C	0.35%	1.00%		0.27%	1.62%
Class I	0.35%	0.00%		0.27%	0.62%

Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(3)	Total Annual Fund Operating Expenses(3), (5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(6)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with New York Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with New York
Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8),(9)

Class A	0.33%	0.30	%(2)	0.36%	0.99	%(10)
Class B	0.33%	1.00%		0.36%	1.69%
Class C	0.33%	1.00%		0.36%	1.69%
Class I	0.33%	0.00%		0.36%	0.69%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State
Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8),(11)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

(3)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown for Municipal Bond Fund may be higher than the Municipal Bond Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(4)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.87% for Class A.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with New York Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.13% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.86% for Class A, 1.56% for Class B, 1.56% for Class C, and 0.56% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.94% for Class A.

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in New York Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

          Example of Fund Expenses

New York Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$564	$665	$265	$63	$165	$165
3 years	$754	$811	$511	$199	$511	$511
5 years	$960	$1,081	$881	$346	$881	$881
10 years	$1,553	$1,735	$1,922	$774	$1,735	$1,922

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with New York Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$571	$672	$272	$70	$172	$172
3 years	$775	$833	$533	$221	$533	$533
5 years	$996	$1,118	$918	$384	$918	$918
10 years	$1,630	$1,812	$1,998	$859	$1,812	$1,998

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

NY Fund

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of New York Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both New York Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of New York Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated

in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because New York Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from New York Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in New York Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by New York Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and New York Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to New York Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, New York Municipal Bond Fund’s unrealized gains equaled approximately 1.6% of its net assets, or $0.17 per share.

          In addition, since the shareholders of New York Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, New York Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by New York Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, New York Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.1% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the New York Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the New York Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income taxes in the State of New York, New York City, and the City of Yonkers, likely resulting in an increased amount of distributions to shareholders that will be subject to state and local income taxes.

          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

New York Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

New York Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          * Currently, New York Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in New York for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in New York. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, South Carolina, or Virginia.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

New York Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for New York Municipal Bond Fund. However, New York Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

New York Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          New York Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from New York state, New York City and City of Yonkers personal income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to New York state, New York City, and City of Yonkers personal income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than New York Municipal Bond Fund. Although the anticipated expense ratio of Municipal Bond Fund following the Merger is expected to be comparable to, but higher than, that of New York Municipal Bond Fund, the anticipated expense ratio of Municipal Bond Fund would be lower if, in addition to the Merger, a number of the other State Specific Municipal Bond Fund Mergers occur.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of New York Municipal Bond Fund and that the interests of existing shareholders of New York Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of New York Municipal Bond Fund. New York Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that the New York Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than New York Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and New York Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from New York state, New York City, or City of Yonkers income taxes, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of New York Municipal Bond Fund (taking into account the effect of federal, New York state, New York City, and City of Yonkers income taxes) and it had generally experienced more favorable total return in recent years than had New York Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in New York Municipal Bond Fund a favorable alternative investment in light of the fact that New York Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining New York Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and New York Municipal Bond Fund’s total net assets were approximately $82 million. The Trustees noted that, as a result of the Merger, shareholders of New York Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by New York Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of New York Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Mergers on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on New York Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of New York Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of New York Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of New York Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of New York Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, New York Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of New York Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of New York Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of New York Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, New York Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to New York Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of New York Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, New York Municipal Bond Fund will liquidate and distribute pro rata to New York Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by New York Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of New York Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of New York Municipal Bond Fund. All issued and outstanding shares of New York Municipal Bond Fund, including those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, New York Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by New York Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by New York Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of New York Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by New York Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by New York Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If New York Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of New York Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger,

New York Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of New York Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of New York Municipal Bond Fund in liquidation of New York Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and New York Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of New York Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by New York Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to New York Municipal Bond Fund’s shareholders in exchange for their shares of New York Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by New York Municipal Bond Fund’s shareholders upon the exchange of their shares of New York Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of New York Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of New York Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of New York Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of New York Municipal Bond Fund will include the period during which the shares of New York Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of New York Municipal Bond Fund were held as a capital asset on the date of the Merger);

(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of New York Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of New York Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of New York Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by New York Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of New York Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of New York Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of New York Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her New York Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received.

Shareholders of New York Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of New York Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by New York Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and New York Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to New York Municipal Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, New York Municipal Bond Fund’s unrealized gains equaled approximately 1.6% of its net assets, or $0.17 per share.

          In addition, since the shareholders of New York Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, New York Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by New York Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, New York Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2.1% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the New York Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the New York Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income taxes in the State of New York, New York City, and the City of Yonkers, likely resulting in an increased amount of distributions to shareholders that will be subject to state and local income taxes.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of New York Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007 and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.44 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of New York Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed

State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	New York Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$6,212,743	$832,186,269		$838,399,012
Class B	$4,235,228	$24,971,259		$29,206,487
Class C	$7,176,414	$45,920,457		$53,096,871
Class I	$64,555,659	$393,262,490		$457,818,149

Total Net Assets	$82,180,044	$1,296,340,475		$1,378,520,519

Net Asset Value Per Share
Class A	$10.78	$7.46		$7.46
Class B	$10.78	$7.46		$7.46
Class C	$10.78	$7.46		$7.46
Class I	$10.78	$7.46		$7.46
Shares Outstanding
Class A	576,503	111,495,202	255,869	112,327,574
Class B	392,995	3,345,623	174,433	3,913,051
Class C	665,923	6,152,360	295,557	7,113,840
Class I	5,990,381	52,689,165	2,658,825	61,338,371

Total Shares Outstanding	7,625,802	173,682,350	3,384,684	184,692,836

          The following table sets forth the capitalizations of Municipal Bond Fund and New York Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	New York Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$6,212,743	$832,186,269	$213,755,642	$1,052,154,654
Class B	$4,235,228	$24,971,259	$54,537,868	$83,744,355
Class C	$7,176,414	$45,920,457	$24,162,177	$77,259,048
Class I	$64,555,659	$393,262,490	$812,959,408	$1,270,777,557

Total Net Assets	$82,180,044	$1,296,340,475	$1,105,415,095	$2,483,935,614

Net Asset Value Per Share
Class A	$10.78	$7.46		$7.46
Class B	$10.78	$7.46		$7.46
Class C	$10.78	$7.46		$7.46
Class I	$10.78	$7.46		$7.46
Shares Outstanding
Class A	576,503	111,495,202	28,894,442	140,966,147
Class B	392,995	3,345,623	7,481,327	11,219,945
Class C	665,923	6,152,360	3,532,765	10,351,048
Class I	5,990,381	52,689,165	111,578,968	170,258,514

Total Shares Outstanding	7,625,802	173,682,350	151,487,502	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of New York Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of New York Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. New York Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, New York Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, New York Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by New York Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of New York Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to New York Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by New York Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of New York Municipal Bond Fund will convert to Class A shares, the holding period of the shares of

Municipal Bond Fund received by each shareholder of New York Municipal Bond Fund will include the period during which the shares of New York Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of New York Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to New York Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of New York Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of New York Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and New York Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          New York Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and New York Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and New York Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or New York Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of New York Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of New York Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of New York Municipal Bond Fund. If any other matters about which New York Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of New York Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which New York Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, New York Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of New York Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of New York Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of New York Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of New York Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of New York Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $6,000. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If New York Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of New York Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of New York Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          New York Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise New York Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of New York Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	650,288
Class B	405,063
Class C	613,327
Class I	5,513,977

All Classes	7,182,655

New York Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of New York Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

First Clearing, LLC Kathleen B Haskins 545 W End Ave Apt 15E New York, NY 10024-2725	A	93,227.830	14.34%	0.12%	0.10%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	64,155.857	9.87%	0.08%	0.07%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	63,119.138	9.71%	0.08%	0.07%
HSBC Securities (USA) Inc. Vintage Abstract Corp 452 Fifth Ave New York, NY 10018-2706	A	41,279.583	6.35%	0.05%	0.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	25,559.354	6.31%	0.80%	0.34%
Robert J Romano 8201 13th Ave Brooklyn, NY 11228-3015	B	22,832.279	5.64%	0.72%	0.30%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	C	125,766.887	20.51%	2.35%	1.70%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	115,547.686	18.84%	2.15%	1.56%
UBS Financial Services Inc. FBO Jahn Levin and Sabrina Levin Ten In Com 10 Saddle Ridge Rd Old Westbury, NY 11568-1150	C	35,999.308	5.87%	0.67%	0.49%
The Bank of New York Custodian Pricewater House Coopers LLP Cost Equalization Trust One Wall Street – 12th Fl New York, NY 10286-0001	I	1,473,401.719	26.72%	3.86%	1.48%
Wachovia Bank Trust Accounts 11th Fl CMG-1151 301 S Tryon St Charlotte, NC 28282-1915	I	1,046,708.298	18.98%	2.74%	1.05%
Maggie Beth Lear Quellos Financial 601 Union Street – 56th Floor Seattle, WA 98101-2341	I	303,672.441	5.51%	0.80%	0.30%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	6.08%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	5.22%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	7.21%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	11.45%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	61.53%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	16.12%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of New York Municipal Bond Fund and Municipal Bond Fund as of March 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also incorporates by reference the unaudited financial statements of New York Municipal Bond Fund as of September 30, 2007, including the financial highlights for the periods indicated therein. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          New York Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION		VALID SIGNATURE

CORPORATE ACCOUNTS

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.	John Doe
c/o John Doe, Treasurer
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781(toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen New York Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

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and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

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Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at March 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since March 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

          4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)          The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)          Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)          Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)          On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)          On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)          On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7.          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO EVERGREEN NEW YORK MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

          You are invited to vote on a proposal to merge Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

          The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide South Carolina Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the South Carolina Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of South Carolina. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, South Carolina Municipal Bond Fund seeks current income exempt from South Carolina state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of South Carolina) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield South Carolin Municipal Bond Fund may have achieved in the absence of the Merger.

      If approved by shareholders, this is how the Merger will work:

•	South Carolina Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your South Carolina Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of South Carolina Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

          Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

          A special meeting of South Carolina Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

          If South Carolina Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for South Carolina Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

          Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of South Carolina Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of South Carolina Municipal Bond Fund in liquidation and subsequent termination of South Carolina Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of South Carolina Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of South Carolina Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with South Carolina Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of South Carolina Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of South Carolina Municipal Bond Fund, dated January 1, 2008.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for South Carolina Municipal Bond Fund, dated January 1, 2008, as supplemented.

Annual reports for South Carolina Municipal Bond Fund, dated August 31, 2007 (SEC accession no. 0001379491-07-000158) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

	•	Call 800.343.2898, or

	•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

	•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

	•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

	•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling
1-202-551-8090.

To ask questions about this prospectus/proxy statement:

	•	Call 1.800.821.8781, or

	•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

          The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of South Carolina Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund;

•

the liquidation of South Carolina Municipal Bond Fund by distributing the shares of Municipal Bond Fund to South Carolina Municipal Bond Fund’s shareholders in exchange for their shares in South Carolina Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by South Carolina Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively with South Carolina Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of South Carolina Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your South Carolina Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike South Carolina Municipal Bond Fund, which seeks current income exempt from South Carolina state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of South Carolina. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, South Carolina Municipal Bond Fund seeks current income exempt from South Carolina state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of South Carolina) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield South Carolina Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that South Carolina Municipal Bond Fund focuses its investments on South Carolina municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; South Carolina Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from five to twenty years. As of December 31, 2007, the dollar-weighted average durations of South Carolina Municipal Bond Fund and Municipal Bond Fund were 4.97 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, South Carolina Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	South Carolina Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and South Carolina state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of South Carolina.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

4

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds that are rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•

In purchasing municipal securities, the portfolio manager analyzes how well he believes the securities fit into the Fund’s overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets. Additionally, South Carolina Municipal Bond Fund entered into futures contracts; that Fund’s exposure to futures contracts (the notional value) generally did not exceed 5% of the Fund’s net assets during the previous calendar year.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning

5

to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by South Carolina Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	South Carolina Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline

		✓	✓

6

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, South Carolina Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in South Carolina for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in South Carolina. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, New York, or Virginia.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for South Carolina Municipal Bond Fund. However, South Carolina Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

7

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of South Carolina Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For both Funds, Class B shares are the oldest class of shares outstanding (or one of the oldest share classes). The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included.

South Carolina Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%	5.23%		8.83%		7.86%
0				4.17%		3.44%	2.57%	1.72%	3.21%	0.69%
-5%		-3.76%
-10%

Best Quarter:     3rd Quarter 2002 4.49%

Worst Quarter:  2nd Quarter 1999 -2.41%

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter:     3rd Quarter 2002 4.41%

Worst Quarter:  2nd Quarter 1999 -2.92%

8

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class (or one of its oldest share classes). After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

South Carolina Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/3/1994

Class A	1/3/1994	-3.36%	2.06%	3.60%	4.29%
Class A	1/3/1994	-3.37%	1.91%	3.46%	N/A
(after taxes on distributions)(3)
Class A	1/3/1994	-0.86%	2.22%	3.59%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class B	1/3/1994	-4.18%	1.98%	3.34%	3.90%
Class C	3/27/2002	-0.28%	2.32%	3.67%	4.35%
Class I	2/28/1994	1.70%	3.35%	4.38%	4.93%
LBMBI		3.36%	4.30%	5.18%	5.46%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of South Carolina Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and South Carolina state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. South Carolina Municipal Bond Fund also seeks current income exempt from South Carolina state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

9

Yields (30-day period ended December 31, 2007)

	South Carolina Municipal Bond Fund	Municipal Bond Fund

Class A	3.99%	3.87%
Class B	3.44%	3.32%
Class C	3.44%	3.32%
Class I	4.44%	4.32%

Yields (one-year period ended December 31, 2007)

	South Carolina Municipal Bond Fund	Municipal Bond Fund

Class A	4.00%	4.02%
Class B	3.24%	3.27%
Class C	3.24%	3.27%
Class I	4.25%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	South Carolina Municipal Bond Fund	Municipal Bond Fund

Class A	6.71%	6.05%
Class B	5.79%	5.19%
Class C	5.79%	5.19%
Class I	7.47%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	South Carolina Municipal Bond Fund	Municipal Bond Fund

Class A	6.72%	6.29%
Class B	5.44%	5.11%
Class C	5.44%	5.11%
Class I	7.15%	6.68%

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections

10

entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of South Carolina Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of South Carolina Municipal Bond Fund will include the period during which the shares of South Carolina Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

   Shareholder Fees (fees paid directly from your investment)

South Carolina Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with South Carolina Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including South Carolina Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with South Carolina Municipal Bond Fund had occurred)”.

11

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

South Carolina Municipal Bond Fund (based on the fiscal year ended August 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses	Total Annual Fund Operating Expenses
Class A	0.42%	0.30	%(2)	0.19%	0.91	%(3)
Class B	0.42%	1.00%		0.19%	1.61%
Class C	0.42%	1.00%		0.19%	1.61%
Class I	0.42%	0.00%		0.19%	0.61%

Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(4)	Total Annual Fund Operating Expenses(4), (5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(6)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with South Carolina Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with South Carolina Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8), (9)
Class A	0.32%	0.30	%(2)	0.31%	0.93	%(10)
Class B	0.32%	1.00%		0.31%	1.63%
Class C	0.32%	1.00%		0.31%	1.63%
Class I	0.32%	0.00%		0.31%	0.63%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8), (11)
Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

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(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

(3)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.86% for Class A.

(4)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with South Carolina Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.10% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.83% for Class A, 1.53% for Class B, 1.53% for Class C, and 0.53% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.88% for Class A.

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in South Carolina Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

          Example of Fund Expenses

South Carolina Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$563	$664	$264	$62	$164	$164
3 years	$751	$808	$508	$195	$508	$508
5 years	$955	$1,076	$876	$340	$876	$876
10 years	$1,541	$1,724	$1,911	$762	$1,724	$1,911

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SC Fund

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with South Carolina Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$565	$666	$266	$64	$166	$166
3 years	$757	$814	$514	$202	$514	$514
5 years	$965	$1,087	$887	$351	$887	$887
10 years	$1,564	$1,746	$1,933	$786	$1,746	$1,933

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger?
What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of South Carolina Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both South Carolina Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

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Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of South Carolina Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

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What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because South Carolina Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from South Carolina Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in South Carolina Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by South Carolina Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and South Carolina Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to South Carolina Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, South Carolina Municipal Bond Fund’s unrealized gains equaled approximately 2.8% of its net assets, or $0.27 per share.

          In addition, since the shareholders of South Carolina Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, South Carolina Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by South Carolina Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, South Carolina Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 1.9% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the South Carolina Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the South Carolina Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is

16

possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from South Carolina state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

South Carolina Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

South Carolina Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          *Currently, South Carolina Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in South Carolina for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in South Carolina. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, New York, or Virginia.

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically

17

payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

18

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

South Carolina Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for South Carolina Municipal Bond Fund. However, South Carolina Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

South Carolina Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

19

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          South Carolina Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from South Carolina state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to South Carolina state income tax. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than South Carolina Municipal Bond Fund. Although the anticipated expense ratio of Municipal Bond Fund following the Merger is expected to be comparable to, but higher than, that of South Carolina Municipal Bond Fund, the anticipated expense ratio of Municipal Bond Fund would be lower if, in addition to the Merger, a number of the other State Specific Municipal Bond Fund Mergers occur.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of South Carolina Municipal Bond Fund and that the interests of existing shareholders of South Carolina Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of South Carolina Municipal Bond Fund. South Carolina Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that South Carolina Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than South Carolina Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and South Carolina Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from South Carolina state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of South Carolina Municipal Bond Fund (taking into account the effect of federal and South Carolina state income taxes), although somewhat lower, and it had generally experienced more favorable total return in recent years than had South Carolina Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in South Carolina Municipal Bond Fund a favorable alternative investment in light of the fact that South Carolina Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining South Carolina Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and South Carolina Municipal Bond Fund’s total net assets were approximately $288 million. The Trustees noted that, as a result of the Merger, shareholders of South Carolina Municipal Bond Fund would have the benefit of a larger

20

combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

•

that EIMC or one of its affiliates will bear the expenses incurred by South Carolina Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of South Carolina Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on South Carolina Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of South Carolina Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of South Carolina Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of South Carolina Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of South Carolina Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, South Carolina Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of South Carolina Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of South Carolina Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of South Carolina Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, South Carolina Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to South Carolina Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of South Carolina Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, South Carolina Municipal Bond Fund will liquidate and distribute pro rata to South Carolina Municipal Bond Fund shareholders of record as of the close of

21

business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by South Carolina Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of South Carolina Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of South Carolina Municipal Bond Fund. All issued and outstanding shares of South Carolina Municipal Bond Fund, including those represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, South Carolina Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by South Carolina Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by South Carolina Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of South Carolina Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by South Carolina Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by South Carolina Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If South Carolina Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of South Carolina Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, South Carolina Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of South Carolina Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of South Carolina Municipal Bond Fund in liquidation of South Carolina Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and South Carolina Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of South Carolina Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by South Carolina Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to South Carolina Municipal Bond Fund’s shareholders in exchange for their shares of South Carolina Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by South Carolina Municipal Bond Fund’s shareholders upon the exchange of their shares of South Carolina Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of South Carolina Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of South Carolina Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of South Carolina Municipal Bond Fund exchanged therefor;

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(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of South Carolina Municipal Bond Fund will include the period during which the shares of South Carolina Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of South Carolina Municipal Bond Fund were held as a capital asset on the date of the Merger);

(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of South Carolina Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of South Carolina Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of South Carolina Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by South Carolina Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of South Carolina Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of South Carolina Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of South Carolina Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her South Carolina Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of South Carolina Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of South Carolina Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by South Carolina Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and South Carolina Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to South Carolina Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, South Carolina Municipal Bond Fund’s unrealized gains equaled approximately 2.8% of its net assets, or $0.27 per share.

          In addition, since the shareholders of South Carolina Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, South Carolina Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger

23

(after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by South Carolina Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, South Carolina Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 1.9% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the South Carolina Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the South Carolina Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of South Carolina, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of South Carolina Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007, and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.33 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of South Carolina Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	South Carolina Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$48,920,497	$832,186,269		$881,106,766
Class B	$7,780,193	$24,971,259		$32,751,452
Class C	$5,627,254	$45,920,457		$51,547,711
Class I	$256,355,549	$393,262,490		$649,618,039

Total Net Assets	$318,683,493	$1,296,340,475		$1,615,023,968

Net Asset Value Per Share
Class A	$9.93	$7.46		$7.46
Class B	$9.93	$7.46		$7.46
Class C	$9.93	$7.46		$7.46
Class I	$9.93	$7.46		$7.46
Shares Outstanding
Class A	4,928,010	111,495,202	1,626,253	118,049,465
Class B	783,732	3,345,623	258,643	4,387,998
Class C	566,849	6,152,360	187,084	6,906,293
Class I	25,823,825	52,689,165	8,522,714	87,035,704

Total Shares Outstanding	32,102,416	173,682,350	10,594,694	216,379,460

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          The following table sets forth the capitalizations of Municipal Bond Fund and South Carolina Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	South Carolina Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$48,920,497	$832,186,269	$171,047,888	$1,052,154,654
Class B	$7,780,193	$24,971,259	$50,992,903	$83,744,355
Class C	$5,627,254	$45,920,457	$25,711,337	$77,259,048
Class I	$256,355,549	$393,262,490	$621,159,518	$1,270,777,557

Total Net Assets	$318,683,493	$1,296,340,475	$868,911,646	$2,483,935,614

Net Asset Value Per Share
Class A	$9.93	$7.46		$7.46
Class B	$9.93	$7.46		$7.46
Class C	$9.93	$7.46		$7.46
Class I	$9.93	$7.46		$7.46
Shares Outstanding
Class A	4,928,010	111,495,202	24,542,935	140,966,147
Class B	783,732	3,345,623	7,090,590	11,219,945
Class C	566,849	6,152,360	3,631,839	10,351,048
Class I	25,823,825	52,689,165	91,745,524	170,258,514

Total Shares Outstanding	32,102,416	173,682,350	127,010,888	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of South Carolina Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

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Distribution of Shares

          EIS acts as principal underwriter of the shares of South Carolina Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. South Carolina Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, South Carolina Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, South Carolina Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class B and Class C shares received by South Carolina Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of South Carolina Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to South Carolina Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by South Carolina Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of South Carolina Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of South Carolina Municipal Bond Fund will include the period during which the shares of South Carolina Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of South Carolina Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A

26

shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to South Carolina Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will

27

affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

28

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of South Carolina Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of South Carolina Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

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          Both Municipal Bond Fund and South Carolina Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          South Carolina Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and South Carolina Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

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          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and South Carolina Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or South Carolina Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of South Carolina Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of South Carolina Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of South Carolina Municipal Bond Fund. If any other matters about which South Carolina Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of South Carolina Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which South Carolina Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, South Carolina Municipal Bond Fund may request that brokers

31

and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of South Carolina Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of South Carolina Municipal Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of South Carolina Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of South Carolina Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of South Carolina Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If South Carolina Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of South Carolina Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of South Carolina Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          South Carolina Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

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          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise South Carolina Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of South Carolina Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	4,587,965
Class B	737,028
Class C	541,071
Class I	19,235,568

All Classes	25,101,632

South Carolina Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of South Carolina Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Prudential Investment Mgmt Services For the Bene of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Fl 11 Newark, NJ 07102-4000	A	243,309.291	5.30%	0.28%	0.23%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	38,918.320	5.28%	1.02%	0.47%

33

First Clearing, LLC Newberry Invst Co of SC LP 92 Forest Ln Greenville, SC 29605-1917	C	99,887.028	18.46%	1.73%	1.22%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	69,982.667	12.93%	1.21%	0.86%
First Clearing, LLC Carson Billy Askins Sr Ttee (Decd) Cb Askins Sr Rev Trust PO Box 969 Lake City, SC 29560-0969	C	63,011.236	11.65%	1.09%	0.77%
Wachovia Bank Trust Accounts 11th Fl CMG-1151 301 S Tryon St Charlotte, NC 28282-1915	I	10,833,084.555	56.32%	19.59%	9.82%
Wachovia Bank Trust Accounts Cash/Reinvest 1525 W Wt Harris Blvd Charlotte, NC 28288-0001	I	6,166,993.415	32.06%	11.15%	5.59%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	5.82%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	4.99%	4.20%

34

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	6.66%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	11.73%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	46.91%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	12.29%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of South Carolina Municipal Bond Fund and Municipal Bond Fund as of August 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also includes unaudited pro forma financial statements.

LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          South Carolina Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

35

INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

          VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

          VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781 (toll free).

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen South Carolina Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures

A-1

and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

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ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

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ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at August 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2007, whether or not incurred in the ordinary course of business.

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(h)          Since August 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

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Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to

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enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

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          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

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By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

          (f)          the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

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(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)          to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

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ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

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(d)          Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)          Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)          Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)          Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)          Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)          The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the

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calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8            Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9            The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)             They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)             On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)             On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

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ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

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          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT
COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

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The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

EVERGREEN VIRGINIA MUNICIPAL BOND FUND
200 Berkeley Street
Boston, MA 02116-5034

January 30, 2008

Dear Shareholder,

                    You are invited to vote on a proposal to merge Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”), another mutual fund within the Evergreen family of funds (the “Merger”).

                    The Board of Trustees of Evergreen Municipal Trust has unanimously approved the Merger and recommends that you vote FOR this proposal. The Merger is expected to provide Virginia Municipal Bond Fund investors a continuing investment in an Evergreen fund that provides income exempt from federal income tax, other than the alternative minimum tax. Unlike the Virginia Municipal Bond Fund, Municipal Bond Fund does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Virginia. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Virginia Municipal Bond Fund seeks current income exempt from Virginia state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Virginia) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Virginia Municipal Bond Fund may have achieved in the absence of the Merger.

          If approved by shareholders, this is how the Merger will work:

•	Virginia Municipal Bond Fund will transfer all of its assets and all of its liabilities to Municipal Bond Fund.

•

Municipal Bond Fund will issue new shares that will be distributed to you in an amount equal to the value of your Virginia Municipal Bond Fund shares. You will receive the same class of shares of Municipal Bond Fund that you currently hold of Virginia Municipal Bond Fund. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

•	You will not incur any sales charges or similar transaction charges as a result of the Merger.

•	It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                    Details about Municipal Bond Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

                    A special meeting of Virginia Municipal Bond Fund’s shareholders will be held on March 20, 2008. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement.

                    If Virginia Municipal Bond Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group requesting your vote. The Altman Group has been retained to act as our proxy solicitor and will receive approximately $1,500 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Virginia Municipal Bond Fund and Municipal Bond Fund, or one of its affiliates. If you have any questions about the Merger or the proxy card, please call The Altman Group at (800) 821-8781 (toll-free).

                    Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Management Company, LLC

EVERGREEN VIRGINIA MUNICIPAL BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

          A Special Meeting (the “Meeting”) of Shareholders of Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”), a series of Evergreen Municipal Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on March 20, 2008, at 10:00 a.m., Eastern time, for the following purposes:

1.

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all of the assets of Virginia Municipal Bond Fund by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund. The Plan also provides for distribution of those shares of Municipal Bond Fund to shareholders of Virginia Municipal Bond Fund in liquidation and subsequent termination of Virginia Municipal Bond Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Virginia Municipal Bond Fund.

2.	To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

          Any adjournment(s) of the Meeting will be held at the above address. On behalf of Virginia Municipal Bond Fund, the Board of Trustees of Evergreen Municipal Trust has fixed the close of business on December 31, 2007 as the record date (the “Record Date”). Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

          IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Municipal Trust,

Michael H. Koonce
Secretary

January 30, 2008

PROSPECTUS/PROXY STATEMENT DATED JANUARY 30, 2008

INFORMATION RELATING TO THE PROPOSED MERGER
of
EVERGREEN VIRGINIA MUNICIPAL BOND FUND
a series of Evergreen Municipal Trust

into
EVERGREEN MUNICIPAL BOND FUND
also a series of Evergreen Municipal Trust

          This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund,” and together with Virginia Municipal Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of Municipal Bond Fund in exchange for your shares of Virginia Municipal Bond Fund.

          Please read this prospectus/proxy statement carefully and retain it for future reference. The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares of Municipal Bond Fund, dated October 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Classes A, B, C, and I shares of Virginia Municipal Bond Fund, dated January 1, 2008.

Statement of additional information for Municipal Bond Fund, dated October 1, 2007, as supplemented.

Statement of additional information for Virginia Municipal Bond Fund, dated January 1, 2008, as supplemented.

Annual reports for Virginia Municipal Bond Fund, dated August 31, 2007 (SEC accession no. 0001379491-07-000158) and for Municipal Bond Fund, dated May 31, 2007 (SEC accession no. 0001379491-07-000129).

Statement of additional information, dated January 30, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

•	Call 800.343.2898, or

•	Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

•	www.EvergreenInvestments.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

•	View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

•	Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

•

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

•	Call 1.800.821.8781, or

•	Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Both Funds’ SEC file numbers are 811-08367 and 333-36033.

          Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

          The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

          THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

          The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

2

SUMMARY OF THE MERGER

          This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual and semi-annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

•	the transfer of all of the assets of Virginia Municipal Bond Fund to Municipal Bond Fund in exchange for shares of Municipal Bond Fund;

•	the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund;

•

the liquidation of Virginia Municipal Bond Fund by distributing the shares of Municipal Bond Fund to Virginia Municipal Bond Fund’s shareholders in exchange for their shares in Virginia Municipal Bond Fund; and

•	the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

          The Merger is scheduled to take place on or about April 11, 2008. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

          In connection with the Merger, a substantial portion of the securities held by Virginia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          A separate prospectus/proxy statement is concurrently being sent to shareholders of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), and Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”) (collectively with Virginia Municipal Bond Fund, the “State Specific Municipal Bond Funds”) requesting their approval of similar proposals to merge each fund with Municipal Bond Fund effective on or about April 11, 2008 (collectively with the Merger, the “State Specific Municipal Bond Fund Mergers”). None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other State Specific Municipal Bond Fund Mergers will be effected.

After the Merger, what class of shares of Municipal Bond Fund will I own?

If you own this class of shares of Virginia Municipal Bond Fund:	You will get this class of shares of Municipal Bond Fund:

Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

          The Municipal Bond Fund shares you receive as a result of the Merger will have the same total value as the total value of your Virginia Municipal Bond Fund shares as of the close of business on the day immediately prior to the Merger.

3

Does the Board of Trustees recommend that I vote in favor of approving the Plan?

          Yes. The Board of Trustees of Evergreen Municipal Trust, including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has unanimously concluded that the Merger would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders will not be diluted as a result of the Merger.

How do the Funds’ investment goals, principal investment strategies, and risks compare?

          Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. Unlike Virginia Municipal Bond Fund, which seeks current income exempt from Virginia state income tax, Municipal Bond Fund invests more broadly and does not have a policy to invest a minimum percentage of its assets in municipal securities, the interest from which is generally exempt from income tax in the State of Virginia. As a result, income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. By contrast, Virginia Municipal Bond Fund seeks current income exempt from Virginia state income tax. The tax-equivalent yield (taking into account the effect of federal income tax and income tax in the State of Virginia) of Municipal Bond Fund after the Merger may be lower than the tax-equivalent yield Virginia Municipal Bond Fund may have achieved in the absence of the Merger. A fund that concentrates its investments in a single state or location may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the state or location in which it invests. The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information.

The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

          As you will see below, the investment policies of the two Funds are similar, except to the extent that Virginia Municipal Bond Fund focuses its investments on Virginia municipal securities. Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager will attempt to maintain a dollar-weighted average maturity of ten to twenty years; Virginia Municipal Bond Fund’s investment policies contemplate that the Fund’s portfolio manager may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from five to twenty years. As of December 31, 2007, the dollar-weighted average durations of Virginia Municipal Bond Fund and Municipal Bond Fund were 5.46 years and 6.09 years, respectively. Municipal Bond Fund also specifically reserves the right to invest a portion of its assets in so-called “inverse floater” investments, as described below. Although not a principal investment strategy, Virginia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters. Municipal Bond Fund does not currently intend to invest more than 10% of its assets in inverse floaters.

	Virginia Municipal Bond Fund	Municipal Bond Fund

INVESTMENT GOAL

The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, and Virginia state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.

PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION	•

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the Commonwealth of Virginia.

• The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

•

The Fund normally invests at least 80% of its assets in investment grade bonds, which are securities rated BBB/Baa or above by any nationally recognized statistical ratings organization or, if unrated, determined to be of comparable quality by the Fund’s portfolio manager. For purposes of this test, an investment in a municipal money market fund will be considered the equivalent of an investment grade bond investment.

•

The Fund will invest at least 80% of its assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by a nationally recognized statistical ratings organization, or unrated securities determined to be of comparable quality by the portfolio manager.

4

•	The Fund may invest up to 20% of its assets in bonds rated below investment grade, but the Fund will not invest in bonds that are rated below B.	•	The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as “junk bonds”), but will not invest in bonds rated below B.

•	The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities.	•

The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

•

In purchasing municipal securities, the portfolio manager analyzes how well he believes the securities fit into the Fund’s overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

•

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

•

The Fund may purchase municipal securities of any maturity or duration, but generally the portfolio’s dollar-weighted average maturity ranges from 5 to 20 years. The portfolio manager selects municipal bonds that pay attractive yields relative to what he believes are bonds of similar credit quality and interest rate sensitivity.

		•	The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

•

Although not a principal investment strategy, the Fund may invest up to 5% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

•

Although not a principal investment strategy, the Fund does not currently intend to invest more than 10% of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

          Each Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Funds may use may change from time to time as new derivative products become available to the Funds.

          Although there is no limit on the Funds’ use of derivative instruments, during the previous calendar year each Fund’s use of derivative instruments generally consisted of investments in inverse floaters, generally amounting to approximately 5% or less of each Fund’s net assets. Additionally, Virginia Municipal Bond Fund entered into futures contracts; that Fund’s exposure to futures contracts (the notional value) generally did not exceed 5% of the Fund’s net assets during the previous calendar year.

          For purposes of determining compliance by each Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Funds may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Funds may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

          Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. Each Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable.

          Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning

5

to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

          Distributions of capital gains and other taxable income by either Fund will be subject to applicable federal, state and local income taxes. Distributions of taxable income and gains arising from the Fund’s use of derivatives will be subject to applicable federal, state, and local income taxes. Shareholders should consult with their tax advisors when determining the taxable nature of any Fund distributions for federal, state or local tax purposes. An investment in a Fund may also result in liability for federal alternative minimum tax, both for individual and corporate shareholders. For example, while the interest from qualified private activity bonds is generally not subject to federal income tax, many types of private activity bond interest must be included in taxable income for federal alternative minimum tax purposes.

          In connection with the Merger, a substantial portion of the securities held by Virginia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

          The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Virginia Municipal Bond Fund	Municipal Bond Fund

Non- Diversification Risk

An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested in by a diversified fund.

✓

Concentration Risk

A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

		✓	*

Municipal Securities Risk

There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor.

		✓	✓

Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		✓	✓

Credit Risk	The value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If an issuer defaults, or if the credit quality of an investment deteriorates or is	✓	✓

6

perceived to deteriorate, the value of the investment could decline.

Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		✓	✓

Legal Risk – Tax Treatment of Municipal Bonds

The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.**

		✓	✓

Inverse Floater Risk

As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

		***	✓

Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	✓	✓

* Currently, Virginia Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Virginia for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Virginia. Additionally, if any of the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, New York, or South Carolina.

** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

*** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Virginia Municipal Bond Fund. However, Virginia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

          For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks” below.

          Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

7

How do the Funds’ performance records compare?

          The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

          The tables below show the percentage gain or loss for Class B shares of Virginia Municipal Bond Fund and Municipal Bond Fund in each of the last ten calendar years. For both Funds, Class B shares are the oldest class of shares outstanding. The tables should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses and reinvestment of all dividends and distributions, but not sales charges that may be applicable to Class B shares. Returns would be lower if sales charges were included.

Virginia Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%	5.52%		8.87%		7.63%
0				4.45%		2.88%	2.22%	1.51%	3.31%
-5%		-3.21%								-0.18%
-10%

Best Quarter: 3rd Quarter 2002 4.08%

Worst Quarter: 2nd Quarter 2004 -2.06%

Municipal Bond Fund

Year-by-Year Total Return for Class B Shares (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

15%
10%
5%			9.30%		8.44%
0	4.40%			3.03%		4.28%	4.13%	2.93%	4.20%	0.96%
-5%
-10%		-6.66%

Best Quarter: 3rd Quarter 2002 4.41%

Worst Quarter: 2nd Quarter 1999 -2.92%

8

          The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges. The tables are provided as of December 31, 2007. The after-tax returns shown do not reflect the impact of state and local income taxes and are for each Fund’s oldest share class (or one of its oldest share classes). After-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing their performance with that of the Lehman Brothers Municipal Bond Index (LBMBI). The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or fees or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Virginia Municipal Bond Fund(1)

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/2/1993

Class A	7/2/1993	-4.25%	1.67%	3.49%	4.19%
Class A	7/2/1993	-4.26%	1.54%	3.40%	N/A
(after taxes on distributions)(3)
Class A	7/2/1993	-1.47%	1.89%	3.53%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class B	7/2/1993	-5.01%	1.59%	3.24%	3.80%
Class C	3/27/2002	-1.14%	1.94%	3.57%	4.25%
Class I	2/28/1994	0.82%	2.96%	4.28%	4.81%
LBMBI		3.36%	4.30%	5.18%	5.60%

Municipal Bond Fund(2)

	Inception Date of Class	1 year	5 year	10 Year	Performance Since 1/19/1978

Class A	1/20/1998	-3.15%	3.02%	3.67%	5.97%
Class B	1/19/1978	-3.93%	2.94%	3.42%	5.88%
Class B	1/19/1978	-3.93%	2.93%	3.32%	N/A
(after taxes on distributions)(3)
Class B	1/19/1978	-1.43%	2.99%	3.38%	N/A
(after taxes on distributions and sale of Fund shares)(3)
Class C	1/26/1998	-0.02%	3.29%	3.42%	5.88%
Class I	4/30/1999	1.97%	4.33%	4.32%	6.19%
LBMBI		3.36%	4.30%	5.18%	N/A

(1) Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

(2) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(3) The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

          Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Yields and Tax-Equivalent Yields

          The following tables allow you to compare the yields and the tax-equivalent yields of Class A, B, C, and I shares of Virginia Municipal Bond Fund and Municipal Bond Fund for the 30-day and one-year periods ended December 31, 2007. The tax-equivalent yield tables are intended to provide you with some indication of the effect of the different tax treatment of each Fund’s distributions of income and are calculated using a blended rate of the highest individual federal and Virginia state marginal income tax rates. Both Funds seek current income exempt from federal income tax, other than the alternative minimum tax. Virginia Municipal Bond Fund also seeks current income exempt from Virginia state income tax. Income from an investment in Municipal Bond Fund will generally be subject to applicable state and local income taxes. The tax-equivalent yield tables do not reflect the effect of local income taxes.

9

Yields (30-day period ended December 31, 2007)

	Virginia Municipal Bond Fund	Municipal Bond Fund

Class A	3.80%	3.87%
Class B	3.25%	3.32%
Class C	3.25%	3.32%
Class I	4.25%	4.32%

Yields (one-year period ended December 31, 2007)

	Virginia Municipal Bond Fund	Municipal Bond Fund

Class A	3.95%	4.02%
Class B	3.19%	3.27%
Class C	3.19%	3.27%
Class I	4.21%	4.27%

          You may call 1-800-346-3858 toll free for more recent yield data.

Tax-Equivalent Yields (30-day period ended December 31, 2007)

	Virginia Municipal Bond Fund	Municipal Bond Fund

Class A	6.31%	6.05%
Class B	5.39%	5.19%
Class C	5.39%	5.19%
Class I	7.05%	6.75%

Tax-Equivalent Yields (one-year period ended December 31, 2007)

	Virginia Municipal Bond Fund	Municipal Bond Fund

Class A	6.56%	6.29%
Class B	5.29%	5.11%
Class C	5.29%	5.11%
Class I	6.98%	6.68%

How do the Funds’ sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

          The sales charges for the corresponding classes of each Fund are the same. Each Fund offers four classes of shares — Classes A, B, C and I, which are involved in the Merger. If the Merger is completed, you will receive shares of the same class you currently own. You will not pay any front-end or deferred sales charges in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. Class B shares of each Fund will continue to automatically convert to Class A shares after eight years. For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.” For purposes of determining when Class B shares issued in the Merger to shareholders of Virginia Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Virginia Municipal Bond Fund

10

will include the period during which the shares of Virginia Municipal Bond Fund exchanged therefor were held by such shareholder.

          The following tables allow you to compare the sales charges of the Funds. The table entitled “Municipal Bond Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

     Shareholder Fees (fees paid directly from your investment)

Virginia Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

Municipal Bond Fund Pro Forma

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	5.00%	1.00%	None

(1)	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

          The following tables allow you to compare the expenses of the Funds. A separate prospectus/proxy statement is concurrently being sent to shareholders of the State Specific Municipal Bond Funds requesting their approval of the respective State Specific Municipal Bond Fund Mergers. The table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Virginia Municipal Bond Fund had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming the Merger, but none of the other State Specific Municipal Bond Fund Mergers, had taken place. The table entitled “Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)” shows an estimate of what Municipal Bond Fund’s expenses would have been for the twelve-month period ended May 31, 2007, assuming each of the proposed mergers with the State Specific Municipal Bond Funds, including Virginia Municipal Bond Fund, had taken place. None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the other mergers will be effected. No possible combination of the Merger and any of the other proposed State Specific Municipal Bond Fund Mergers would result in higher Total Annual Fund Operating Expenses than those shown below under the table entitled “Municipal Bond Fund Pro Forma (assuming only the merger with Virginia Municipal Bond Fund had occurred)”.

11

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (1)

Virginia Municipal Bond Fund (based on the fiscal year ended August 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses	Total Annual Fund Operating Expenses
Class A	0.42%	0.30	% (2)	0.21%	0.93	%(3)
Class B	0.42%	1.00%		0.21%	1.63%
Class C	0.42%	1.00%		0.21%	1.63%
Class I	0.42%	0.00%		0.21%	0.63%

Municipal Bond Fund (based on the fiscal year ended May 31, 2007)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(4)	Total Annual Fund Operating Expenses(4), (5)
Class A	0.34%	0.30	%(2)	0.37%	1.01	%(6)
Class B	0.34%	1.00%		0.37%	1.71%
Class C	0.34%	1.00%		0.37%	1.71%
Class I	0.34%	0.00%		0.37%	0.71%

Municipal Bond Fund
Pro Forma (assuming only the merger with Virginia Municipal Bond Fund had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming the proposed merger with Virginia
Municipal Bond Fund had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8),(9)

Class A	0.32%	0.30	%(2)	0.33%	0.95	%(10)
Class B	0.32%	1.00%		0.33%	1.65%
Class C	0.32%	1.00%		0.33%	1.65%
Class I	0.32%	0.00%		0.33%	0.65%

Municipal Bond Fund
Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred)
(based on what the estimated combined expenses of Municipal Bond Fund would have been for the 12 months ended May 31, 2007 assuming each of the proposed mergers with the State
Specific Municipal Bond Funds had occurred at the beginning of that period)(7)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees		Other Expenses(8)	Total Annual Fund Operating Expenses (8), (11)

Class A	0.29%	0.30	%(2)	0.28%	0.87	%(12)
Class B	0.29%	1.00%		0.28%	1.57%
Class C	0.29%	1.00%		0.28%	1.57%
Class I	0.29%	0.00%		0.28%	0.57%

(1)	Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of each Merger.

(2)

By the terms of the Fund’s Rule 12b-1 Plan, the Board of Trustees may, without shareholder approval, increase this fee up to the maximum amount allowed under the Plan, 0.75%. The Board of Trustees has no intention to do so.

12

(3)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.88% for Class A.

(4)

The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Annual Fund Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the accompanying Prospectus, which does not include Acquired Fund fees and expenses.

(5)

Total Annual Fund Operating Expenses listed above include 0.14% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.87% for Class A, 1.57% for Class B, 1.57% for Class C, and 0.57% for Class I.

(6)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.96% for Class A.

(7)	Municipal Bond Fund will be the accounting survivor following the merger with Virginia Municipal Bond Fund and also following the State Specific Municipal Bond Fund Mergers.

(8)	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in Acquired Funds.

(9)

Total Annual Fund Operating Expenses listed above include 0.11% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.84% for Class A, 1.54% for Class B, 1.54% for Class C, and 0.54% for Class I.

(10)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.90% for Class A

(11)

Total Annual Fund Operating Expenses listed above include 0.08% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.79% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Class I.

(12)

The Fund’s investment advisor has agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.82% for Class A.

          The examples below are intended to help you compare the cost of investing in Virginia Municipal Bond Fund versus Municipal Bond Fund, both before and after the Merger, and are for illustration only. The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above. Your actual costs may be higher or lower.

          Example of Fund Expenses

Virginia Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$565	$666	$266	$64	$166	$166
3 years	$757	$814	$514	$202	$514	$514
5 years	$965	$1,087	$887	$351	$887	$887
10 years	$1,564	$1,746	$1,933	$786	$1,746	$1,933

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VA Fund

Municipal Bond Fund

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$573	$674	$274	$73	$174	$174
3 years	$781	$839	$539	$227	$539	$539
5 years	$1,006	$1,128	$928	$395	$928	$928
10 years	$1,653	$1,834	$2,019	$883	$1,834	$2,019

Municipal Bond Fund Pro Forma (assuming only the merger with Virginia Municipal Bond Fund had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$567	$668	$268	$66	$168	$168
3 years	$763	$820	$520	$208	$520	$520
5 years	$976	$1,097	$897	$362	$897	$897
10 years	$1,586	$1,768	$1,955	$810	$1,768	$1,955

Municipal Bond Fund Pro Forma (assuming each merger with the State Specific Municipal Bond Funds had occurred at beginning of periods shown)

Assuming Redemption at End of Period					Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$560	$660	$260	$58	$160	$160
3 years	$739	$796	$496	$183	$496	$496
5 years	$934	$1,055	$855	$318	$855	$855
10 years	$1,497	$1,679	$1,867	$714	$1,679	$1,867

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

          The overall management of each of Virginia Municipal Bond Fund and Municipal Bond Fund is supervised by the Board of Trustees of Evergreen Municipal Trust.

Investment Advisor

          Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Virginia Municipal Bond Fund and Municipal Bond Fund and EIMC will continue to be the investment advisor to Municipal Bond Fund immediately following the Merger. The following are some key facts about EIMC:

•	EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

•	EIMC has been managing mutual funds and private accounts since 1932.

•	EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

•	EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Portfolio Manager

          The day-to-day management of Municipal Bond Fund is handled by:

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•

Mathew M. Kiselak, a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

          Mr. Kiselak became the lead portfolio manager of Virginia Municipal Bond Fund on December 10, 2007.

          Municipal Bond Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

          For its management and supervision of the daily business affairs of Municipal Bond Fund, Municipal Bond Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

•	0.31% of the first $500 million of average daily net assets of the Fund; plus

•	0.16% of the average daily net assets of the Fund over $500 million.

          For the fiscal year ended May 31, 2007, the aggregate advisory fee paid to EIMC by Municipal Bond Fund was:

•	0.34% of the Fund’s average daily net assets.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

          Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

          EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (FINRA)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

          In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

          Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

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What will be the primary federal income tax consequences of the Merger?

          It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because Virginia Municipal Bond Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from Virginia Municipal Bond Fund to shareholders, which would result in a taxable event for federal income tax purposes to the extent such distributions are not exempt interest dividends.

          The cost basis and holding period of shares in Virginia Municipal Bond Fund will carry over to the shares in Municipal Bond Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

          In connection with the Merger, a substantial portion of the securities held by Virginia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Virginia Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Virginia Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Virginia Municipal Bond Fund’s unrealized gains equaled approximately 1.5% of its net assets, or $0.15 per share.

          In addition, since the shareholders of Virginia Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Virginia Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Virginia Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Virginia Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Virginia Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Virginia Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from Virginia state income tax, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

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          Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

What are the principal risks of investing in each Fund?

          An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Virginia Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Non-Diversification Risk.	The Fund is not subject to Non-Diversification Risk.

          An investment in a Fund that is non-diversified entails greater risk than an investment in a diversified fund. When a Fund is non-diversified, it may invest a greater percentage of assets in a single issuer or a limited number of issuers than may be invested by a diversified fund. As a result, a Fund may be especially vulnerable to financial, economic, political or other developments affecting an issuer in which it invests. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of a Fund’s portfolio than in a fund which invests more broadly.

Virginia Municipal Bond Fund	Municipal Bond Fund

The Fund is subject to Concentration Risk.	The Fund is not subject to Concentration Risk.*

          A Fund that concentrates its investments in a limited number of sectors, industries, states or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund’s shares may be more volatile.

          *Currently, Virginia Municipal Bond Fund is subject to Concentration Risk whereas Municipal Bond Fund is not. However, Municipal Bond Fund may have a greater than normal portion of its assets invested in the securities of issuers in Virginia for a period of time following the Merger. Therefore, if the Merger occurs, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Virginia. Additionally, if the other State Specific Municipal Bond Fund Mergers occur, Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of issuers in Alabama, Connecticut, Georgia, Maryland, New Jersey, New York, or South Carolina.

Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Municipal Securities Risk.

          Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes. There is generally less public information available for municipal securities compared to corporate equities or bonds, and the investment performance of a Fund holding municipal bonds may therefore be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are general obligations of a state or other government entity supported by its taxing powers. These general obligations are typically payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. Other municipal securities are special revenue obligations, which are payable from revenue earned by a particular project or other revenue source. Investors can look only to the revenue generated by the

17

project or the operator of the project rather than the credit of the state or local government authority issuing the bonds. Special revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue. A Fund may make significant investments in a single issue or a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the value of shares of funds that invest more broadly. The values of municipal bonds may rise or fall in response to a number of factors affecting their issuers, including political or fiscal events, legislative changes, and the enforceability of rights of municipal bond holders. The values of municipal securities can be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. In addition, the municipal securities held by the Fund may fail to meet certain legal requirements which allow interest distributed from such securities to be tax-exempt. If those requirements are not met, the interest received and distributed to shareholders by the Fund may be taxable. In addition, changes in federal or state tax laws may cause the prices of municipal securities to fall. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Interest Rate Risk.

          When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Credit Risk.

          Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Below Investment Grade Bond Risk.

          Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

          Obligations rated B may be vulnerable to non-payment over the long term and adverse business, financial or economic conditions may make it unlikely that the issuer will meet its commitments.

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Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Legal Risk – Tax Treatment of Municipal Bonds.**

          The U.S. Supreme Court has heard an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

          ** Generally, shareholders are currently subject to applicable state and local income taxes on distributions from Municipal Bond Fund.

Virginia Municipal Bond Fund	Municipal Bond Fund

The Fund is not subject to Inverse Floater Risk.***	The Fund is subject to Inverse Floater Risk.

          Inverse floating rate obligations earn interest at rates that generally vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

          *** Inverse Floater Risk is a principal risk for Municipal Bond Fund whereas Inverse Floater Risk is not a principal risk for Virginia Municipal Bond Fund. However, Virginia Municipal Bond Fund may invest up to 5% of its assets in inverse floaters.

Virginia Municipal Bond Fund	Municipal Bond Fund

Each Fund is subject to Derivatives Risk.

          A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

What are some of the other risks associated with each Fund?

          Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

          Both Funds generally do not take portfolio turnover into account when making investment decisions. Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year,

19

resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

          Virginia Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, and from Virginia state income tax. Municipal Bond Fund invests principally in securities that provide income that is exempt from federal income tax, other than the alternative minimum tax, but that generally will be subject to Virginia state income taxes. Municipal Bond Fund is able to invest in a broader universe of investments and is an investment option for a broader universe of investors, and is, as a result, substantially larger than Virginia Municipal Bond Fund. Although the anticipated expense ratio of Municipal Bond Fund following the Merger is expected to be comparable to, but higher than, that of Virginia Municipal Bond Fund, the anticipated expense ratio of Municipal Bond Fund would be lower if, in addition to the Merger, a number of the other State Specific Municipal Bond Fund Mergers occur.

          At a meeting held on December 5, 2007, and December 6, 2007, the Trustees of Evergreen Municipal Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Virginia Municipal Bond Fund and that the interests of existing shareholders of Virginia Municipal Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

          EIMC noted in proposing the Merger that the portfolio of Municipal Bond Fund is significantly more diversified than that of Virginia Municipal Bond Fund. Virginia Municipal Bond Fund’s overall net assets have generally declined in recent periods, and EIMC noted that the Fund has little potential to experience economies of scale in the foreseeable future. EIMC noted that, as a result, it is unlikely that Virginia Municipal Bond Fund would continue in existence indefinitely as a stand-alone entity if the Merger is not effected. EIMC represented to the Trustees that it believed that Municipal Bond Fund would provide shareholders with a continuing investment in a fund generally providing income that is exempt from federal income tax, other than the alternative minimum tax, and the potential for a higher after-tax total return, and greater potential for economies of scale, than Virginia Municipal Bond Fund.

          Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger. These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, including the style of municipal bond management, and Municipal Bond Fund’s potential for greater diversification and economies of scale. Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past one-, three-, and five-year periods ended September 30, 2007 and considered the tax-equivalent yields of Municipal Bond Fund and Georgia Municipal Bond Fund over the five-year period ended September 30, 2007. The Trustees considered that, although Municipal Bond Fund does not pay income exempt from Virginia state income tax, its tax-equivalent yield (taking into account the effect of federal income tax) was generally comparable to that of Virginia Municipal Bond Fund (taking into account the effect of federal and Virginia state income taxes), although somewhat lower, and it had generally experienced more favorable total return in recent years than had Virginia Municipal Bond Fund. The Trustees concluded that, as a result, Municipal Bond Fund may provide shareholders in Virginia Municipal Bond Fund a favorable alternative investment in light of the fact that Virginia Municipal Bond Fund would likely not continue in existence as a stand-alone entity.

          The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Virginia Municipal Bond Fund with Municipal Bond Fund. As of September 30, 2007, Municipal Bond Fund’s total net assets were approximately $1.22 billion and Virginia Municipal Bond Fund’s total net assets were approximately $212 million. The Trustees noted that, as a result of the Merger, shareholders of Virginia Municipal Bond Fund would have the benefit of a larger combined fund and noted that this offered the potential for greater diversification and economies of scale (particularly if the other State Specific Municipal Bond Fund Mergers occur).

          In addition, the Trustees, including the Independent Trustees, considered among other things:

•	the terms and conditions of the Merger and concluded that they were fair and reasonable;

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•

that EIMC or one of its affiliates will bear the expenses incurred by Virginia Municipal Bond Fund and Municipal Bond Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

•	that the Merger is expected to be tax-free for federal income tax purposes;

•

the relative tax situations of Virginia Municipal Bond Fund and Municipal Bond Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Virginia Municipal Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Virginia Municipal Bond Fund shareholders’ interests; and

•	alternatives available to shareholders of Virginia Municipal Bond Fund, including the ability to redeem their shares.

          During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

          Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Virginia Municipal Bond Fund.

          The Trustees of Evergreen Municipal Trust also approved the Merger on behalf of Municipal Bond Fund.

Agreement and Plan of Reorganization

          The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

          The Plan provides that Municipal Bond Fund will acquire all of the assets of Virginia Municipal Bond Fund in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund on or about April 11, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, Virginia Municipal Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

          The number of full and fractional shares of each class of Municipal Bond Fund to be received by the shareholders of each class of Virginia Municipal Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Virginia Municipal Bond Fund by the ratio computed by dividing the net asset value per share of the respective class of shares of Virginia Municipal Bond Fund by the net asset value per share of the respective class of shares of Municipal Bond Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

          State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

          At or prior to the Closing Date, Virginia Municipal Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Virginia Municipal Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Virginia Municipal Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and any net tax exempt income and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforward).

          As soon after the Closing Date as conveniently practicable, Virginia Municipal Bond Fund will liquidate and distribute pro rata to Virginia Municipal Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Municipal Bond Fund received by Virginia Municipal Bond Fund. Such liquidation and distribution will be accomplished by establishing accounts in the names of Virginia Municipal Bond Fund’s shareholders with Municipal Bond Fund’s records maintained by its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of Municipal Bond Fund due to such shareholder of Virginia Municipal Bond Fund. All issued and outstanding shares of Virginia Municipal Bond Fund, including those

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represented by certificates, will be canceled. The shares of Municipal Bond Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Virginia Municipal Bond Fund will be terminated as a series of Evergreen Municipal Trust.

          The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Virginia Municipal Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below. Notwithstanding the approval by Virginia Municipal Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Virginia Municipal Bond Fund and Municipal Bond Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Virginia Municipal Bond Fund and Municipal Bond Fund in connection with the Merger (including the cost of any proxy solicitor). No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Virginia Municipal Bond Fund, Municipal Bond Fund or their respective shareholders.

          If Virginia Municipal Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Virginia Municipal Bond Fund and its shareholders.

Federal Income Tax Consequences

          The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, Virginia Municipal Bond Fund and Municipal Bond Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)

The transfer of all of the assets of Virginia Municipal Bond Fund solely in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund followed by the distribution of Municipal Bond Fund shares to the shareholders of Virginia Municipal Bond Fund in liquidation of Virginia Municipal Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and Municipal Bond Fund and Virginia Municipal Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)

Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund upon the receipt of the assets of Virginia Municipal Bond Fund solely in exchange for the shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund;

(3)

Under Section 361 of the Code, no gain or loss will be recognized by Virginia Municipal Bond Fund on the transfer of its assets to Municipal Bond Fund in exchange for Municipal Bond Fund’s shares and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund or upon the distribution (whether actual or constructive) of Municipal Bond Fund’s shares to Virginia Municipal Bond Fund’s shareholders in exchange for their shares of Virginia Municipal Bond Fund;

(4)

Under Section 354 of the Code, no gain or loss will be recognized by Virginia Municipal Bond Fund’s shareholders upon the exchange of their shares of Virginia Municipal Bond Fund for shares of Municipal Bond Fund in liquidation of Virginia Municipal Bond Fund;

(5)

Under Section 358 of the Code, the aggregate tax basis of the shares of Municipal Bond Fund received by each shareholder of Virginia Municipal Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Virginia Municipal Bond Fund exchanged therefor;

(6)

Under Section 1223(1) of the Code, the holding period of the shares of Municipal Bond Fund received by each shareholder of Virginia Municipal Bond Fund will include the period during which the shares of Virginia Municipal Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Virginia Municipal Bond Fund were held as a capital asset on the date of the Merger);

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(7)

Under Section 362(b) of the Code, Municipal Bond Fund’s tax basis in the assets of Virginia Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will be the same as the tax basis of such assets in the hands of Virginia Municipal Bond Fund immediately prior to the Merger;

(8)

Under Section 1223(2) of the Code, the holding period in the hands of Municipal Bond Fund of the assets of Virginia Municipal Bond Fund acquired by Municipal Bond Fund in the Merger will include the period during which the assets were held by Virginia Municipal Bond Fund; and

(9)

Municipal Bond Fund will succeed to and take into account the items of Virginia Municipal Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

          Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

          The opinion will be based on certain factual certifications made by officers of Virginia Municipal Bond Fund and Municipal Bond Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

          Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Virginia Municipal Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Virginia Municipal Bond Fund shares and the fair market value of Municipal Bond Fund shares he or she received. Shareholders of Virginia Municipal Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Virginia Municipal Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

          In connection with the Merger, a substantial portion of the securities held by Virginia Municipal Bond Fund is expected to be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Virginia Municipal Bond Fund’s basis in such assets and whether the sales occur before or after the Merger. Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Virginia Municipal Bond Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders. As of October 31, 2007, Virginia Municipal Bond Fund’s unrealized gains equaled approximately 1.5% of its net assets, or $0.15 per share.

          In addition, since the shareholders of Virginia Municipal Bond Fund will receive shares of Municipal Bond Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in Municipal Bond Fund’s assets, as well as any taxable gains realized by Municipal Bond Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Municipal Bond Fund. As of October 31, 2007, Municipal Bond Fund’s net built-in (unrealized) gains equaled approximately 2% of its net assets, or $0.16 per share.

          Prior to the closing of the Merger, Virginia Municipal Bond Fund will, and Municipal Bond Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

          Municipal Bond Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited. Under Code Section 384, for the five years beginning on the closing date of the Merger, Municipal Bond Fund will not be allowed to offset capital gains built in to either Fund at the time of the Merger with capital losses built in to the other Fund. In addition, the loss limitation rule of Sections 382 and 383 of the Code will technically apply. Based on financial data as of October 31, 2007, the limitation amount exceeds the loss carryforwards for each Fund, and so the rule is likely to have no significant effect. Under Code Section 381, for the taxable year of the Merger, only that percentage of Municipal Bond Fund’s capital gain net income for such taxable year (excluding capital loss

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carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Virginia Municipal Bond Fund’s capital loss carryforwards (as otherwise limited under Code Sections 382 through 384). As of October 31, 2007, Virginia Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $0 and $29 million (2.3% of the Fund’s net assets), respectively. If the Merger had occurred on October 31, 2007, without giving effect to the other State Specific Municipal Bond Fund Mergers, the combined fund would have a total capital loss carryforward equal to approximately 2% of its net assets.

          If shareholders submit proxies in a number sufficient to approve the Plan, then, during the period thereafter but prior to the Meeting and the closing of the Merger, the Virginia Municipal Bond Fund’s portfolio management team may choose to meet any demands for cash in the Virginia Municipal Bond Fund by selling securities that will not likely be desirable investments for the Municipal Bond Fund after the closing. As a result, it is possible that, during that period, less than 80% of the Fund’s assets may be invested in municipal securities exempt from income tax in the State of Virginia, likely resulting in an increased amount of distributions to shareholders that will be subject to state income tax.

Pro Forma Capitalization

          The following table sets forth the capitalizations of each of Virginia Municipal Bond Fund and Municipal Bond Fund as of May 31, 2007, and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.34 for each of Class A, Class B, Class C, and Class I shares, respectively, of Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Virginia Municipal Bond Fund. The table assumes that only the Merger occurs, and does not take into account the consummation of any other proposed State Specific Municipal Bond Fund Merger. Municipal Bond Fund will be the accounting survivor following the Merger, regardless of whether any other State Specific Municipal Bond Fund Merger is consummated.

	Virginia Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments	Municipal Bond Fund (Pro Forma) (assuming only the Merger had occurred)

Net Assets
Class A	$58,442,152	$832,186,269		$890,628,421
Class B	$10,889,075	$24,971,259		$35,860,334
Class C	$2,062,896	$45,920,457		$47,983,353
Class I	$151,990,734	$393,262,490		$545,253,224

Total Net Assets	$223,384,857	$1,296,340,475		$1,519,725,332

Net Asset Value Per Share
Class A	$10.03	$7.46		$7.46
Class B	$10.03	$7.46		$7.46
Class C	$10.03	$7.46		$7.46
Class I	$10.03	$7.46		$7.46
Shares Outstanding
Class A	5,828,243	111,495,202	2,001,728	119,325,173
Class B	1,085,932	3,345,623	372,967	4,804,522
Class C	205,725	6,152,360	70,657	6,428,742
Class I	15,157,850	52,689,165	5,205,873	73,052,888

Total Shares Outstanding	22,277,750	173,682,350	7,651,225	203,611,325

          The following table sets forth the capitalizations of Municipal Bond Fund and Virginia Municipal Bond Fund as of May 31, 2007, prior to giving effect to any of the State Specific Municipal Bond Fund Mergers and the capitalization of Municipal Bond Fund on a pro forma basis as of that date after giving effect to each of the proposed State Specific Municipal Bond Fund Mergers.

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None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers. Evergreen Municipal Bond Fund will be the accounting survivor following the State Specific Municipal Bond Fund Mergers.

	Virginia Municipal Bond Fund	Municipal Bond Fund	Pro Forma Adjustments (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)	Municipal Bond Fund (Pro Forma) (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

Net Assets
Class A	$58,442,152	$832,186,269	$161,526,233	$1,052,154,654
Class B	$10,889,075	$24,971,259	$47,884,021	$83,744,355
Class C	$2,062,896	$45,920,457	$29,275,695	$77,259,048
Class I	$151,990,734	$393,262,490	$725,524,333	$1,270,777,557

Total Net Assets	$223,384,857	$1,296,340,475	$964,210,282	$2,483,935,614

Net Asset Value Per Share
Class A	$10.03	$7.46		$7.46
Class B	$10.03	$7.46		$7.46
Class C	$10.03	$7.46		$7.46
Class I	$10.03	$7.46		$7.46
Shares Outstanding
Class A	5,828,243	111,495,202	23,642,702	140,966,147
Class B	1,085,932	3,345,623	6,788,390	11,219,945
Class C	205,725	6,152,360	3,992,963	10,351,048
Class I	15,157,850	52,689,165	102,411,499	170,258,514

Total Shares Outstanding	22,277,750	173,682,350	136,835,554	332,795,654

          The tables set forth above assume the mergers were consummated on May 31, 2007, and are for informational purposes only. No assurance can be given as to how many shares of Municipal Bond Fund will be received by the shareholders of Virginia Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bond Fund that actually will be received on or after such date. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

          EIS acts as principal underwriter of the shares of Virginia Municipal Bond Fund and Municipal Bond Fund. EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Virginia Municipal Bond Fund and Municipal Bond Fund offer four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

          In the proposed Merger, Virginia Municipal Bond Fund shareholders will receive shares of Municipal Bond Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Virginia Municipal Bond Fund shareholders will receive Municipal Bond Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Municipal Bond Fund Class

25

B and Class C shares received by Virginia Municipal Bond Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Virginia Municipal Bond Fund shares and will be subject to the CDSC schedule applicable to Virginia Municipal Bond Fund shares on the date of the original purchase of such shares.

          The following is a summary description of the charges and fees applicable to the Class A, Class B, Class C and Class I shares of Municipal Bond Fund. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

          Class A Shares. Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of Municipal Bond Fund. No front-end sales charge will be imposed on Class A shares of Municipal Bond Fund received by Virginia Municipal Bond Fund shareholders as a result of the Merger.

          Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed within six years. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares automatically convert to Class A shares after eight years. For purposes of determining when Class B shares issued in the Merger to shareholders of Virginia Municipal Bond Fund will convert to Class A shares, the holding period of the shares of Municipal Bond Fund received by each shareholder of Virginia Municipal Bond Fund will include the period during which the shares of Virginia Municipal Bond Fund exchanged therefor were held by such shareholder.

          Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher distribution-related fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

          Class C Shares. Class C shares are sold without a front-end sales charge and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within one year. Class C shares issued to shareholders of Virginia Municipal Bond Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase. Class C shares incur higher distribution-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

          Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

          Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

          Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

          Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of the average daily net assets attributable to the class. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to “shareholder services.” Consistent with the requirements of Rule 12b-1 and the applicable rules of FINRA Regulation, following the Merger, Municipal Bond Fund may make distribution-related and shareholder servicing-related payments with respect to Virginia Municipal Bond Fund shares sold prior to the Merger.

          No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

          Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

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Calculating the Share Price

          The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

          The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund’s Investments

          A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

          Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

          The following paragraphs identify particular types of securities that are often fair valued. While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

          Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

          Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

          Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

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Small Account Fee

          The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000. The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Funds. The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

          Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

          The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

          All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

          Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

          To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

•	Money market funds;

•	Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

•

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

•

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

•	Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

•

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

•	Purchases below $5,000 (including purchases that are a part of an exchange transaction).

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          While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

          There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

          Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

          Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date. Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund. Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash. See each Fund’s prospectus for further information concerning dividends and distributions.

          After the Merger, shareholders of Virginia Municipal Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Municipal Bond Fund reinvested in shares of Municipal Bond Fund. Shareholders of Virginia Municipal Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Municipal Bond Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Municipal Bond Fund.

          Both Municipal Bond Fund and Virginia Municipal Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

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INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

          Virginia Municipal Bond Fund and Municipal Bond Fund are both series of Evergreen Municipal Trust (the “Trust”), which is an open-end management investment company registered with the SEC under the 1940 Act, and which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to hereinafter as the “Declaration of Trust”), its Amended and Restated By-Laws (referred to hereinafter as the “By-Laws”), and applicable Delaware and federal law.

Capitalization

          The beneficial interests in Municipal Bond Fund and Virginia Municipal Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

          Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Municipal Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

          Neither Fund is required to hold annual meetings of shareholders. The Trust does not currently intend to hold regular shareholder meetings. A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the Trust. The Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

          Under the Declaration of Trust of the Trust, each share of Municipal Bond Fund and Virginia Municipal Bond Fund, respectively, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

          In the event of the liquidation of Municipal Bond Fund or Virginia Municipal Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

          Under the Declaration of Trust of the Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the

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conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

          The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

          This prospectus/proxy statement is being sent to shareholders of Virginia Municipal Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Municipal Trust, to be used at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Virginia Municipal Bond Fund on or about January 31, 2008. Only shareholders of record as of the close of business on December 31, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

          You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Virginia Municipal Bond Fund. If any other matters about which Virginia Municipal Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Virginia Municipal Bond Fund. Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which Virginia Municipal Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Virginia Municipal Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

          Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

          Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Virginia Municipal Bond Fund. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Virginia Municipal Bond Fund that are present

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or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Virginia Municipal Bond Fund outstanding.

          In voting on the Plan, all classes of Virginia Municipal Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

          Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Virginia Municipal Bond Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $1,500. That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

          If Virginia Municipal Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting. Abstentions and broker non-votes will not be voted on a motion to adjourn.

          A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Municipal Bond Fund which they receive in the transaction at their then-current net asset value. Shares of Virginia Municipal Bond Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Virginia Municipal Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

          Virginia Municipal Bond Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Municipal Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

          The votes of the shareholders of Municipal Bond Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

          NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Virginia Municipal Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

          For each class of Virginia Municipal Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote

Class A	5,322,421
Class B	939,616
Class C	206,238
Class I	12,749,144

All Classes	19,217,418

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Virginia Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Virginia Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

NFS LLC FEBO Virginia Commonwealth Trust 24 S Augusta St Staunton, VA 24401-4220	A	301,640.555	5.67%	0.34%	0.29%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	62,736.705	6.68%	1.57%	0.75%
First Clearing, LLC Virginia J Fox 1142 Basil Rd Mc Lean, VA 22101-1802	C	55,151.560	26.74%	1.01%	0.68%
First Clearing Corporation Cetron Family Ltd Partnership 3612 Boat Dock Dr Falls Church, VA 22041-1413	C	35,970.252	17.44%	0.66%	0.44%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	C	19,558.829	9.48%	0.36%	0.24%
Wachovia Bank Trust Accounts 11th Fl CMG-1151 301 S Tryon St Charlotte, NC 28282-1915	I	11,908,149.744	93.40%	24.40%	10.80%

Municipal Bond Fund

          As of the Record Date, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of Municipal Bond Fund. Except as noted below in the table, to the Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the

33

Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any entity controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming only the Merger had occurred)	Percentage of Shares of Class (assuming all of the proposed mergers with the State Specific Municipal Bond Funds had occurred)

MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	A	6,790,870.914	6.14%	5.77%	4.90%
Citigroup Global Markets Inc House Account 333 West 34th Street New York, NY 10001-2402	A	5,824,091.751	5.26%	4.95%	4.20%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	B	336,405.680	8.26%	6.32%	3.04%
MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr E 2nd Floor Jacksonville, FL 32246-6484	C	901,436.178	12.93%	12.44%	8.31%
Wachovia Bank Cash Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	34,439,726.787	71.93%	53.14%	23.52%
Wachovia Bank Cash/Reinvest Acct Trust Accounts 1525 West Wt Harris Blvd Charlotte, NC 28288-0001	I	9,022,068.353	18.84%	13.92%	6.16%

THE TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

          The Merger SAI incorporates by reference the audited financial statements of Virginia Municipal Bond Fund and Municipal Bond Fund as of August 31, 2007, and May 31, 2007, respectively, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI also includes unaudited pro forma financial statements.

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LEGAL MATTERS

          Certain legal matters concerning the issuance of shares of Municipal Bond Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

          Virginia Municipal Bond Fund and Municipal Bond Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 7 World Trade Center, suite 1300, New York, NY 10048; 1401 Brickell Avenue, Suite 200, Miami, FL 33131; 500 West Madison Street, suite 1400, Chicago, IL 60661; 1801 California Street, Suite 4800, Denver, CO 80202; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

          The Trustees of Evergreen Municipal Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

January 30, 2008

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INSTRUCTIONS FOR EXECUTING PROXY CARD

          The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2.	JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the control number found on your proxy card.

4.	Follow the simple recorded instructions.

VOTE BY INTERNET:

1.	Read the prospectus/proxy statement and have your proxy card at hand.

2.	Go to the website indicated on your proxy card and follow the voting instructions.

          The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at (800) 821-8781 (toll free).

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EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 21st day of December, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen Municipal Bond Fund series (the “Acquiring Fund”), and Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen Virginia Municipal Bond Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

          WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

          1.1          THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

          1.2          ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

          The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

          The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

          1.3          LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

          1.4          LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

          1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

          1.6          TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.7          REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

          1.8          TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

          2.1          VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York

Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

          2.2          VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

          2.3          SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund.

          2.4          DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund. No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III
CLOSING AND CLOSING DATE

          3.1          CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 11, 2008 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

          3.2          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.3          TRANSFER AGENT’S CERTIFICATE. The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

          4.1          REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)          The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund. The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Selling Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)          The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)          The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2. The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund. Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)          The audited financial statements of the Selling Fund at August 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles. Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to August 31, 2007, whether or not incurred in the ordinary course of business.

(h)          Since August 31, 2007 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i)          At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)          For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)          All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable by the Selling Fund. All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)          At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)          The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)          The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the

Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)          No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)          The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)          At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)          The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)          The Acquiring Fund Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)          The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)          The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)          Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund. Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)          The audited financial statements of the Acquiring Fund at May 31, 2007 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)          Since May 31, 2007 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)          At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns. Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)          For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)          All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)          The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally, and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)          As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)          The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

          5.1          OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

          5.2          INVESTMENT REPRESENTATION. The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.3          APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.4          ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

          5.5          FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          5.6          STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

          5.7          DISSOLUTION. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

          The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1          All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          6.2          The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a)          The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust. The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument. The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

          (b)          the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

          (c)          this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

          (d)          the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s

By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

          (e)          no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

           (f)           the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

          Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          6.3          The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

          6.4          All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1          All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

          7.2          The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

          7.3          The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)          The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust. The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument. The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)          This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)          The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)           to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

          Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

          In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

          7.4          The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

          7.5          The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

          7.6          All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

          7.7          The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

          8.2          On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

          8.4          The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5          The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6          The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)          The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)           Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)           Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)           Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)           Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)           Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)           The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

          8.7          The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

          8.8          Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

          8.9          The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a) They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)          They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)          On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)          On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

          8.10          There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX
EXPENSES

          9.1          Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1          The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2          The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

          11.1          This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          11.2          In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

          12.1          This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

          12.2          Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

          13.1          The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          13.2          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          13.3          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          13.4          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          13.5          Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

          13.6          All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

          13.7.          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

          13.8          With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust. The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

          13.9          Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN MUNICIPAL TRUST WITH RESPECT TO
EVERGREEN VIRGINIA MUNICIPAL BOND FUND

By: /s/ Catherine F. Kennedy

Name: Catherine F. Kennedy

Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By: /s/ Maureen E. Towle

Name: Maureen E. Towle

Title: Vice President

EVERGREEN MUNICIPAL TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not a prospectus, is not an offer to sell these securities, and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2008

Relating to the

Acquisition of Assets of
EVERGREEN ALABAMA MUNICIPAL BOND FUND
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
EVERGREEN GEORGIA MUNICIPAL BOND FUND
EVERGREEN MARYLAND MUNICIPAL BOND FUND
EVERGREEN NEW JERSEY MUNICIPAL BOND FUND
EVERGREEN NEW YORK MUNICIPAL BOND FUND
EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND
EVERGREEN VIRGINIA MUNICIPAL BOND FUND
Each a Series of
EVERGREEN MUNICIPAL TRUST
200 Berkeley Street
Boston, Massachusetts 02116-5034
(800) 343-2898
By and In Exchange For Shares of
EVERGREEN MUNICIPAL BOND FUND
Also a Series of
EVERGREEN MUNICIPAL TRUST

This Statement of Additional Information relates specifically to the proposed transfer of the assets and liabilities of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), and Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) (collectively, the “State Specific Municipal Bond Funds”), each a series of Evergreen Municipal Trust, to Evergreen Municipal Bond Fund (“Municipal Bond Fund”), also a series of Evergreen Municipal Trust, in exchange for Class A, Class B, Class C, and Class I shares (to be issued to holders of Class A, Class B, Class C, and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of the State Specific Municipal Bond Funds) (the “State Specific Municipal Bond Fund Mergers”).  None of the proposed State Specific Municipal Bond Fund Mergers is contingent upon any of the other proposed State Specific Municipal Bond Fund Mergers, and it is possible that only some, or none, of the State Specific Municipal Bond Fund Mergers will be effected.
This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statements of Alabama Municipal Bond Fund, Connecticut Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund, each dated January 30, 2008.  A copy of each Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Municipal Trust at the address and phone number set forth above.
This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information of Alabama Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund, dated January 1, 2008, as supplemented, is incorporated into this Statement of Additional Information by reference to the Funds’ Registration Statement, which was filed electronically with the Securities and Exchange Commission on December 27, 2007, File No. 811-08367, on Form N-1A, accession no. 0000907244-07-000867;

(2)  The Statement of Additional Information of Connecticut Municipal Bond Fund, New Jersey Municipal Bond Fund, and New York Municipal Bond Fund, dated August 1, 2007, as supplemented;

(3)  The Statement of Additional Information of Evergreen Municipal Bond Fund, dated October 1, 2007, as supplemented;

(4)  The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Alabama Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, South Carolina Municipal Bond Fund, and Virginia Municipal Bond Fund, dated August 31, 2007, are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Report, which was filed electronically with the Securities and Exchange Commission on November 5, 2007, File No. 811-08367, on Form N-CSR, accession no. 0001379491-07-000158;

(5)  The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Connecticut Municipal Bond Fund, New Jersey Municipal Bond Fund, and New York Municipal Bond Fund, dated March 31, 2007, are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Report, which was filed electronically with the Securities and Exchange Commission on June 4, 2007, File No. 811-08367, on Form N-CSR, accession no. 0001379491-07-000087;

(6) The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual reports for Connecticut Municipal Bond Fund, New Jersey Municipal Bond Fund, and New York Municipal Bond Fund, dated September 30, 2007, are incorporated into this Statement of Additional Information by reference to the Funds’ Semiannual Report, which was filed electronically with the Securities and Exchange Commission on December 4, 2007, File No. 811-08367, on Form N-CSRS, accession no. 0001379491-07-000163;

(7)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Municipal Bond Fund, dated May 31, 2007, are incorporated into this Statement of Additional Information by reference to the Fund’s Annual Report, which was filed electronically with the Securities and Exchange Commission on August 2, 2007, File No. 811-08367, on Form N-CSR, accession no. 0001379491-07-000129; and

(8)  Pro Forma Combining Financial Statements (unaudited).

The date of this Statement of Additional Information is January 30, 2008.

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Carol A. Kosel became a Trustee effective January 1, 2008 and received $57,200 from the Evergreen Fund Complex for her role as consultant to the Evergreen Boards of Trustees for the period from January 2007 to November 2007.

In the “Independent Trustees” table in the section entitled “Management of the Trust”, the following is added and footnote 1 is replaced as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 12/31/2007	Other Directorships held outside of the Evergreen Fund Complex
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	93	None

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

The following is added to the “Trustee Ownership of Evergreen Funds Shares – Independent Trustees” table in the section entitled “Management of the Trust”:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000

The section entitled “Management of the Trust” is revised to add the following:

          As of January 1, 2008, the Committee memberships have been revised as follows: Messrs. Pettit and Richardson and Ms. Kosel will serve as members of the Distribution, 12b-1, and Service Committee, with Mr. Pettit serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Gifford, McDonnell, Shima, Wagoner and Dr. Keith will serve as members of the Performance Committee, with Dr. Keith serving as Chairperson. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees.

January 2, 2008	581469 (1/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

(each a “Fund”)

Effective immediately, the information in part one of the Statement of Additional Information in the section entitled “Service Providers — Transfer Agent” is revised to reflect the fact that the annual transfer agency fee assessed per open account for a Fund paying dividends on a monthly basis or for a money market fund is $26.00 provided in each case the open account is held directly with the Fund.

Effective January 1, 2008, the first footnote to the table in that section is revised to state that for accounts held in the name of a financial intermediary, Evergreen Service Company, LLC (“ESC”), the Fund’s transfer agent, may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses, and that the Fund reimburses ESC for all or a portion of that amount (plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program).

December 31, 2007	580936 (12/07)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

I.        Evergreen Alabama Municipal Bond Fund, Evergreen California Municipal Bond Fund, Evergreen Connecticut Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, Evergreen New York Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, and Evergreen Virginia Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

                 Effective immediately, Mathew M. Kiselak is the sole portfolio manager of the Funds.

In conjunction with these changes, the section entitled “PORTFOLIO MANAGERS” in Part II of each Fund’s SAI is revised to include the following information under the sub-headings indicated.

Under “Other Funds and Accounts Managed,” the table that provides information about the registered investment companies, other pooled investment vehicles and separate accounts managed by the Funds’ portfolio managers is updated to include the following information, which is stated as of November 30, 2007:

Portfolio Manager		(Assets in thousands)

Mathew M. Kiselak	Assets of registered investment companies managed

	Evergreen Alabama Municipal Bond Fund[1]	$33,629
	Evergreen California Municipal Bond[1]	379,710
	Evergreen Connecticut Municipal Bond Fund[1]	62,660
	Evergreen Georgia Municipal Bond Fund[1]	141,811
	Evergreen Institutional Municipal Money Market Fund	9,288,903
	Evergreen Intermediate Municipal Bond[1]	468,622
	Evergreen Maryland Municipal Bond Fund[1]	61,434
	Evergreen Municipal Bond Fund	1,273,598
	Evergreen Municipal Money Market Fund	2,376,583
	Evergreen New Jersey Municipal Bond Fund[1]	224,735
	Evergreen New York Municipal Bond[1]	78,818
	Evergreen Short-Intermediate Municipal Bond Fund[1]	270,215
	Evergreen South Carolina Municipal Bond Fund[1]	273,389
	Evergreen Virginia Municipal Bond Fund[1]	204,559
	Manager’s California Intermediate Tax Free Fund	36,075
	TOTAL	$15,174,741
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

1 As of November 30, 2007, the assets of this Fund were not managed by Mr. Kiselak. Mr. Kiselak was subsequently named portfolio manager of the Fund effective December 10, 2007.

Under “Compensation,” the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager
Mathew M. Kiselak

Lipper California Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper New Jersey Tax-Exempt Money Market Funds

Lipper New York Tax-Exempt Money Market Funds

Lipper Other States Tax-Exempt Money Market Funds

Lipper Pennsylvania Tax-Exempt Money Market Funds

Lipper Alabama Municipal Debt Funds

Lipper California Intermediate Municipal Debt Funds

Lipper Connecticut Municipal Debt Funds

Lipper General Municipal Debt Funds

Lipper Georgia Municipal Debt Funds

Lipper Intermediate Municipal Debt Funds

Lipper Maryland Municipal Debt Funds

Lipper New Jersey Municipal Debt Funds

Lipper New York Intermediate Municipal Debt Funds

Lipper Short- Intermediate Municipal Debt Funds

Lipper South Carolina Municipal Debt Funds

Lipper Virginia Municipal Debt Funds

Under “Fund Holdings,” the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is amended to reflect the following as of the date of this supplement.

Fund	Mathew M. Kiselak’s Holdings
Evergreen Alabama Municipal Bond Fund	$0
Evergreen California Municipal Bond Fund	$0
Evergreen Connecticut Municipal Bond Fund	$0
Evergreen Georgia Municipal Bond Fund	$0
Evergreen Intermediate Municipal Bond Fund	$0
Evergreen Maryland Municipal Bond Fund	$0
Evergreen New Jersey Municipal Bond Fund	$0
Evergreen New York Municipal Bond Fund	$0
Evergreen Short-Intermediate Municipal Bond Fund	$0
Evergreen South Carolina Municipal Bond Fund	$0
Evergreen Virginia Municipal Bond Fund	$0
Evergreen Family of Funds	$100,001 - $500,000

December 10, 2007	581373 (12/07)

SUPPLEMENT TO THE
STATEMENTS OF ADDITIONAL INFORMATION

OF
EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

Effective January 1, 2008, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Administrator” is revised to reflect the fact Evergreen Investment Management Company, LLC ("EIMC"), will replace Evergreen Investment Services, Inc. ("EIS"), as the administrator to the Funds upon the assignment of the Funds' Administrative Services Agreement from EIS to EIMC.

October 1, 2007	580935 (10/07)

SUPPLEMENT TO THE
STATEMENTS OF ADDITIONAL INFORMATION

OF
EVERGREEN BALANCED FUNDS AND
EVERGREEN STATE MUNICIPAL BOND FUNDS

(collectively, the “Funds”)

Effective immediately, part two of the Fund's Statements of Additional Information is revised to include the following information under "Additional Information on Securities and Investment Practices," immediately following the subsection 'Options and Futures Strategies':

Structured Notes and Other Hybrid Instruments

Structured notes and other “hybrid” investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

     Structured notes and other “hybrid” instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain).  Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

     Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund.  Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level.  In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal.  In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note.  The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

     The tax treatment of a Fund’s investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund’s tax treatment of these investments.  If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year.  See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying “deficiency dividends” to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund’s investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund’s distributions to shareholders.  Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund’s book income and its taxable income.  In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

August 22, 2007	579921 RV1 (8/07)

EVERGREEN MUNICIPAL TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

EVERGREEN STATE MUNICIPAL BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2007

Evergreen California Municipal Bond Fund (“California Fund”)
Evergreen Connecticut Municipal Bond Fund (“Connecticut Fund”)
Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”)
Evergreen New York Municipal Bond Fund (“New York Fund”)
Evergreen Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”)
(Each a “Fund”; together, the “Funds”)

Each Fund is a series of an open-end management investment company known as the Evergreen Municipal Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus dated August 1, 2007, as amended from time to time, offering Class A, Class B, Class C and Class I shares of each Fund. You may obtain a prospectus without charge by calling 1.800.343.2898 or downloading it from EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report dated March 31, 2007. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or downloading it from EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUST HISTORY	1-1
INVESTMENT POLICIES	1-1
OTHER SECURITIES AND PRACTICES	1-3
PRINCIPAL HOLDERS OF FUND SHARES	1-4
EXPENSES	1-8
COMPUTATION OF CLASS A OFFERING PRICE	1-11
SERVICE PROVIDERS	1-12
FINANCIAL STATEMENTS	1-14

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES	2-1
PURCHASE AND REDEMPTION OF SHARES	2-23
PRICING OF SHARES	2-25
PRINCIPAL UNDERWRITER	2-26
DISTRIBUTION EXPENSES UNDER RULE 12b-1	2-27
TAX INFORMATION	2-32
BROKERAGE	2-36
ORGANIZATION	2-38
INVESTMENT ADVISORY AGREEMENT	2-39
PORTFOLIO MANAGERS	2-40
MANAGEMENT OF THE TRUST	2-45
POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS	2-51
CORPORATE AND MUNICIPAL BOND RATINGS	2-52
ADDITIONAL INFORMATION	2-62
PROXY VOTING POLICY AND PROCEDURES	A-1

PART 1

TRUST HISTORY

The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Trust's Agreement and Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

On September 16, 2002, California Fund and New York Fund were created and received the assets and performance history of OFFIT California Municipal Bond Fund and OFFIT New York Municipal Bond Fund, respectively, on November 8, 2002. On June 13, 2003, California Fund changed its name from Offit California Municipal Bond Fund and New York Fund changed its name from Offit New York Municipal Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices be may changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of the Fund are in terms of current market value.

      1.  Non-Diversification

      Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

     Further Explanation of Non-Diversified Funds:

      A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

     2 .  Concentration

      Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

      Further Explanation of Concentration Policy:

      Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S. or its agencies or instrumentalities).

      3.   Issuing Senior Securities

      Except as permitted under the 1940 Act, each Fund may not issue senior securities.

      4. Borrowing

      Each Fund may not borrow money, except to the extent permitted by applicable law.

      Further Explanation of Borrowing Policy:

      Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

      5. Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

      6. Real Estate

      Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

      Further Explanation of Real Estate Policy:

      Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

      7. Commodities

      Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  8. Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).

9. Investment in Federally Tax Exempt Securities

         Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words “tax exempt,” “tax free” or “municipal” in their names.

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
Derivatives
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
High Yield, High Risk Bonds
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Municipal Securities
U.S. Virgin Islands, Guam and Puerto Rico
Zero Coupon “Stripped” Bonds
Stand-by Commitments

     Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

     As of July 1, 2007, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

      Except as noted below in the table, to the Fund’s knowledge no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of July 1, 2007.

California Fund – Class A
None
California Fund – Class B
NFS LLC FEBO William D Whitworth Rev Trust 1947 Janet Ct. Merced, CA 95340-2736	10.37%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	9.73%
Wedbush Morgan Securities 1000 Wilshire Blvd. Los Angeles, CA 90017-2547	7.49%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.38%
First Clearing LLC Gail W N Cooper Trust 10700 Wheat First Dr. Glen Allen, VA 23060-9243	5.11%
Wells Fargo Investments LLC 608 Second Avenue South 8 th Fl Minneapolis, MN 55402-1927	5.00%
California Fund – Class C
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	24.07%
LPL Financial Services 9785 Towne Centre Dr San Diego, CA 92121-1968	10.31%
Wells Fargo Investments LLC 608 Second Avenue South 8 th fl Minneapolis, MN 55402-1927	9.09%
California Fund – Class I
Wachovia Bank Trust Accounts 11th Floor CMG -1151 301 S Tyron St Charlotte, NC 28282-1915	37.76%

Offitbank Capital c/o Evergreen Investments 401 S Tryon St Ste 500 Charlotte, NC 28288-0001	12.82%
Wachovia Bank Cash/Reinvest Account 401 S Tryon St. 3rd Fl CMG 1151 Charlotte, NC 28202-1934	9.23%
Dennis Lavinthal 6255 Sunset Blvd Suite 910 Hollywood, CA 90028-7410	8.16%
Union Bank TR Nominee FBO Highmark Omnibus –Cash/Reinv PO Box 85484 San Diego, CA 92186-5484	5.65%
Connecticut Fund – Class A
RBC Dain Rauscher Inc FBO 665 Sasco Hill Road	18.72%
First Clearing Corporation Walter A Bork 665 Silvermine Road New Canaan, CT 06840-4326	13.85%
Attn Mutual Funds c/o Trust Co of CT ID 446 SEI Private Trust Co One Freedom Valley Dr Oaks, PA 19456	8.30%
Connecticut Fund – Class B
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	17.55%
NFS LLC FEBO William C Fisher Cheryl A Fisher 40 Forty Acre Mountain Rd Danbury, CT 06811-3353	10.52%
Connecticut Fund – Class C
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	31.81%
First Clearing, LLC Florence H Boissonneault 18 Oneida St New Britain, CT 06053-2420	7.05%
UBS Financial Services Inc. FBO John K Wieber Martha Wieber TC Ten Com 144 Logan Rd New Canaan, CT 06840-2103	6.68%
First Clearing Corporation Jennifer R. Edwards 63 Pipers Hill Rd Wilton, CT 06897-1514	5.54%
First Clearing LLC Ah Man Lin Yum 170 Preston Ave Meridan, CT 06450-4816	5.21%
Connecticut Fund – Class I
Wachovia Bank Cash Acct 401 S Tryon St. 3 rd Fl CMG 1151 Charlotte, NC 28202-1934	92.34%
New Jersey Fund – Class A
First Clearing, LLC FBO Hovsons Inc 4000 State Route 66 Tinton Falls, NJ 07753-7300	10.24%
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	6.31%
New Jersey Fund – Class B
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	6.45%
Citigroup Global Markets Inc House Account 333 West 34 th Street New York, NY 10001-2402	6.10%
New Jersey Fund – Class C
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	29.82%
New Jersey Fund – Class I
Wachovia Bank Trust Accounts 1525 W WT Harris Blvd Charlotte, NC 28288-0001	82.65%
Wachovia Bank Cash/Reinvest Acct 401 S Tryon St. 3 rd Fl CMG-1151 Charlotte, NC 28202-1934	13.94%
New York Fund – Class A
Citigroup Global Markets Inc House Account 333 West 34 th Street New York, NY 10001-2402	12.03%

HSBC Securities (USA) Inc. Vintage Abstract Corp 452 Fifth Avenue New York, NY 10018-2706	10.20%
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	6.33%
New York Fund – Class B
Robert J Romano 8201 13th Ave Brooklyn, NY 11228-3015	5.21%
New York Fund – Class C
Citigroup Global Markets Inc House Account 333 West 34 th Street New York, NY 10001-2402	19.33%
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	17.04%
UBS Financial Services Inc. FBO The Levin Family Limited Partnership 10 Saddle Ridge Road Old Westbury, NY 11568-1150	5.30%
New York Fund – Class I
The Bank of New York Custodian Pricewater House Coopers LLP Equalization Trust One Wall Street- 12 th Floor New York, NY 10286-0001	22.70%
Wachovia Bank Trust Accounts 11th Floor CMG-1151 301 S Tryon Street Charlotte, NC 28282-1915	21.60%
Maggie Beth Lear Quellos Financial 601 Union Street – 56 th Fl Seattle, WA 98101-2341	6.44%
Pennsylvania Fund – Class A
First Clearing LLC Donald A Harris & Ellen Harris JT TEN 729 Harrison Rd Villanova, PA 19085-1112	5.77%
Pennsylvania Fund – Class B
None

Pennsylvania Fund – Class C
MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr E 2 nd fl Jacksonville, FL 32246-6484	13.48%
First Clearing Corporation Vincent Dambrosio 2 Carnation Lane West Chester, PA 19382-8322	5.28%
Pennsylvania Fund – Class I
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	78.06%
Wachovia Bank Cash/Reinvest Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	19.04%

EXPENSES

Advisory Fees

     Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

     EIMC is entitled to receive from each fund a fee at the following annual rates based on each Fund’s average daily net assets as follows:

California Fund and New York Fund
Average Daily Net Assets	Fee
First $1 billion	0.35%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Connecticut Fund and New Jersey Fund
Average Daily Net Assets	Fee
First $500 million	0.42%
Next $500 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

Pennsylvania Fund
Average Daily Net Assets	Fee
First $500 million	0.315%
Over $500 million	0.16%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid
March 31, 2007
California Fund	$166,488
Connecticut Fund	$303,871
New Jersey Fund	$1,033,892
New York Fund	$325,099
Pennsylvania Fund	$2,139,565
March 31, 2006
California Fund	$184,472
Connecticut Fund	$322,282
New Jersey Fund	$1,121,448
New York Fund	$325,444
Pennsylvania Fund	$2,218,104
March 31, 2005
California Fund	$188,659
Connecticut Fund	$325,051
New Jersey Fund	$1,146,745
New York Fund	$362,740
Pennsylvania Fund	$2,221,125

Brokerage Commissions

      The Funds paid no brokerage commissions during the last three fiscal years.

Underwriting Commissions

Below are the underwriting commissions received by Evergreen Investment Services, Inc. (EIS), the Fund's principal underwriter and an affiliate of Wachovia Corporation, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years or periods. EIS is an affiliate of the Fund and EIMC. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period Ended	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
March 31, 2007
California Fund	$57,195	$2,258
Connecticut Fund	$15,645	$577
New Jersey Fund	$100,103	$5,384
New York Fund	$53,886	$2,438
Pennsylvania Fund	$125,497	$7,538
March 31, 2006
California Fund	$43,856	$1,625
Connecticut Fund	$38,710	$1,591
New Jersey Fund	$89,445	$4,531
New York Fund	$126,160	$6,694
Pennsylvania Fund	$205,584	$13,502
March 31, 2005
California Fund	$46,209	$3,782
Connecticut Fund	$36,091	$3,185
New Jersey Fund	$174,129	$6,652
New York Fund	$123,726	$9,183
Pennsylvania Fund	$229,775	$9,037

Distribution and/or Service (12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended March 31, 2007. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees.

Fund	Class A		Class B		Class C
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees
California Fund	$2,822	$11,288	$8,266	$2,755	$32,470	$10,824
Connecticut Fund	$4,228	$16,911	$24,665	$8,222	$13,906	$4,635
New Jersey Fund	$25,834	$103,335	$147,494	$49,165	$58,848	$19,616
New York Fund	$3,091	$12,363	$33,506	$11,169	$49,205	$16,402
Pennsylvania Fund	$28,447	$113,788	$208,588	$69,529	$94,258	$31,420

Trustee Compensation

     Listed below is the Trustee compensation paid by the Funds for the fiscal year ended March 31, 2007 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2006. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from Funds for the fiscal year ended 3/31/2007	Total Compensation from Trust and Evergreen Fund Complex Paid to Trustees for the twelve months ended 12/31/2006 (2)
Charles A. Austin III	$2,568	$215,500
Shirley L. Fulton(3)	$1,310	$166,250
K. Dun Gifford	$2,066	$179,750
Leroy Keith Jr.	$2,218	$184,500
Gerald M. McDonnell	$2,048	$175,500
Patricia B. Norris(4)	$1,477	$77,000
William Walt Pettit	$2,048	$176,250
David M. Richardson	$2,048	$175,500
Russell A. Salton, III	$2,392	$208,000
Michael S. Scofield	$3,702	$308,750
Richard J. Shima	$2,430	$204,000
Richard K. Wagoner	$2,097	$183,000

(1)	As of December 31, 2006, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

(2)

The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

(2)	Austin $107,750 Fulton $66,500 Pettit $52,875 Salton $41,600 Shima $102,000
(3)	Ms. Fulton served as a Trustee through November 20, 2006.
(4)	Ms. Norris became a Trustee effective July 1, 2006.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at their net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at the end of March 31, 2007. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge [1]	Offering Price Per Share
California Fund	$11.02	4.75%	$11.57
Connecticut Fund	$6.33	4.75%	$6.65
New Jersey Fund	$10.88	4.75%	$11.42
New York Fund	$10.88	4.75%	$11.42
Pennsylvania Fund	$11.32	4.75%	$11.88

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

     Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate.

Average Daily Net Assets of the Evergreen funds (Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)	Administrative Services Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Administrative Fees

Below are the administrative service fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
March 31, 2007
California Fund	$47,357
Connecticut Fund	$72,027
New Jersey Fund	$245,061
New York Fund	$92,475
Pennsylvania Fund	$850,360
March 31, 2006
California Fund	$52,438
Connecticut Fund	$76,340
New Jersey Fund	$265,643
New York Fund	$92,513
Pennsylvania Fund	$894,667
March 31, 2005
California Fund	$53,819
Connecticut Fund	$77,276
New Jersey Fund	$272,618
New York Fund	$103,485
Pennsylvania Fund	$902,443

Distributor

     EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives. EIS receives payments pursuant to the Funds’ 12b-1 plans, as well as through the sales charges paid in respect of sales of the Funds’ shares. EIS is a subsidiary of Wachovia and an affiliate of EIMC.

Transfer Agent

     Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

     Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00

*      The Funds pays ESC this fee for all open accounts where shareholders of the Funds hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC pays the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses. The Funds reimburses ESC for that amount plus fifteen percent.

 **     Closed accounts are maintained on the system in order to facilitate historical and tax information.

Below are the transfer agency fees paid by the each Fund to ESC for the last three fiscal years. A portion of the fees listed below was paid to one or more affiliates of EIMC and Wachovia Corporation.

Fund/Fiscal Year or Period Ended	Total Transfer Agency Fees Paid
March 31, 2007
California Fund	$6,343
Connecticut Fund	$9,680
New Jersey Fund	$50,045
New York Fund	$17,069
Pennsylvania Fund	$83,309
March 31, 2006
California Fund	$6,287
Connecticut Fund	$9,659
New Jersey Fund	$59,422
New York Fund	$18,873
Pennsylvania Fund	$95,550
March 31, 2005
California Fund	$5,302
Connecticut Fund	$10,107
New Jersey Fund	$64,378
New York Fund	$18,775
Pennsylvania Fund	$104,015

Independent Registered Public Accounting Firm

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

     Audited financial statements for the Funds for the fiscal year ended March 31, 2007, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated into this document by reference (which means that their contents are legally considered part of this SAI) to the Funds’ March 31, 2007 Annual Reports. The Funds’ March 31, 2007 Annual Reports were filed electronically with the SEC on June 4, 2007 (Accession No. 0001379491-07-000087 ). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them from EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES
AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below may not apply to the Fund or the Class in which you are interested.

      The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

     The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

     In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

     Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)     Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)     Farmers Home Administration;

(iii)     Federal Home Loan Banks;

(iv)     Federal Home Loan Mortgage Corporation;

(v)	Federal National Mortgage Association; and

(vi)	Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

     Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

     The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

     Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

     The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

      Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

     In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g. , the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.

     An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

     Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.” Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

     A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

     Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

     Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions

     The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

     The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

     The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Voting rights or rights to consent with respect to the loaned securities passes to the borrower. The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

     The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

     The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds

     The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

     The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

     The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

     (1)     The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

     (2)     The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

     (3)     The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

     (4)     The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

     The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

     The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies also may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales

A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

     The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

     The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment-in-kind Securities (PIKs)

The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.” These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

     The Fund may invest in investments related to real estate, including real estate investment trusts (REITs) such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares and Participant Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares and Participant shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below). Administrative, Institutional, Institutional Service, Investor and Participant shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See “Taxes on the Sale or Exchange of Fund Shares” below.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

     The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

     The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

     Current values for the Fund's portfolio securities are determined as follows:

(1)	Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.
(2)

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3)

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

(4)

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

(5)	Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.
(6)

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(7)	Investments in other mutual funds are valued at such funds’ net asset value.
(8)	The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

      EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

     EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

     All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

     EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

     The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

     From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I shares (also referred to as Institutional shares) of the Fund do not pay 12b-1 fees.

Under the distribution plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its share classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to principal underwriting agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its share classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
R	1.00%(g)

   (a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

   (b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

   (c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

   (d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)     to compensate broker-dealers or other persons for distributing Fund shares;

(2)     to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)     to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

     The Funds may make payments under the Plan when shares of the Fund are not available for purchase.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

     Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.

     Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

     The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares.

     In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

     All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see “Distribution and/or Service (Rule 12b-1) Fees” under “More Information about the Funds’ Fees and Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

     EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

           No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

Commissions

           EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds and Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*      Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	$0-$99,999	2.00
	$100,000-$249,999	1.50%
	$250,000-$499,999	1.25%
	$500,000-$999,999	0.75%
	$1,000,000-$4,999,999	0.50% of the first $4,999,999, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000**

**      Evergreen Adjustable Rate Fund and Evergreen Limited Duration Fund pay 0.25% to investment firms for all amounts over $1,000,000.

     For Short-term Bond Funds EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 2.00% of shares sold at the time of purchase.

     EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

      EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

     EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

     No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

     The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

          For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes. Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

           The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains from the Fund's positions in foreign currencies may also accelerate and recharacterize the Fund's distributions to shareholders. Losses from such positions may lead to a return of capital to Fund shareholders.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

     Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

Other Tax Considerations

     Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.     ability to provide the best net financial result to the Fund;

2.     efficiency in handling trades;

3.     ability to trade large blocks of securities;

4.     reliability (e.g., lack of failed trades);

5.     readiness to handle possibly difficult trades;

6.     inventory of securities sought;

7.     historical and currently quoted commission rates;

8.     kind and quality of the execution services;

9.     financial strength and stability; and

10.     provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage so received is in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

     Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

     The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

     Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of “NAV” applicable to such share. Shares generally vote together as one class on all matters. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of the affected class, as required by the Declaration of Trust. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability

     The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

      The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

      On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

      The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

    For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report immediately following the approval or renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

     The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal period ended, March 31, 2007.

Portfolio Manager		(Assets in thousands)
Michael Pietronico	Assets of registered investment companies managed
	Name of Fund

	Evergreen California Municipal Bond	$40,506
	Evergreen Intermediate Municipal Bond	493,380
	Evergreen New York Municipal Bond	84,079
	Managers Ca Intermediate Tax Free Fund	44,459

	TOTAL	$662,424
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	1
	Assets of separate accounts managed	$18,765
	Number of those subject to performance fee	0

Mathew Kiselak	Assets of registered investment companies managed

	Evergreen Florida Municipal Money Market Fund	$316,130
	Evergreen High Grade Municipal Bond Fund	90,203
	Evergreen Institutional Municipal Money Market Fund	7,912,521
	Evergreen Municipal Bond Fund	885,176
	Evergreen Municipal Money Market Fund	2,081,264

	TOTAL.........................................................................................................	$11,285,294
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed.....................	0
	Assets of other pooled investment vehicles managed.....................	N/A
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed.............................................	0
	Assets of separate accounts managed...............................................	N/A
	Number of those subject to performance fee.....................................	N/A

Diane Beaver	Assets of registered investment companies managed
	Name of Fund

	Evergreen California Municipal Money Market Fund	$214,271
	Evergreen Connecticut Municipal Bond Fund	68,586
	Evergreen New Jersey Municipal Money Market Fund	213,719
	Evergreen New York Municipal Money Market Fund	341,304
	Evergreen Pennsylvania Municipal Money Market Fund	213,464
	Evergreen Short-Intermediate Municipal Bond Fund	321,767

	TOTAL	$1,373,111
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A

Keith D. Lowe	Assets of registered investment companies managed
	Name of Fund

	Evergreen Maryland Municipal Bond Fund	$70,147
	Evergreen New Jersey Municipal Bond Fund	238,434

	TOTAL	$308,581
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	5
	Assets of separate accounts managed	$247,365
	Number of those subject to performance fee	0

Chuck Jeanne	Assets of registered investment companies managed
	Name of Fund

	Evergreen Georgia Municipal Bond Fund	$170,274
	Evergreen Pennsylvania Municipal Bond Fund	821,568
	Evergreen South Carolina Municipal Bond Fund	330,338
	Evergreen Virginia Municipal Bond Fund	228,890

	TOTAL	$1,551,070
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A

Conflicts of Interest. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

     The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation . For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager
Michael Pietronico	Lipper California Intermediate Municipal Debt Funds
Mathew Kiselak

Lipper California Intermediate Municipal Debt Funds
Lipper General Municipal Debt Funds
Lipper Institutional Tax-Exempt Money Market Funds
Lipper Insured Municipal Debt Funds
Lipper Other States Tax-Exempt Money Market Funds

Diane Beaver	Lipper Connecticut Municipal Debt Funds
Keith D. Lowe	Lipper New Jersey Municipal Debt Funds
Charles E. Jeanne, CFA	Lipper Pennsylvania Municipal Debt Funds

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

•	medical, dental, vision and prescription benefits;
•	life, disability and long-term care insurance;
•	before-tax spending accounts relating to dependent care, health care, transportation and parking; and
•	various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings. Evergreen's policy does not require that the portfolio managers of state-specific municipal bond funds have any holdings in state-specific funds. None of the portfolio managers held shares in any of the Funds, as of the Funds’ fiscal year ended March 31, 2007.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of March 31, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Family of Funds
Michael Pietronico	$100,001 – $500,000
Mathew Kiselak	$1 – 10,000
Diane Beaver	$1 – 10,000
Keith D. Lowe	$50,001 – $100,000
Charles E. Jeanne, CFA	$10,001 – $50,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko Executive Managing Director and President of Global Distribution, EIMC	$100,001 – $500,000
Christopher Conkey Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See “Expenses-Trustee Compensation” in Part 1 of this SAI.

     The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Oversight Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended March 31, 2007, the Executive Committee held 27 committee meetings.

     The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

     The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

     The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard J. Shima and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended March 31, 2007, the 15(c) Committee held 4 committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved. The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended March 31, 2007, the Audit Committee held 7 committee meetings.

     The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith, Jr., each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended March 31, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

     The Trust has a Performance Committee which consists of Gerald McDonnell, K. Dun Gifford, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended March 31, 2007, the Performance Committee held 4 committee meetings.

     Set forth below are the Trustees of each of the fifteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office [1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex [2] as of 12/31/2006	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 60 portfolios as of 12/31/06)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc., (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications)	94	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1     Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by the Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2     As of December 31, 2006, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

3    Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

     Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2006.

Independent Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Equity Income Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	$50,001-$100,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Diversified Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Fundamental Large Cap Fund [1]	$1-$10,000
	Evergreen Global Opportunities Fund [1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund [1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Equity Fund [1]	$50,001-$100,000
	Evergreen Large Cap Value Fund [1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Interested Trustee:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1      Invested through the Trustees’ Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2      Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund, $50,001-$100,000; Evergreen Health Care Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000; Evergreen Global Opportunities Fund, $10,001 - $50,000; Evergreen Health Care Fund, $10,001 - $50,000; Evergreen International Equity Fund, $10,001 - $50,000; Evergreen Utility and Telecommunications Fund, $10,001 - $50,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

Set forth below are the principal officers of each of the fifteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1      Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the Web site, there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

           This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

          As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
JPMorgan Chase Bank	Funds’ securities lending agent	Daily
Wachovia Bank N.A.	Funds’ securities lending agent	Daily

          Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer’s ability to pay interest and/or principal when due. Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The “Credit Quality” terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.
** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa . The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB , B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB , but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

!

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

!

Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C     High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘ DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “ DD” indicates potential recoveries in the range of 50%-90% and ‘ D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1 .

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

•

On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

•

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B . The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB , B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB , but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1 .

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

     Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

     The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
Proxy Voting Policy and Procedures

February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

•	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
•	Serving as liaison between the chairman and the independent directors,
•	Approving information sent to the board,
•	Approving meeting agendas for the board,
•	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
•	Having the authority to call meetings of the independent directors,
•	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
•	Huge bonus payouts without justifiable performance linkage or proper disclosure;
•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
•

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
•	Excessive severance provisions (e.g., including excessive change in control payments);
•	Change in control payouts without loss of job or substantial diminution of job duties;
•	Internal pay disparity;
•	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Carol A. Kosel became a Trustee effective January 1, 2008 and received $57,200 from the Evergreen Fund Complex for her role as consultant to the Evergreen Boards of Trustees for the period from January 2007 to November 2007.

In the “Independent Trustees” table in the section entitled “Management of the Trust”, the following is added and footnote 1 is replaced as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 12/31/2007	Other Directorships held outside of the Evergreen Fund Complex
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	93	None

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

The following is added to the “Trustee Ownership of Evergreen Funds Shares – Independent Trustees” table in the section entitled “Management of the Trust”:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000

The section entitled “Management of the Trust” is revised to add the following:

          As of January 1, 2008, the Committee memberships have been revised as follows: Messrs. Pettit and Richardson and Ms. Kosel will serve as members of the Distribution, 12b-1, and Service Committee, with Mr. Pettit serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Gifford, McDonnell, Shima, Wagoner and Dr. Keith will serve as members of the Performance Committee, with Dr. Keith serving as Chairperson. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees.

January 2, 2008	581469 (1/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

(each a “Fund”)

Effective immediately, the information in part one of the Statement of Additional Information in the section entitled “Service Providers — Transfer Agent” is revised to reflect the fact that the annual transfer agency fee assessed per open account for a Fund paying dividends on a monthly basis or for a money market fund is $26.00 provided in each case the open account is held directly with the Fund.

Effective January 1, 2008, the first footnote to the table in that section is revised to state that for accounts held in the name of a financial intermediary, Evergreen Service Company, LLC (“ESC”), the Fund’s transfer agent, may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses, and that the Fund reimburses ESC for all or a portion of that amount (plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program).

December 31, 2007	580936 (12/07)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

I.        Evergreen Alabama Municipal Bond Fund, Evergreen California Municipal Bond Fund, Evergreen Connecticut Municipal Bond Fund, Evergreen Georgia Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, Evergreen New York Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, and Evergreen Virginia Municipal Bond Fund (each, a “Fund”; together, the “Funds”)

Effective immediately, Mathew M. Kiselak is the sole portfolio manager of the Funds.

In conjunction with these changes, the section entitled “PORTFOLIO MANAGERS” in Part II of each Fund’s SAI is revised to include the following information under the sub-headings indicated.

Under “Other Funds and Accounts Managed,” the table that provides information about the registered investment companies, other pooled investment vehicles and separate accounts managed by the Funds’ portfolio managers is updated to include the following information, which is stated as of November 30, 2007:

Portfolio Manager		(Assets in thousands)

Mathew M. Kiselak	Assets of registered investment companies managed

	Evergreen Alabama Municipal Bond Fund[1]	$33,629
	Evergreen California Municipal Bond[1]	379,710
	Evergreen Connecticut Municipal Bond Fund[1]	62,660
	Evergreen Georgia Municipal Bond Fund[1]	141,811
	Evergreen Institutional Municipal Money Market Fund	9,288,903
	Evergreen Intermediate Municipal Bond[1]	468,622
	Evergreen Maryland Municipal Bond Fund[1]	61,434
	Evergreen Municipal Bond Fund	1,273,598
	Evergreen Municipal Money Market Fund	2,376,583
	Evergreen New Jersey Municipal Bond Fund[1]	224,735
	Evergreen New York Municipal Bond[1]	78,818
	Evergreen Short-Intermediate Municipal Bond Fund[1]	270,215
	Evergreen South Carolina Municipal Bond Fund[1]	273,389
	Evergreen Virginia Municipal Bond Fund[1]	204,559
	Manager’s California Intermediate Tax Free Fund	36,075
	TOTAL	$15,174,741
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

1 As of November 30, 2007, the assets of this Fund were not managed by Mr. Kiselak. Mr. Kiselak was subsequently named portfolio manager of the Fund effective December 10, 2007.

Under “Compensation,” the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager
Mathew M. Kiselak

Lipper California Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper New Jersey Tax-Exempt Money Market Funds

Lipper New York Tax-Exempt Money Market Funds

Lipper Other States Tax-Exempt Money Market Funds

Lipper Pennsylvania Tax-Exempt Money Market Funds

Lipper Alabama Municipal Debt Funds

Lipper California Intermediate Municipal Debt Funds

Lipper Connecticut Municipal Debt Funds

Lipper General Municipal Debt Funds

Lipper Georgia Municipal Debt Funds

Lipper Intermediate Municipal Debt Funds

Lipper Maryland Municipal Debt Funds

Lipper New Jersey Municipal Debt Funds

Lipper New York Intermediate Municipal Debt Funds

Lipper Short- Intermediate Municipal Debt Funds

Lipper South Carolina Municipal Debt Funds

Lipper Virginia Municipal Debt Funds

Under “Fund Holdings,” the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is amended to reflect the following as of the date of this supplement.

Fund	Mathew M. Kiselak’s Holdings
Evergreen Alabama Municipal Bond Fund	$0
Evergreen California Municipal Bond Fund	$0
Evergreen Connecticut Municipal Bond Fund	$0
Evergreen Georgia Municipal Bond Fund	$0
Evergreen Intermediate Municipal Bond Fund	$0
Evergreen Maryland Municipal Bond Fund	$0
Evergreen New Jersey Municipal Bond Fund	$0
Evergreen New York Municipal Bond Fund	$0
Evergreen Short-Intermediate Municipal Bond Fund	$0
Evergreen South Carolina Municipal Bond Fund	$0
Evergreen Virginia Municipal Bond Fund	$0
Evergreen Family of Funds	$100,001 - $500,000

December 10, 2007	581373 (12/07)

SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION OF

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

I. Evergreen High Grade Municipal Bond Fund and Evergreen Municipal Bond Fund

     Shareholders of Evergreen High Grade Municipal Bond Fund, at a meeting held on September 28, 2007, approved a proposal to merge Evergreen High Grade Municipal Bond Fund (“High Grade Municipal Bond Fund”) into Evergreen Municipal Bond Fund (“Municipal Bond Fund”). Municipal Bond Fund will acquire all of the assets and assume all of the liabilities of High Grade Municipal Bond Fund and shareholders of High Grade Municipal Bond Fund will receive shares of Municipal Bond Fund in exchange for their High Grade Municipal Bond Fund shares. The reorganization is proposed to take place on or about October 13, 2007.

October 1, 2007

579915 rv1 (10/07)

     SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF

     EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

     Effective January 1, 2008, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Administrator” is revised to reflect the fact Evergreen Investment Management Company, LLC ("EIMC"), will replace Evergreen Investment Services, Inc. ("EIS"), as the administrator to the Funds upon the assignment of the Funds' Administrative Services Agreement from EIS to EIMC.

October 1, 2007

580935 (10/07)

     EVERGREEN MUNICIPAL TRUST EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street
Boston, Massachusetts 02116
1.800.343.2898

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2007

Evergreen High Grade Municipal Bond Fund (“High Grade Fund”) Evergreen Municipal Bond Fund (“Municipal Fund”) Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”) Evergreen Strategic Municipal Bond Fund (“Strategic Municipal Bond Fund”)

Each is a series of an open-end management investment company known as Evergreen Municipal Trust

Evergreen Intermediate Municipal Bond Fund (“Intermediate Bond Fund”) Intermediate Bond Fund is a series of an open- end management investment company known as Evergreen Select Fixed Income Trust

(Each of the above series, a “Fund,” together, the “Funds;” each of Evergreen Municipal Trust and Evergreen Select Fixed Income Trust, a “Trust,” together the “Trusts”)

     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated October 1, 2007, as amended from time to time, for the Funds. Shares of the Funds are offered through three separate prospectuses: one offering Class A, Class B, Class C and Class I shares of Intermediate Bond Fund, Municipal Fund, Short-Intermediate Fund and Strategic Municipal Bond Fund; one offering Class A, Class B, Class C and Class I shares of High Grade Fund; and, one offering Class IS shares of Intermediate Bond Fund. You may obtain a copy without charge by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in each prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated into this document by reference to each Fund’s Annual Report dated May 31, 2007. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

TABLE OF CONTENTS
PART 1

TRUST HISTORY	1-1
INVESTMENT POLICIES	1-1
OTHER SECURITIES AND PRACTICES	1-3
PRINCIPAL HOLDERS OF FUND SHARES	1-3
EXPENSES	1-8
COMPUTATION OF CLASS A OFFERING PRICE	1-12
SERVICE PROVIDERS	1-12
FINANCIAL STATEMENTS	1-15

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES	2-1
PURCHASE AND REDEMPTION OF SHARES	2-24
PRICING OF SHARES	2-26
PRINCIPAL UNDERWRITER	2-27
DISTRIBUTION EXPENSES UNDER RULE 12b-1	2-28
TAX INFORMATION	2-34
BROKERAGE	2-38
ORGANIZATION	2-39
INVESTMENT ADVISORY AGREEMENT	2-40
PORTFOLIO MANAGERS	2-41
MANAGEMENT OF THE TRUST	2-46
POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS	2-52
CORPORATE AND MUNICIPAL BOND RATINGS	2-54
ADDITIONAL INFORMATION	2-64
PROXY VOTING POLICY AND PROCEDURES	A-1

PART 1

TRUST HISTORY

     Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund (except Intermediate Bond Fund) is a diversified series of Evergreen Municipal Trust. Intermediate Bond Fund is a diversified series of Evergreen Select Fixed Income Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust’s Registration Statement, of which this SAI is a part. On July 14, 2003, Evergreen Offit National Municipal Bond Fund was reorganized into Intermediate Bond Fund and became the surviving performance and accounting fund. On October 1, 2004, Strategic Municipal Bond Fund changes its name from Evergreen High Income Municipal Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of the Fund are in terms of current market value.

1. Diversification

     Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversified Funds:

     To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities or any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2. Concentration

     Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

     Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S. or its agencies, instrumentalities or political subdivisions).

3. Issuing Senior Securities

    Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4. Borrowing

    Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

     Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5. Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6. Real Estate

     Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy:

     Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

7. Commodities

     Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8. Lending

     Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

     To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

     The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25217-812-11592).

OTHER SECURITIES AND PRACTICES

     For information regarding certain securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Derivatives - Swaps, Caps, Floors and Collars (applicable to High Grade Fund and Municipal
Fund only)
Derivatives - Options and Futures Strategies
Derivatives - Foreign Currency Transactions (applicable to Municipal Fund only)
Foreign Securities (applicable to Municipal Fund only)
High Yield, High Risk Bonds
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Municipal Securities
U.S. Virgin Islands, Guam and Puerto Rico
Payment-in-kind Securities
Zero Coupon “Stripped” Bonds (applicable to Strategic Municipal Bond Fund and Intermediate
Bond Fund)
Mortgage-Backed and Asset-Backed Securities (applicable to Short-Intermediate Fund only)
Variable or Floating Rate Securities

     Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

     As of September 1, 2007, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

     Except as noted below in the table, to each Fund’s knowledge no persons owned of record 5% or more of any class of shares of each Fund. No person is reflected on the books and records of each Fund as owning beneficially 5% or more of the outstanding shares of any class of each Fund as of September 1, 2007.

High Grade Fund – Class A

Charles Schwab & Co Inc	5.10%
Special Custody Account FBO
Exclusive Benefit of Customers
Reinvest Account
101 Montgomery St
San Francisco, CA 94104

High Grade Fund – Class B

MLPF&S For Sole Benefit of Its	6.90%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Elsie P Viles	5.64%
PO Box 319
Augusta ME, 04332-0319

High Grade Fund – Class C

MLPF&S For Sole Benefit of Its	14.64%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

A G Edwards & Sons Inc	9.90%
Sherman H. Norton Jr.
1 North Jefferson
St Louis, MO 63103-2287

Citigroup Global Markets Inc	7.41%
House Account
333 West 34th Street
New York, NY 10001-2402

First Clearing, LLC	5.38%
Joanne Ming-Wan Chen Cust for
Kevin K S Chen
1346 Nathan Hale Dr
Pheonixville, PA 19460-2777

High Grade Fund – Class I

Wachovia Bank	28.28%
Trust Accounts
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28282-1915

Intermediate Bond Fund – Class A

MLPF&S For Sole Benefit of Its	11.91%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor

Jacksonville, FL 32246-6484

Patterson & Co	8.35%
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Prudential Investment Mgmt Serv	7.55%
FBO Mutual Fund Clients
100 Mulbury Street
3 Gateway Center Fl 11
Newark, NJ 07102-4000

None

Intermediate Bond Fund – Class B

Intermediate Bond Fund – Class C

MLPF&S For Sole Benefit of Its	32.31%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Intermediate Bond Fund – Class IS

Wachovia Bank	79.35%
Cash Acct
401 S Tryon Street
3rd Fl CMG 1151
Charlotte, NC 28202-1934

Wachovia Bank	6.95%
Corestates Transfer Account
1525 West WT Harris Blvd
Charlotte, NC 28262-8522

Intermediate Bond Fund – Class IS

Wachovia Bank	6.05%
Trust Accounts
401 S Tryon Street 3rd floor
Charlotte, NC 28202-1934

Municipal Fund – Class A

MLPF&S For Sole Benefit of Its	5.98%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc	5.31%
House Account
333 West 34th Street
New York, NY 10001-2402

Municipal Fund – Class B

MLPF&S For Sole Benefit of Its	8.92%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Municipal Fund – Class C

MLPF&S For Sole Benefit of Its	11.43%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Municipal Fund – Class I

Wachovia Bank	74.43%
Cash Account
Trust Accounts
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Wachovia Bank	19.12%
Cash/Reinvest Account
Trust Accounts
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Short-Intermediate Fund – Class A

MLPF&S For Sole Benefit of Its	5.83%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Short-Intermediate Fund – Class B

Citigroup Global Markets Inc	6.05%
House Account
333 West 34th Street
New York, NY 10001-2402

Penson Financial Services Inc	5.86%
1700 Pacific Avenue Suite 1400
Dallas, TX 75201-4609

Short-Intermediate Fund – Class C

MLPF&S For Sole Benefit of Its	34.80%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc	8.50%
House Account
3333 West 34th Street
New York, NY 10001-2402

Short-Intermediate Fund – Class I

Wachovia Bank	72.51%
Cash Account
1525 W WT Harris Blvd
Charlotte, NC 28288-0001

Wachovia Bank	15.92
Cash/Reinvest Account
Trust Accounts
1525 West WT Harris Blvd

Charlotte, NC 28288-0001

Strategic Municipal Bond Fund – Class A

Charles Schwab & Co Inc	8.41%
Special Custody Account FBO
Exclusive Benefit of its
Customers
101 Montgomery Street
San Francisco CA, 94104

MLPF&S For Sole Benefit of Its	6.36%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Strategic Municipal Bond Fund – Class B

MLPF&S For Sole Benefit of Its	6.66%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Strategic Municipal Bond Fund – Class C

MLPF&S For Sole Benefit of Its	20.78%
Customers
Attn: Fund Admin
4800 Deer Lake Drive East, 2nd
Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc	7.05%
House Account
333 W 34th Street
New York, NY 10001-2402

Strategic Municipal Bond Fund – Class I

SHPS Human Resource Solution	35.83%
Inc For the Benefit of OPM
9200 Shelbyville Rd 2nd floor
Lousiville, KY 40222-5144

Internet Services Corporation	21.28%
1300 Altura Road
Fort Mill, SC 29708-6982

NFS LLC FBO	19.69%
Insink Partnership Ltd.
Insink Partnership Ltd.
6622 Southpoint Dr S Suite 495
Jacksonville, FL 32216-6188

Biltmore Estate	6.12%
The Inn on Biltmore Estate
1 N Pack Sq
Ashville NC, 28801-3462

EXPENSES
Advisory Fees

     Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

     EIMC oversees investment operations for the Funds, including oversight and supervision of Strategic Municipal Bond Fund’s sub-advisor.

     EIMC is entitled to receive from High Grade Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net	Fee
Assets

First $500 million	0.42%

Next $500 million	0.37%

Next $500 million	0.32%

Over $1.5 billion	0.27%

     EIMC is entitled to receive from Intermediate Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net	Fee
Assets

First $250 million	0.50%

Next $250 million	0.45%

Next $500 million	0.32%

Next $500 million	0.30%

Over $1.5 billion	0.27%

     EIMC is entitled to receive from Municipal Fund an annual fee of 2.0% of the Fund’s gross dividend and interest income, plus the following:

Average Daily Net	Fee
Assets

First $500 million	0.31%

Over $500 million	0.16%

     EIMC is entitled to receive from Short-Intermediate Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net	Fee
Assets

First $500 million	0.40%

Next $500 million	0.32%

Over $1 billion	0.27%

     EIMC is entitled to receive from Strategic Municipal Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net	Fee
Assets

First $250 million	0.55%

Next $250 million	0.50%

Next $500 million	0.45%

Next $500 million	0.40%

Over $1.5 billion	0.35%

Advisory Fees Paid

Below are the advisory fees paid or accrued by each Fund for the last three fiscal years.

Fund/Fiscal Year Ended	Advisory Fees Paid

May 31, 2007

High Grade Fund	$397,397

Intermediate Bond Fund	$2,340,821

Municipal Fund	$3,009,327

Short-Intermediate Fund	$1,422,822

Strategic Municipal Bond Fund	$2,845,616

May 31, 2006

High Grade Fund	$456,701

Intermediate Bond Fund	$2,475,311

Municipal Fund	$3,005,719

Short-Intermediate Fund	$2,003,075

Strategic Municipal Bond Fund	$3,659,728

May 31, 2005

High Grade Fund	$487,408

Intermediate Bond Fund	$2,237,786

Municipal Fund	$2,995,973

Short-Intermediate Fund	$2,152,653

Strategic Municipal Bond Fund	$4,099,652

Sub-Advisory Fees Paid

     Stamper Capital & Investments, Inc. (“Stamper Capital”) acts as sub-advisor to Strategic Municipal Bond Fund and is paid by EIMC for providing sub-advisory services an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net	Fee
Assets

First $250 million	0.195%

Next $250 million	0.180%

Over $500 million	0.165%

Brokerage Commissions

The Funds paid no brokerage commissions during the last three fiscal years.

Underwriting Commissions

     Below are the underwriting commissions received by Evergreen Investment Services, Inc. (EIS), the Funds’ principal underwriter and an affiliate of Wachovia, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years or periods. EIS is an affiliate of the Funds and EIMC. For more information, see “Principal Underwriter” in Part 2 of this SAI.

	Aggregate Total	Underwriting
Fund/Fiscal Year Ended	Underwriting	Commissions
	Commissions	Retained

May 31, 2007

High Grade Fund	$36,452	$2,120

Intermediate Bond Fund	$210,926	$9,185

Municipal Fund	$425,789	$32,588

Short-Intermediate Bond Fund	$11,643	$496

Strategic Municipal Bond Fund	$246,011	$11,002

May 31, 2006

High Grade Fund	$104,941	$6,319

Intermediate Bond Fund	$418,938	$26,030

Municipal Fund	$386,351	$25,023

Short-Intermediate Bond Fund	$48,854	$3,073

Strategic Municipal Bond Fund	$443,667	$14,210

May 31, 2005

High Grade Fund	$107,598	$10,912

Intermediate Bond Fund	$790,258	$42,151

Municipal Fund	$265,767	$18,731

Short-Intermediate Bond Fund	$108,418	$4,896

Strategic Municipal Bond Fund	$1,153,526	$26,724

Distribution and/or Service (12b-1) Fees

     Below are the 12b-1 fees paid by each Fund for the fiscal year ended May 31, 2007. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees.

	Class A		Class B		Class C		Class IS

Fund	Distribution	Service	Distribution	Service	Distribution	Service
	Fees	Fees	Fees	Fees	Fees	Fees	Service Fees

High Grade Fund	$30,384	$121,538	$80,262	$26,754	$57,462	$19,154	N/A

Intermediate Bond	$29,267	$117,071	$79,779	$26,593	$130,571	$43,524	$34,155
Fund

Municipal Fund	$317,303	$1,269,212	$108,752	$36,251	$278,614	$92,872	N/A

Short-Intermediate	$21,718	$65,154	$55,346	$18,449	$79,926	$26,642	N/A
Fund

Strategic Municipal	$153,127	$612,511	$683,899	$227,967	$799,426	$266,476	N/A
Bond Fund

Trustee Compensation

     Listed below is the Trustee compensation paid by the Trusts for the fiscal year ended May 31, 2007 and by the Trusts and the twelve other trusts in the Evergreen Fund Complex(1) for the twelve months ended December 31, 2006. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

	Aggregate	Aggregate	Total Compensation from
	Compensation from	Compensation from	Trust and Evergreen
Trustee	Evergreen	Evergreen Select	Fund Complex Paid to
	Municipal Trust for	Fixed Income Trust	Trustees for the twelve
	the fiscal year	for the fiscal year	months ended
	ended 5/31/2007	ended 5/31/2007	12/31/2006 (2)

Charles A. Austin III	$3,788	$986	$215,500

Shirley L. Fulton(3)	$1,448	$364	$166,250

K. Dun Gifford	$3,251	$853	$179,750

Leroy Keith Jr.	$3,351	$875	$184,500

Gerald M. McDonnell	$3,031	$790	$175,500

Patricia B. Norris(4)	$2,660	$698	$77,000

William Walt Pettit	$3,017	$787	$176,250

David M. Richardson	$3,031	$790	$175,500

Russell A. Salton, III	$3,550	$929	$208,000

Michael S. Scofield	$5,444	$1,419	$308,750

Richard J. Shima	$3,584	$933	$204,000

Richard K. Wagoner	$3,058	$797	$183,000

(1)	As of December 31, 2006, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

(2)

The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred

Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

Austin	$107,750
Fulton	$66,500
Pettit	$52,875
Salton	$41,600
Shima	$102,000

(3)	Ms. Fulton served as a Trustee through November 20, 2006.

(4)	Ms. Norris became a Trustee effective July 1, 2006.

COMPUTATION OF CLASS A OFFERING PRICE

     Class A shares are sold at their net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at May 31, 2007. For more information, see “Pricing of Shares” in Part 2 of this SAI.

	Net Asset Value Per	Sales Charge[1]	Offering Price Per
Fund	Share		Share

High Grade Fund	$10.94	4.75%	$11.49

Intermediate Bond Fund	$60.79	4.75%	$63.82

Municipal Fund	$7.46	4.75%	$7.83

Short-Intermediate Fund	$9.88	2.25%	$10.11

Strategic Municipal Bond	$8.78	4.75%	$9.22
Fund

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

     EIS, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate.

Average Daily Net Assets
of the Evergreen funds
(excluding Money Market Funds	Administrative
and Evergreen Institutional	Services Fee Rates
Enhanced Income Fund)

First $50 billion	0.100%

Next $25 billion	0.090%

Next $25 billion	0.080%

Next $25 billion	0.075%

On assets over $125 billion	0.050%

Administrative Fees

Below are the administrative fees paid by each Fund for the last three fiscal years.

	Fund/Fiscal Year Ended	Administrative Fees Paid

	May 31, 2007

	High Grade Fund	$94,230

	Intermediate Bond Fund	$490,389

	Municipal Fund	$885,057

	Short-Intermediate Fund	$354,254

	Strategic Municipal Bond Fund	$546,806

	May 31, 2006

	High Grade Fund	$108,089

	Intermediate Bond Fund	$528,206

	Municipal Fund	$884,089

	Short-Intermediate Fund	$497,801

	Strategic Municipal Bond Fund	$725,624

	May 31, 2005

	High Grade Fund	$115,853

	Intermediate Bond Fund	$468,740

	Municipal Fund	$876,060

	Short-Intermediate Fund	$537,238

	Strategic Municipal Bond Fund	$826,331

Distributor

     EIS is also the distributor of the Funds and markets the Funds through broker-dealers and other financial representatives. EIS receives payments pursuant to the Funds’ 12b-1 plans, as well as through the sales charges paid in respect of sales of the Funds’ shares. EIS, a subsidiary of Wachovia, is an affiliate of each Fund and EIMC.

Transfer Agent

     Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

	Annual Fee Per	Annual Fee Per
Fund Type	Open Account*	Closed Account**

Monthly Dividend Funds	$26.00	$9.00

*

The Fund pays ESC this fee for all open accounts where shareholders of the Funds hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC pays the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses. The Funds reimburse ESC for that amount plus fifteen percent.

**	Closed accounts are maintained on the system in order to facilitate historical and tax information.

     Below are the transfer agency fees paid by each Fund to ESC for the last three fiscal years. A portion of the fees listed below was paid to one or more affiliates of EIMC and Wachovia Corporation.

Fund/Fiscal Year or Period	Total Transfer
Ended	Agency Fees
Paid

May 31, 2007

High Grade Fund	$76,321

Intermediate Bond Fund	$61,910

Municipal Fund	$514,895

Short-Intermediate Fund	$72,698

Strategic Municipal Bond	$355,700
Fund

May 31, 2006

High Grade Fund	$92,747

Intermediate Bond Fund	$65,240

Municipal Fund	$570,135

Short-Intermediate Fund	$173,773

Strategic Municipal Bond	$431,890
Fund

May 31, 2005

High Grade Fund	$106,096

Intermediate Bond Fund	$38,036

Municipal Fund	$646,771

Short-Intermediate Fund	$171,411

Strategic Municipal Bond	$525,589
Fund

Securities Lending Agent

     Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund’s securities to brokers, dealers and other financial institutions to earn additional income for the Fund. Since Wachovia Bank, N.A. did not serve as securities lending agent to the Funds, it did not earn any fees during the fiscal year ended May 31, 2007.

Independent Registered Public Accounting Firm

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts

02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds.

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

     Audited financial statements for the Funds for the fiscal year ended May 31, 2007, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated into this document by reference (which means that their contents are legally considered part of this SAI) to the Funds’ May 31, 2007 Annual Reports. The Funds’ May 31, 2007 Annual Reports were filed electronically with the SEC on August 2, 2007 (Accession No. 0001379491-07-000129 for Evergreen Municipal Trust and Accession No. 0001379491-07-000130 for Evergreen Select Fixed Income Trust). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them from EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

     The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below may not apply to the Fund or the Class in which you are interested.

The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

     The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

     The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

     In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

     Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)	Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)	Farmers Home Administration;

(iii)	Federal Home Loan Banks;

(iv)	Federal Home Loan Mortgage Corporation;

(v)	Federal National Mortgage Association; and

(vi) Student Loan Marketing Association.

     Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

     Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

     The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

     Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

     The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

     The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

     Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

     A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

     A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

     Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

     Credit default swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

     As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

     The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

     Total return swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

     Caps, floors, collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

     In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g. , the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.

     An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

     Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

     Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

     In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

     Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

     A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

     A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

     OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

     In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

     An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

     Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

     A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

     An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

     Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

     An OTC option is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

     A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

     No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.” Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

     Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

     Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.

     As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

     U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

     Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

     There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

Structured Notes

     Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

     Reverse Convertible Notes. Reverse convertible notes are structured products that are designed to make regular interest payments, but where the value of the principal is linked to the performance of an underlying reference instrument – usually an equity security. Reverse convertible notes have a put option attached which is exercisable if the price of the underlying reference instrument drops below a stated value (“downside limit”) during a stated period. At maturity, the holder of the note will receive the full amount of principal if the value of the reference instrument did not close below the downside limit during the period. If the value of the reference instrument did close below the downside limit during the period, the holder of the note will usually receive a certain number of shares of the underlying equity security. Reverse convertible notes are generally used to generate income while providing some downside price protection on the underlying equity security.

     Risk factors for structured notes. Investments in structured notes are subject to interest rate risk and the credit risk of the issuer. Further, depending on the type of structured product, an increase or decrease in the value of the underlying reference instrument may cause a decrease in the interest rate payable as well as in the principal amount payable on maturity. The percentage decrease in value of a structured note may be far greater than the percentage by which the value of the reference instrument increases or decreases. Structured notes may also be less liquid than other types of securities.

Foreign Currency Transactions

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

     Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

     A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

     A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

     Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

     Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Currency Cross-hedge

     A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

     A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

     Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Repurchase Agreements

     A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

     A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions

     The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

     Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

     The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

     The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

     The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Voting rights or rights to consent with respect to the loaned securities passes to the borrower. The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities

     The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

     The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

     The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

     The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds

     The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

     The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

     The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

     The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

     The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

     The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

     The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

     (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

     (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

     (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

     (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

     The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

     The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

     The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies also may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales

     A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

     The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

     The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

     The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

     The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

     A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

     The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment-in-kind Securities (PIKs)

     The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

     PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

     An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

     As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

     Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

     Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

     PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

     The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See “Zero Coupon ‘Stripped’ Bonds” and “Tax Information” below.

Zero Coupon "Stripped" Bonds

     The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

     In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

     For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See “Tax Information” below.

     Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed or Asset-Backed Securities

     The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

     Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

     REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

     Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

     TBA refers to “To Be Announced.” These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

     The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

     The Fund may invest in investments related to real estate, including real estate investment trusts (REITs) such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

     The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

     For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

     A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

     When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

     The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

     Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

     The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

     You may buy shares of a Fund through Evergreen Investment Services, Inc. (EIS), broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

     There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

     In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV). Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

     In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

     Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares and Participant Shares

     The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares and Participant shares.

Contingent Deferred Sales Charge

     The Fund charges a CDSC on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below). Administrative, Institutional, Institutional Service, Investor and Participant shares do not charge a CDSC.

Redemption-in-kind

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

     Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See “Taxes on the Sale or Exchange of Fund Shares” below.

Automatic Reinvestment

     As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

     The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

     The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

Current values for the Fund's portfolio securities are determined as follows:

(1)	Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

(2)

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the- counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3)

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

(4)

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

(5)	Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

(6)

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(7)	Investments in other mutual funds are valued at such funds’ net asset value.

(8)	The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

     EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

     EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

     All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

     EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

     The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

     From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

     The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I shares (also referred to as Institutional shares) of the Fund do not pay 12b-1 fees.

     Under the distribution plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its share classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to principal underwriting agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its share classes, as applicable.

	Current Maximum
Class	12b-1 Fees Allowed
	Under the Plans

A	0.75	%(a)

B	1.00%

C	1.00%

S	0.75	%(b)

S1	0.75%(b)

Administrative	0.75%(c)

Institutional Service	0.75%(d)

Investor	0.75%(e)

Participant	0.75%(f)

R	1.00%(g)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

     Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

     The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)	to compensate broker-dealers or other persons for distributing Fund shares;

(2)	to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)	to otherwise promote the sale of Fund shares.

     The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EIS may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

     The Funds may make payments under the Plan when shares of the Fund are not available for purchase.

     In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

     Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS. Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

     Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EIS to compensate broker-dealers in connection with the sale of such shares.

     Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.

     Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

     The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares.

     In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

     All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see “Distribution and/or Service (Rule 12b-1) Fees” under “More Information about the Funds’ Fees and Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

     EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

     The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

     The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

     The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

     The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

     The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

     The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

     The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

     The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

     The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

     EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

     In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

     No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

Commissions

EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision		Your Investment	Dealer Commission as a %
Growth Fund, Evergreen Envision Growth			of Offering Price
and Income Fund, Evergreen Large Cap
Equity Fund and Evergreen Equity Index
Fund)

	Up to $	49,999	5.00%

		$50,000-$99,999	4.25%

		$100,000-$249,999	3.25%

		$250,000-$499,999	2.00%

		$500,000-$999,999	1.75%

		$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus

$3,000,000-$4,999,999	0.50% of the next
	$2,000,000	, plus

$5,000,000 or greater	0.25% of amounts equal to
or over $5,000,000

Long-term Bond Funds (except Evergreen Short-Intermediate Municipal Bond Fund) and Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund

	Your Investment	Dealer Commission as a %
		of Offering Price

Up to $	49,999	4.25%

	$50,000-$99,999	4.25%

	$100,000-$249,999	3.25%

	$250,000-$499,999	2.00%

	$500,000-$999,999	1.75%

	$1,000,000-$2,999,999	1.00% of the first
		$2,999,999	, plus*

	$3,000,000-$4,999,999	0.50% of the next
		$2,000,000	, plus*

	$5,000,000 or greater	0.25% of amounts equal to
		or over $5,000,000*

* Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds (including Evergreen Short-Intermediate Municipal Bond Fund)

Your Investment	Dealer Commission as a %
	of Offering Price

$0-$99,999	2.00

$100,000-$249,999	1.50%

$250,000-$499,999	1.25%

$500,000-$999,999	0.75%

$1,000,000-$4,999,999	0.50% of the first
	$4,999,999	, plus

$5,000,000 or greater	0.25% of amounts equal to
	or over $5,000,000**

** Evergreen Adjustable Rate Fund and Evergreen Limited Duration Fund pay 0.25% to investment firms for all amounts over $1,000,000.

     For Short-term Bond Funds EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 2.00% of shares sold at the time of purchase.

     EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

     EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

     EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

     No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

     The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

     Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

     In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

     If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

     For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes. Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

     The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains from the Fund's positions in foreign currencies may also accelerate and recharacterize the Fund's distributions to shareholders. Losses from such positions may lead to a return of capital to Fund shareholders.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

     The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

     Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

     Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

Other Tax Considerations

     Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

     If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

     If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

     The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1.	ability to provide the best net financial result to the Fund;

2.	efficiency in handling trades;

3.	ability to trade large blocks of securities;

4.	reliability (e.g., lack of failed trades);

5.	readiness to handle possibly difficult trades;

6.	inventory of securities sought;

7.	historical and currently quoted commission rates;

8.	kind and quality of the execution services;

9.	financial strength and stability; and

10.	provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

     These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

     In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     Research and brokerage so received is in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

     Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

     Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

     The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

     Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share. Shares generally vote together as one class on all matters. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of the affected class, as required by the Declaration of Trust. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability

     The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

     The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

     On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

      The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

     The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report immediately following the approval or renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

     The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal period ended, May 31, 2007.

Portfolio Manager		(Assets in
		thousands)
Michael Pietronico	Assets of registered investment companies managed
	Evergreen California Municipal Bond Fund	$494,957
	Evergreen Intermediate Municipal Bond Fund	$479,711
	Evergreen New York Municipal Bond Fund	$82,180
	TOTAL	$1,056,848
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$34,177
	Number of those subject to performance fee	0

Portfolio Manager		(Assets in
		thousands)
	Number of other accounts managed	1
	Assets of other accounts managed	$18,802
	Number of those subject to performance fee	0

Mathew M. Kiselak	Assets of registered investment companies managed
	Evergreen Florida Municipal Money Market Fund	$296,542
	Evergreen High Grade Municipal Bond Fund	$86,769
	Evergreen Institutional Municipal Money Market Fund	$8,872,125
	Evergreen Municipal Bond Fund	$1,296,270
	Evergreen Municipal Money Market Fund	$1,992,966
	TOTAL	$12,544,672
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of other accounts managed	0
	Assets of other accounts managed	N/A
	Number of those subject to performance fee	N/A

Diane C. Beaver	Assets of registered investment companies managed
	Evergreen California Municipal Money Market Fund	$217,433
	Evergreen Connecticut Municipal Bond Fund	$65,342
	Evergreen New Jersey Municipal Money Market Fund	$252,070
	Evergreen New York Municipal Money Market Fund	$269,169
	Evergreen Pennsylvania Municipal Money Market Fund	$202,232
	Evergreen Short-Intermediate Municipal Bond Fund	$308,972
	TOTAL	$1,315,218
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of other accounts managed	0
	Assets of other accounts managed	N/A
	Number of those subject to performance fee	N/A

B. Clark Stamper	Assets of registered investment companies managed
	Evergreen Strategic Municipal Bond Fund	$505,927
	TOTAL	$505,927
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	N/A
	Number of other accounts managed	9
	Assets of other accounts managed	$24,564,000
	Number of those subject to performance fee	0

     Conflicts of Interest. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC and Stamper Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

     The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

     Neither EIMC nor Stamper Capital receives a performance fee for their management of the Funds, other than EIMC’s receipt of such a fee from Evergreen Large Cap Equity Fund. EIMC, Stamper Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC and Stamper Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

     The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

     In general, EIMC and Stamper Capital have policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

     Compensation . EIMC. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager Michael Pietronico	Lipper California Intermediate Municipal Debt Funds Lipper Intermediate Municipal Debt Funds Lipper New York Intermediate Municipal Debt Funds
Mathew M. Kiselak	Lipper General Municipal Debt Funds Lipper Institutional Tax-Exempt Money Market Funds Lipper Insured Municipal Debt Funds Lipper Other States Tax-Exempt Money Market Funds
Diane C. Beaver

Lipper California Tax-Exempt Money Market Funds Lipper Connecticut Municipal Debt Funds Lipper New Jersey Tax-Exempt Money Market Funds Lipper New York Tax-Exempt Money Market Funds Lipper Pennsylvania Tax-Exempt Money Market Funds Lipper Short-Intermediate Municipal Debt Funds

     EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

     In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits;

  life, disability and long-term care insurance;

  before-tax spending accounts relating to dependent care, health care, transportation and parking; and

  various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

     Compensation . Stamper Capital. B. Clark Stamper is employed by and compensated by Stamper Capital, not EIMC or the Evergreen Strategic Municipal Bond Fund. Mr. Stamper is compensated through a structure comprised of a percentage of overall firm profits and overall firm revenues. Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid. The methodology of compensation with other accounts he manages is essentially the same. In addition, Mr. Stamper receives medical and prescription benefits.

     Fund Holdings. The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended May 31, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Intermediate Bond Fund
Michael Pietronico	$100,001 – $500,000
Municipal Fund
Mathew M. Kiselak	$1-$10,000
High Grade Fund
Mathew M. Kiselak	$1-$10,000
Short-Intermediate Fund
Diane C. Beaver	$1-$10,000
Strategic Municipal Bond Fund
B. Clark Stamper	$100,001 – $500,000
Evergreen Family of Funds
Michael Pietronico	$100,001 – $500,000
Mathew M. Kiselak	$100,001-$500,000
Diane C. Beaver	$1-$10,000
B. Clark Stamper	$100,001 – $500,000

     The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko	$100,001 – $500,000
Executive Managing Director and

President of Global Distribution, EIMC

Dennis Ferro	Over $	1,000,000
Chief Executive Officer and Chief
Investment Officer, EIMC

Richard Gershen		$500,001 – $1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC

W. Douglas Munn		$500,001 – $1,000,000
Chief Operating Officer, EIMC

Patrick O’Brien	Over $	1,000,000
President, Institutional Division, EIMC

MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See “Expenses-Trustee Compensation” in Part 1 of this SAI.

     The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Oversight Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended May 31, 2007, the Executive Committee held 23 committee meetings.

     The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

     The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S.

federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

     The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard J. Shima and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended May 31, 2007, the 15(c) Committee held 5 committee meetings.

     The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved. The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended May 31, 2007, the Audit Committee held 7 committee meetings.

     The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith, Jr., each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended May 31, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

     The Trust has a Performance Committee which consists of Gerald McDonnell, K. Dun Gifford, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended May 31, 2007, the Performance Committee held 4 committee meetings.

     Set forth below are the Trustees of each of the fifteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Other Directorships held outside of Evergreen Fund Complex
Number of Portfolios Overseen in Evergreen Fund Complex[2] as of 12/31/2006
Beginning Year of Term of Office [1]
Position with Trust
Name and Date of Birth			Principal Occupations for Last Five Years

			Investment Counselor, Anchor Capital
			Advisors, LLC. (investment advice);
			Director, The Andover Companies
			(insurance); Trustee, Arthritis Foundation
Charles A. Austin III			of New England; Former Director, The
	Trustee	1991		94	None
DOB: 10/23/1934			Francis Ouimet Society (scholarship
			program); Former Director, Executive Vice
			President and Treasurer, State Street
			Research & Management Company
			(investment advice)

			Chairman and President, Oldways
K. Dun Gifford			Preservation and Exchange Trust
DOB: 10/23/1938	Trustee	1974	(education); Trustee, Treasurer and	94	None
			Chairman of the Finance Committee,
			Cambridge College

			Managing Director, Almanac Capital
			Management (commodities firm); Trustee,		Trustee,
			Phoenix Fund Complex; Director,		Phoenix Fund
Dr. Leroy Keith, Jr.			Diversapack Co. (packaging company);		Complex
DOB: 2/14/1939	Trustee	1983	Former Partner, Stonington Partners, Inc.	94	(consisting of
			(private equity fund); Former Director,		60 portfolios
			Obagi Medical Products Co.; Former		as of
			Director, Lincoln Educational Services		12/31/06)

Gerald M. McDonnell			Manager of Commercial Operations, CMC
	Trustee	1988		94	None
DOB: 7/14/1939			Steel (steel producer)

			President and Director of Buckleys of
			Kezar Lake, Inc., (real estate company);
			Former President and Director of Phillips
Patricia B. Norris			Pond Homes Association (home
	Trustee	2006		94	None
DOB: 4/9/1948			community); Former Partner,
			PricewaterhouseCoopers, LLP
			(independent registered public accounting
			firm)

			Partner and Vice President, Kellam &
			Pettit, P.A. (law firm); Director, Superior
			Packaging Corp. (packaging company);
William Walt Pettit			Member, Superior Land, LLC (real estate
	Trustee	1984	holding company), Member, K&P	94	None
DOB: 8/26/1955			Development, LLC (real estate
			development); Former Director, National
			Kidney Foundation of North Carolina, Inc.
			(non-profit organization)

			President, Richardson, Runden LLC
			(executive recruitment business
			development/consulting company);
			Consultant, Kennedy Information, Inc.
David M. Richardson			(executive recruitment information and
DOB: 9/19/1941	Trustee	1982	research company); Consultant, AESC	94	None
			(The Association of Executive Search
			Consultants); Director, J&M Cumming
			Paper Co. (paper merchandising); Former
			Trustee, NDI Technologies, LLP
			(communications)

Dr. Russell A. Salton, III			President/CEO, AccessOne MedCard,
DOB: 6/2/1947	Trustee	1984	Inc.; Former Medical Director, Healthcare	94	None
			Resource Associates, Inc.

Michael S. Scofield			Retired Attorney, Law Offices of Michael
			S. Scofield; Former Director and
DOB: 2/20/1943	Trustee	1984		94	None
			Chairman, Branded Media Corporation
			(multi-media branding company)

			Independent Consultant; Director,
			Hartford Hospital; Trustee, Greater
Richard J. Shima			Hartford YMCA; Former Director, Trust
	Trustee	1993		94	None
DOB: 8/11/1939			Company of CT; Former Director, Old
			State House Association; Former Trustee,
			Saint Joseph College (CT)

Interested Trustee:

Richard K. Wagoner,			Member and Former President, North
CFA[3]	Trustee	1999	Carolina Securities Traders Association;	94	None
DOB: 12/12/1937			Member, Financial Analysts Society

1

Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by the Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2	As of December 31, 2006, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

3	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

     Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2006.

Independent Trustees:

Aggregate Dollar
			Dollar Range of	Range of
Trustee	Fund		Investment in	Investments in
			Fund	Evergreen Fund
Complex

	Evergreen Equity Income Fund[1]	Over $	100,000

	Evergreen Global Opportunities Fund[2]	Over $	100,000

	Evergreen Health Care Fund[2]	Over $	100,000

	Evergreen International Equity Fund[1]	Over $	100,000

Charles A. Austin III	Evergreen Large Cap Equity Fund[1]	Over $	100,000	Over $100,000

	Evergreen Mid Cap Growth Fund[1]	Over $	100,000

	Evergreen Omega Fund[1]		$50,001-$100,000

	Evergreen Precious Metals Fund		$50,001-$100,000

	Evergreen Utility and Telecommunications Fund		$10,001-$50,000

	Evergreen Asset Allocation Fund		$50,001-$100,000

	Evergreen Emerging Markets Growth Fund		$50,001-$100,000

	Evergreen Equity Income Fund		$50,001-$100,000

K. Dun Gifford				Over $100,000
	Evergreen Fundamental Large Cap Fund		$10,001-$50,000

	Evergreen Global Opportunities Fund	Over $	100,000

	Evergreen Health Care Fund		$10,001-$50,000

Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund		$1-$10,000	Over $100,000

	Evergreen Income Advantage Fund		$1-$10,000

	Evergreen Diversified Bond Fund		$10,001-$50,000

	Evergreen Global Opportunities Fund		$10,001-$50,000

	Evergreen Limited Duration Fund		$10,001-$50,000

	Evergreen Managed Income Fund		$1-$10,000

	Evergreen Money Market Fund		$10,001-$50,000

	Evergreen Omega Fund		$1-$10,000

	Evergreen Utilities and High Income Fund		$1-$10,000

Aggregate Dollar
			Dollar Range of	Range of
Trustee	Fund		Investment in	Investments in
			Fund	Evergreen Fund
Complex

	Evergreen Utility and Telecommunications Fund		$1-$10,000

	Evergreen Adjustable Rate Fund		$10,001-$50,000

	Evergreen Asset Allocation Fund[1]		$50,001-$100,000

	Evergreen Balanced Fund[1]		$50,001-$100,000

	Evergreen Emerging Markets Growth Fund		$10,001-$50,000

	Evergreen Equity Income Fund		$10,001-$50,000

	Evergreen Fundamental Large Cap Fund[2]	Over $	100,000

	Evergreen Global Large Cap Equity Fund[1]		$10,001-$50,000

Gerald M.	Evergreen Health Care Fund		$10,001-$50,000	Over $100,000

McDonnell	Evergreen Income Advantage Fund		$1-$10,000

	Evergreen Large Cap Value Fund[1]		$50,001-$100,000

	Evergreen Managed Income Fund		$1-$10,000

	Evergreen Money Market Fund[2]	Over $	100,000

	Evergreen Omega Fund[1]		$10,001-$50,000

	Evergreen Short Intermediate Bond Fund		$1-$10,000

	Evergreen Strategic Municipal Bond Fund		$10,001-$50,000

	Evergreen Utilities and High Income Fund		$1-$10,000

	Evergreen Disciplined Small-Mid Value Fund		$10,001-$50,000

	Evergreen Disciplined Value Fund		$10,001-$50,000

	Evergreen Emerging Markets Growth Fund		$10,001-$50,000

	Evergreen Global Opportunities Fund		$10,001-$50,000

Patricia B. Norris	Evergreen Growth Fund		$10,001-$50,000	Over $100,000

	Evergreen Health Care Fund		$10,001-$50,000

	Evergreen International Equity Fund		$10,001-$50,000

	Evergreen Precious Metals Fund		$10,001-$50,000

	Evergreen Utility and Telecommunications Fund		$10,001-$50,000

	Evergreen Asset Allocation Fund[1]		$1-$10,000

	Evergreen Balanced Fund[1]		$1-$10,000

	Evergreen Disciplined Value Fund[1]		$1-$10,000

	Evergreen Emerging Markets Growth Fund		$10,001-$50,000

	Evergreen Equity Income Fund[1]		$1-$10,000

	Evergreen Fundamental Large Cap Fund[2]	Over $	100,000

	Evergreen Global Large Cap Equity Fund[2]		$10,001-$50,000

	Evergreen Global Opportunities Fund[2]	Over $	100,000

William Walt Pettit	Evergreen Growth Fund [1]	Over $	100,000	Over $100,000

	Evergreen Health Care Fund[2]	Over $	100,000

	Evergreen International Equity Fund[2]		$10,001-$50,000

	Evergreen Large Cap Equity Fund[1]	Over $	100,000

	Evergreen Large Cap Value Fund[1]		$1-$10,000

	Evergreen Mid Cap Growth Fund[1]		$1-$10,000

	Evergreen Money Market Fund		$10,001-$50,000

	Evergreen Utility and Telecommunications Fund[2]	Over $	100,000

	Evergreen Asset Allocation Fund		$50,001-$100,000

	Evergreen Managed Income Fund		$50,001-$100,000

David M. Richardson	Evergreen Precious Metals Fund		$10,001-$50,000	Over $100,000

	Evergreen Special Values Fund		$10,001-$50,000

	Evergreen Utilities and High Income Fund		$50,001-$100,000

	Evergreen Asset Allocation Fund[1]	Over $	100,000

	Evergreen Fundamental Large Cap Fund[1]		$1-$10,000

Dr. Russell A.	Evergreen Global Opportunities Fund[1]	Over $	100,000	Over $100,000

Salton, III	Evergreen Large Cap Equity Fund[1]		$10,001-$50,000

	Evergreen Large Cap Value Fund[1]	Over $	100,000

Michael S. Scofield	Evergreen Asset Allocation Fund		$10,001-$50,000	Over $100,000

	Evergreen Balanced Fund[2]	Over $	100,000

Aggregate Dollar
			Dollar Range of	Range of
Trustee	Fund		Investment in	Investments in
			Fund	Evergreen Fund
Complex

	Evergreen Core Bond Fund[1]		$50,001-$100,000

	Evergreen Disciplined Value Fund		$10,001-$50,000

	Evergreen Equity Index Fund		$10,001-$50,000

	Evergreen Global Opportunities Fund		$10,001-$50,000

	Evergreen Health Care Fund		$10,001-$50,000

	Evergreen Income Advantage Fund		$1-$10,000

	Evergreen Managed Income Fund		$1-$10,000

	Evergreen Omega Fund		$10,001-$50,000

	Evergreen Special Equity Fund		$10,001-$50,000

	Evergreen Utility and Telecommunications Fund		$10,001-$50,000

	Evergreen Asset Allocation Fund[1]	Over $	100,000

	Evergreen Balanced Fund		$50,001-$100,000

	Evergreen Connecticut Municipal Bond Fund		$50,001-$100,000

	Evergreen Fundamental Large Cap Fund[1]		$50,001-$100,000

	Evergreen Global Large Cap Equity Fund	Over $	100,000

	Evergreen Global Opportunities Fund	Over $	100,000

	Evergreen Income Advantage Fund		$10,001-$50,000

Richard J. Shima	Evergreen International Balanced Income Fund		$10,001-$50,000	Over $100,000

	Evergreen International Equity Fund		$10,001-$50,000

	Evergreen Large Cap Equity Fund[1]		$50,001-$100,000

	Evergreen Large Cap Value Fund[1]	Over $	100,000

	Evergreen Managed Income Fund		$10,001-$50,000

	Evergreen Omega Fund		$50,001-$100,000

	Evergreen Utilities and High Income Fund		$10,001-$50,000

Interested Trustee:

Aggregate Dollar
			Dollar Range of	Range of
Trustee	Fund		Investment in	Investments in
			Fund	Evergreen Fund
Complex

	Evergreen Balanced Fund		$10,001-$50,000

	Evergreen Equity Income Fund	Over $	100,000

	Evergreen Income Advantage Fund		$1-$10,000

	Evergreen Managed Income Fund		$1-$10,000

	Evergreen Mid Cap Growth Fund	Over $	100,000

Richard K. Wagoner	Evergreen Money Market Fund	Over $	100,000	Over $100,000

	Evergreen Municipal Money Market Fund		$10,001-$50,000

	Evergreen Omega Fund	Over $	100,000

	Evergreen Special Values Fund	Over $	100,000

	Evergreen Treasury Money Market Fund		$1-$10,000

	Evergreen Utilities and High Income Fund		$1-$10,000

1

Invested through the Trustees’ Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.

The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2

Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund, $50,001- $100,000; Evergreen Health Care Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000; Evergreen Global Opportunities Fund, $10,001 - $50,000; Evergreen Health Care Fund, $10,001 - $50,000; Evergreen International Equity Fund, $10,001 - $50,000; Evergreen Utility and Telecommunications Fund, $10,001 - $50,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

Set forth below are the principal officers of each of the fifteen Evergreen Trusts.

Name, Address and Date	Position with Trust	Principal Occupation for Last Five Years
of Birth

Dennis H. Ferro	President since 2003	President and Chief Executive Officer, Evergreen
401 S. Tryon		Investment Company, Inc. and Executive Vice President,
Charlotte, NC 28288		Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945		Evergreen Investment Company, Inc.

Kasey Phillips	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.;
200 Berkeley Street		Former Vice President, Evergreen Investment Services,
Boston, MA 02116		Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970		Investment Services, Inc.

Jeremy DePalma	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.;
200 Berkeley Street		Former Assistant Vice President, Evergreen Investment
Boston, MA 02116		Services, Inc.
DOB: 2/5/1974

Michael H. Koonce	Secretary since 2000	Senior Vice President and General Counsel, Evergreen
200 Berkeley Street		Investment Services, Inc.; Secretary, Senior Vice President
Boston, MA 02116		and General Counsel, Evergreen Investment Management
DOB: 4/20/1960		Company, LLC and Evergreen Service Company, LLC;
Senior Vice President and Assistant General Counsel,
Wachovia Corporation

Robert Guerin	Chief Compliance	Chief Compliance Officer, Evergreen Funds and Senior Vice
200 Berkeley Street	Officer since 2007	President of Evergreen Investments Company, Inc; Former
Boston, MA 02116		Managing Director and Senior Compliance Officer, Babson
DOB: 9/20/1965		Capital Management LLC; Former Principal and Director,
Compliance and Risk Management, State Street Global
Advisors; Former Vice President and Manager, Sales
Practice Compliance, Deutsche Asset Management

1

Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

     Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

     A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end. A Fund may also from time to time post to EvergreenInvestments.com more current portfolio holdings information as of a specified date.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

     This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities. Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy. The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

     As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing

State Street Bank and Trust Company	Funds’ custodian, tax service	Daily
provider and securities lending
agent

KPMG LLP	Funds’ independent registered	As necessary in
	public accounting firm	connection with financial
statements and SEC
filings

EIS	Funds’ administrator	Daily

ESC	Funds’ transfer agent	Quarterly

EIMC	Funds’ investment advisor	Daily

Moody's Investor Services, Inc.	Provides rating services for	Weekly
the Funds

Capital Access International	Analytical	Monthly

Lipper	Analytical	Monthly

Northern Trust Company	Analytical	Monthly

Thomson Financial, Inc.	Analytical	Monthly

Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

JPMorgan Chase Bank	Funds’ securities lending	Daily

Recipient	Purpose	Timing

agent

Wachovia Bank N.A.	Funds’ securities lending	Daily
agent

     Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer’s ability to pay interest and/or principal when due. Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The “Credit Quality” terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality

Aaa	AAA	AAA	Excellent Quality (lowest risk) *

Aa	AA	AA	Almost Excellent Quality (very low risk) *

A	A	A	Good Quality (low risk) *

Baa	BBB	BBB	Satisfactory Quality (some risk) *

Ba	BB	BB	Questionable Quality (definite risk) **

B	B	B	Low Quality (high risk) **

Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **

	D	DDD/DD/D	In Default **

*	Considered investment grade.

**	Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2and 3in each generic rating classification from Aato Caa. The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC,and Care regarded as having significant speculative characteristics. BBindicates the least degree of speculation and Cthe highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1 Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D TheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings toD either:

  On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

  Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2and 3in each generic rating classification from Aato B. The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CCand Care regarded as having significant speculative characteristics. BBindicates the least degree of speculation and Cthe highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1 Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

     Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

     The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC Proxy Voting Policy and Procedures

February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

  Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

  Composition of the board and key board committees;

  Attendance at board and committee meetings;

  Corporate governance provisions and takeover activity;

  Disclosures under Section 404 of the Sarbanes-Oxley Act;

  Long-term company performance relative to a market and peer index;

  Extent of the director’s investment in the company;

  Existence of related party transactions;

  Whether the chairman is also serving as CEO;

  Whether a retired CEO sits on the board;

  Number of outside boards at which a director serves.

  Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

  The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

  At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;

  A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between chief executive pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

  The company has backdated options (see “Options Backdating” policy);

  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

Serving as liaison between the chairman and the independent directors,

Approving information sent to the board,

Approving meeting agendas for the board,

Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

Having the authority to call meetings of the independent directors,

If requested by major shareholders, ensuring that he is available for consultation and direct communication;

Two-thirds independent board;

All-independent key committees;

Established governance guidelines;

The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.
  Significant negotiation "wins" can also signify the deal makers' competency. Thecomprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can alsoaffect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

  Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

  Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

  Huge bonus payouts without justifiable performance linkage or proper disclosure;

  Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

  Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

  New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

  Excessive severance provisions (e.g., including excessive change in control payments);

  Change in control payouts without loss of job or substantial diminution of job duties;

  Internal pay disparity;

  Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company’s performance;

  The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

Stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites for non-employee directors; and

A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Length of time of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

  A trigger beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

  Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;

  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

  The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company’s existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

  New legislation is adopted allowing development and drilling in the ANWR region;

  The company intends to pursue operations in the ANWR; and

  The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

  The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

  The company does not maintain operations in Kyoto signatory markets;

  The company already evaluates and substantially discloses such information; or,

  Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee. Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;

  Market in which the fund invests;

  Measures taken by the board to address the discount; and

  Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis. Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:· Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors. Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or

  legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda. Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Vote AGAINST Board Structure Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights. Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis. Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis. Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis. Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or

  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value. Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis. Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

PRO FORMA FINANCIAL STATEMENTS

Evergreen Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

Pro Forma Combining Statement of Assets and Liabilities

Pro Forma Combining Statement of Operations

These Pro Forma Financial Statements relate specifically to the proposed transfers of the assets and liabilities of Evergreen Alabama Municipal Bond Fund (“Alabama Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”), Evergreen New York Municipal Bond Fund (“New York Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Fund”) and Evergreen Virginia Municipal Bond Fund (“Virginia Fund”) , each a series of Evergreen Municipal Trust to Evergreen Municipal Bond Fund ("Municipal Bond Fund"), also a series of Evergreen Municipal Trust, in exchange for Class A, Class B, Class C and Class I shares of Municipal Bond Fund. The period presented covers the twelve-month period from June 1, 2006 through May 31, 2007 and reflects financial information assuming each merger takes place.

Evergreeen Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
May 31, 2007
		Evergreen	Evergreen		Evergreen			Evergreen South
	Evergreen	Alabama	Connecticut	Evergreen	Maryland	Evergreen New Evergreen New		Carolina	Evergreen			Evergreen
	Municipal Bond	Municipal Bond	Municipal Bond	Georgia Municipal	Municipal Bond	Jersey Municipal	York Municipal	Municipal Bond	Virginia Municipal			Municipal Bond Pro
	Fund	Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Fund	Bond Fund	Adjustments		Forma

Assets
Investments in securities, at value (cost $1,231,794,203, $36,083,516, $62,110,897, $157,356,816,
$64,241,323, $227,135,118, $79,317,929, $306,002,808, $215,353,785 and $2,379,396,395, respectively)	$1,262,279,800	$36,293,037	$63,781,523	$161,856,283	$65,974,697	$233,722,815	$80,170,192	$315,033,894	$219,783,395			$2,438,895,636
Investments in affiliated money market fund, at value (cost $23,292,101, $1,070,290, $732,960, $2,259,076,
$408,264, $0, $1,257,270, $1,655,723, $0 and $30,675,684, respectively)	23,292,101	1,070,290	732,960	2,259,076	408,264	0	1,257,270	1,655,723	0			30,675,684

Total investments	1,285,571,901	37,363,327	64,514,483	164,115,359	66,382,961	233,722,815	81,427,462	316,689,617	219,783,395			2,469,571,320
Cash	0	0	0	0	0	175,353	0	0	0			175,353
Receivables for securities sold	39,744,312	0	0	0	0	0	0	0	2,240,275			41,984,587
Receivable for Fund shares sold	632,991	769	0	407	0	0	0	50,500	1,207			685,874
Interest receivable	18,709,849	549,990	1,066,155	2,683,440	1,205,454	3,883,104	985,524	5,621,402	3,290,425			37,995,343
Receivable from investment advisor	10,329	0	0	0	0	0	0	0	0			10,329
Prepaid expenses and other assets	192,224	28,607	26,441	29,259	21,781	38,784	44,594	29,517	24,614			435,821

Total assets	1,344,861,606	37,942,693	65,607,079	166,828,465	67,610,196	237,820,056	82,457,580	322,391,036	225,339,916			2,550,858,627

Liabilities
Dividends payable	1,693,354	106,703	217,151	571,030	227,453	798,280	237,501	1,111,178	765,632			5,728,282
Payable for securities purchased	5,888,742	0	0	0	0	0	0	0	0			5,888,742
Payable for Fund shares redeemed	2,846,706	0	27,131	17,791	1,752	158,725	19,371	34,486	104,301			3,210,263
Payable for floating-rate notes issued	37,376,000	0	0	5,100,000	0	5,000,000	0	2,500,000	0			49,976,000
Interest and fee expense payable	411,822	17,005	0	80,148	0	8,486	0	11,881	0			529,342
Due to custodian bank	43,593	0	0	0	0	0	0	0	1,040,297			1,083,890
Due to related parties	14,371	0	0	0	0	0	0	0	0			14,371
Accrued expenses and other liabilities	246,543	17,438	20,977	26,635	20,070	44,969	20,664	49,998	44,829			492,123

Total liabilities	48,521,131	141,146	265,259	5,795,604	249,275	6,010,460	277,536	3,707,543	1,955,059			66,923,013

Net assets	$1,296,340,475	$37,801,547	$65,341,820	$161,032,861	$67,360,921	$231,809,596	$82,180,044	$318,683,493	$223,384,857	-		$2,483,935,614

Net assets represented by
Paid-in capital	$1,296,802,098	$37,290,271	$65,079,863	$156,443,178	$66,814,209	$231,735,615	$80,767,718	$310,026,455	$218,400,029			$2,463,359,436
Under (over) distributed net investment income	(1,037,596)	66,989	(62,874)	(214,065)	(45,733)	14,555	7,069	(164,083)	(195,953)			(1,631,691)
Accumulated net realized gains or losses on investments	(29,909,624)	234,766	(1,345,795)	304,281	(1,140,929)	(6,528,271)	552,994	(209,965)	751,171			(37,291,372)
Net unrealized gains on investments	30,485,597	209,521	1,670,626	4,499,467	1,733,374	6,587,697	852,263	9,031,086	4,429,610			59,499,241

Total net assets	$1,296,340,475	$37,801,547	$65,341,820	$161,032,861	$67,360,921	$231,809,596	$82,180,044	$318,683,493	$223,384,857			$2,483,935,614

Class A Shares
Net assets	$832,186,269	$1,738,102	$8,206,621	$27,133,792	$20,135,145	$49,179,333	$6,212,743	$48,920,497	$58,442,152			$1,052,154,654
Shares of beneficial interest outstanding (unlimited number of shares authorized)	111,495,202	169,690	1,307,831	2,730,552	1,853,314	4,560,860	576,503	4,928,010	5,828,243	7,515,942	(a)	140,966,147
Net asset value	$7.46	$10.24	$6.27	$9.94	$10.86	$10.78	$10.78	$9.93	$10.03			$7.46
Maximum offering price (based on sales charge of 4.75%, 4.75%, 4.75%, 4.75%, 4.75%, 4.75%, 4.75%,
4.75% and 4.75%, respectively)	$7.83	$10.75	$6.58	$10.44	$11.40	$11.32	$11.32	$10.43	$10.53			$7.83
Class B Shares
Net assets	$24,971,259	$144,602	$2,759,612	$9,219,253	$5,648,757	$18,096,376	$4,235,228	$7,780,193	$10,889,075			$83,744,355
Shares of beneficial interest outstanding (unlimited number of shares authorized)	3,345,623	14,118	439,784	927,760	519,933	1,678,270	392,995	783,732	1,085,932	2,031,798	(a)	11,219,945
Net asset value	$7.46	$10.24	$6.27	$9.94	$10.86	$10.78	$10.78	$9.93	$10.03			$7.46
Class C Shares
Net assets	$45,920,457	$1,633,890	$1,991,021	$2,747,612	$3,021,762	$7,077,742	$7,176,414	$5,627,254	$2,062,896			$77,259,048
Shares of beneficial interest outstanding (unlimited number of shares authorized)	6,152,360	159,524	317,314	276,500	278,134	656,399	665,923	566,849	205,725	1,072,320	(a)	10,351,048
Net asset value	$7.46	$10.24	$6.27	$9.94	$10.86	$10.78	$10.78	$9.93	$10.03			$7.46
Class I Shares
Net assets	$393,262,490	$34,284,953	$52,384,566	$121,932,204	$38,555,257	$157,456,145	$64,555,659	$256,355,549	$151,990,734			$1,270,777,557
Shares of beneficial interest outstanding (unlimited number of shares authorized)	52,689,165	3,347,350	8,348,510	12,270,389	3,548,745	14,602,678	5,990,381	25,823,825	15,157,850	28,479,621	(a)	170,258,514
Net asset value	$7.46	$10.24	$6.27	$9.94	$10.86	$10.78	$10.78	$9.93	$10.03			$7.46
a Reflects the impact of converting shares of the target funds into shares of the surviving fund.
See Notes to Pro Forma Combining Financial Statements.

Evergreeen Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended May 31, 2007
		Evergreen	Evergreen		Evergreen
	Evergreen	Alabama	Connecticut	Evergreen	Maryland	Evergreen New	Evergreen New Evergreen South		Evergreen			Evergreen
	Municipal Bond	Municipal Bond	Municipal Bond	Georgia Municipal	Municipal Bond	Jersey Municipal	York Municipal	Carolina Municipal Virginia Municipal				Municipal Bond
	Fund	Fund	Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Adjustments		Pro Forma

Investment income
Interest	$41,911,897	$1,923,345	$3,303,562	$8,950,331	$3,417,945	$11,762,990	$3,755,872	$16,313,367	$11,391,143			$102,730,452
Income from affiliate	1,210,520	49,068	29,476	34,792	29,514	106,868	71,992	43,414	46,906			1,622,550

Total investment income	43,122,417	1,972,413	3,333,038	8,985,123	3,447,459	11,869,858	3,827,864	16,356,781	11,438,049			104,353,002

Expenses
Advisory fee	3,009,327	185,980	298,888	772,493	303,513	1,022,036	322,318	1,443,819	1,024,947	(2,081,871)	a	6,301,450
Distribution Plan expenses
Class A	1,903,818	6,028	25,245	81,289	61,891	153,890	18,691	149,492	187,029			2,587,373
Class B	145,003	857	31,896	102,866	66,098	193,194	44,245	85,688	127,463			797,310
Class C	371,486	15,897	18,996	26,385	31,432	76,591	66,653	61,768	21,735			690,943
Administrative services fee	885,057	44,099	70,870	183,174	71,966	242,335	91,713	342,346	243,031			2,174,591
Transfer agent fees	514,895	4,224	9,534	24,183	29,476	50,188	17,118	40,172	71,734			761,524
Trustees' fees and expenses	19,394	1,749	1,061	4,627	2,092	4,684	13,462	5,070	4,661			56,800
Printing and postage expenses	82,268	21,639	17,803	26,232	20,259	26,768	22,327	26,021	28,069	(30,082)	b	241,304
Custodian and accounting fees	288,580	17,291	24,871	63,871	20,673	77,696	22,580	109,895	80,276			705,733
Registration and filing fees	75,792	70,146	54,456	36,523	50,541	54,475	53,098	55,359	46,570	(384,935)	c	112,025
Professional fees	51,261	25,744	24,881	27,303	24,629	26,108	22,991	31,994	29,995	(182,400)	c	82,506
Interest and fee expense	1,256,923	24,089	0	194,679	0	195,602	554	2,945	0			1,674,792
Other	68,170	2,220	2,840	4,331	3,081	4,495	2,767	14,622	4,285			106,811

Total expenses	8,671,974	419,963	581,341	1,547,956	685,651	2,128,062	698,517	2,369,191	1,869,795	(2,679,288)		16,293,162
Less: Expense reductions	(24,001)	(1,702)	(1,673)	(4,763)	(1,501)	(5,273)	(2,353)	(9,551)	(4,656)			(55,473)
Fee waivers and expense reimbursements	(317,303)	(93,426)	(4,208)	(13,549)	(10,315)	(25,649)	(3,116)	(24,915)	(31,171)	92,421	d	(431,231)

Net expenses	8,330,670	324,835	575,460	1,529,644	673,835	2,097,140	693,048	2,334,725	1,833,968	(2,586,867)		15,806,458

Net investment income	34,791,747	1,647,578	2,757,578	7,455,479	2,773,624	9,772,718	3,134,816	14,022,056	9,604,081	2,586,867		88,546,544

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	4,743,247	436,425	845,195	2,622,461	272,960	1,484,686	889,035	3,532,134	4,608,059			19,434,202
Interest rate swap transactions	0	0	5,286	(31,716)	0	0	0	(37,002)	(21,144)			(84,576)
Futures	0	(23,058)	0	(99,351)	0	0	0	(191,295)	(134,724)			(448,428)

Net realized gains on investments	4,743,247	413,367	850,481	2,491,394	272,960	1,484,686	889,035	3,303,837	4,452,191			18,901,198
Net change in unrealized gains or losses on investments	1,596,624	(343,581)	(627,779)	(1,929,387)	(204,271)	(2,053,421)	27,217	(3,007,606)	(3,606,265)			(10,148,469)

Net realized and unrealized gains or losses on investments	6,339,871	69,786	222,702	562,007	68,689	(568,735)	916,252	296,231	845,926			8,752,729

Net increase in net assets resulting from operations	$41,131,618	$1,717,364	$2,980,280	$8,017,486	$2,842,313	$9,203,983	$4,051,068	$14,318,287	$10,450,007	$2,586,867		$97,299,273

a	Reflects a decrease based on the surviving fund's fee schedule and the average net assets of the combined fund.

b	Reflects a decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.

c	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

d	Reflects an adjustment for fee waivers and expense reimbursements necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Municipal Bond Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments**

May 31, 2007

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
MUNICIPAL OBLIGATIONS 98.2%
AIRPORT 3.2%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt. Proj., 6.00%, 01/01/2015	$2,495,000	$2,627,435	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 2,495,000	$ 2,627,435
Atlanta, GA Arpt. RB, Ser. D, 5.25%, 01/01/2017, (Insd. by FGIC) ‡	11,790,000	12,453,541	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,790,000	12,453,541
Capital Region Virgina Arpt. Auth. RRB, Ser. A, 5.00%, 07/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,665,000	2,785,591	2,665,000	2,785,591
Dallas-Fort Worth, TX Intl. Arpt. RB, Ser. A:
5.50%, 11/01/2020, (Insd. by MBIA) ‡	12,000,000	12,869,040	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,000,000	12,869,040
5.50%, 11/01/2021, (Insd. by FSA) ‡	5,680,000	6,091,346	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,680,000	6,091,346
Dallas-Fort Worth, TX Intl. Arpt. RRB, Ser. A, 5.50%, 11/01/2031, (Insd. by FGIC)	1,500,000	1,574,115	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,574,115
Denver, CO City & Cnty. Arpt. RB, Ser. B, 5.00%, 11/15/2033, (Insd. by XL Capital Assuance, Inc.)	1,000,000	1,032,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,032,250
Horry Cnty., SC Arpt. RB, Ser. A, 5.60%, 07/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	300,000	306,297	0	0	300,000	306,297
Indianapolis, IN Local Pub. Impt. RB, Indianapolis Arpt. Auth., Ser. F:
5.00%, 01/01/2019, (Insd. by AMBAC) ‡	1,550,000	1,622,509	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,550,000	1,622,509
5.00%, 01/01/2020, (Insd. by AMBAC) ‡	8,460,000	8,817,096	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,460,000	8,817,096
Lee Cnty., FL Arpt. RB, Ser. A, 5.875%, 10/01/2019, (Insd. by FSA)	2,000,000	2,125,600	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,125,600
Metropolitan Washington, DC Arpt. Auth. RB, Ser. A:
5.00%, 10/01/2035 ##	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,072,320	5,000,000	5,180,800	7,000,000	7,253,120
5.75%, 10/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,303,120	1,860,000	2,000,951	5,860,000	6,304,071
5.75%, 10/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,680,000	7,186,210	6,680,000	7,186,210
Port Auth. of New York & New Jersey Spl. Obl. RB, JFK Intl. Arpt. Terminal 6:
5.75%, 12/01/2025, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	5,000,000	5,043,150	0	0	0	0	0	0	5,000,000	5,043,150
5.90%, 12/01/2017, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	2,000,000	2,058,040	0	0	0	0	0	0	2,000,000	2,058,040

		49,212,932		0		0		0		0		7,101,190		0		6,681,737		17,153,552		80,149,411

COMMUNITY DEVELOPMENT DISTRICT 2.1%
Arizona Watson Road Cmnty. Facs. Dist. Spl. Assmt. RB:
5.75%, 07/01/2022	4,000,000	4,169,240	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,169,240
6.00%, 07/01/2030	7,930,000	8,319,839	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,930,000	8,319,839
Connecticut Dev. Auth. RB:
Aquarium Proj., Ser. A, 4.625%, 05/01/2037 #	0	0	0	0	1,000,000	972,320	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	972,320
Elim Park Baptist Home Proj., 5.75%, 12/01/2023	0	0	0	0	750,000	791,093	0	0	0	0	0	0	0	0	0	0	0	0	750,000	791,093
Mary Wade Home Proj., Ser. A:
5.60%, 12/01/2007	0	0	0	0	200,000	201,270	0	0	0	0	0	0	0	0	0	0	0	0	200,000	201,270
5.70%, 12/01/2008	0	0	0	0	100,000	101,955	0	0	0	0	0	0	0	0	0	0	0	0	100,000	101,955
6.375%, 12/01/2018	0	0	0	0	1,000,000	1,071,980	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,071,980
Dulles, VA CDA Spl. Assmt. RB, Dulles Town Ctr. Proj., 6.25%, 04/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,190,000	6,385,418	6,190,000	6,385,418
Frederick Cnty., MD Spl. Obl. RB, Urbana CDA:
6.25%, 07/01/2010	0	0	0	0	0	0	0	0	349,000	356,388	0	0	0	0	0	0	624,000	637,210	973,000	993,598
6.625%, 07/01/2025	3,280,000	3,350,618	0	0	0	0	750,000	766,148	1,000,000	1,021,530	0	0	0	0	750,000	766,148	500,000	510,765	6,280,000	6,415,209
Henderson, NV Local Impt. Dist. RB:
4.90%, 03/01/2017	0	0	1,000,000	1,007,020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,007,020
5.05%, 09/01/2017	2,465,000	2,514,226	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,465,000	2,514,226
5.10%, 09/01/2018	2,500,000	2,551,775	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,551,775
5.125%, 09/01/2019	2,975,000	3,033,846	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,975,000	3,033,846
5.15%, 09/01/2020	2,105,000	2,144,679	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,105,000	2,144,679
Henderson, NV Pub. Impt. Dist. RB, 5.25%, 09/01/2026	0	0	0	0	0	0	1,000,000	1,015,180	0	0	0	0	0	0	1,500,000	1,522,770	1,000,000	1,015,180	3,500,000	3,553,130
Lancaster Cnty., SC RB, Sun City Carolina Lakes Impt., 5.45%, 12/01/2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,700,000	1,718,428	0	0	1,700,000	1,718,428
Maryland Cmnty. Dev. Admin. RB, Ser. B, 5.50%, 09/01/2031	0	0	0	0	0	0	0	0	970,000	1,012,583	0	0	0	0	0	0	0	0	970,000	1,012,583
Myrtle Beach, SC TRAN, Myrtle Beach Air Force Base Redev. Proj., Ser. A:
5.25%, 11/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,526,475	0	0	1,500,000	1,526,475
5.30%, 11/01/2035	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,547,750	0	0	2,500,000	2,547,750

		26,084,223		1,007,020		3,138,618		1,781,328		2,390,501		0		0		8,081,571		8,548,573		51,031,834

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

CONTINUING CARE RETIREMENT COMMUNITY 6.1%
Albemarle Cnty., VA IDA Residential Care Facs. RRB, Westminster Canterbury, 5.00%, 01/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,001,470	1,000,000	1,001,470
Bexar Cnty., TX Hlth. Facs. Dev. Corp. RB, Army Retirement Residence Proj., 6.125%, 07/01/2022	685,000	757,932	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	685,000	757,932
Bexar Cnty., TX Hlth. Facs. Dev. Corp. RRB, Army Retirement Residence, 5.00%, 07/01/2027	0	0	1,000,000	1,013,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,013,400
Clarence, NY Indl. Dev. Agcy. RB, Bristol Vlg. Proj., 6.00%, 01/20/2044, (Insd. by GNMA)	2,670,000	2,932,247	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,670,000	2,932,247
Fairfax Cnty., VA EDA Residential Care Facs. RB, Goodwin House, Inc.:
5.00%, 10/01/2022	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,020,980	1,000,000	1,020,980
5.125%, 10/01/2037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,046,710	3,000,000	3,046,710
Fulton Cnty., GA Residential Care Facs. RB:
Canterbury Ct. Proj., 6.20%, 10/01/2019	0	0	0	0	0	0	995,000	1,063,456	0	0	0	0	0	0	0	0	0	0	995,000	1,063,456
First Mtge. Lenbrook Proj., Ser. A, 5.00%, 07/01/2027	0	0	0	0	0	0	4,000,000	4,006,120	0	0	0	0	0	0	0	0	0	0	4,000,000	4,006,120
RHA Assisted Living, Sr. Lien, Ser. A, 6.90%, 07/01/2019	0	0	0	0	0	0	3,175,000	3,320,447	0	0	0	0	0	0	870,000	909,854	875,000	915,084	4,920,000	5,145,385
Gainesville & Hall Cnty., GA Dev. Auth. RB, Sr. Living Facs., Lanier Vlg. Estates, Ser. C, 7.25%, 11/15/2029	0	0	0	0	0	0	1,000,000	1,077,270	0	0	0	0	0	0	0	0	0	0	1,000,000	1,077,270
Goshen, IN RB, Greencroft Obl. Group, Ser. B, 5.75%, 08/15/2028	5,000,000	5,081,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,081,800
Health Fin. Dev. Corp. of Central Texas, Retirement Facs. RB:
Ser. A, 5.625%, 11/01/2026	5,500,000	5,674,955	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,500,000	5,674,955
Vlg. at Gleannloch Farms, Ser. A:
5.50%, 02/15/2027	1,150,000	1,183,005	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,150,000	1,183,005
5.50%, 02/15/2037	1,850,000	1,891,718	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,850,000	1,891,718
Henrico Cnty., VA EDA Residential Care Facs. RB, Virginia Baptist Homes, Ser. A, 4.50%, 07/01/2010	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,000,160	1,000,000	1,000,160
Henrico Cnty., VA EDA Residential Care Facs. RRB, Westminster Canterbury:
5.00%, 10/01/2027	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,450,000	1,462,818	1,450,000	1,462,818
5.00%, 10/01/2035	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,012,450	5,250,000	5,271,787	8,250,000	8,284,237
Houston Cnty., AL Hlth. Care Auth. RB, Ser. A, 5.25%, 10/01/2030	0	0	1,000,000	1,069,220	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,069,220
Iowa Fin. Auth. Sr. Living Facs. RB, Deerfield Retirement Cmnty., Inc., Ser. A, 5.50%, 11/15/2027	2,000,000	2,041,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,041,400
Lebanon Cnty., PA Hlth. Facs. Auth. RB, Pleasant View Retirement, Ser. A, 5.00%, 12/15/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,130,000	1,139,153	0	0	1,130,000	1,139,153
Lees Summit, MO IDA Sr. Living Facs. RB, John Knox Vlg. Obl. Group, Ser. A, 5.125%, 08/15/2026	5,000,000	5,069,050	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,069,050
Loudoun Cnty., VA IDA Residential Care Facs. RRB, Falcons Landing Proj., Ser. B, 5.00%, 08/01/2028	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,043,250	5,000,000	5,043,250
Lynchburg, VA IDA Residential Care Facs. RRB, Westminster Canterbury, 5.00%, 07/01/2031	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,255,850	1,250,000	1,255,850
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Edenwald, Ser. A:
5.20%, 01/01/2024	0	0	0	0	0	0	0	0	1,000,000	1,019,530	0	0	0	0	0	0	0	0	1,000,000	1,019,530
5.40%, 01/01/2031	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,035,520	1,000,000	1,035,520
5.40%, 01/01/2037	0	0	0	0	0	0	0	0	1,200,000	1,238,184	0	0	0	0	0	0	0	0	1,200,000	1,238,184
King Farm Presbyterian Cmnty. Proj.:
Ser. A, 5.25%, 01/01/2027	0	0	0	0	0	0	0	0	2,000,000	2,049,860	0	0	0	0	0	0	0	0	2,000,000	2,049,860
Ser. B:
4.75%, 01/01/2013	500,000	500,510	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	500,510
5.00%, 01/01/2017	9,535,000	9,567,514	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,003,410	10,535,000	10,570,924
Massachusetts Dev. Fin. Agcy. RB, Orchard Cove Proj.:
5.00%, 10/01/2017	1,350,000	1,365,120	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,350,000	1,365,120
5.00%, 10/01/2018	515,000	518,687	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	515,000	518,687
5.00%, 10/01/2019	550,000	552,167	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	550,000	552,167
New Jersey EDA RB:
First Mtge. of Reformed Church, 5.375%, 12/01/2018	0	0	0	0	0	0	0	0	0	0	1,150,000	1,179,636	0	0	0	0	0	0	1,150,000	1,179,636
First Mtge. of The Evergreens:
5.875%, 10/01/2012	0	0	0	0	0	0	0	0	0	0	2,000,000	2,023,580	0	0	0	0	0	0	2,000,000	2,023,580
6.00%, 10/01/2017	0	0	0	0	0	0	0	0	0	0	680,000	688,439	0	0	0	0	0	0	680,000	688,439
6.00%, 10/01/2022	0	0	0	0	0	0	0	0	0	0	4,140,000	4,193,075	0	0	0	0	0	0	4,140,000	4,193,075
Franciscan Oaks Proj., 5.70%, 10/01/2017	0	0	0	0	0	0	0	0	0	0	3,000,000	3,054,210	0	0	0	0	0	0	3,000,000	3,054,210
Seabrook Vlg., Inc. Facs., 5.25%, 11/15/2026	0	0	0	0	0	0	0	0	0	0	1,750,000	1,772,067	0	0	0	0	0	0	1,750,000	1,772,067
North Carolina Med. Care Cmnty. Hlth. Care Facs. RRB, First Mtge. of Salemtowne:
4.50%, 10/01/2012	0	0	575,000	573,620	0	0	0	0	0	0	0	0	0	0	0	0	0	0	575,000	573,620
4.625%, 10/01/2013	0	0	310,000	310,369	0	0	0	0	0	0	0	0	0	0	0	0	0	0	310,000	310,369
North Carolina Med. Care Commission Retirement Facs. RRB, United Methodist Retirement Homes, Ser. C, 5.125%, 10/01/2019	1,300,000	1,334,944	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,334,944
Palm Beach Cnty., FL Hlth. Facs. Auth. RRB:
Abbey Delray South Proj., 5.30%, 10/01/2007	1,000,000	1,000,740	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,000,740
Waterford Proj., 5.50%, 10/01/2015	2,750,000	2,751,650	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,750,000	2,751,650
Peninsula Port Auth. of Virginia Residential Care Facs. RRB, Virginia Baptist Homes, Ser. C, 5.40%, 12/01/2033	0	0	0	0	0	0	1,000,000	1,031,480	0	0	0	0	0	0	1,600,000	1,650,368	1,400,000	1,444,072	4,000,000	4,125,920
Prince William Cnty., VA IDA Residential Care Facs. RRB, First Mtge. Westminster Lake:
4.75%, 01/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	501,380	500,000	501,380
5.125%, 01/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,500,000	3,559,500	3,500,000	3,559,500
St. John's Cnty., FL IDA Hlth. Care RRB, Glenmoor Proj., Ser. B, 4.75%, 01/01/2041	1,000,000	991,850	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	991,850
St. John's Cnty., FL IDA RB, Presbyterian Retirement, Ser. A, 5.85%, 08/01/2024	3,385,000	3,636,303	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,385,000	3,636,303
Suffolk, VA IDA Retirement Facs. RRB:
First Mtge. Lake Prince Ctr.:
4.75%, 09/01/2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	501,385	500,000	501,385
5.15%, 09/01/2024	0	0	0	0	0	0	725,000	735,868	0	0	0	0	0	0	725,000	735,868	725,000	735,868	2,175,000	2,207,604
5.30%, 09/01/2031	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,042,060	2,000,000	2,042,060
Lake Prince Ctr., 4.70%, 09/01/2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	700,000	700,756	0	0	700,000	700,756
Tarrant Cnty., TX Cultural Ed. Facs. Fin. Corp. RB:
Air Force Vlg. Obl. Group, 5.00%, 05/15/2017	1,400,000	1,436,414	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,400,000	1,436,414
Northwest Sr. Hsg. Edgemere Proj.:
6.00%, 11/15/2026	4,500,000	4,821,660	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,500,000	4,821,660
6.00%, 11/15/2036	6,500,000	6,923,345	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,500,000	6,923,345
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A, 6.30%, 03/01/2033, (Insd. by ACA)	3,500,000	3,675,525	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,500,000	3,675,525
Washington Hsg. Fin. Commission RB, Skyline at First Hill Proj., Ser. A:
5.625%, 01/01/2027	7,500,000	7,725,825	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,500,000	7,725,825
5.625%, 01/01/2038	4,100,000	4,167,199	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,100,000	4,167,199
Winchester, VA IDA Hosp. RRB, Winchester Med. Ctr., Inc., 5.50%, 01/01/2015, (Insd. by AMBAC)	5,500,000	6,001,050	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,500,000	6,001,050

		81,602,610		2,966,609		0		11,234,641		4,307,574		12,911,007		0		8,148,449		30,841,304		152,012,194

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

EDUCATION 9.7%
Alabama Pub. Sch. & College Auth. RB:
Ser. A, 5.00%, 02/01/2012	0	0	1,165,000	1,208,734	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,165,000	1,208,734
Ser. C, 5.00%, 05/01/2012, (Insd. by FSA)	0	0	1,000,000	1,044,610	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,044,610
Allegheny Cnty., PA Higher Ed. Bldg. Auth. RB, Duquesne Univ., Ser. B, 5.00%, 03/01/2019, (Insd. by XL Capital Assurance, Inc.)	1,510,000	1,601,914	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,510,000	1,601,914
Annapolis, MD EDRRB, St. John's College Facs., 5.50%, 10/01/2018	0	0	0	0	0	0	0	0	1,230,000	1,257,675	0	0	0	0	0	0	0	0	1,230,000	1,257,675
Athens, GA Hsg. Auth. Student Hsg. Lease RB, Univ. of Georgia East Campus, 5.25%, 12/01/2020, (Insd. by AMBAC)	1,315,000	1,382,841	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,315,000	1,382,841
Atlanta, GA Dev. Auth. RB, TUFF, Advanced Tech. Dev. Ctr. Proj., Ser. A, 5.625%, 07/01/2018	0	0	0	0	0	0	2,640,000	2,784,540	0	0	0	0	0	0	0	0	0	0	2,640,000	2,784,540
Atlanta, GA Urban Residential Fin. Auth. RRB, Morehouse College Proj., 5.70%, 12/01/2010, (Insd. by MBIA)	0	0	0	0	0	0	510,000	514,774	0	0	0	0	0	0	0	0	0	0	510,000	514,774
Barnesville-Lamar Cnty., GA IDA Student Hsg. Facs. RB, Gordon College Properties, Ser. A, 5.00%, 08/01/2025	0	0	0	0	0	0	2,000,000	2,061,800	0	0	0	0	0	0	0	0	0	0	2,000,000	2,061,800
Boulder Cnty., CO Dev. RB, Atmospheric Research, 5.00%, 09/01/2027, (Insd. by MBIA)	1,880,000	1,946,496	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,880,000	1,946,496
Calcasieu Parish, LA Pub. Trust Auth. Student Lease RB, McNeese Student Hsg. Proj., 5.25%, 05/01/2033, (Insd. by MBIA)	1,295,000	1,345,466	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,295,000	1,345,466
California Dev. Auth. RRB, Thomas Jefferson Sch. of Law, Ser. B, 4.875%, 10/01/2031	500,000	505,255	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	505,255
California Edl. Facs. Auth. RRB, Santa Clara Univ., 5.00%, 09/01/2023, (Insd. by MBIA)	1,000,000	1,088,530	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,088,530
Charleston, SC Edl. Excellence Fin. Corp. RB, Charleston Cnty. Sch. Dist. Proj.:
5.00%, 12/01/2023	9,105,000	9,482,402	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9,105,000	9,482,402
5.00%, 12/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,580,000	10,985,320	0	0	10,580,000	10,985,320
5.25%, 12/01/2025 ‡	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,874,200	0	0	10,000,000	10,874,200
Cherokee Cnty., SC Scago Edl. Facs. Corp. RRB, Cherokee Sch. Dist. No. 1, Ser. B, 5.00%, 12/01/2026, (Insd. by FSA)	2,295,000	2,403,370	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,295,000	2,403,370
Clemson Univ., South Carolina RB, 6.00%, 05/01/2012, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	540,000	567,146	0	0	540,000	567,146
Colorado Edl. & Cultural Facs. Auth. RB, Regis Univ. Proj., 5.00%, 06/01/2024, (Insd. by Radian Group, Inc.)	1,695,000	1,743,358	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,695,000	1,743,358
Colorado Edl. & Cultural Facs. Auth. RRB, University of Denver Proj., Ser. B, 5.25%, 03/01/2023, (Insd. by FGIC)	1,620,000	1,745,825	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,620,000	1,745,825
Colorado Springs, CO RRB, Colorado College Proj., 5.00%, 06/01/2023	1,085,000	1,135,952	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,085,000	1,135,952
Connecticut Hlth. & Edl. Facs. Auth. RB:
Ser. A:
6.375%, 07/01/2016	0	0	0	0	60,000	64,878	0	0	0	0	0	0	0	0	0	0	0	0	60,000	64,878
6.375%, 07/01/2016	0	0	0	0	900,000	966,915	0	0	0	0	0	0	0	0	0	0	0	0	900,000	966,915
Univ. of Hartford:
Ser. E, 5.00%, 07/01/2013	0	0	0	0	1,000,000	1,047,990	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,047,990
Ser. G, 5.25%, 07/01/2026	0	0	0	0	1,000,000	1,065,360	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,065,360
Westover Sch., Ser. A, 6.00%, 07/01/2017	0	0	0	0	1,505,000	1,594,186	0	0	0	0	0	0	0	0	0	0	0	0	1,505,000	1,594,186
Yale Univ., Ser. W, 5.125%, 07/01/2027	2,700,000	2,756,781	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,700,000	2,756,781
Conway, AR Pub. Facs. Board Capital Impt. RRB, Hendrix College Proj., Ser. A, 5.00%, 10/01/2026	1,000,000	1,024,840	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,024,840
Dorchester Cnty., SC Sch. Dist. No. 2 Installment Purchase RB, 5.00%, 12/01/2030	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,530,000	8,850,046	0	0	8,530,000	8,850,046
Dorchester Cnty., SC Sch. Dist. No. 2 Installment Purchase RRB, Growth Remedy Opportunity Tax Hike, 5.25%, 12/01/2029	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,099,780	0	0	2,000,000	2,099,780
Fulton Cnty., GA Dev. Auth. RB:
Georgia Tech Foundation SAC II Proj., Ser. A:
5.75%, 11/01/2013	0	0	0	0	0	0	1,200,000	1,288,728	0	0	0	0	0	0	0	0	0	0	1,200,000	1,288,728
5.75%, 11/01/2017	0	0	0	0	0	0	1,950,000	2,090,907	0	0	0	0	0	0	0	0	0	0	1,950,000	2,090,907
TUFF, Morehouse College Proj., Ser. A, 5.50%, 02/01/2022, (Insd. by AMBAC)	0	0	0	0	0	0	1,000,000	1,061,040	0	0	0	0	0	0	0	0	0	0	1,000,000	1,061,040
Gainesville, GA Redev. Auth. Edl. Facs. RRB, Riverside Military Academy Proj.:
5.125%, 03/01/2027	0	0	0	0	0	0	3,500,000	3,564,260	0	0	0	0	0	0	0	0	0	0	3,500,000	3,564,260
5.125%, 03/01/2037	1,500,000	1,521,150	0	0	0	0	1,000,000	1,014,100	0	0	0	0	0	0	0	0	0	0	2,500,000	2,535,250
Georgia Private Colleges & Univ. Auth. RB, Mercer Univ. Proj., 5.75%, 10/01/2021	0	0	0	0	0	0	500,000	543,935	0	0	0	0	0	0	0	0	0	0	500,000	543,935
Georgia Private Colleges & Univ. Auth. RRB, Mercer Univ. Proj., Ser. A, 5.25%, 10/01/2020	0	0	0	0	0	0	1,000,000	1,018,130	0	0	0	0	0	0	0	0	0	0	1,000,000	1,018,130
Greenville Cnty., SC Sch. Dist. Installment Purchase RB, Building Equity Sooner for Tomorrow, 5.25%, 12/01/2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,053,380	0	0	1,000,000	1,053,380
Jackson Township, NJ Sch. Dist. RRB, 5.00%, 06/15/2024	0	0	0	0	0	0	0	0	0	0	5,665,000	6,029,146	0	0	0	0	0	0	5,665,000	6,029,146
Kershaw Cnty., SC Pub. Sch. Dist. Installment Purchase Proj. RB:
5.00%, 12/01/2024, (Insd. by CIFG IXIS Finl. Guaranty)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,415,000	7,769,140	0	0	7,415,000	7,769,140
5.00%, 12/01/2026, (Insd. by CIFG IXIS Finl. Guaranty)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,420,000	3,572,532	0	0	3,420,000	3,572,532
Lancaster, SC Edl. Assistance Program RB, Sch. Dist. Proj., 5.00%, 12/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,000,000	8,201,040	0	0	8,000,000	8,201,040
Latrobe, PA IDA College RB, St. Vincent College Proj., 5.35%, 05/01/2015	1,165,000	1,210,913	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,165,000	1,210,913
Laurens Cnty., SC Sch. Dist. No. 55 Installment Purchase RB:
5.25%, 12/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,150,990	0	0	3,000,000	3,150,990
5.25%, 12/01/2030	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,500,000	3,673,635	0	0	3,500,000	3,673,635
Lexington Cnty., SC Sch. Facs. RB, Sch. Dist. No. 1, 5.25%, 12/01/2027	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,470,000	1,543,985	1,470,000	1,543,985
Lexington Cnty., SC One Sch. Facs. Corp. Installment Purchase RB, Lexington Cnty. Sch. Dist. No. 1:
5.00%, 12/01/2027	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,320,000	3,444,566	0	0	3,320,000	3,444,566
5.25%, 12/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,110,000	2,214,677	0	0	2,110,000	2,214,677
5.25%, 12/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,340,000	2,456,087	0	0	2,340,000	2,456,087
Maryland Econ. Dev. Corp. RB, Univ. of Maryland College Park Proj.:
5.375%, 07/01/2016	0	0	0	0	0	0	0	0	1,130,000	1,194,060	0	0	0	0	0	0	0	0	1,130,000	1,194,060
6.00%, 06/01/2021	0	0	0	0	0	0	0	0	1,000,000	1,113,080	0	0	0	0	0	0	0	0	1,000,000	1,113,080
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Board of Child Care:
5.50%, 07/01/2013	0	0	0	0	0	0	0	0	550,000	583,434	0	0	0	0	0	0	0	0	550,000	583,434
5.625%, 07/01/2020	0	0	0	0	0	0	0	0	680,000	716,598	0	0	0	0	0	0	0	0	680,000	716,598
5.625%, 07/01/2022	0	0	0	0	0	0	0	0	280,000	294,938	0	0	0	0	0	0	0	0	280,000	294,938
Goucher College, 5.375%, 07/01/2025	0	0	0	0	0	0	0	0	1,450,000	1,541,524	0	0	0	0	0	0	0	0	1,450,000	1,541,524
Johns Hopkins Univ., Ser. A:
5.00%, 07/01/2033	1,000,000	1,038,610	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,038,610
5.00%, 07/01/2038	0	0	0	0	0	0	0	0	500,000	517,455	0	0	0	0	0	0	0	0	500,000	517,455
Loyola College, Ser. A, 5.125%, 10/01/2045	0	0	0	0	0	0	0	0	1,575,000	1,634,913	0	0	0	0	0	0	0	0	1,575,000	1,634,913
Maryland Institute College of Art, 5.50%, 06/01/2021	0	0	0	0	0	0	0	0	530,000	549,011	0	0	0	0	0	0	0	0	530,000	549,011
Washington Christian Academy, 5.50%, 07/01/2038	0	0	0	0	0	0	0	0	1,200,000	1,222,308	0	0	0	0	0	0	0	0	1,200,000	1,222,308
Maryland Indl. Dev. Fin. Auth. EDRB, Our Lady of Good Counsel Sch., Ser. A:
5.50%, 05/01/2020	0	0	0	0	0	0	0	0	840,000	883,966	0	0	0	0	0	0	0	0	840,000	883,966
6.00%, 05/01/2035	0	0	0	0	0	0	0	0	1,000,000	1,070,740	0	0	0	0	0	0	0	0	1,000,000	1,070,740
Mercer Cnty., NJ Impt. Auth. RB Sch. Dist. Proj.:
5.25%, 01/15/2021	0	0	0	0	0	0	0	0	0	0	1,320,000	1,396,151	0	0	0	0	0	0	1,320,000	1,396,151
5.25%, 01/15/2022	0	0	0	0	0	0	0	0	0	0	1,000,000	1,055,630	0	0	0	0	0	0	1,000,000	1,055,630
Mercer Cnty., NJ Impt. Auth. RRB, Spl. Svcs. Sch. Dist., Ser. A, 5.95%, 12/15/2012	0	0	0	0	0	0	0	0	0	0	500,000	546,730	0	0	0	0	0	0	500,000	546,730
Minnesota Higher Ed. Facs. Auth. RRB, St. Thomas Univ., Ser. 6-I, 5.00%, 04/01/2023	1,000,000	1,041,230	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,041,230
New Jersey Edl. Facs. Auth. RB:
Kean Univ., Ser. D:
5.25%, 07/01/2019	0	0	0	0	0	0	0	0	0	0	1,000,000	1,073,570	0	0	0	0	0	0	1,000,000	1,073,570
5.25%, 07/01/2020	0	0	0	0	0	0	0	0	0	0	1,000,000	1,073,570	0	0	0	0	0	0	1,000,000	1,073,570
Ser. A, 5.25%, 09/01/2018, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	3,895,000	4,149,811	0	0	0	0	0	0	3,895,000	4,149,811
New Jersey EDRB, Sch. Facs. Construction Proj., Ser. O, 5.25%, 03/01/2022	0	0	0	0	0	0	0	0	0	0	5,000,000	5,357,550	0	0	0	0	0	0	5,000,000	5,357,550
New York Dorm. Auth. RB, Univ. of Rochester, Ser. A-1, 5.00%, 07/01/2022	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,056,080	0	0	0	0	1,000,000	1,056,080
Newberry Cnty., SC RB, Sch. Dist. Proj., 5.25%, 12/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,055,450	0	0	1,000,000	1,055,450
Newberry Cnty., SC Sch. Dist. RB, Investing in Children's Ed. Proj.:
5.00%, 12/01/2030	1,000,000	1,025,050	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,050,100	0	0	3,000,000	3,075,150
5.25%, 12/01/2025	2,000,000	2,094,900	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,094,900
Newberry, SC Investing in Children's Ed. Installment Purchase RB, Newberry Cnty. Sch. Dist. Proj., 5.25%, 12/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,855,000	1,945,691	0	0	1,855,000	1,945,691
Rhode Island Hlth. & Edl. Bldg. Corp. RB, Higher Ed. Facs., Salve Regina Univ., 5.125%, 03/15/2032, (Insd. by Radian Group, Inc.)	1,500,000	1,547,415	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,547,415
Richland Cnty., SC Edl. Facs. RB, Benedict College Proj., 6.25%, 07/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,190,000	1,261,424	0	0	1,190,000	1,261,424
Richmond, VA IDA Student Hsg. RB, Univ. Real Estate Foundation, 5.45%, 01/01/2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,750,000	1,844,482	1,750,000	1,844,482
San Leanna, TX Ed. Facs. Corp. RRB, Saint Edwards Univ. Proj.:
5.125%, 06/01/2022 #	1,735,000	1,787,414	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,735,000	1,787,414
5.125%, 06/01/2023 #	1,000,000	1,028,620	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,028,620
5.125%, 06/01/2024 #	1,000,000	1,026,220	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,026,220
Spartanburg Cnty., SC Sch. Dist. No. 1 GO:
5.00%, 03/01/2027, (Insd. by FSA & South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,270,000	5,552,894	0	0	5,270,000	5,552,894
5.00%, 03/01/2030, (Insd. by FSA & South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,156,330	0	0	3,000,000	3,156,330
St. Mary's College, Maryland Academic & Auxiliary Fee RB, 5.00%, 09/01/2023	0	0	0	0	0	0	0	0	1,045,000	1,103,457	0	0	0	0	0	0	0	0	1,045,000	1,103,457
St. Joseph Cnty., IN Edl. Facs. RB, Univ. of Notre Dame du Lac Proj., 6.50%, 03/01/2026	1,640,000	2,086,260	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,640,000	2,086,260
Troy, AL Pub. Edl. Bldg. Auth. RB, Troy Univ. Hsg. Proj., Ser. A, 5.00%, 09/01/2026	0	0	1,000,000	1,049,780	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,049,780
Troy, NY IDA Civic Facs. RRB, Rensselaer Polytechnic Institute, Ser. A:
5.50%, 09/01/2012	0	0	0	0	0	0	0	0	0	0	0	0	1,145,000	1,227,383	0	0	0	0	1,145,000	1,227,383
5.50%, 09/01/2013	0	0	0	0	0	0	0	0	0	0	0	0	1,100,000	1,177,528	0	0	0	0	1,100,000	1,177,528
5.50%, 09/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	620,000	664,001	0	0	0	0	620,000	664,001
Tulsa, OK Indl. Auth. Student Hsg. RB, Univ. of Tulsa:
5.25%, 10/01/2021	4,055,000	4,300,328	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,055,000	4,300,328
5.25%, 10/01/2026	1,135,000	1,199,218	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,135,000	1,199,218
University of Arkansas RB, Univ. of Arkansas for Med. Sciences Campus, 5.00%, 03/01/2025, (Insd. by FGIC)	1,000,000	1,049,050	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,049,050
University of Colorado Enterprise Sys. RRB, 5.00%, 06/01/2033, (Insd. by FGIC)	1,250,000	1,306,975	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,306,975
University of Maryland Sys. Auxiliary Facs. & Tuition RRB, Ser. A, 5.00%, 04/01/2014	0	0	0	0	0	0	0	0	1,000,000	1,065,070	0	0	0	0	0	0	0	0	1,000,000	1,065,070
University of Missouri, Board of Curators Sys. Facs. RB, Ser. A, 5.00%, 11/01/2021	1,000,000	1,046,850	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,046,850
University of New Mexico RB, Hosp. Mtge., 5.00%, 07/01/2021, (Insd. by FHA & FSA)	3,835,000	4,011,602	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,835,000	4,011,602
University of South Alabama Capital Impt. Proj. RRB, 5.00%, 03/15/2023, (Insd. by FGIC)	0	0	1,000,000	1,044,960	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,044,960
University of South Carolina Athletic Facs. RB:
5.50%, 05/01/2018, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,387,399	0	0	1,300,000	1,387,399
5.50%, 05/01/2020, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,425,000	1,520,803	0	0	1,425,000	1,520,803
Virginia College Bldg. Auth. Edl. Facs. RB:
21st Century College Program, Ser. A, 5.25%, 02/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,920,000	4,147,007	3,920,000	4,147,007
Pub. Higher Ed. Fin. Program, Ser. A:
5.00%, 09/01/2023	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,165,690	3,000,000	3,165,690
5.00%, 09/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,269,000	5,000,000	5,269,000
Washington & Lee Univ. Proj.:
5.25%, 01/01/2026, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,115,000	3,484,408	3,115,000	3,484,408
5.25%, 01/01/2031, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,100,000	5,777,025	5,100,000	5,777,025
Virginia College Bldg. Auth. Edl. Facs. RRB, Hampton Univ. Proj., 5.00%, 04/01/2018	1,300,000	1,320,137	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,320,137
Virginia Pub. Sch. Auth. RB, Sch. Fin. Auth., Ser. A:
5.00%, 08/01/2013	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,314,463	1,250,000	1,314,463
5.25%, 08/01/2017 #	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,304,770	3,000,000	3,304,770
Washington State Univ. RRB, Hsg. & Dining Sys., 5.00%, 10/01/2019, (Insd. by FSA)	1,000,000	1,029,290	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,029,290

		58,834,262		4,348,084		4,739,329		15,942,214		14,748,229		20,682,158		4,124,992		86,842,630		29,850,830		240,112,728

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

ELECTRIC REVENUE 2.8%
Commonwealth of Puerto Rico Elec. Power Auth. RB, Ser. TT, 5.00%, 07/01/2023	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,225,450	5,000,000	5,225,450
Connecticut Dev. Auth. PCRB, Light & Power Facs., 5.85%, 09/01/2028 ##	0	0	0	0	1,000,000	1,039,850	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,039,850
Coweta Cnty., GA Dev. Auth. PCRRB, Georgia Power Co. Plant Yates Proj., 4.35%, 09/01/2018, (Insd. by AMBAC)	0	0	0	0	0	0	2,000,000	2,004,840	0	0	0	0	0	0	0	0	0	0	2,000,000	2,004,840
Georgia Muni. Elec. Auth. Power RB:
Ser. B, 6.25%, 01/01/2017, (Insd. by MBIA)	0	0	0	0	0	0	1,000,000	1,168,060	0	0	0	0	0	0	0	0	0	0	1,000,000	1,168,060
Ser. EE, 7.25%, 01/01/2024, (Insd. by AMBAC)	0	0	0	0	0	0	400,000	537,444	0	0	0	0	0	0	0	0	0	0	400,000	537,444
Georgia Muni. Elec. Auth. Power RRB, Proj. One, Ser. A, 5.25%, 01/01/2013, (Insd. by MBIA)	0	0	0	0	0	0	1,000,000	1,066,080	0	0	0	0	0	0	0	0	0	0	1,000,000	1,066,080
Long Island Power Auth. of New York Elec. Sys. RRB, Ser. E, 5.00%, 12/01/2018, (Insd. by MBIA)	10,000,000	10,703,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,703,100
Monroe Cnty., MI Econ. Dev. Corp. RRB, Detroit Edison Co., Ser. AA, 6.95%, 09/01/2022, (Insd. by FGIC)	10,000,000	12,875,300	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	12,875,300
Puerto Rico Elec. Power Auth. RB:
Ser. NN, 5.50%, 07/01/2018	0	0	0	0	1,500,000	1,633,035	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,633,035
Ser. RR, 5.00%, 07/01/2023	0	0	0	0	2,000,000	2,107,240	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,107,240
Ser. TT, 5.00%, 07/01/2020	0	0	0	0	0	0	0	0	1,000,000	1,051,730	0	0	0	0	0	0	0	0	1,000,000	1,051,730
Ser. TT, 5.00%, 07/01/2022	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,093,480	0	0	2,000,000	2,093,480
Sikeston, MO Elec. RRB, 6.00%, 06/01/2015, (Insd. by MBIA)	500,000	569,795	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	569,795
South Carolina Pub. Svcs. Auth. RB, Ser. A:
5.75%, 01/01/2014, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,638,950	0	0	2,500,000	2,638,950
5.75%, 01/01/2015, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,111,160	0	0	2,000,000	2,111,160
South Carolina Pub. Svcs. Auth. RRB, Ser. A:
5.00%, 01/01/2014, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,016,840	0	0	1,000,000	1,016,840
5.50%, 01/01/2014, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,095,000	4,424,074	0	0	4,095,000	4,424,074
5.50%, 01/01/2018, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,615,000	1,738,580	0	0	1,615,000	1,738,580
5.50%, 01/01/2019, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,185,000	4,505,236	0	0	4,185,000	4,505,236
Western Generation Agcy. of Oregon RRB, Wauna Cogeneration Proj.:
Ser. A, 5.00%, 01/01/2019	1,125,000	1,171,147	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,125,000	1,171,147
Ser. B:
5.00%, 01/01/2012	5,620,000	5,704,750	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,620,000	5,704,750
5.00%, 01/01/2013	2,855,000	2,909,159	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,855,000	2,909,159
5.00%, 01/01/2014	1,100,000	1,121,571	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,100,000	1,121,571

		35,054,822		0		4,780,125		4,776,424		1,051,730		0		0		18,528,320		5,225,450		69,416,871

GENERAL OBLIGATION - LOCAL 6.2%
ABC Unified Sch. Dist. of California GO, Ser. B, 0.00%, 08/01/2024, (Insd. by FGIC) ¤	1,715,000	794,885	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,715,000	794,885
Adams Cnty., OH Valley Local Sch. Dist. GO, 7.00%, 12/01/2015, (Insd. by MBIA)	2,000,000	2,323,660	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,323,660
Albany Cnty., NY GO, 4.125%, 09/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	2,880,000	2,832,509	0	0	0	0	2,880,000	2,832,509
Anderson Cnty., SC Sch. Dist. No. 2 GO, Ser. B:
6.00%, 03/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,200,000	1,277,760	0	0	1,200,000	1,277,760
6.00%, 03/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,325,000	1,410,860	0	0	1,325,000	1,410,860
Anne Arundel Cnty., MD GO, Cons. Gen. Impt., 5.00%, 03/01/2017	0	0	0	0	0	0	0	0	1,000,000	1,075,220	0	0	0	0	0	0	0	0	1,000,000	1,075,220
Beaufort Cnty., SC GO:
5.00%, 02/01/2013, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,336,686	0	0	1,300,000	1,336,686
5.00%, 02/01/2014, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,028,220	0	0	1,000,000	1,028,220
5.25%, 02/01/2017, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,160,000	1,197,364	0	0	1,160,000	1,197,364
Beaufort Cnty., SC Sch. Dist. GO, Ser. A, 5.00%, 03/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,600,000	1,663,024	0	0	1,600,000	1,663,024
Berkeley Cnty., SC Sch. Dist. GO:
5.50%, 01/15/2014, (Insd. by FSA & South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,570,000	1,686,290	0	0	1,570,000	1,686,290
5.50%, 01/15/2016, (Insd. by FSA & South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,100,000	1,181,477	0	0	1,100,000	1,181,477
5.50%, 01/15/2018, (Insd. by FSA & South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9,715,000	10,434,590	0	0	9,715,000	10,434,590
Bethlehem, NY Central Sch. Dist. GO, 4.00%, 01/15/2018, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	180,000	178,150	0	0	0	0	180,000	178,150
Bridgeport, CT GO:
Ser. A, 5.25%, 09/15/2022	0	0	0	0	1,000,000	1,074,590	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,074,590
Ser. B, 5.00%, 12/01/2018	0	0	0	0	1,500,000	1,607,910	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,607,910
Bristol, VA Util. Sys. GO, 5.50%, 11/01/2018, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,095,000	1,228,930	1,095,000	1,228,930
Brookhaven, NY Open Space Preservation GO, 4.25%, 11/01/2022, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	997,730	0	0	0	0	1,000,000	997,730
Byram Hills, NY Sch. Dist. Refunding GO, Ser. B, 5.00%, 10/15/2019, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	1,880,000	2,052,377	0	0	0	0	1,880,000	2,052,377
Carrollton, TX Farmers Branch Independent Sch. Dist. Refunding GO, 4.50%, 02/15/2019	5,535,000	5,647,748	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,535,000	5,647,748
Cartersville, GA GO, 6.70%, 01/01/2012	0	0	0	0	0	0	120,000	128,155	0	0	0	0	0	0	0	0	0	0	120,000	128,155
Commonwealth of Puerto Rico GO, Ser. B, 5.25%, 07/01/2032	500,000	527,690	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	527,690
El Paso Cnty., CO Sch. Dist. No. 011 GO:
6.50%, 12/01/2012	2,310,000	2,607,297	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,310,000	2,607,297
7.10%, 12/01/2013	2,000,000	2,359,320	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,359,320
El Paso Cnty., CO Sch. Dist. No. 020 GO, 5.50%, 12/15/2023, (Insd. by FGIC)	1,000,000	1,081,360	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,081,360
Essex Cnty., NJ Impt. Auth. GO, Ser. A, 5.80%, 11/01/2007	0	0	0	0	0	0	0	0	0	0	500,000	504,090	0	0	0	0	0	0	500,000	504,090
Foothill-De Anza, CA Cmnty. College Dist. GO, Ser. A, 5.00%, 08/01/2017, (Insd. by AMBAC)	5,000,000	5,348,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,348,100
Forsyth Cnty., GA Sch. Dist. GO, 6.75%, 07/01/2016	0	0	0	0	0	0	2,000,000	2,348,380	0	0	0	0	0	0	0	0	0	0	2,000,000	2,348,380
Frederick Cnty., MD Pub. Facs. GO, 5.00%, 12/01/2015	0	0	0	0	0	0	0	0	500,000	524,040	0	0	0	0	0	0	0	0	500,000	524,040
Gloucester Township, NJ GO, 5.45%, 07/15/2007, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	500,000	501,070	0	0	0	0	0	0	500,000	501,070
Greenville Cnty., SC GO, Library Proj.:
5.35%, 04/01/2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	980,000	1,028,118	0	0	980,000	1,028,118
5.50%, 04/01/2025	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,700,000	2,843,343	0	0	2,700,000	2,843,343
Hartford, CT GO, 5.00%, 07/15/2022	0	0	0	0	1,300,000	1,381,120	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,381,120
Hempstead, NY GO, Ser. A, 5.00%, 03/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	425,000	460,653	0	0	0	0	425,000	460,653
Henry Cnty., GA Sch. Dist. GO:
5.125%, 08/01/2014	0	0	0	0	0	0	1,000,000	1,045,850	0	0	0	0	0	0	0	0	0	0	1,000,000	1,045,850
Ser. A, 6.45%, 08/01/2011	0	0	0	0	0	0	1,000,000	1,058,680	0	0	0	0	0	0	0	0	0	0	1,000,000	1,058,680
Jersey City, NJ Refunding GO, Ser. A, 5.30%, 10/01/2009, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	250,000	254,902	0	0	0	0	0	0	250,000	254,902
Judson, TX Independent Sch. Dist. Refunding GO, Sch. Bldg. Proj.:
5.00%, 02/01/2016, (Gtd. by PSF)	1,000,000	1,067,140	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,067,140
5.00%, 02/01/2018, (Gtd. by PSF)	1,000,000	1,066,160	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,066,160
Lake Placid, NY Central Sch. Dist. Refunding GO:
5.00%, 06/15/2018, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	845,000	922,562	0	0	0	0	845,000	922,562
5.00%, 06/15/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	885,000	968,447	0	0	0	0	885,000	968,447
Lakewood Township, NJ GO, Sch. Dist., 6.25%, 02/15/2012, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	400,000	441,092	0	0	0	0	0	0	400,000	441,092
Lakota, OH Local Sch. Dist. GO, 7.00%, 12/01/2009, (Insd. by AMBAC)	1,740,000	1,869,578	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,740,000	1,869,578
Lamar, TX Cons. Independent Sch. Dist. GO, Schoolhouse Proj.:
5.00%, 02/15/2019, (Gtd. by PSF)	1,000,000	1,063,910	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,063,910
5.00%, 02/15/2020, (Gtd. by PSF)	1,000,000	1,059,890	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,059,890
Larimer Cnty., CO Sch. Dist. No. 1 GO, 7.00%, 12/15/2016, (Insd. by MBIA)	2,250,000	2,676,420	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,250,000	2,676,420
Laurens Cnty., SC Sch. Dist. No. 55 GO, 5.50%, 03/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	530,000	557,321	0	0	530,000	557,321
Lunenburg Cnty., VA GO, Ser. B, 5.50%, 02/01/2019, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	750,000	815,670	750,000	815,670
Middletown Township, NJ GO, 5.20%, 08/01/2007	0	0	0	0	0	0	0	0	0	0	335,000	335,804	0	0	0	0	0	0	335,000	335,804
Milford, CT GO, 5.20%, 01/15/2013	0	0	0	0	500,000	533,030	0	0	0	0	0	0	0	0	0	0	0	0	500,000	533,030
Millbrook, NY Central Sch. Dist. GO, 4.25%, 06/01/2019, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	585,000	588,732	0	0	0	0	585,000	588,732
Millburn Township, NJ GO, Board of Ed., 5.35%, 07/15/2011	0	0	0	0	0	0	0	0	0	0	960,000	1,018,118	0	0	0	0	0	0	960,000	1,018,118
Montgomery Cnty., MD GO, Pub. Impt. Proj., Ser. A, 5.00%, 07/01/2018	0	0	0	0	0	0	0	0	2,500,000	2,671,125	0	0	0	0	0	0	0	0	2,500,000	2,671,125
New Haven, CT GO:
ETM, Ser. C, 5.00%, 11/01/2019, (Insd. by MBIA)	0	0	0	0	5,000	5,301	0	0	0	0	0	0	0	0	0	0	0	0	5,000	5,301
Ser. C, 5.00%, 11/01/2019, (Insd. by MBIA)	0	0	0	0	995,000	1,046,193	0	0	0	0	0	0	0	0	0	0	0	0	995,000	1,046,193
New York, NY GO:
Ser. C-1, 5.00%, 08/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,044,180	0	0	0	0	1,000,000	1,044,180
Ser. G:
5.00%, 12/01/2019	0	0	0	0	0	0	0	0	0	0	0	0	250,000	262,590	0	0	0	0	250,000	262,590
5.00%, 08/01/2020	10,000,000	10,508,800	0	0	0	0	0	0	0	0	0	0	1,500,000	1,576,320	0	0	0	0	11,500,000	12,085,120
5.00%, 12/01/2021	10,000,000	10,473,900	0	0	0	0	0	0	0	0	0	0	1,000,000	1,047,390	0	0	0	0	11,000,000	11,521,290
5.00%, 12/01/2022	5,000,000	5,236,900	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,236,900
Ser. H, 5.00%, 08/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	300,000	313,947	0	0	0	0	300,000	313,947
New York, NY Refunding GO, Ser. D, 5.00%, 02/01/2017	5,000,000	5,330,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,330,400
New York Middle Country Sch. Dist. GO, Ser. A, 4.25%, 08/15/2021, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	500,000	498,915	0	0	0	0	500,000	498,915
Newport News, VA GO, Ser. A, 5.00%, 02/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,056,070	1,000,000	1,056,070
Niagara Falls, NY GO, Pub. Impt. Proj., 7.50%, 03/01/2014, (Insd. by MBIA)	460,000	554,742	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	460,000	554,742
Onondaga Cnty., NY GO, Ser. A, 5.00%, 07/15/2017	0	0	0	0	0	0	0	0	0	0	0	0	1,460,000	1,543,395	0	0	0	0	1,460,000	1,543,395
Orange Cnty., NY Refunding GO, Ser. A:
5.00%, 07/15/2019	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,591,335	0	0	0	0	1,500,000	1,591,335
5.00%, 07/15/2020	0	0	0	0	0	0	0	0	0	0	0	0	500,000	529,025	0	0	0	0	500,000	529,025
5.00%, 07/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	250,000	263,985	0	0	0	0	250,000	263,985
Orangeburg Cnty., SC Sch. Dist. No. 5 GO, 5.25%, 03/01/2017, (Insd. by South Carolina State Dept. of Ed.)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,665,000	1,725,606	0	0	1,665,000	1,725,606
Oyster Bay, NY Pub. Impt. GO:
4.25%, 08/15/2017, (Insd. by CIFG Svcs., Inc.)	0	0	0	0	0	0	0	0	0	0	0	0	650,000	663,702	0	0	0	0	650,000	663,702
4.25%, 08/15/2021, (Insd. by CIFG Svcs., Inc.)	0	0	0	0	0	0	0	0	0	0	0	0	500,000	501,005	0	0	0	0	500,000	501,005
Plainville, CT GO, 5.00%, 12/01/2017	0	0	0	0	500,000	526,255	0	0	0	0	0	0	0	0	0	0	0	0	500,000	526,255
Portsmouth, VA Pub. Impt. Refunding GO:
Ser. A, 5.50%, 06/01/2018, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	415,000	421,640	415,000	421,640
Ser. B, 5.00%, 04/01/2022, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,056,960	1,000,000	1,056,960
Prince George's Cnty., MD GO, Pub. Impt. Proj.:
5.125%, 10/01/2012	0	0	0	0	0	0	0	0	65,000	68,186	0	0	0	0	0	0	0	0	65,000	68,186
5.125%, 10/01/2012	0	0	0	0	0	0	0	0	1,175,000	1,233,997	0	0	0	0	0	0	0	0	1,175,000	1,233,997
5.25%, 10/01/2019	0	0	0	0	0	0	0	0	1,150,000	1,208,133	0	0	0	0	0	0	0	0	1,150,000	1,208,133
Puerto Rico Refunding GO, Pub. Impt.:
Ser. A, 5.50%, 07/01/2018, (Insd. by FGIC)	2,000,000	2,253,020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,253,020
Ser. C, 6.00%, 07/01/2013	1,000,000	1,019,680	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,019,680
Putnam Cnty., NY GO:
4.375%, 01/15/2019	0	0	0	0	0	0	0	0	0	0	0	0	500,000	510,610	0	0	0	0	500,000	510,610
4.375%, 01/15/2020	0	0	0	0	0	0	0	0	0	0	0	0	520,000	528,388	0	0	0	0	520,000	528,388
4.375%, 01/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	545,000	552,210	0	0	0	0	545,000	552,210
Richmond, VA GO:
5.50%, 01/15/2014, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,128,600	2,000,000	2,128,600
5.50%, 01/15/2017, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	531,630	500,000	531,630
Seattle, WA Refunding GO, 5.00%, 08/01/2021	2,000,000	2,112,360	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,112,360
Spartanburg Cnty., SC GO:
5.375%, 04/01/2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,049,760	0	0	1,000,000	1,049,760
5.375%, 04/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,005,000	1,055,009	0	0	1,005,000	1,055,009
Stafford Cnty., VA Refunding GO, 5.50%, 01/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,100,000	1,168,431	1,100,000	1,168,431
Staunton, VA GO, 6.25%, 02/01/2034, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,330,000	2,653,334	2,330,000	2,653,334
Suffolk Cnty., NY GO, Ser. A, 5.00%, 05/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,195,090	0	0	0	0	3,000,000	3,195,090
Toms River, NJ GO, Board of Ed. Sch. Bond Reserve Act, 5.75%, 07/15/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	1,095,000	1,097,508	0	0	0	0	0	0	1,095,000	1,097,508
Voorhees Township, NJ GO, 5.95%, 07/15/2007	0	0	0	0	0	0	0	0	0	0	370,000	370,955	0	0	0	0	0	0	370,000	370,955
Washington Township, NJ GO, Board of Ed. Warren Cnty., 7.50%, 04/15/2009	0	0	0	0	0	0	0	0	0	0	130,000	138,532	0	0	0	0	0	0	130,000	138,532

		66,982,960		0		6,174,399		4,581,065		6,780,701		4,662,071		23,623,247		29,475,428		11,061,265		153,341,136

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

GENERAL OBLIGATION - STATE 2.8%
California GO:
5.00%, 10/01/2022	700,000	729,183	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	700,000	729,183
5.50%, 11/01/2033	1,200,000	1,291,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,200,000	1,291,800
California Refunding GO:
4.75%, 09/01/2028	2,485,000	2,520,138	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,485,000	2,520,138
5.00%, 08/01/2019	5,000,000	5,296,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,296,100
Commonwealth of Puerto Rico GO:
6.50%, 07/01/2008, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	1,115,000	1,147,569	0	0	0	0	0	0	1,115,000	1,147,569
6.50%, 07/01/2014, (Insd. by MBIA)	0	0	0	0	2,000,000	2,315,040	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,315,040
Commonwealth of Puerto Rico Pub. Impt. GO, Ser. A, 6.25%, 07/01/2013, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,200,000	1,352,052	1,200,000	1,352,052
Commonwealth of Puerto Rico Pub. Impt. Refunding GO, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	7,800,000	8,683,506	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,800,000	8,683,506
Connecticut GO:
Ser. C, 5.00%, 06/01/2022	0	0	0	0	2,000,000	2,125,060	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,125,060
Ser. E, 5.125%, 11/15/2015	0	0	0	0	1,000,000	1,049,220	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,049,220
Ser. F, 5.25%, 10/15/2021	0	0	0	0	1,000,000	1,075,470	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,075,470
District of Columbia GO, 5.50%, 07/01/2019, (Insd. by FSA)	1,665,000	1,772,492	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,665,000	1,772,492
Florida Board of Ed. GO, Pub. Ed. Capital Outlay Proj., Ser. A, 5.00%, 06/01/2017	8,250,000	8,876,588	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,250,000	8,876,588
Georgia GO, Ser. A, 6.00%, 04/01/2015	0	0	0	0	0	0	1,780,000	2,033,347	0	0	0	0	0	0	0	0	0	0	1,780,000	2,033,347
Illinois GO, 5.70%, 07/01/2014, (Insd. by FGIC)	4,850,000	4,856,887	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,850,000	4,856,887
New Jersey GO:
5.00%, 07/01/2025	0	0	0	0	0	0	0	0	0	0	2,080,000	2,205,029	0	0	0	0	0	0	2,080,000	2,205,029
Ser. E, 6.00%, 07/15/2009	0	0	0	0	0	0	0	0	0	0	6,500,000	6,792,630	0	0	0	0	0	0	6,500,000	6,792,630
Ser. F, 5.50%, 08/01/2011	0	0	0	0	0	0	0	0	0	0	3,000,000	3,191,100	0	0	0	0	0	0	3,000,000	3,191,100
New York GO, Ser. A:
4.50%, 03/15/2019	0	0	0	0	0	0	0	0	0	0	0	0	500,000	510,785	0	0	0	0	500,000	510,785
4.50%, 03/15/2020	0	0	0	0	0	0	0	0	0	0	0	0	530,000	538,676	0	0	0	0	530,000	538,676
5.00%, 03/01/2019	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,071,510	0	0	0	0	1,000,000	1,071,510
5.00%, 08/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,048,420	0	0	0	0	1,000,000	1,048,420
Pennsylvania GO, Second Ser., 5.00%, 01/01/2018	2,500,000	2,666,925	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,666,925
Puerto Rico GO, 5.65%, 07/01/2015, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,102,320	0	0	1,000,000	1,102,320
Puerto Rico Pub. Impt. Refunding GO, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA)	0	0	1,020,000	1,135,535	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,020,000	1,135,535
Texas GO:
College Student Loan, 5.25%, 08/01/2013	1,225,000	1,299,639	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,225,000	1,299,639
Veteran's Hsg. Assistance Program, Ser. A, 5.65%, 12/01/2017	1,000,000	1,020,490	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,020,490
Washington GO, Ser. A, 6.75%, 02/01/2015	1,000,000	1,137,140	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,137,140

		40,150,888		1,135,535		6,564,790		2,033,347		0		13,336,328		3,169,391		1,102,320		1,352,052		68,844,651

HOSPITAL 15.9%
Alabama Hlth. Care Facs. RB, DCH Hlth. Care Auth., 5.125%, 06/01/2036	0	0	2,500,000	2,566,175	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,566,175
Alachua Cnty., FL Hlth. Facs. Auth. RB, Shands Teaching Hosp., Ser. A, 6.25%, 12/01/2016, (Insd. by MBIA)	4,000,000	4,566,320	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,566,320
Arlington Cnty., VA IDA Facs. RB, Virginia Hosp. Ctr. Arlington Hlth. Sys., 5.50%, 07/01/2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,410,000	1,488,354	1,410,000	1,488,354
Baltimore Cnty., MD RB, Catholic Hlth. Initiatives, Ser. A, 5.00%, 09/01/2036	0	0	0	0	0	0	0	0	1,500,000	1,544,685	5,000,000	5,148,950	0	0	0	0	0	0	6,500,000	6,693,635
Birmingham, AL Spl. Care Facs. Fin. Auth. RB, Baptist Hlth. Sys., Inc., Ser. A, 5.25%, 11/15/2020	5,000,000	5,151,250	1,000,000	1,030,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,000,000	6,181,500
Brunswick & Glynn Cnty., GA Mem. Hosp. Auth. RB, 2005 Anticipation Cert., Southeast Georgia Hlth. Sys. Proj., 6.00%, 08/01/2016, (Insd. by MBI	0	0	0	0	0	0	510,000	520,996	0	0	0	0	0	0	0	0	0	0	510,000	520,996
California CDA RRB, Daughters of Charity, Ser. H, 5.25%, 07/01/2025	990,000	1,019,512	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	990,000	1,019,512
Camden Cnty., NJ Impt. Auth. Hlth. Care RB:
Cooper Hlth. Sys. Obl. Group A, 5.25%, 02/15/2020	0	0	0	0	0	0	0	0	0	0	5,000,000	5,182,250	0	0	0	0	0	0	5,000,000	5,182,250
Cooper Hlth. Sys. Obl. Group B, 5.25%, 02/15/2027	0	0	0	0	0	0	0	0	0	0	2,500,000	2,576,425	0	0	0	0	0	0	2,500,000	2,576,425
Chatham Cnty., GA Hosp. Auth. RB, Mem. Hlth. Med. Ctr., Ser. A, 6.125%, 01/01/2024	1,000,000	1,065,020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,065,020
Cherokee Nation of Oklahoma Hlth. Care Sys. RB, Ser. 2006:
4.10%, 12/01/2011, (Insd. by ACA) 144A	1,220,000	1,215,864	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,220,000	1,215,864
4.30%, 12/01/2016, (Insd. by ACA) 144A	2,150,000	2,106,334	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,150,000	2,106,334
4.60%, 12/01/2021, (Insd. by ACA) 144A	2,900,000	2,872,160	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,900,000	2,872,160
Coffee Cnty., GA Hosp. Auth. RRB, Coffee Regl. Med. Ctr. Proj.:
5.00%, 12/01/2026	0	0	0	0	0	0	2,900,000	2,932,538	0	0	0	0	0	0	0	0	0	0	2,900,000	2,932,538
5.25%, 12/01/2022	0	0	0	0	0	0	3,690,000	3,807,637	0	0	0	0	0	0	0	0	0	0	3,690,000	3,807,637
Colorado Hlth. Facs. Auth. RB:
Evangelical Lutheran Proj.:
5.25%, 06/01/2036	1,000,000	1,029,630	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,029,630
Ser. A, 5.25%, 06/01/2034	1,300,000	1,332,110	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,332,110
Vail Valley Med. Ctr. Proj., 5.75%, 01/15/2022	1,770,000	1,852,287	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,770,000	1,852,287
Colorado Hlth. Facs. Auth. RRB:
Adventist Hlth. Sunbelt, Ser. D:
5.25%, 11/15/2027	12,000,000	12,554,880	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,000,000	12,554,880
5.25%, 11/15/2035	7,000,000	7,280,210	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,000,000	7,280,210
Evangelical Lutheran Hlth. Facs., 5.25%, 06/01/2023	1,000,000	1,037,760	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,037,760
Connecticut Hlth. & Edl. Facs. Auth. RB:
Children's Med. Ctr., Ser. B, 5.00%, 07/01/2021	0	0	0	0	1,000,000	1,052,920	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,052,920
St. Francis Hosp. & Med. Ctr., Ser. D, 5.375%, 07/01/2013	0	0	0	0	1,000,000	1,066,070	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,066,070
Stamford Hosp., Ser. F, 5.25%, 07/01/2011	0	0	0	0	1,000,000	1,013,510	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,013,510
William W. Backus Hosp., Ser. G:
5.00%, 07/01/2023	0	0	0	0	1,000,000	1,050,120	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,050,120
5.00%, 07/01/2035	0	0	0	0	1,000,000	1,044,560	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,044,560
Yale New Haven Hosp. Proj., Ser. J-1, 5.00%, 07/01/2022	0	0	0	0	1,000,000	1,055,990	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,055,990
Cuyahoga Cnty., OH RRB, Cleveland Clinic Hlth. Sys., Ser. A, 5.50%, 01/01/2029	1,000,000	1,060,850	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,060,850
Delaware Hlth. Facs. Auth. RB, Beebe Med. Ctr. Proj., Ser. A, 5.00%, 06/01/2030	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,009,190	1,000,000	1,009,190
Denver, CO Hlth. & Hosp. Auth. Hlth. Care RRB, Ser. A:
5.00%, 12/01/2016	2,000,000	2,065,680	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,065,680
5.00%, 12/01/2017	3,655,000	3,757,998	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,655,000	3,757,998
5.00%, 12/01/2019	1,030,000	1,052,670	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,030,000	1,052,670
5.00%, 12/01/2020	2,500,000	2,549,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,549,250
Denver, CO Hlth. & Hosp. Auth. RRB, Ser. A, 5.00%, 12/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,075,270	0	0	3,000,000	3,075,270
Escambia Cnty., FL Hlth. Facs. Auth. RB, Ascension Hlth., Ser. C, 5.75%, 11/15/2032	5,000,000	5,381,200	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,381,200
Gainesville & Hall Cnty., GA Hosp. Auth. RB, Anticipation Cert., Northeast Georgia Hlth. Sys., Inc. Proj.:
5.50%, 05/15/2021	0	0	0	0	0	0	500,000	515,910	0	0	0	0	0	0	0	0	0	0	500,000	515,910
6.00%, 05/15/2014, (Insd. by MBIA)	0	0	0	0	0	0	595,000	622,322	0	0	0	0	0	0	0	0	0	0	595,000	622,322
Georgia Med. Ctr. Hosp. Auth. RB, Columbus Regl. Hlth. Care Sys., 6.10%, 08/01/2014, (Insd. by MBIA)	0	0	0	0	0	0	2,000,000	2,121,620	0	0	0	0	0	0	0	0	0	0	2,000,000	2,121,620
Georgia Med. Ctr. Hosp. Auth. RRB, Spring Harbor Green Island Proj., 5.25%, 07/01/2027	0	0	0	0	0	0	2,625,000	2,670,124	0	0	0	0	0	0	0	0	0	0	2,625,000	2,670,124
Greenwood Cnty., SC Hosp. Facs. RB, Self Mem. Hosp., 5.50%, 10/01/2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,260,000	2,354,242	0	0	2,260,000	2,354,242
Halifax, FL Med. Ctr. RRB, Ser. A:
5.00%, 06/01/2038	1,000,000	1,000,720	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,000,720
5.25%, 06/01/2018	2,675,000	2,785,959	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,675,000	2,785,959
5.25%, 06/01/2020	3,000,000	3,106,590	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,106,590
5.25%, 06/01/2021	3,000,000	3,106,590	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,106,590
5.25%, 06/01/2026	1,805,000	1,859,800	0	0	1,000,000	1,030,360	0	0	0	0	0	0	0	0	0	0	0	0	2,805,000	2,890,160

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

Henrico Cnty., VA IDA RRB, Bon Secours Hlth. Sys. Proj., 5.60%, 08/15/2010, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,039,060	2,000,000	2,039,060
Huntsville, AL Hlth. Care Auth. RB:
Ser. A:
FRN, 4.45%, 06/01/2032	0	0	1,000,000	999,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	999,000
5.75%, 06/01/2016	5,730,000	6,135,913	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,730,000	6,135,913
Ser. B, 5.75%, 06/01/2032	0	0	3,020,000	3,287,874	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,020,000	3,287,874
Illinois Hlth. Facs. Auth. RB, Edward Hosp.:
5.50%, 02/15/2013, (Insd. by FSA) ‡	2,685,000	2,841,164	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,685,000	2,841,164
5.50%, 02/15/2014, (Insd. by FSA) ‡	2,830,000	2,990,574	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,830,000	2,990,574
5.50%, 02/15/2015, (Insd. by FSA) ‡	1,735,000	1,829,752	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,735,000	1,829,752
5.50%, 02/15/2016, (Insd. by FSA) ‡	3,150,000	3,332,637	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,150,000	3,332,637
Indiana Hlth. & Edl. Facs. Fin. Auth. Hosp. RB:
5.00%, 02/15/2020, (Gtd. by Merrill Lynch & Co., Inc.) ‡	3,000,000	3,065,640	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,065,640
5.00%, 02/15/2021, (Gtd. by Merrill Lynch & Co., Inc.) ‡	2,500,000	2,549,325	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,549,325
5.00%, 02/15/2022, (Gtd. by Merrill Lynch & Co., Inc.) ‡	8,750,000	8,916,337	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,750,000	8,916,337
Jacksonville, FL Hlth. Facs. Auth. Hosp. RB, Charity Obl. Group, Ser. C, 5.75%, 08/15/2012	4,300,000	4,515,086	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,300,000	4,515,086
Kent, MI Hosp. Fin. Auth. RB, Metro. Hosp. Proj., Ser. A, 6.25%, 07/01/2040	5,000,000	5,530,150	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,530,150
Lawrence, KS Hosp. RRB, Lawrence Mem. Hosp., 5.125%, 07/01/2036	1,000,000	1,016,290	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,016,290
Lee Cnty., FL Mem. Hlth. Sys. RB, Ser. A, 5.00%, 04/01/2027	4,205,000	4,279,933	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,205,000	4,279,933
Lexington Cnty., SC Hlth. Svcs. Dist., Inc. Hosp. RB, 5.50%, 05/01/2032	0	0	0	0	0	0	1,500,000	1,577,325	0	0	0	0	0	0	4,250,000	4,469,088	0	0	5,750,000	6,046,413
Lexington Cnty., SC Hlth. Svcs. Dist., Inc. Hosp. RRB:
5.50%, 05/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,085,000	2,191,231	0	0	2,085,000	2,191,231
6.00%, 11/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,650,000	7,200,287	0	0	6,650,000	7,200,287
Lorain Cnty., OH Hosp. RRB, Catholic Hlth. Care, Ser. A, 5.75%, 10/01/2018	5,000,000	5,342,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,342,100
Loris, SC Cmnty. Hosp. RRB:
Ser. A, 5.50%, 01/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,020,110	0	0	1,000,000	1,020,110
Ser. B, 5.625%, 01/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,026,820	0	0	1,000,000	1,026,820
Macon-Bibb Cnty., GA Hosp. Auth. RB, Anticipation Cert., The Med. Ctr. of Central Georgia Proj., Ser. A, 5.30%, 08/01/2011, (Insd. by FGIC)	0	0	0	0	0	0	1,000,000	1,045,770	0	0	0	0	0	0	0	0	0	0	1,000,000	1,045,770
Maricopa Cnty., AZ IDA Hlth. Facs. RRB, Catholic Healthcare West, Ser. A:
5.00%, 07/01/2016	4,250,000	4,416,473	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,250,000	4,416,473
5.00%, 07/01/2017	4,000,000	4,147,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,147,400
Marshall Cnty., AL Hlth. Care Auth. RB, Ser. A:
5.75%, 01/01/2015, (Liq.: Merrill Lynch & Co., Inc.)	1,350,000	1,432,445	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,350,000	1,432,445
5.75%, 01/01/2032, (Liq.: Merrill Lynch & Co., Inc.)	1,050,000	1,108,758	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,050,000	1,108,758
6.25%, 01/01/2022, (Liq.: Merrill Lynch & Co., Inc.)	1,000,000	1,078,140	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,078,140
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Carroll Cnty. Gen. Hosp.:
5.75%, 07/01/2022	0	0	0	0	0	0	0	0	0	0	500,000	529,495	0	0	0	0	0	0	500,000	529,495
6.00%, 07/01/2016	0	0	0	0	0	0	0	0	915,000	984,879	0	0	0	0	0	0	0	0	915,000	984,879
6.00%, 07/01/2017	0	0	0	0	0	0	0	0	830,000	891,428	0	0	0	0	0	0	0	0	830,000	891,428
6.00%, 07/01/2020	0	0	0	0	0	0	0	0	1,485,000	1,592,811	0	0	0	0	0	0	0	0	1,485,000	1,592,811
Carroll Hosp. Ctr., 5.00%, 07/01/2036	0	0	0	0	0	0	0	0	0	0	1,250,000	1,262,675	0	0	0	0	0	0	1,250,000	1,262,675
Catholic Hlth. Initiatives, 6.00%, 12/01/2013	0	0	0	0	0	0	0	0	1,200,000	1,269,348	0	0	0	0	0	0	0	0	1,200,000	1,269,348
Lifebridge Hlth., Ser. A, 5.25%, 07/01/2020	0	0	0	0	0	0	0	0	1,000,000	1,046,260	0	0	0	0	0	0	0	0	1,000,000	1,046,260
Peninsula Regl. Med. Ctr., 5.00%, 07/01/2020	0	0	0	0	0	0	0	0	1,700,000	1,761,455	0	0	0	0	0	0	0	0	1,700,000	1,761,455
Union Hosp. of Cecil Cnty.:
4.80%, 07/01/2011	0	0	0	0	0	0	0	0	330,000	334,755	0	0	0	0	0	0	0	0	330,000	334,755
5.00%, 07/01/2035	0	0	0	0	0	0	1,425,000	1,447,672	0	0	0	0	0	0	0	0	0	0	1,425,000	1,447,672
5.00%, 07/01/2040	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,400,000	2,431,752	2,400,000	2,431,752
5.50%, 07/01/2022	0	0	0	0	0	0	0	0	350,000	367,514	0	0	0	0	0	0	0	0	350,000	367,514
5.75%, 07/01/2020	0	0	0	0	0	0	0	0	500,000	532,300	0	0	0	0	0	0	0	0	500,000	532,300
Univ. of Maryland Med. Sys. Proj.:
5.75%, 07/01/2017	0	0	0	0	0	0	0	0	1,300,000	1,380,938	0	0	0	0	0	0	0	0	1,300,000	1,380,938
5.75%, 07/01/2021	0	0	0	0	0	0	0	0	1,000,000	1,053,350	0	0	0	0	0	0	0	0	1,000,000	1,053,350
6.625%, 07/01/2020	0	0	0	0	0	0	0	0	1,000,000	1,089,110	0	0	0	0	0	0	0	0	1,000,000	1,089,110
Ser. A, 5.00%, 07/01/2041	1,000,000	1,013,070	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,013,070
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A:
5.25%, 08/15/2021, (Insd. by FHA & MBIA)	2,625,000	2,786,280	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,122,880	0	0	4,625,000	4,909,160
5.25%, 08/15/2022, (Insd. by FHA & MBIA)	6,030,000	6,388,966	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,030,000	6,388,966
5.25%, 02/15/2024, (Insd. by FHA & MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,915,000	3,082,991	0	0	2,915,000	3,082,991
5.25%, 08/15/2024, (Insd. by FHA & MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,915,000	6,255,881	0	0	5,915,000	6,255,881
Mississippi Hosp. Equipment & Facs. Auth RRB, Baptist Mem. Hlth. Care, Ser. B-1, 5.00%, 09/01/2024	1,000,000	1,019,410	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,019,410
Monroe Cnty., PA Hosp. Auth. RB, Pocono Med. Ctr., 6.00%, 01/01/2043	1,000,000	1,069,160	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,069,160
Montgomery, AL Med. Clinic Board of Hlth. Care Facs. RB, Jackson Hosp. & Clinic:
5.25%, 03/01/2031	0	0	2,000,000	2,036,340	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,036,340
5.25%, 03/01/2036	0	0	1,000,000	1,018,170	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,018,170

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr., 6.25%, 04/01/2020, (Insd. by MBIA)	2,500,000	2,968,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,968,250
New Jersey Hlth. Care Facs. Fin. Auth. RB:
Atlantic Hlth. Sys. Hosp. Corp., Ser. A, 6.00%, 07/01/2011, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	1,345,000	1,451,672	0	0	0	0	0	0	1,345,000	1,451,672
Atlantic City Med. Ctr., Ser. B, 6.00%, 07/01/2012	0	0	0	0	0	0	0	0	0	0	3,000,000	3,207,240	0	0	0	0	0	0	3,000,000	3,207,240
Burdette Tomlin Mem. Hosp., 5.60%, 07/01/2019	0	0	0	0	0	0	0	0	0	0	3,825,000	3,950,957	0	0	0	0	0	0	3,825,000	3,950,957
Jersey City Med. Ctr., 4.80%, 08/01/2021, (Insd. by AMBAC & FHA)	0	0	0	0	0	0	0	0	0	0	920,000	925,778	0	0	0	0	0	0	920,000	925,778
Meridian Hlth. Sys. Obl. Group:
5.50%, 07/01/2010, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	3,750,000	3,908,775	0	0	0	0	0	0	3,750,0 00	3,908,775
5.625%, 07/01/2011, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	6,235,000	6,517,009	0	0	0	0	0	0	6,235,000	6,517,009
St. Joseph's Hosp. & Med. Ctr., 5.70%, 07/01/2011	0	0	0	0	0	0	0	0	0	0	1,000,000	1,017,700	0	0	0	0	0	0	1,000,000	1,017,700
New York Dorm. Auth. RB, Queens Med. Ctr., 4.05%, 08/15/2014	0	0	0	0	0	0	0	0	0	0	0	0	1,135,000	1,134,807	0	0	0	0	1,135,000	1,134,807
Newberry Cnty., SC Spl. Source RRB, Newberry Cnty. Mem. Hosp., 5.25%, 12/01/2029	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,265,000	1,336,890	0	0	1,265,000	1,336,890
North Carolina Med. Care Cmnty. Hlth. Care Facs. RRB, Ser. B, 5.00%, 10/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	620,000	630,397	0	0	620,000	630,397
Orange Cnty., FL Hlth. Facs. Auth. RB:
Orlando Regl. Hlth. Care Sys., Ser. B, 5.125%, 11/15/2039	5,000,000	5,095,150	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,095,150
Ser. 3, 5.50%, 10/01/2008	5,785,000	5,906,601	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,785,000	5,906,601
Orange Cnty., FL Hlth. Facs. Auth. RRB:
Lakeside Alternatives, Inc., 6.50%, 07/01/2013	2,705,000	2,838,194	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,705,000	2,838,194
Orlando Regl. Hlth. Care Sys., Ser. D, 5.75%, 10/01/2012, (Insd. by MBIA)	8,010,000	8,389,994	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,010,000	8,389,994
Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	2,015,000	2,324,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,015,000	2,324,000
Pell City, AL Spl. Care Facs. Fin. Auth. RB, Noland Hlth. Svcs., Inc., Ser. A, 5.25%, 12/01/2027	0	0	2,000,000	2,035,560	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,035,560
Pennsylvania Higher Edl. Facs. Auth. RB, Univ. of Pennsylvania Med. Ctr. Hlth. Sys., Ser. A, 6.00%, 01/15/2022	0	0	0	0	0	0	0	0	2,000,000	2,146,660	2,900,000	3,112,657	0	0	0	0	0	0	4,900,000	5,259,317
Pulaski Cnty., AR Hosp. RB, Arkansas Childrens Hosp. Proj., 5.00%, 03/01/2035, (Insd. by AMBAC)	1,000,000	1,037,640	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,037,640
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	4,950,000	4,950,841	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,950,000	4,950,841
Reno, NV Hlth. Facs. RRB, Catholic Healthcare West, Ser. A, 5.25%, 07/01/2031	10,000,000	10,356,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,356,000
Roanoke, VA IDA Hosp. RB, Carilion Hlth. Sys., Ser. A:
5.50%, 07/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,445,000	3,652,802	3,445,000	3,652,802
5.50%, 07/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,670,000	3,888,805	3,670,000	3,888,805
Salina, KS Hosp. RRB, Salina Regl. Hlth. Proj., 5.00%, 10/01/2036	825,000	833,159	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	825,000	833,159
South Carolina Jobs EDA Hosp. Facs. RB:
Anderson Area Med. Ctr.:
5.50%, 02/01/2011, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	265,000	274,596	0	0	265,000	274,596
5.625%, 02/01/2010, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,050,000	1,090,121	0	0	1,050,000	1,090,121
Georgetown Mem. Hosp., 6.00%, 11/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,600,000	1,686,352	0	0	1,600,000	1,686,352
Palmetto Hlth. Proj., Ser. C, 7.00%, 08/01/2030	825,000	955,845	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	825,000	955,845
Spartanburg Cnty., SC Hlth. Svcs. Dist. RRB:
5.00%, 04/15/2011, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,595,000	2,597,076	0	0	2,595,000	2,597,076
5.50%, 04/15/2015, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,003,270	0	0	3,000,000	3,003,270
5.50%, 04/15/2015, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,035,000	1,100,888	0	0	1,035,000	1,100,888
5.50%, 04/15/2017, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	530,695	0	0	500,000	530,695
St. Paul, MN Hsg. & Redev. Auth. Hosp. RB, HealthEast Hosp. Proj.:
6.00%, 11/15/2025	0	0	0	0	500,000	544,545	0	0	0	0	0	0	0	0	0	0	0	0	500,000	544,545
6.00%, 11/15/2030	3,980,000	4,346,200	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,638,015	5,480,000	5,984,215
6.00%, 11/15/2035	5,000,000	5,441,850	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,441,850
Steubenville, OH Hosp. Facs. RRB, Trinity Hlth., 6.50%, 10/01/2030	1,750,000	1,868,248	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,750,000	1,868,248
Tarrant Cnty., TX Cultural Ed. Facs. Fin. Corp. RRB, Texas Hlth. Resources, Ser. A:
5.00%, 02/15/2021	5,000,000	5,186,550	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,186,550
5.00%, 02/15/2023	10,000,000	10,301,700	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,301,700
University of Alabama RB, Univ. Hosp., Ser. A, 5.40%, 09/01/2013, (Insd. by MBIA)	0	0	1,000,000	1,056,010	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,056,010
Valdosta & Lowndes Cnty., GA Hosp. Auth. RB, South Georgia Med. Ctr. Proj.:
5.00%, 10/01/2022	0	0	0	0	0	0	1,740,000	1,796,619	0	0	0	0	0	0	0	0	0	0	1,740,000	1,796,619
5.00%, 10/01/2026	0	0	0	0	0	0	1,000,000	1,028,400	0	0	0	0	0	0	0	0	0	0	1,000,000	1,028,400
Virginia Beach, VA IDA RRB, Sentara Hlth. Sys., 5.25%, 11/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,281,350	1,250,000	1,281,350
Ward Cnty., ND Hlth. Care Facs. RB, Trinity Obligated Group, 5.125%, 07/01/2029	3,200,000	3,252,128	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,200,000	3,252,128
Washington Cnty., PA Hosp. Auth. RB, Monongahela Valley Hosp. Proj., 6.25%, 06/01/2022	750,000	811,388	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	750,000	811,388
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	5,000,000	5,332,300	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,332,300
Wisconsin Hlth. & Edl. Facs. Auth. RB, Fort Healthcare, Inc. Proj., 6.10%, 05/01/2034	3,815,000	4,189,404	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,815,000	4,189,404

		234,001,089		14,029,379		7,858,075		20,086,933		15,995,493		38,791,583		1,134,807		45,049,085		17,429,328		394,375,772

HOUSING 6.9%
Alabama Hsg. Fin. Auth. SFHRB, Ser. C, 4.375%, 10/01/2022	0	0	1,000,000	994,970	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	994,970
Atlanta, GA Dev. Auth. Student Hsg. Facs. RB, Georgia State Univ., Piedmont Ellis, LLC Proj., Ser. A, 5.00%, 09/01/2035, (Insd. by XL Capital, Ltd.	0	0	0	0	0	0	11,000,000	11,444,070	0	0	0	0	0	0	0	0	0	0	11,000,000	11,444,070
Atlanta, GA Urban Residential Fin. Auth SFHRB, Ser. A, 4.50%, 12/01/2032	0	0	0	0	0	0	1,883,000	1,872,248	0	0	0	0	0	0	0	0	0	0	1,883,000	1,872,248
Arlington Cnty., VA IDA MHRB, Patrick Henry Apts. Proj., 6.05%, 11/01/2032, (Insd. by FNMA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,865,000	1,947,675	1,865,000	1,947,675
Aurora, CO Hsg. Auth. MHRB, 6th Ave. Proj., Ser. A, 5.70%, 12/01/2018, (LOC: U.S. Bancorp)	2,800,000	2,897,804	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,800,000	2,897,804
Battery Park, NY City Auth. RRB, Ser. A, 5.25%, 11/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,606,020	0	0	0	0	1,500,000	1,606,020
California Hsg. Fin. Agcy. SFHRB, Ser. D:
4.40%, 02/01/2018, (Insd. by FGIC)	2,300,000	2,297,355	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,300,000	2,297,355
4.40%, 08/01/2018, (Insd. by FGIC)	3,310,000	3,302,023	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,310,000	3,302,023
Chicago Heights, IL Residential Mtge. SFHRB, 0.00%, 06/01/2009 ¤	30,000	25,982	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	30,000	25,982
Chicago, IL SFHRB, Ser. B, 6.95%, 09/01/2028, (Insd. by FHLMC, FNMA & GNMA)	55,000	56,328	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	55,000	56,328
Colorado HFA SFHRB:
Sr. Ser. A-1, 7.40%, 11/01/2027	15,000	15,214	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	15,000	15,214
Sr. Ser. D-2, 6.90%, 04/01/2029	515,000	532,386	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	515,000	532,386
Connecticut HFA RB:
Group Home Mtge., Ser. 5, 5.70%, 06/15/2020, (Insd. by AMBAC)	0	0	0	0	315,000	331,361	0	0	0	0	0	0	0	0	0	0	0	0	315,000	331,361
Mtge. Fin. Program:
Ser. D-1, 5.75%, 11/15/2017	0	0	0	0	550,000	568,749	0	0	0	0	0	0	0	0	0	0	0	0	550,000	568,749
Ser. E-2, 4.75%, 11/15/2018	0	0	0	0	2,000,000	2,018,760	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,018,760
Ser. F-1, 5.05%, 11/15/2021	0	0	0	0	995,000	1,013,000	0	0	0	0	0	0	0	0	0	0	0	0	995,000	1,013,000
Ser. G-2, 4.55%, 11/15/2018	0	0	0	0	500,000	500,085	0	0	0	0	0	0	0	0	0	0	0	0	500,000	500,085
Spl. Needs Mtge., Ser. 2, 5.25%, 06/15/2022	0	0	0	0	2,000,000	2,089,260	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,089,260
Delaware Hsg. Auth. SFHRB, Ser. A, 6.70%, 01/01/2033	1,525,000	1,538,969	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,525,000	1,538,969
Fairfax Cnty., VA Redev. & Hsg. Auth. RB, Hsg. for the Elderly, 6.00%, 09/01/2016, (Insd. by FHA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	509,265	500,000	509,265
Florida Hsg. Fin. Corp. SFHRB, Ser. 4, 5.85%, 07/01/2031, (Insd. by FSA)	440,000	443,406	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	440,000	443,406

		Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
		Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

General Motors Acceptance Corp. Muni. Mtge. Trust:
Ser. A-2, 4.80%, 10/31/2040 144A		3,500,000	3,511,445	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,500,000	3,511,445
Ser. C-1, 5.70%, 10/31/2040 144A		3,000,000	3,055,650	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,055,650
Georgia HFA SFHRB:
Ser. A, 4.75%, 12/01/2027		0	0	0	0	0	0	2,480,000	2,448,008	0	0	0	0	0	0	0	0	0	0	2,480,000	2,448,008
Sub. Ser. A-2, 5.45%, 12/01/2022		0	0	0	0	0	0	5,450,000	5,575,459	0	0	0	0	0	0	0	0	0	0	5,450,000	5,575,459
Sub. Ser. B-2, 5.35%, 12/01/2022		0	0	0	0	0	0	2,085,000	2,139,231	0	0	0	0	0	0	0	0	0	0	2,085,000	2,139,231
Sub. Ser. C-2, 4.45%, 12/01/2021		0	0	0	0	0	0	5,700,000	5,536,239	0	0	0	0	0	0	0	0	0	0	5,700,000	5,536,239
Sub. Ser. D-2, 5.50%, 06/01/2017		0	0	0	0	0	0	715,000	734,427	0	0	0	0	0	0	0	0	0	0	715,000	734,427
Sub. Ser. D-4, 5.65%, 06/01/2021		740,000	746,586	0	0	0	0	595,000	600,295	0	0	0	0	0	0	0	0	0	0	1,335,000	1,346,881
Harrisonburg, VA Redev. & Hsg. Auth. MHRB, Greens of Salem Run Proj., 6.20%, 04/01/2017, (LOC: PNC Finl. Svcs. Group, Inc. & Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	510,345	500,000	510,345
Heart of Texas Hsg. Fin. Corp. SFHRB, Ser. A, 4.50%, 05/01/2040, (Insd. by FHLMC, FNMA & GNMA)		2,999,693	3,098,773	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,999,693	3,098,773
Hillsborough Cnty., FL HFA SFHRB, Ser. A, 6.625%, 10/01/2029, (Insd. by GNMA)		665,000	668,804	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	665,000	668,804
Howard Cnty., MD MHRRB, Chase Glen Proj., 4.90%, 07/01/2024		0	0	0	0	0	0	0	0	1,000,000	1,009,350	0	0	0	0	0	0	0	0	1,000,000	1,009,350
Idaho HFA SFHRB, Sr. Ser. D, 6.30%, 07/01/2025		825,000	849,643	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	825,000	849,643
Illinois Fin. Auth. MHRB, Covered Bridges Apts. Proj., 4.875%, 06/01/2039, (Insd. by FNMA)		3,000,000	2,950,710	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	2,950,710
Indiana HFA SFHRB, Ser. A-2, 5.15%, 07/01/2017, (Insd. by FNMA & GNMA)		1,415,000	1,442,423	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,415,000	1,442,423
Maine Hsg. Auth. Mtge. Purchase SFHRB, Ser. D-2, 5.80%, 11/15/2016		1,620,000	1,620,227	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,620,000	1,620,227
Maryland CDA Dept. of Hsg. & Cmnty. Dev. RB, Ser. A:
5.50%, 07/01/2022		0	0	0	0	0	0	0	0	1,000,000	1,032,110	0	0	0	0	0	0	0	0	1,000,000	1,032,110
5.875%, 07/01/2021		0	0	0	0	0	0	0	0	500,000	511,245	0	0	0	0	0	0	0	0	500,000	511,245
Maryland Cmnty. Dev. Admin. SFHRB, Dept. of Hsg. & Cmnty. Dev.:
Ser. A, 4.55%, 09/01/2022		6,000,000	5,896,020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,000,000	5,896,020
Ser. P:
4.20%, 09/01/2015		1,700,000	1,685,873	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,700,000	1,685,873
4.30%, 09/01/2017		1,990,000	1,968,747	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,990,000	1,968,747
4.45%, 09/01/2021		2,500,000	2,433,925	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,500,000	2,433,925
Massachusetts Hsg. Fin. Agcy. MHRB, Ser. F, 5.125%, 12/01/2034		100,000	101,125	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	100,000	101,125
Massachusetts Hsg. Fin. Agcy. SFHRB, Ser. 52, 6.00%, 06/01/2014, (Insd. by MBIA)		85,000	85,645	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	85,000	85,645
Minnesota Hsg. Fin. Agcy. SFHRB, 6.00%, 07/01/2022		2,725,000	2,746,037	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,725,000	2,746,037
Mississippi Home Corp. SFHRB:
Ser. B, 6.20%, 06/01/2030, (Insd. by FNMA & GNMA)		790,000	796,683	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	790,000	796,683
Ser. B-2, 4.375%, 12/01/2018, (Insd. by FHLMC, FNMA & GNMA)		5,000,000	4,927,600	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	4,927,600
Missouri Hsg. Dev. Commission Mtge. SFHRB:
Ser. A-2, 6.30%, 03/01/2030, (Insd. by GNMA)		20,000	20,479	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	20,000	20,479
Ser. B:
6.25%, 09/01/2015, (Insd. by FNMA & GNMA)		50,000	50,437	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	50,000	50,437
6.45%, 09/01/2027, (Insd. by FNMA & GNMA)		240,000	242,326	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	240,000	242,326
Montgomery Cnty., MD Hsg. Opportunities MHRB:
Aston Woods Apts., Ser. A, 4.90%, 05/15/2031, (Insd. by FNMA)		0	0	0	0	0	0	0	0	1,050,000	1,074,192	0	0	0	0	0	0	0	0	1,050,000	1,074,192
Cmnty. Hsg., Ser. A:
5.10%, 11/01/2015		0	0	0	0	0	0	0	0	250,000	259,027	0	0	0	0	0	0	0	0	250,000	259,027
5.35%, 07/01/2021		0	0	0	0	0	0	0	0	500,000	511,555	0	0	0	0	0	0	0	0	500,000	511,555
New Hampshire HFA MHRB, Ser. I, 5.50%, 07/01/2017, (Liq.: Merrill Lynch & Co., Inc.)		5,940,000	6,170,650	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,940,000	6,170,650
New Jersey Hsg. & Mtge. Fin. Agcy. MHRB:
Ser. A, 5.40%, 11/01/2017, (Insd. by AMBAC)		0	0	0	0	0	0	0	0	0	0	2,000,000	2,040,080	0	0	0	0	0	0	2,000,000	2,040,080
Ser. B, 6.05%, 11/01/2017, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	815,000	848,358	0	0	0	0	0	0	815,000	848,358
Ser. E-1	:
5.35%, 11/01/2013, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	2,885,000	2,943,537	0	0	0	0	0	0	2,885,000	2,943,537
5.45%, 11/01/2014, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	960,000	981,657	0	0	0	0	0	0	960,000	981,657
5.70%, 05/01/2020, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	220,000	228,129	0	0	0	0	0	0	220,000	228,129
Ser. E-2, 5.70%, 11/01/2020, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	340,000	352,563	0	0	0	0	0	0	340,000	352,563
Ser. F, 5.05%, 11/01/2013, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	1,575,000	1,621,305	0	0	0	0	0	0	1,575,000	1,621,305
New Jersey Hsg. & Mtge. Fin. Agcy. SFHRB:
Ser. S, 4.05%, 10/01/2017		1,045,000	1,034,080	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,045,000	1,034,080
Ser. T:
4.55%, 10/01/2022		7,000,000	6,878,270	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,000,000	6,878,270
4.625%, 10/01/2027		0	0	0	0	0	0	0	0	0	0	5,000,000	4,877,400	0	0	0	0	0	0	5,000,000	4,877,400
4.70%, 10/01/2037		0	0	0	0	0	0	0	0	0	0	2,000,000	1,936,420	0	0	0	0	0	0	2,000,000	1,936,420
5.25%, 10/01/2037		0	0	0	0	0	0	0	0	0	0	2,500,000	2,606,725	0	0	0	0	0	0	2,500,000	2,606,725
New York Dorm. Auth. RB:
Peekskill City Sch. Dist., 4.50%, 10/01/2020		0	0	0	0	0	0	0	0	0	0	0	0	500,000	508,670	0	0	0	0	500,000	508,670
Univ. Dorm. Facs.:
5.00%, 07/01/2019, (Insd. by MBIA)		0	0	0	0	0	0	0	0	0	0	0	0	960,000	1,015,181	0	0	0	0	960,000	1,015,181
Ser. A, 5.00%, 07/01/2019, (Insd. by MBIA)		0	0	0	0	0	0	0	0	0	0	0	0	1,635,000	1,734,163	0	0	0	0	1,635,000	1,734,163
Ser. C, 5.00%, 07/01/2020, (Insd. by MBIA)		0	0	0	0	0	0	0	0	0	0	0	0	1,725,000	1,824,756	0	0	0	0	1,725,000	1,824,756
New York Mtge. Agcy. SFHRB, Ser. 102, 4.70%, 10/01/2016		0	0	0	0	0	0	0	0	0	0	0	0	350,000	358,089	0	0	0	0	350,000	358,089
North Carolina Hsg. Fin. Agcy. Homeownership SFHRB:
Ser. 28-A, 4.65%, 07/01/2023		3,500,000	3,460,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,500,000	3,460,800
Ser. 29-A, 4.35%, 07/01/2017 #		1,000,000	992,710	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	992,710
North Charleston, SC Hsg. Auth. MHRB, Horizon Vlg., Ser. A, 5.00%, 02/20/2038		0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,535,000	1,522,966	0	0	1,535,000	1,522,966
Ohio Hsg. Fin. Agcy. MHRB, Uptown Towers Apts., Ser. F, 4.75%, 10/20/2015, (Insd. by GNMA)		545,000	553,262	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	545,000	553,262
Pinellas Cnty., FL HFA SFHRB, Multi-Cnty. Program, Ser. A-1, 5.95%, 03/01/2030, (Insd. by FNMA & GNMA)		865,000	871,470	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	865,000	871,470
Prince William Cnty., VA IDA RB, Melrose Apts. Proj.:
Ser. A, 5.25%, 07/01/2018		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,016,260	1,000,000	1,016,260
Ser. C, 7.00%, 07/01/2029		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,530,000	1,582,051	1,530,000	1,582,051
Richmond Cnty., GA Dev. Auth. Student Hsg. Facs. RB, Augusta State Univ. Jaguar Student Hsg., LLC Proj., Ser. A:
5.25%, 02/01/2035		0	0	0	0	0	0	2,000,000	2,078,440	0	0	0	0	0	0	0	0	0	0	2,000,000	2,078,440
5.375%, 02/01/2025		0	0	0	0	0	0	3,870,000	4,072,014	0	0	0	0	0	0	0	0	0	0	3,870,000	4,072,014
Rock Hill, SC Hsg. Dev. Corp. MHRRB, 7.50%, 07/01/2010		0	0	0	0	0	0	0	0	0	0	0	0	0	0	50,000	50,000	0	0	50,000	50,000
South Carolina Hsg. Fin. & Dev. Auth. MHRRB:
Ser. A:
5.95%, 07/01/2029, (Insd. by FHA)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	250,000	254,340	0	0	250,000	254,340
6.35%, 07/01/2025, (Insd. by FHA)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	200,000	201,234	0	0	200,000	201,234
6.55%, 07/01/2015		0	0	0	0	0	0	0	0	0	0	0	0	0	0	15,000	15,015	0	0	15,000	15,015
Ser. B-1, 5.75%, 07/01/2015, (Insd. by FSA)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	795,000	805,526	0	0	795,000	805,526
South Carolina Hsg. Fin. & Dev. Auth. RB, Ser. A-2, 6.35%, 07/01/2019, (Insd. by FSA)		1,050,000	1,083,631	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,050,000	1,083,631
South Carolina Hsg. Fin. & Dev. Auth. SFHRRB, 5.50%, 07/01/2025		0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,095,690	0	0	1,000,000	1,095,690
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Vlg. Apts. Proj., 5.10%, 02/01/2014, (Insd. by FNMA)		970,000	1,002,640	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	970,000	1,002,640
Tennessee HDA RB, Homeownership Program:
4.70%, 07/01/2015, (Liq.: UBS Painewebber, Inc.)		1,215,000	1,214,903	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,215,000	1,214,903
5.00%, 07/01/2034		3,790,000	3,834,381	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,790,000	3,834,381
Utah HFA SFHRB, Ser. C-2, 5.75%, 07/01/2021, (Insd. by FHA)		75,000	75,965	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	75,000	75,965
Virginia HDA MHRB:
Ser. H, 5.55%, 05/01/2015		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,022,310	1,000,000	1,022,310
Ser. I, 5.45%, 05/01/2018		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	513,010	500,000	513,010
Ser. O, 6.05%, 11/01/2017		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	509,245	500,000	509,245
Virginia HDA RB, Rental Hsg., Ser. D:
4.375%, 07/01/2018		3,025,000	3,001,314	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,025,000	3,001,314
4.50%, 07/01/2023		5,525,000	5,394,941	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,525,000	5,394,941
Wyoming CDA Hsg. RB, Ser. 3, 4.80%, 06/01/2016		575,000	578,324	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	575,000	578,324

			86,155,966		994,970		6,521,215		36,500,431		4,397,479		18,436,174		7,046,879		3,944,771		7,610,161		171,608,046

			Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Evergreen Municipal Bond Fund

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

INDUSTRIAL DEVELOPMENT REVENUE 5.1%
Alaska Indl. Dev. & Export Auth. RB, Lake Dorothy Hydro-Electric Proj., 5.25%, 12/01/2021, (Insd. by AMBAC)	3,000,000	3,125,460	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,125,460
Alliance Arpt. Auth. of Texas Spl. Facs. RRB, Fedex Corp. Proj., 4.85%, 04/01/2021	1,000,000	1,000,430	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,000,430
Berkeley Cnty., SC PCRRB, South Carolina Generating Co. Proj., 4.875%, 10/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,062,040	0	0	2,000,000	2,062,040
Cartersville, GA Dev. Auth. RB, Water & Wastewater Facs., 7.40%, 11/01/2010	0	0	0	0	0	0	1,120,000	1,233,400	0	0	0	0	0	0	0	0	0	0	1,120,000	1,233,400
Charles City Cnty., VA IDA Solid Waste Disposal Facs. RRB, Waste Mgmt. of Virginia, Inc. Proj., 4.875%, 02/01/2009	1,000,000	1,008,130	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,008,130
Chelan Cnty., WA Dev. Corp. PCRRB, Alcoa, Inc. Proj., 5.85%, 12/01/2031	7,500,000	7,609,125	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,500,000	7,609,125
Chesterfield Cnty., VA IDA PCRB, Virginia Elec. & Power Co., Ser. B, 5.875%, 06/01/2017	1,500,000	1,606,080	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,606,080
Cobb Cnty., GA Dev. Auth. Solid Waste Disposal RB, Georgia Waste Mgmt. Proj., Ser. A, 5.00%, 04/01/2033	0	0	0	0	0	0	1,000,000	1,004,920	0	0	0	0	0	0	0	0	0	0	1,000,000	1,004,920
Courtland, AL IDA PCRB, Intl. Paper Co. Proj., Ser. A, 5.00%, 06/01/2025	0	0	1,500,000	1,518,735	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,518,735
Darlington Cnty., SC IDRB, Sonoco Products Co. Proj., 6.00%, 04/01/2026	0	0	0	0	0	0	0	0	0	0	0	0	0	0	750,000	758,280	0	0	750,000	758,280
Dickinson Cnty., MI Econ. Dev. Corp. RRB, Intl. Paper Co. Proj., Ser. A, 5.75%, 06/01/2016	4,050,000	4,294,863	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,050,000	4,294,863
Eastern Connecticut Resource Recovery Auth. Solid Waste RB, Wheelabrator Lisbon, Inc. Proj., Ser. A:
5.50%, 01/01/2014	7,000,000	7,018,900	0	0	1,000,000	1,002,700	0	0	0	0	0	0	0	0	0	0	0	0	8,000,000	8,021,600
5.50%, 01/01/2015	5,000,000	5,013,500	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,013,500
Erie Cnty., PA IDA Env. Impt. RRB, Intl. Paper Co. Proj., Ser. A, 4.90%, 11/01/2009, (Gtd. by Intl. Paper Co.)	5,000,000	5,057,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,057,250
Gaston Cnty., NC Indl. Facs. & Pollution Ctl. Fin. Auth. RB, Natl. Gypsum Co. Proj., 5.75%, 08/01/2035	0	0	0	0	500,000	524,310	0	0	0	0	0	0	0	0	0	0	0	0	500,000	524,310
Georgetown Cnty., SC Env. RB, Intl. Paper Co. Proj., Ser. A, 5.00%, 08/01/2030	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,100,000	2,112,411	0	0	2,100,000	2,112,411
Gulf Coast of Texas IDRB, Cinergy Solutions Proj., FRN, 4.32%, 05/01/2039, (Gtd. by Cinergy Corp.)	15,000,000	15,000,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,000,000	18,000,000	18,000,000
Hillsborough Cnty., FL IDA PCRRB, Tampa Elec. Co. Proj., 5.10%, 10/01/2013	4,575,000	4,750,589	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,575,000	4,750,589
Indianapolis, IN Arpt. Auth. Spl. Facs. RRB, FedEx Proj., 5.10%, 01/15/2017, (Gtd. by FedEx)	10,000,000	10,435,300	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,435,300
Lehigh Cnty., PA IDA PCRRB, PPL Elec. Util. Corp. Proj., 4.75%, 02/15/2027, (Insd. by FGIC)	500,000	507,705	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	507,705
Louisa, VA IDA Solid Waste & Sewer Disposal RB, Virginia Elec. & Power Co. Proj., FRN, Ser. A:
4.25%, 09/01/2030	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,005,050	5,000,000	5,005,050
4.35%, 03/01/2031	4,000,000	4,014,160	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,014,160	4,000,000	4,014,160	12,000,000	12,042,480
Maryland Econ. Dev. Corp. Solid Waste Disposal RB, Waste Mgmt., Inc. Proj., 4.60%, 04/01/2016	0	0	0	0	0	0	0	0	2,500,000	2,476,425	0	0	0	0	0	0	0	0	2,500,000	2,476,425
Mission, TX Econ. Dev. Corp. Solid Waste Disposal RB, Allied Waste, Inc. Proj., Ser. A, 5.20%, 04/01/2018	0	0	1,000,000	1,004,120	1,000,000	1,004,120	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,008,240
Monroe Cnty., GA PCRB, Oglethorpe Power Corp., Ser. A, 6.75%, 01/01/2010	1,000,000	1,066,310	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,066,310
New Hampshire Business Fin. Auth. PCRRB, Central Maine Power Co., 5.375%, 05/01/2014	1,300,000	1,366,911	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,300,000	1,366,911
Peninsula Port Auth. of Virginia RRB, CSX Trans. Proj., 6.00%, 12/15/2012	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,160,840	2,000,000	2,160,840
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%, 11/01/2009	7,300,000	7,499,290	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,300,000	7,499,290
Prince George's Cnty., MD PCRRB, Potomac Elec. Proj., 5.75%, 03/15/2010	0	0	0	0	0	0	0	0	1,600,000	1,679,552	0	0	0	0	0	0	0	0	1,600,000	1,679,552
Richland Cnty., SC Env. RRB, Intl. Paper Co. Proj., Ser. A, 6.10%, 04/01/2023	0	0	0	0	0	0	0	0	0	0	0	0	0	0	325,000	350,883	0	0	325,000	350,883
Richmond Cnty., GA Dev. Auth. Env. Impt. RB, Intl. Paper Co. Proj., Ser. A, 5.00%, 08/01/2030	0	0	0	0	0	0	3,000,000	3,012,090	0	0	0	0	0	0	0	0	0	0	3,000,000	3,012,090
Savannah, GA EDA Solid Waste & Sewer Disposal RB, Georgia Waste Mgmt. Proj., Ser. A, 5.50%, 07/01/2016	0	0	0	0	0	0	1,500,000	1,587,825	0	0	0	0	0	0	0	0	0	0	1,500,000	1,587,825
Selma, AL Indl. Dev. Board Env. Impt. RB, Intl. Paper Co. Proj., Ser. B, 6.70%, 03/01/2024	2,000,000	2,121,080	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,121,080
Virgin Islands Pub. Fin. Auth. Refinery Facs. RB, Hovensa Refinery Proj., 4.70%, 07/01/2022	0	0	0	0	1,000,000	996,010	0	0	0	0	0	0	0	0	0	0	2,000,000	1,992,020	3,000,000	2,988,030
Yavapai Cnty., AZ IDA Solid Waste Disposal RB, Waste Mgmt., Inc. Proj., Ser. A-1, 4.90%, 03/01/2028	1,000,000	981,530	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	981,530
York Cnty., VA IDA PCRB, Virginia Elec. & Power Co., 5.50%, 07/01/2009	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,011,130	1,000,000	1,011,130

		83,476,613		2,522,855		3,527,140		6,838,235		4,155,977		0		0		9,297,774		17,183,200		127,001,794

LEASE 2.6%
Berkeley Cnty., SC Sch. Dist. Installment Lease RB, Securing Assets for Ed., 5.25%, 12/01/2024	0	0	0	0	0	0	4,000,000	4,197,320	0	0	0	0	0	0	0	0	0	0	4,000,000	4,197,320
Burlington Cnty., NJ Bridge Commission RB, Gtd. Governmental Leasing Program:
5.25%, 08/15/2020	0	0	0	0	0	0	0	0	0	0	1,000,000	1,064,930	0	0	0	0	0	0	1,000,000	1,064,930
5.25%, 08/15/2021	0	0	0	0	0	0	0	0	0	0	1,500,000	1,597,395	0	0	0	0	0	0	1,500,000	1,597,395
Charlotte, NC Refunding COP, Convention Facs. Proj.:
5.00%, 12/01/2021	2,485,000	2,607,759	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,485,000	2,607,759
5.00%, 12/01/2022	2,610,000	2,733,244	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,610,000	2,733,244
Clayton Cnty., GA Dev. Auth. RB, TUFF, Archives Proj., Ser. A:
5.375%, 07/01/2019, (Insd. by MBIA)	0	0	0	0	0	0	1,170,000	1,242,739	0	0	0	0	0	0	0	0	0	0	1,170,000	1,242,739
5.375%, 07/01/2020, (Insd. by MBIA)	0	0	0	0	0	0	1,285,000	1,364,888	0	0	0	0	0	0	0	0	0	0	1,285,000	1,364,888
College Park, GA Business & IDA RB, Civic Ctr. Proj., 5.75%, 09/01/2020, (Insd. by AMBAC)	0	0	0	0	0	0	1,825,000	1,960,360	0	0	0	0	0	0	0	0	0	0	1,825,000	1,960,360
Collier Cnty., FL Sch. Board Refunding COP, 5.25%, 02/15/2021, (Insd. by FSA)	1,000,000	1,098,640	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,098,640
Coralville, IA COP, Ser. D, 5.25%, 06/01/2026	2,250,000	2,358,473	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,250,000	2,358,473
Essex Cnty., NJ Impt. Auth. Lease RB, Correctional Facs. Proj., 5.75%, 10/01/2012, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	3,090,000	3,274,813	0	0	0	0	0	0	3,090,000	3,274,813
Fairfax Cnty., VA Redev. & Hsg. Auth. Lease RB, James Lee Cmnty. Ctr., 5.25%, 06/01/2019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,044,660	1,000,000	1,044,660
Fulton Cnty., GA Facs. Corp. COP, Georgia Pub. Purpose Proj., 5.50%, 11/01/2018, (Insd. by AMBAC)	0	0	0	0	0	0	1,000,000	1,057,140	0	0	0	0	0	0	0	0	0	0	1,000,000	1,057,140
Georgia Muni. Assn. COP, City Ct. Atlanta Proj.:
5.50%, 12/01/2016, (Insd. by AMBAC)	0	0	0	0	0	0	2,175,000	2,349,218	0	0	0	0	0	0	0	0	0	0	2,175,000	2,349,218
5.50%, 12/01/2017, (Insd. by AMBAC)	0	0	0	0	0	0	2,220,000	2,381,083	0	0	0	0	0	0	0	0	0	0	2,220,000	2,381,083
5.50%, 12/01/2018, (Insd. by AMBAC)	0	0	0	0	0	0	2,500,000	2,686,575	0	0	0	0	0	0	0	0	0	0	2,500,000	2,686,575
5.50%, 12/01/2019, (Insd. by AMBAC)	0	0	0	0	0	0	2,340,000	2,514,634	0	0	0	0	0	0	0	0	0	0	2,340,000	2,514,634
Howard Cnty., MD COP, Agricultural Land Preservation No. 90-23, Ser. A, 8.00%, 08/15/2020	0	0	0	0	0	0	0	0	308,000	422,924	0	0	0	0	0	0	0	0	308,000	422,924
Indiana Fin. Auth. Hwy. RRB, Ser. A, 4.50%, 12/01/2020	5,000,000	5,057,850	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,057,850
Montgomery Cnty., VA IDA Lease RB:
5.50%, 01/15/2018, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,071,880	1,000,000	1,071,880
5.50%, 01/15/2020, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,120,000	1,200,506	1,120,000	1,200,506
Ser. B, 6.00%, 01/15/2017, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,190,000	2,363,645	2,190,000	2,363,645
Montgomery Cnty., VA IDA Lease RRB:
Ser. A, 5.00%, 03/01/2019, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,145,000	1,207,162	1,145,000	1,207,162
Ser. B, 5.00%, 03/01/2021, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,490,000	1,564,038	1,490,000	1,564,038
New Jersey EDA RB:
5.25%, 11/15/2018	0	0	0	0	0	0	0	0	0	0	1,745,000	1,847,414	0	0	0	0	0	0	1,745,000	1,847,414
Dept. of Human Svcs., Ser. A, 5.70%, 07/01/2012	0	0	0	0	0	0	0	0	0	0	2,160,000	2,284,135	0	0	0	0	0	0	2,160,000	2,284,135
Performing Arts Ctr. Proj., 5.50%, 06/15/2013, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	500,000	505,660	0	0	0	0	0	0	500,000	505,660
New Kent Cnty., VA EDA Lease RB, Sch. & Govt. Proj., 5.00%, 02/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,680,000	6,000,636	5,680,000	6,000,636
Orange Cnty., VA IDA RB, Pub. Facs. Orange Cnty. Proj., 5.375%, 02/01/2017, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,055,000	1,121,613	1,055,000	1,121,613
Pima Cnty., AZ IDA RRB, Lease Obl., Ser. A, 7.25%, 07/15/2010	520,000	534,258	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	520,000	534,258
Prince George's Cnty., MD Lease RB, 5.125%, 06/30/2016	0	0	0	0	0	0	0	0	1,000,000	1,061,850	0	0	0	0	0	0	0	0	1,000,000	1,061,850
Prince William Cnty., VA IDA RRB, American Type Culture Collection Proj.:
5.25%, 02/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,175,000	1,287,436	1,175,000	1,287,436
6.00%, 02/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	50,000	50,008	50,000	50,008
Virginia Biotechnology Research Park RB:
Biotech Five Proj., Ser. A, 5.25%, 10/01/2014	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,540,000	1,543,065	1,540,000	1,543,065
Consolidated Laboratories Proj., 5.125%, 09/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,235,000	1,290,204	1,235,000	1,290,204

		14,390,224		0		0		19,753,957		1,484,774		10,574,347		0		0		19,744,853		65,948,155

			Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Evergreen Municipal Bond Fund

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

MISCELLANEOUS REVENUE 3.7%
Agua Caliente Band Cahuilla Indians of California RB, 6.00%, 07/01/2018	1,000,000	1,067,770	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,067,770
Anne Arundel Cnty., MD Spl. Obl. RB, Arundel Mills Proj., 7.10%, 07/01/2029	0	0	0	0	0	0	0	0	1,000,000	1,082,540	0	0	0	0	0	0	0	0	1,000,000	1,082,540
Bergen Cnty., NJ Impt. Auth. RB, Wyckoff Board of Ed. Proj., 5.25%, 04/01/2020	0	0	0	0	0	0	0	0	0	0	1,770,000	1,908,786	0	0	0	0	0	0	1,770,000	1,908,786
Castle Rock, CO Golf Enterprise RRB, 5.10%, 12/01/2022	1,000,000	1,015,160	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,015,160
Commonwealth of Puerto Rico Infrastructure Funding Auth. RB, Ser. A, 5.50%, 10/01/2032	1,000,000	1,063,780	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,063,780
Commonwealth of Puerto Rico RB, Pub. Bldg. Auth. Govt. Facs., Ser. A, 6.25%, 07/01/2009, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	250,000	262,403	0	0	0	0	0	0	250,000	262,403
Connecticut Revolving Fund RB, Ser. A, 5.00%, 07/01/2020	0	0	0	0	1,320,000	1,409,298	0	0	0	0	0	0	0	0	0	0	0	0	1,320,000	1,409,298
Florida Board of Ed. Lottery RB, RITES-PA 1398-R, 5.94%, 07/01/2018, (Insd. by AMBAC)	11,575,000	13,150,126	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,575,000	13,150,126
Florida Board of Ed. Lottery RRB, Ser. A, 5.00%, 01/01/2017, (Insd. by AMBAC)	8,910,000	9,533,700	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	8,910,000	9,533,700
Garden State, Preservation Trust of New Jersery Open Space & Farmland RB, Ser. A, 5.80%, 11/01/2023, (Insd. by FSA)	1,000,000	1,126,760	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,126,760
Garden State Preservation Trust RB, Ser. A, 5.25%, 11/01/2018	0	0	0	0	0	0	0	0	0	0	4,085,000	4,400,076	0	0	0	0	0	0	4,085,000	4,400,076
Hollywood, FL Cmnty. Redev. Agcy. RB, 5.125%, 03/01/2014	3,935,000	4,063,556	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,935,000	4,063,556
Lee Cnty., FL IDA Hlth. Care Facs. RRB, Alliance Cmnty. Proj., 5.00%, 11/15/2022	4,250,000	4,293,095	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,250,000	4,293,095
Los Angeles, CA Harbor Dept. RB:
5.00%, 08/01/2024, (Insd. by MBIA) ‡	3,855,000	4,007,173	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,855,000	4,007,173
5.00%, 08/01/2025, (Insd. by MBIA) ‡	4,050,000	4,209,871	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,050,000	4,209,871
5.00%, 08/01/2026, (Insd. by MBIA) ‡	2,260,000	2,349,212	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,260,000	2,349,212
Maryland Energy Fin. Admin. Ltd. Obl. RB, Recycling Office Paper Sys. Proj., Ser. A, 7.50%, 09/01/2015	0	0	0	0	0	0	0	0	1,075,000	1,202,312	0	0	0	0	0	0	0	0	1,075,000	1,202,312
Mashantucket Western Pequot Tribe RB, Ser. A, 5.50%, 09/01/2036 144A	3,500,000	3,657,045	0	0	500,000	522,435	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,179,480
Mediterra South Cmnty. Dev. Dist. of Florida Capital Impt. RB, Ser. A, 6.95%, 05/01/2031	2,715,000	2,817,817	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,715,000	2,817,817
Metropolitan Pier & Expo. Auth. of Illinois Dedicated State Tax RRB, McCormick Proj., 0.00%, 06/15/2029, (Insd. by FGIC) ¤	4,000,000	1,471,280	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	1,471,280
Miami-Dade Cnty., FL Spl. Obl. RB, Sub. Ser. B, 0.00%, 10/01/2035, (Insd. by MBIA) †	1,000,000	942,540	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	942,540
Middlesex Cnty., NJ Impt. Auth. RB, 5.25%, 09/15/2019	0	0	0	0	0	0	0	0	0	0	1,250,000	1,331,750	0	0	0	0	0	0	1,250,000	1,331,750
Montgomery Cnty., AL Pub. Bldg. Auth. RB Warrants, 5.00%, 03/01/2021, (Insd. by MBIA)	0	0	1,050,000	1,103,057	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,050,000	1,103,057
New Jersey Env. Infrastructure Trust RRB, Ser. B, 5.00%, 09/01/2019	0	0	0	0	0	0	0	0	0	0	4,050,000	4,423,774	0	0	0	0	0	0	4,050,000	4,423,774
New York Urban Dev. Corp. RB, Sub-Lien, 5.50%, 07/01/2016	10,000,000	10,157,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,157,100
New York, NY TFA RB, Future Tax Secd., Ser. B, 5.00%, 05/01/2030	965,000	996,826	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	965,000	996,826
Palm Beach Cnty., FL Criminal Justice Facs. RB, 7.20%, 06/01/2015, (Insd. by FGIC)	3,000,000	3,656,790	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,656,790
Prairie Ctr. Metro. Dist. No. 3 of Colorado GO, Property Tax Supported Primary Impt., Ser. A, 5.40%, 12/15/2031	2,750,000	2,779,755	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,750,000	2,779,755
Puerto Rico Pub. Bldg. Auth. RB, Govt. Facs., Ser. D, 5.25%, 07/01/2027	270,000	280,841	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	270,000	280,841
Red River, TX Ed. Fin. RRB, Hockaday Sch. Proj., 5.00%, 05/15/2025	1,065,000	1,103,862	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,065,000	1,103,862
Superior, WI Ltd. Obl. RRB, Midwest Energy, Ser. E, 6.90%, 08/01/2021, (Insd. by FGIC)	500,000	636,445	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	636,445
Virgin Islands Pub. Fin. Auth. RB, Ser. A, 5.25%, 10/01/2021	0	0	0	0	250,000	264,143	0	0	0	0	0	0	0	0	0	0	0	0	250,000	264,143

		74,380,504		1,103,057		2,195,876		0		2,284,852		12,326,789		0		0		0		92,291,078

PORT AUTHORITY 1.3%
Delaware River & Bay Auth. RB, Ser. A, 5.70%, 01/01/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	750,000	790,770	0	0	0	0	0	0	750,000	790,770
Delaware River & Bay Auth. RRB, 5.00%, 01/01/2018, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	3,750,000	3,977,963	0	0	0	0	0	0	3,750,000	3,977,963
Delaware River Port Auth. of Pennsylvania & New Jersey RB:
5.40%, 01/01/2015, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	2,500,000	2,522,925	0	0	0	0	0	0	2,500,000	2,522,925
5.40%, 01/01/2016, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	1,000,000	1,009,190	0	0	0	0	0	0	1,000,000	1,009,190
Port Dist. Proj., Ser. A, 5.50%, 01/01/2017	0	0	0	0	0	0	0	0	0	0	4,330,000	4,597,507	0	0	0	0	0	0	4,330,000	4,597,507
Port Auth. of New York & New Jersey RB:
126th Street Proj., 5.50%, 11/15/2013, (Insd. by FGIC) ‡	0	0	0	0	0	0	0	0	0	0	10,000,000	10,731,600	0	0	0	0	0	0	10,000,000	10,731,600
140th Street Proj., 5.00%, 12/01/2034	0	0	0	0	0	0	0	0	0	0	5,000,000	5,246,500	0	0	0	0	0	0	5,000,000	5,246,500
Port Auth. of New York & New Jersey RRB, Ser. 142, 5.00%, 07/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	250,000	263,960	0	0	0	0	250,000	263,960
South Jersey Port Corp. RB, Ser. L, 5.25%, 01/01/2013	0	0	0	0	0	0	0	0	0	0	2,870,000	3,001,044	0	0	0	0	0	0	2,870,000	3,001,044

		0		0		0		0		0		31,877,499		263,960		0		0		32,141,459

POWER 0.3%
Anchorage, AK Elec. Util. RRB, Sr. Lien, 8.00%, 12/01/2010, (Insd. by MBIA)	985,000	1,114,212	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	985,000	1,114,212
Arizona Agriculture Impt. & Power Dist. Elec. Sys. RRB, Salt River Proj., Ser. A, 5.00%, 01/01/2022	1,150,000	1,205,763	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,150,000	1,205,763
Chaska, MN Elec. RRB, Generating Facs., Ser. A, 5.25%, 10/01/2020	1,200,000	1,273,884	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,200,000	1,273,884
Long Island, NY Power Auth. Elec. Sys. RRB:
Ser. A, 5.00%, 12/01/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,596,225	0	0	0	0	1,500,000	1,596,225
Ser. E, 5.00%, 12/01/2022	0	0	0	0	0	0	0	0	0	0	0	0	500,000	527,460	0	0	0	0	500,000	527,460
New York Power Auth. RB, Ser. A, 5.00%, 11/15/2017	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,048,610	0	0	0	0	1,000,000	1,048,610
North Carolina Eastern Muni. Power Sys. Agcy. RRB:
Ser. C, 5.375%, 01/01/2017	1,000,000	1,052,310	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,052,310
Ser. D:
5.125%, 01/01/2023	500,000	516,505	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	516,505
5.125%, 01/01/2026	450,000	465,080	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	450,000	465,080

		5,627,754		0		0		0		0		0		3,172,295		0		0		8,800,049

PRE -REFUNDED 7.6%
Arlington Cnty., VA IDA Facs. RB, Virginia Hosp. Ctr. Arlington Hlth. Sys.:
5.25%, 07/01/2021	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,655,000	2,809,627	2,655,000	2,809,627
5.50%, 07/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	680,000	725,954	680,000	725,954
5.50%, 07/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,425,000	1,521,302	1,425,000	1,521,302
5.50%, 07/01/2018	0	0	0	0	0	0	500,000	533,790	0	0	0	0	0	0	0	0	1,000,000	1,067,580	1,500,000	1,601,370
Arlington Cnty., VA IDA MHRB, Woodbury Park Apts., Ser. B, 6.50%, 07/01/2024	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,600,000	1,671,888	1,600,000	1,671,888
Bristol, VA Util. Sys. RRB, 5.75%, 07/15/2016, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,135,060	1,000,000	1,135,060
Calhoun Cnty., SC Solid Waste Disposal Facs. RB, Eastman Kodak Co. Proj., 6.75%, 05/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	400,000	476,996	0	0	400,000	476,996
Chicago, IL Metro. Water Reclamation Dist. GO, 7.25%, 12/01/2012	1,500,000	1,745,790	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,745,790
Colorado Edl. & Cultural Facs. Auth. RB, Nashville Pub. Radio, 5.875%, 04/01/2022	1,000,000	1,082,970	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,082,970
Colorado Hlth. Facs. Auth. RB, Portercare Adventist Hlth. Sys. Hosp., 6.50%, 11/15/2023	4,000,000	4,448,240	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,448,240
Commonwealth of Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2020, (Insd. by MBIA)	0	0	0	0	0	0	500,000	530,995	0	0	0	0	0	0	0	0	500,000	530,995	1,000,000	1,061,990
Coral Gables, FL Hlth. Facs. Auth. Hosp. RB, Baptist Hlth. South Florida, 5.25%, 08/15/2024	5,000,000	5,397,350	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,397,350
DeKalb Cnty., GA Sch. Dist. GO, Ser. A, 6.25%, 07/01/2011	0	0	0	0	0	0	500,000	544,925	0	0	0	0	0	0	0	0	0	0	500,000	544,925
Florida GO, Broward Cnty. Expressway Proj., 9.875%, 07/01/2009	3,165,000	3,374,048	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,165,000	3,374,048
Fulton Cnty., GA Water & Sewer ETM RRB, 6.375%, 01/01/2014, (Insd. by FGIC)	0	0	0	0	0	0	390,000	430,396	0	0	0	0	0	0	0	0	0	0	390,000	430,396
Greenville Cnty., SC Sch. Dist. Installment Purpose RB, Building Equity Sooner for Tomorrow:
5.875%, 12/01/2016	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9,000,000	9,930,960	0	0	9,000,000	9,930,960
5.875%, 12/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,206,880	0	0	2,000,000	2,206,880
5.875%, 12/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,103,440	0	0	1,000,000	1,103,440
6.00%, 12/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,547,850	0	0	5,000,000	5,547,850
6.00%, 12/01/2021	4,500,000	4,993,065	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,109,571	0	0	5,500,000	6,102,636
Harrison Cnty., MS Wastewater Treatment Mgmt. Dist. RRB, Wastewater Treatment Facs., Ser. A, 8.50%, 02/01/2013, (Insd. by FGIC)	1,000,000	1,225,780	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,225,780
Highlands Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys., Ser. D, 5.875%, 11/15/2029	10,000,000	11,051,300	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	11,051,300
Jacksonville, FL Trans. Auth. GO, 9.20%, 01/01/2015	3,580,000	4,484,487	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,580,000	4,484,487
Kern, CA High Sch. Dist. GO, Ser. C, 6.25%, 08/01/2010, (Insd. by MBIA)	545,000	585,630	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	545,000	585,630
Larimer Cnty., CO Sch. Dist. No. 1 GO, 5.50%, 12/15/2023, (Insd. by MBIA)	1,000,000	1,092,150	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,092,150
Lexington, SC Water & Sewer RB, 5.50%, 04/01/2029, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,076,240	0	0	2,000,000	2,076,240

			Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Evergreen Municipal Bond Fund

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

Massachusetts Water Pollution Abatement Trust RB, Ser. 9, 5.25%, 08/01/2028	6,815,000	7,314,608	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,815,000	7,314,608
Medical Univ. of South Carolina Hosp. Auth. Facs. RRB, Ser. A, 6.00%, 08/15/2013	0	0	0	0	1,000,000	1,098,500	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,098,500
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A:
6.25%, 08/15/2014	2,765,000	3,069,620	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,765,000	3,069,620
6.25%, 08/15/2022	5,000,000	5,550,850	0	0	0	0	0	0	0	0	0	0	0	0	6,500,000	7,216,105	0	0	11,500,000	12,766,955
6.375%, 08/15/2027	3,000,000	3,348,030	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,674,015	1,500,000	1,674,015	6,000,000	6,696,060
6.50%, 08/15/2032	5,000,000	5,609,250	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,609,250
Metropolitan Trans. Auth. RB, New York Svcs. Contract:
Ser. 7, 5.625%, 07/01/2016	11,600,000	11,919,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,600,000	11,919,000
Ser. 8, 5.375%, 07/01/2021	1,000,000	1,081,410	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,081,410
New Jersey Hlth. Care Facs. Fin. Auth. RB:
Bridgeton Hosp. Assn., Ser. B, 6.00%, 07/01/2013	0	0	0	0	0	0	0	0	0	0	50,000	53,394	0	0	0	0	0	0	50,000	53,394
Burlington Cnty. Mem. Hosp. Proj., 6.00%, 07/01/2012	0	0	0	0	0	0	0	0	0	0	50,000	53,556	0	0	0	0	0	0	50,000	53,556
New Jersey Trans. Corp. COP, Federal Trans. Administration Grants, Ser. A, 5.75%, 09/15/2011, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	1,150,000	1,197,357	0	0	0	0	0	0	1,150,000	1,197,357
New Jersey Trans. Trust Fund Auth. RRB, Trans. Sys., Ser. B, 6.50%, 06/15/2010, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	375,000	403,571	0	0	0	0	0	0	375,000	403,571
New Jersey Turnpike Auth. RRB:
Ser. A, 5.75%, 01/01/2018, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	2,335,000	2,444,768	0	0	0	0	0	0	2,335,000	2,444,768
Ser. C:
6.50%, 01/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	2,515,000	2,877,110	0	0	0	0	0	0	2,515,000	2,877,110
6.50%, 01/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	485,000	553,589	0	0	0	0	0	0	485,000	553,589
New York, NY TFA RRB, Future Tax Secd., Ser. B, 5.00%, 05/01/2030	35,000	36,959	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	35,000	36,959
Niagara Falls, NY GO, Pub. Impt. Proj., 7.50%, 03/01/2014, (Insd. by MBIA)	40,000	48,312	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	40,000	48,312
North Carolina Capital Facs. Fin. Agcy. RB, Duke Univ. Proj., Ser. A, 5.125%, 07/01/2042	2,000,000	2,114,860	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,114,860
Orange Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys.:
5.25%, 11/15/2018	2,000,000	2,139,560	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,139,560
6.25%, 11/15/2024	4,000,000	4,426,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	4,426,800
Palm Beach Cnty., FL Hlth. Facs. Auth. RB, John F. Kennedy Mem. Hosp., Inc. Proj., Ser. C, 9.50%, 08/01/2013	1,785,000	2,085,255	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,785,000	2,085,255
Pasco Cnty., FL Hlth. Facs. Auth. Hosp. RB, Ser. 2, 5.60%, 10/01/2010	5,000,000	5,168,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,168,800
Piedmont, SC Muni. Power Agcy. RRB:
5.50%, 01/01/2013, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	695,000	749,564	0	0	695,000	749,564
6.25%, 01/01/2009, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,150,000	1,193,573	0	0	1,150,000	1,193,573
6.75%, 01/01/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	290,000	354,870	0	0	290,000	354,870
6.75%, 01/01/2019, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	210,000	260,679	0	0	210,000	260,679
Ser. A, 6.50%, 01/01/2014, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	290,000	332,671	0	0	290,000	332,671
Pinellas Cnty., FL Hlth. Facs. Auth. RB, Baycare Hlth. Sys. Proj., 5.75%, 11/15/2029	10,000,000	10,930,100	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,930,100
Port Everglades, FL Port Impt. RB, 7.125%, 11/01/2016	3,140,000	3,598,660	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,140,000	3,598,660
Puerto Rico Pub. Bldg. Auth. RRB, Govt. Facs., Ser. D, 5.25%, 07/01/2027	730,000	775,019	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	730,000	775,019
Puerto Rico Pub. Fin. Corp. RB, Ser. A, 5.50%, 08/01/2019, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,185,970	0	0	3,000,000	3,185,970
Puerto Rico Tobacco Settlement RB, Children's Trust Fund, 5.75%, 07/01/2020	0	0	0	0	0	0	1,060,000	1,091,016	0	0	0	0	0	0	0	0	0	0	1,060,000	1,091,016
South Carolina Jobs EDA Hosp. Facs. RRB, Palmetto Hlth., Ser. C, 7.00%, 08/01/2030	6,675,000	7,751,410	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,675,000	7,751,410
South Miami, FL Hlth. Facs. Auth. Hosp. RB, Baptist Hlth. South Florida Group Proj., 5.75%, 11/15/2033	5,000,000	5,450,000	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,450,000
University of Colorado COP, Master Lease Agreement, Ser. A, 5.00%, 06/01/2033, (Insd. by AMBAC)	1,000,000	1,056,700	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,056,700
Virginia Resource Auth. Infrastructure RB, Loan Bond Program, Ser. A:
5.00%, 05/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,290,000	1,341,032	1,290,000	1,341,032
5.50%, 05/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	550,000	587,422	550,000	587,422
5.50%, 05/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	210,000	224,129	210,000	224,129
5.50%, 05/01/2016, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	520,000	555,381	520,000	555,381
Western Carolina Regl. Sewer Auth., South Carolina RRB, 5.50%, 03/01/2010, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,975,000	2,034,684	0	0	1,975,000	2,034,684

		122,956,013		0		1,098,500		3,131,122		0		7,583,345		0		39,454,068		13,844,385		188,067,433

PUBLIC FACILITIES 0.7%
Charleston Cnty., SC COP, Charleston Pub. Facs. Corp., 6.00%, 12/01/2009, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,495,000	3,674,433	0	0	3,495,000	3,674,433
Cobb Cnty., GA Coliseum & Exhibit Hall Auth. RRB, 5.50%, 10/01/2012, (Insd. by MBIA)	0	0	0	0	0	0	1,250,000	1,319,350	0	0	0	0	0	0	0	0	0	0	1,250,000	1,319,350
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2014, (Insd. by AMBAC)	2,000,000	2,150,720	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,150,720
King & Queen Cnty., VA IDA RB, King & Queen Courts Complex, Ser. A, 5.625%, 07/15/2017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,021,700	1,000,000	1,021,700
New Jersey Sports & Expo. Auth. RB, Ser. A:
5.75%, 03/01/2010, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	4,085,000	4,289,781	0	0	0	0	0	0	4,085,000	4,289,781
6.00%, 03/01/2015, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	1,000,000	1,054,940	0	0	0	0	0	0	1,000,000	1,054,940
Southwestern Illinois Dev. Auth. RB, Local Govt. Program, Vlg. of Sauget Proj., 5.625%, 11/01/2026	5,000,000	5,061,700	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,061,700

		7,212,420		0		0		1,319,350		0		5,344,721		0		3,674,433		1,021,700		18,572,624

RESOURCE RECOVERY 0.5%
Amelia Cnty., VA IDA Solid Waste Disposal RRB, Waste Mgmt., Inc. Proj., 4.05%, 04/01/2027, (Gtd. by Waste Mgmt., Inc.)	4,000,000	3,993,320	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,000,000	3,993,320
Arlington Cnty., VA IDA RB, Ogden Martin Sys. of Alexandria & Arlington Proj., 5.375%, 01/01/2013, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,810,000	3,889,553	3,810,000	3,889,553
Charleston Cnty., SC Resource Recovery RRB, Foster Wheeler Charleston:
5.15%, 01/01/2009, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,056,940	0	0	3,000,000	3,056,940
5.25%, 01/01/2010, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,546,650	0	0	1,500,000	1,546,650

		3,993,320		0		0		0		0		0		0		4,603,590		3,889,553		12,486,463

SALES TAX 1.6%
Baldwin Cnty., AL Board of Ed. RB Warrants, 5.00%, 06/01/2022, (Insd. by AMBAC)	0	0	1,000,000	1,043,770	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,043,770
Coralville, IA Urban Renewal RB, Ser. C, 5.00%, 06/01/2013	1,000,000	1,030,380	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,030,380
Metropolitan Atlanta Rapid Transit Auth. of Georgia Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	5,155,000	5,527,449	0	0	0	0	2,000,000	2,144,500	0	0	0	0	0	0	0	0	0	0	7,155,000	7,671,949
Nassau Cnty., NY Interim Fin. Auth. RB, Ser. A, 5.00%, 11/15/2017, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	1,425,000	1,510,329	0	0	0	0	1,425,000	1,510,329
Nassau Cnty., NY Interim Fin. Auth. RRB, Ser. B, 5.00%, 11/15/2017, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,059,880	0	0	0	0	1,000,000	1,059,880
New York, NY TFA RB, Ser. G, 5.00%, 08/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	2,125,000	2,234,076	0	0	0	0	2,125,000	2,234,076
New York, NY TFA RRB, Ser. A-1, 5.00%, 11/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,119,660	0	0	0	0	2,000,000	2,119,660
New York Grand Central Dist. Mgmt. Assn. RRB, Business Impt. Proj., 5.00%, 01/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,045,560	0	0	0	0	1,000,000	1,045,560
New York Local Govt. Assistance Corp. RB, Ser. C, 5.50%, 04/01/2017	0	0	0	0	0	0	0	0	0	0	0	0	500,000	553,660	0	0	0	0	500,000	553,660
New York Sales Tax Asset Receivable Corp. RRB, Ser. A, 5.00%, 10/15/2020, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	3,970,000	4,189,978	0	0	0	0	3,970,000	4,189,978
Orange Cnty., FL Sales Tax RRB, Ser. A, 5.125%, 01/01/2021, (Insd. by FGIC)	2,200,000	2,311,430	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,200,000	2,311,430
Regional Trans. Dist. of Colorado Sales Tax RRB, Ser. A, 5.00%, 11/01/2020, (Insd. by AMBAC)	1,000,000	1,059,830	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,059,830
Sales Tax Asset Receivable Corp. of New York RB, Ser. A, 5.00%, 10/15/2032, (Insd. by AMBAC)	1,000,000	1,047,640	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,047,640
Wyandotte Cnty. & Kansas City, KS United Govt. Spl. Obl. RRB, Sales Tax, Second Lien, Area B, 5.00%, 12/01/2020	12,000,000	12,411,360	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,000,000	12,411,360

		23,388,089		1,043,770		0		2,144,500		0		0		12,713,143		0		0		39,289,502

	Evergreen Municipal Bond Fund		Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

SOLID WASTE 0.2%
Harrison Cnty., WV Solid Waste Disposal RB, 6.75%, 08/01/2024	2,000,000	2,031,060	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,031,060
North East, MD Waste Disposal Auth. RB, Montgomery Cnty. Resource Recovery Proj., Ser. A, 6.00%, 07/01/2007	0	0	0	0	0	0	0	0	50,000	50,057	0	0	0	0	0	0	0	0	50,000	50,057
Spokane, WA Regl. Solid Waste RRB, 6.50%, 01/01/2011	2,000,000	2,162,520	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,162,520

		4,193,580		0		0		0		50,057		0		0		0		0		4,243,637

SPECIAL TAX 4.0%
Commonwealth of Puerto Rico Infrastructure Fin. Auth. RB, Ser. B, 5.00%, 07/01/2019	0	0	0	0	1,000,000	1,047,160	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,047,160
Commonwealth of Puerto Rico Infrastructure Fin. Auth. Spl. Tax RB, Ser. B, 5.00%, 07/01/2018	0	0	1,000,000	1,050,220	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,050,220
Confluence Metro. Dist. of Colorado Tax Supported RB:
5.40%, 12/01/2027	3,000,000	3,040,800	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,040,800
5.45%, 12/01/2034	2,000,000	2,027,140	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,027,140
Connecticut Spl. Tax Obl. RB, Trans. Infrastructure:
Ser. A, 5.00%, 07/01/2023	0	0	0	0	500,000	527,860	0	0	0	0	0	0	0	0	0	0	0	0	500,000	527,860
Ser. B, 6.50%, 10/01/2010	0	0	0	0	3,905,000	4,226,850	0	0	0	0	0	0	0	0	0	0	0	0	3,905,000	4,226,850
District of Columbia HFA SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by FNMA & GNMA)	525,000	532,182	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	525,000	532,182
Georgetown, CT Spl. Taxing Dist. GO, Ser. A, 5.125%, 10/01/2036	0	0	0	0	1,500,000	1,485,285	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,485,285
Greenville, SC Tax Increment RB, 5.50%, 04/01/2018, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,075,680	0	0	1,000,000	1,075,680
Hoover, AL Board of Ed. TAN Warrants, 5.00%, 02/15/2015, (Insd. by MBIA)	0	0	1,000,000	1,045,460	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,045,460
Horry Cnty., SC Hospitality Fee Spl. Obl. RB:
6.00%, 04/01/2014	0	0	0	0	0	0	1,305,000	1,381,160	0	0	0	0	0	0	500,000	529,180	0	0	1,805,000	1,910,340
6.00%, 04/01/2015	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,057,950	0	0	1,000,000	1,057,950
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	0	0	0	0	1,000,000	1,059,600	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,059,600
Jefferson Cnty., AL Ltd. Obl. Sch. Dist. RB, Ser. A:
5.00%, 01/01/2024	2,000,000	2,070,180	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,070,180
5.25%, 01/01/2017	11,565,000	12,297,758	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,565,000	12,297,758
5.25%, 01/01/2020	6,000,000	6,358,860	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,000,000	6,358,860
Missouri Dev. Fin. Board Infrastructure Facs. RB, Eastland Ctr. Proj., Ser. A, 5.00%, 04/01/2021	2,000,000	2,059,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,059,400
Missouri Env. Impt. & Energy Resource Auth. PCRB, Revolving Fund, Ser. B, 7.20%, 07/01/2016	250,000	250,642	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	250,000	250,642
New Kent Cnty., VA CDA Spl. Assmt. RB, New Kent Farm Proj.:
Ser. A, 5.125%, 03/01/2036	3,785,000	3,808,240	0	0	0	0	1,000,000	1,006,140	0	0	0	0	0	0	0	0	2,785,000	2,802,100	7,570,000	7,616,480
Ser. B, 5.45%, 03/01/2036	2,665,000	2,676,273	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,670,000	2,681,294	5,335,000	5,357,567
New York Dorm. Auth. Personal Income Tax RB, Ser. C, 5.00%, 12/15/2023	1,585,000	1,681,225	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,585,000	1,681,225
New York, NY TFA RRB, Sub-Ser. A-2, 5.00%, 11/01/2018, (Insd. by FGIC)	10,000,000	10,664,200	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,664,200
Orange Cnty., FL Tourist Dev. Tax RRB, 5.00%, 10/01/2014, (Insd. by AMBAC)	7,570,000	8,068,939	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,570,000	8,068,939
Virgin Islands Pub. Fin. Auth. RB, 5.25%, 10/01/2022	0	0	1,515,000	1,599,734	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,515,000	1,599,734
Virgin Islands Pub. Fin. Auth. RRB, Sr. Lien, Ser. A:
5.50%, 10/01/2013	0	0	0	0	0	0	0	0	0	0	3,000,000	3,083,760	0	0	0	0	1,000,000	1,027,920	4,000,000	4,111,680
5.50%, 10/01/2018	0	0	0	0	0	0	1,000,000	1,025,560	0	0	0	0	0	0	1,500,000	1,538,340	2,000,000	2,051,120	4,500,000	4,615,020
5.50%, 10/01/2022	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,025,560	1,000,000	1,025,560
Washington, DC Convention Ctr. Auth. Dedicated Tax RRB, Sr Lien, Ser. A, 5.00%, 10/01/2018	11,090,000	11,788,005	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,090,000	11,788,005

		67,323,844		3,695,414		8,346,755		3,412,860		0		3,083,760		0		4,201,150		9,587,994		99,651,777

STUDENT LOAN 0.2%
Connecticut Higher Ed. Loan Auth. RB, Family Ed. Loan Program, Ser. A, 5.375%, 11/15/2008	0	0	0	0	415,000	416,191	0	0	0	0	0	0	0	0	0	0	0	0	415,000	416,191
Massachusetts Ed. Fin. Auth. Loan RB, Ser. E, 5.30%, 01/01/2016, (Insd. by AMBAC)	1,445,000	1,478,119	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,445,000	1,478,119
Mississippi Higher Ed. Assistance Corp. RB, Sub. Ser. C, 6.05%, 09/01/2007	5,000	5,006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000	5,006
Missouri Higher Ed. Student Loan RB, Sub-Ser. F, 6.75%, 02/15/2009	1,000,000	1,002,360	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,002,360
NEBHELP, Inc. of Nebraska RB, Jr. Sub-Ser. A-6, 6.40%, 06/01/2013, (Insd. by MBIA)	690,000	716,020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	690,000	716,020
New Jersey Higher Ed. Facs. RB, Student Loan Program, 5.80%, 06/01/2016, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	415,000	418,196	0	0	0	0	0	0	415,000	418,196
South Carolina Edl. Assistance Auth. RRB, Gtd. Student Loans Sub. Lien, Ser. C, 5.875%, 09/01/2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	250,000	250,245	0	0	250,000	250,245

		3,201,505		0		416,191		0		0		418,196		0		250,245		0		4,286,137

TOBACCO REVENUE 0.6%
Tobacco Settlement Fin. Corp. of New York RB, Ser. C-1, 5.50%, 06/01/2021	10,000,000	10,754,500	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,754,500
Tobacco Settlement Funding Corp. RB, Ser. B1, 5.00%, 06/01/2047	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	4,888,350	5,000,000	4,888,350

		10,754,500		0		0		0		0		0		0		0		4,888,350		15,642,850

TRANSPORTATION 6.8%
California Foothill/Eastern Trans. Corridor Agcy. RRB, 5.75%, 01/15/2040	2,000,000	2,081,280	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,081,280
Columbia, SC Parking Facs. RRB:
5.875%, 12/01/2013, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,003,260	0	0	2,000,000	2,003,260
Ser. A, 5.00%, 02/01/2024, (Insd. by CDC IXIS Finl. Guaranty)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,060,000	6,302,097	0	0	6,060,000	6,302,097
Commonwealth of Puerto Rico Hwy. & Trans. Auth. RB:
Ser. J, 5.00%, 07/01/2019	0	0	0	0	2,000,000	2,115,920	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,115,920
Ser. W, 5.50%, 07/01/2015, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	2,300,000	2,542,880	0	0	0	0	0	0	2,300,000	2,542,880
Ser. Z, 6.00%, 07/01/2018, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	2,000,000	2,341,500	0	0	0	0	0	0	2,000,000	2,341,500
Commonwealth of Virginia Port Auth. RB, Commonwealth Port Funding Proj., 5.50%, 07/01/2018	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,193,920	3,000,000	3,193,920
District of Columbia Metro. Area Trans. Auth. RB, 6.00%, 07/01/2010, (Insd. by FGIC)	0	0	0	0	0	0	0	0	300,000	319,200	0	0	0	0	0	0	0	0	300,000	319,200
E-470 Pub. Hwy. Auth. of Colorado RB, Ser. B, 0.00%, 09/01/2021, (Insd. by MBIA) ¤	2,000,000	1,063,740	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	1,063,740
Florida Port Fin. Commission RB, Trans. Intermodal Program, 5.75%, 10/01/2014, (Insd. by FGIC)	4,185,000	4,378,765	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,185,000	4,378,765
Hartford, CT Parking Sys. RB, Ser. A, 6.40%, 07/01/2020	0	0	0	0	2,000,000	2,145,060	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,145,060
Jacksonville, FL Econ. Dev. Commission IDRB, Metro. Parking Solutions Proj.:
5.75%, 10/01/2024, (Insd. by ACA)	5,000,000	5,451,750	0	0	0	0	2,000,000	2,180,700	0	0	0	0	0	0	2,000,000	2,180,700	1,000,000	1,090,350	10,000,000	10,903,500
5.875%, 06/01/2025, (Insd. by ACA)	5,000,000	5,523,650	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,523,650
Lower Colorado River Auth. of Texas Transmission Contact RB, 5.00%, 05/15/2025, (Insd. by FGIC)	1,000,000	1,029,590	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,029,590
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RRB, Ser. B, 6.20%, 03/01/2016	2,125,000	2,393,239	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,125,000	2,393,239
Metropolitan New York Trans. Auth. RB:
Ser. A, 5.00%, 11/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	550,000	580,080	0	0	0	0	550,000	580,080
Ser. B:
5.00%, 11/15/2025	0	0	0	0	0	0	0	0	0	0	0	0	665,000	697,678	0	0	0	0	665,000	697,678
5.00%, 11/15/2024	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,050,720	0	0	0	0	1,000,000	1,050,720
5.25%, 11/15/2018, (Insd. by FGIC)	0	0	0	0	0	0	0	0	0	0	0	0	1,130,000	1,207,654	0	0	0	0	1,130,000	1,207,654
Ser. C, 5.00%, 11/15/2015	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,066,170	0	0	0	0	1,000,000	1,066,170
Metropolitan Trans. Auth. RRB, New York Svcs. Contract, Ser. A:
5.10%, 01/01/2021	1,110,000	1,160,017	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,110,000	1,160,017
5.125%, 01/01/2029	1,000,000	1,038,200	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,038,200
5.75%, 01/01/2018	1,000,000	1,133,130	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,133,130
New Jersey EDA RB, Trans. Proj., Ser. A, 5.75%, 05/01/2011, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	1,000,000	1,067,680	0	0	0	0	0	0	1,000,000	1,067,680
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys.:
Ser. A:
5.25%, 12/15/2022	0	0	0	0	0	0	0	0	0	0	15,000,000	16,513,050	0	0	0	0	0	0	15,000,000	16,513,050
5.625%, 06/15/2013	0	0	0	0	0	0	0	0	0	0	1,200,000	1,301,064	0	0	0	0	0	0	1,200,000	1,301,064
5.625%, 06/15/2014	0	0	0	0	0	0	0	0	0	0	1,500,000	1,655,970	0	0	0	0	0	0	1,500,000	1,655,970
5.75%, 06/15/2015	0	0	0	0	0	0	0	0	0	0	1,300,000	1,459,900	0	0	0	0	0	0	1,300,000	1,459,900
Ser. B:
5.25%, 12/15/2014	0	0	0	0	0	0	0	0	0	0	6,500,000	7,037,420	0	0	0	0	0	0	6,500,000	7,037,420
6.50%, 06/15/2010, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	625,000	671,687	0	0	0	0	0	0	625,000	671,687
New Jersey Turnpike Auth. RB, Ser. A, 5.75%, 01/01/2018	0	0	0	0	0	0	0	0	0	0	965,000	1,009,158	0	0	0	0	0	0	965,000	1,009,158
New York Thruway Auth. Gen. RB, Ser. G, 5.25%, 01/01/2027, (Insd. by FSA)	2,000,000	2,151,120	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,000,000	2,151,120
New York Thruway Auth. Hwy. & Bridge Trust Fund RRB, Ser. B-2, 5.00%, 04/01/2017, (Insd. by FGIC)	22,215,000	23,796,041	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	22,215,000	23,796,041
New York Thruway Auth. RB:
Gen. Hwy. & Bridge, Ser. A, 5.00%, 04/01/2019, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	4,320,000	4,549,435	0	0	0	0	4,320,000	4,549,435
Ser. A:
5.00%, 03/15/2017, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	400,000	421,732	0	0	0	0	400,000	421,732
5.00%, 03/15/2018, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	500,000	524,265	0	0	0	0	500,000	524,265
New York Thruway Auth. Svcs. Contract RRB, 5.00%, 04/01/2017	795,000	811,274	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	795,000	811,274

			Evergreen Alabama Municipal Bond Fund		Evergreen Connecticut Municipal Bond Fund		Evergreen Georgia Municipal Bond Fund		Evergreen Maryland Municipal Bond Fund		Evergreen New Jersey Municipal Bond Fund		Evergreen New York Municipal Bond Fund		Evergreen South Carolina Municipal Bond Fund		Evergreen Virginia Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Evergreen Municipal Bond Fund

	Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal		Principal
	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value	Amount	Value

New York Triborough Bridge & Tunnel Auth. RB, Ser. A, 5.00%, 11/15/2021	0	0	0	0	0	0	0	0	0	0	0	0	1,500,000	1,590,420	0	0	0	0	1,500,000	1,590,420
New York Triborough Bridge & Tunnel Auth. RRB, Ser. B, 5.25%, 11/15/2018	0	0	0	0	0	0	0	0	0	0	0	0	2,065,000	2,192,431	0	0	0	0	2,065,000	2,192,431
Orlando & Orange Cnty., FL Expressway Auth. RB, Jr. Lien:
6.50%, 07/01/2011, (Insd. by FGIC)	4,550,000	4,994,171	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,550,000	4,994,171
8.25%, 07/01/2015, (Insd. by FGIC)	2,960,000	3,826,155	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,960,000	3,826,155
Port Auth. of New York & New Jersey RB:
Ser. 37, 5.50%, 07/15/2019, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	5,000,000	5,411,000	0	0	0	0	0	0	5,000,000	5,411,000
Ser. 125, 5.00%, 10/15/2019, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,050,710	0	0	0	0	1,000,000	1,050,710
Ser. 131, 5.00%, 12/15/2014	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,052,830	0	0	0	0	1,000,000	1,052,830
Port Seattle, WA RB, Ser. B, 5.625%, 02/01/2024, (Insd. by MBIA)	1,000,000	1,042,680	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,042,680
Puerto Rico Hwy. & Trans. Auth. RRB, Ser. BB, 5.25%, 07/01/2022, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,342,090	0	0	3,000,000	3,342,090
South Carolina Trans. Infrastructure Bank RB, Ser. A, 5.25%, 10/01/2020, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	9,000,000	10,005,480	0	0	9,000,000	10,005,480
South Carolina Trans. Infrastructure RB, Ser. A:
5.00%, 10/01/2019	5,000,000	5,326,600	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,326,600
5.00%, 10/01/2021	6,160,000	6,532,064	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,160,000	6,532,064
Virginia Beach, VA Dev. Auth. RB, Town Ctr. Proj., Ser. A, 5.375%, 08/01/2020	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,485,000	2,636,983	2,485,000	2,636,983
West Windsor Township, NJ Parking Auth. RB, 6.10%, 12/01/2012			0	0	0	0	0	0	0	0	50,000	50,091	0	0	0	0	0	0	50,000	50,091

		73,733,466		0		4,260,980		2,180,700		319,200		41,061,400		15,984,125		23,833,627		6,921,253		168,294,751

UTILITY 1.6%
Atlantic Cnty., NJ Util. Auth. RRB, 5.25%, 01/15/2015	0	0	0	0	0	0	0	0	0	0	2,655,000	2,829,991	0	0	0	0	0	0	2,655,000	2,829,991
Gainesville, FL Util. Sys. RB, Ser. B, 6.50%, 10/01/2013	4,800,000	5,479,632	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,800,000	5,479,632
Greer, SC Combined Util. Sys. RB, 4.75%, 09/01/2011, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,125,000	1,145,835	0	0	1,125,000	1,145,835
Lakeland, FL Elec. & Water RRB, Energy Sys., First Lien, Ser. C, 6.05%, 10/01/2010, (Insd. by FSA)	5,000,000	5,337,500	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,337,500
Main Street Natural Gas, Inc. of Georgia RB, Gas Proj.:
Ser. A:
5.00%, 03/15/2016	6,500,000	6,881,420	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	6,500,000	6,881,420
5.00%, 03/15/2017	11,105,000	11,771,078	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,105,000	11,771,078
Ser. B, 5.00%, 03/15/2016	5,000,000	5,293,400	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	5,000,000	5,293,400
Puerto Rico Elec. Power Auth. RB, Ser. PP, 5.00%, 07/01/2022	0	0	0	0	1,000,000	1,054,810	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,054,810

		34,763,030		0		1,054,810		0		0		2,829,991		0		1,145,835		0		39,793,666

WATER & SEWER 5.7%
Alabama Drinking Water Fin. Auth. RB, Ser. A:
4.65%, 08/15/2011, (Insd. by AMBAC)	0	0	1,125,000	1,157,377	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,125,000	1,157,377
5.125%, 08/15/2016, (Insd. by AMBAC)	0	0	1,075,000	1,128,643	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,075,000	1,128,643
Alaska Energy Auth. Util. RB, 6.60%, 07/01/2015, (Insd. by FSA)	15,000,000	17,659,650	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	15,000,000	17,659,650
Anderson Cnty., SC Joint Muni. Water Sys. RB:
5.50%, 07/15/2015, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,610,000	1,726,548	0	0	1,610,000	1,726,548
5.50%, 07/15/2016, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,695,000	1,819,328	0	0	1,695,000	1,819,328
Augusta, GA Water & Sewer RB:
5.15%, 10/01/2015, (Insd. by FSA)	0	0	0	0	0	0	2,250,000	2,357,775	0	0	0	0	0	0	0	0	0	0	2,250,000	2,357,775
5.25%, 10/01/2017, (Insd. by FSA)	0	0	0	0	0	0	1,980,000	2,081,495	0	0	0	0	0	0	0	0	0	0	1,980,000	2,081,495
5.25%, 10/01/2039	1,000,000	1,062,380	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,062,380
Baltimore, MD RRB, Water Proj., Ser. A:
5.80%, 07/01/2015, (Insd. by FGIC)	0	0	0	0	0	0	0	0	1,500,000	1,634,550	0	0	0	0	0	0	0	0	1,500,000	1,634,550
6.00%, 07/01/2015, (Insd. by FGIC)	0	0	0	0	0	0	0	0	1,000,000	1,098,030	0	0	0	0	0	0	0	0	1,000,000	1,098,030
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	3,750,000	4,094,175	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,750,000	4,094,175
Buena Vista, VA IDA Water & Sewer Facs. RB, Route 60 Proj., 6.25%, 07/15/2011	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	355,000	355,316	355,000	355,316
Chesterfield Cnty., VA Water & Sewer RRB, 6.375%, 11/01/2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	130,000	130,276	130,000	130,276
Clayton Cnty., GA Water & Sewer RB:
5.00%, 05/01/2013	0	0	0	0	0	0	1,760,000	1,845,553	0	0	0	0	0	0	0	0	0	0	1,760,000	1,845,553
6.25%, 05/01/2016	0	0	0	0	0	0	2,000,000	2,147,320	0	0	0	0	0	0	0	0	0	0	2,000,000	2,147,320
Cobb Cnty. & Marietta, GA Water Auth. RB, 5.25%, 11/01/2021	0	0	0	0	0	0	2,135,000	2,296,022	0	0	0	0	0	0	0	0	0	0	2,135,000	2,296,022
Colorado Springs, CO Util. RB, Sub. Lien, Ser. A, 5.00%, 11/15/2033	1,000,000	1,033,950	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,033,950
Commonwealth of Puerto Rico Aqueduct & Sewer Auth. RB, 6.25%, 07/01/2012, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	1,000,000	1,109,810	0	0	0	0	0	0	1,000,000	1,109,810
Connecticut Dev. Auth. Water Facs. RB:
Aquarion Water Co. Proj., 4.70%, 07/01/2036	0	0	0	0	1,000,000	990,880	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	990,880
6.15%, 04/01/2035, (Insd. by AMBAC)	1,000,000	1,021,690	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,021,690
Coweta Cnty., GA Dev. Auth. RB, Newnan Water, Sewer & Light Commission:
5.00%, 07/01/2020, (Insd. by MBIA) ‡	0	0	0	0	0	0	1,255,000	1,324,799	0	0	0	0	0	0	0	0	0	0	1,255,000	1,324,799
5.00%, 07/01/2021, (Insd. by MBIA) ‡	0	0	0	0	0	0	1,095,000	1,153,181	0	0	0	0	0	0	0	0	0	0	1,095,000	1,153,181
5.00%, 07/01/2022, (Insd. by MBIA) ‡	0	0	0	0	0	0	2,490,000	2,616,587	0	0	0	0	0	0	0	0	0	0	2,490,000	2,616,587
5.00%, 07/01/2023, (Insd. by MBIA) ‡	0	0	0	0	0	0	2,615,000	2,742,771	0	0	0	0	0	0	0	0	0	0	2,615,000	2,742,771
5.00%, 07/01/2024, (Insd. by MBIA) ‡	0	0	0	0	0	0	2,745,000	2,873,886	0	0	0	0	0	0	0	0	0	0	2,745,000	2,873,886
Dallas, TX Waterworks & Sewer Sys. RRB, 4.50%, 10/01/2019, (Insd. by AMBAC)	10,000,000	10,209,300	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	10,000,000	10,209,300
Detroit, MI Sewer Disposal RRB, Sr. Lien, Ser. A, 5.00%, 07/01/2023, (Insd. by FSA)	3,000,000	3,124,290	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,124,290
Florence, SC Water & Sewer RB, 7.50%, 03/01/2014, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	695,000	765,987	0	0	695,000	765,987
Gainesville, GA Water & Sewer RRB, 5.25%, 11/15/2010, (Insd. by FGIC)	0	0	0	0	0	0	1,000,000	1,033,160	0	0	0	0	0	0	0	0	0	0	1,000,000	1,033,160
Gloucester Township, NJ Muni. Util. Auth. RB, 5.55%, 03/01/2009, (Insd. by AMBAC)	0	0	0	0	0	0	0	0	0	0	685,000	699,871	0	0	0	0	0	0	685,000	699,871
Grand Strand, SC Water & Sewer Auth. RRB:
5.375%, 06/01/2018, (Insd. by FSA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,335,000	4,600,692	0	0	4,335,000	4,600,692
6.375%, 06/01/2012, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,555,000	4,837,683	0	0	4,555,000	4,837,683
Greenville, SC Sewer Sys. RB, 5.50%, 04/01/2019, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,080,000	1,151,475	0	0	1,080,000	1,151,475
Jackson Cnty., GA Water & Sewer Auth. RB, Ser. A, 5.75%, 09/01/2017, (Insd. by AMBAC)	0	0	0	0	0	0	1,530,000	1,644,107	0	0	0	0	0	0	0	0	0	0	1,530,000	1,644,107
Lexington, SC Water & Sewer RRB, Ser. A, 5.75%, 04/01/2020, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	500,000	528,760	0	0	500,000	528,760
Massachusetts Water Pollution Abatement Trust RB, Ser. 9, 5.25%, 08/01/2028	2,185,000	2,323,005	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,185,000	2,323,005
Mobile, AL Water & Sewer RB, 5.25%, 01/01/2016, (Insd. by FGIC)	0	0	1,100,000	1,160,324	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,100,000	1,160,324
New York Env. Facs. Corp. PCRB:
5.875%, 06/15/2014	445,000	458,127	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	445,000	458,127
Ser. E, 6.875%, 06/15/2010	410,000	413,428	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	410,000	413,428
New York Env. Facs. Corp. RB, Clean Drinking Water Proj.:
Ser. A, 5.00%, 06/15/2019	0	0	0	0	0	0	0	0	0	0	0	0	3,000,000	3,205,680	0	0	0	0	3,000,000	3,205,680
Ser. B, 5.00%, 11/15/2017	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,328,025	0	0	0	0	1,250,000	1,328,025
New York, NY Muni. Water Fin. Auth. RB, Ser. B, 5.00%, 06/15/2017	0	0	0	0	0	0	0	0	0	0	0	0	4,150,000	4,403,648	0	0	0	0	4,150,000	4,403,648
New York, NY Muni. Water Fin. Auth. Water & Sewer Sys. RB, Ser. B, 6.00%, 06/15/2033	375,000	400,132	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	375,000	400,132
North Charleston, SC Sewer Dist. RRB, Ser. A, 6.375%, 07/01/2012, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,750,000	4,022,475	0	0	3,750,000	4,022,475
North Springs, FL Water & Sewer RB, Ser. B, 6.50%, 10/01/2016, (Insd. by MBIA)	1,335,000	1,346,588	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,335,000	1,346,588
Northern Palm Beach Cnty., FL RB, Water Ctl. & Impt., 5.35%, 08/01/2041	750,000	751,110	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	750,000	751,110
Phoenix, AZ Civic Impt. Corp. Water Sys. RRB, Jr. Lien, 5.25%, 07/01/2018, (Insd. by FGIC)	1,000,000	1,102,510	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,102,510
South Central Connecticut Regl. Water Auth. RB:
5.00%, 08/01/2024	0	0	0	0	1,000,000	1,049,640	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,049,640
5.25%, 08/01/2014	0	0	0	0	1,000,000	1,064,200	0	0	0	0	0	0	0	0	0	0	0	0	1,000,000	1,064,200
Stafford, NJ Muni. Util. Auth. RB, 6.20%, 06/01/2007, (Insd. by MBIA)	0	0	0	0	0	0	0	0	0	0	370,000	370,000	0	0	0	0	0	0	370,000	370,000
Stony Brook Regl. Sewer Auth. New Jersey RB, Ser. B, 5.45%, 12/01/2012	0	0	0	0	0	0	0	0	0	0	500,000	522,575	0	0	0	0	0	0	500,000	522,575
Tucson, AZ Water RRB, 5.50%, 07/01/2017, (Insd. by FGIC)	2,250,000	2,438,932	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,250,000	2,438,932
Upper Occoquan Sewer Auth. Virginia Regl. RRB, 5.00%, 07/01/2025	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,500,000	13,144,000	12,500,000	13,144,000
Viera East, FL CDD RRB, Water Mgmt. Proj.:
5.75%, 05/01/2020, (Insd. by MBIA)	2,020,000	2,305,729	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,020,000	2,305,729
5.75%, 05/01/2021, (Insd. by MBIA)	2,140,000	2,452,654	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,140,000	2,452,654
5.75%, 05/01/2022, (Insd. by MBIA)	2,265,000	2,607,536	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,265,000	2,607,536
Virgin Islands Water & Power Auth. Elec. Sys. RRB:
5.25%, 07/01/2008	0	0	0	0	0	0	750,000	755,220	0	0	0	0	0	0	0	0	0	0	750,000	755,220
5.25%, 07/01/2009	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,250,000	1,265,913	0	0	1,250,000	1,265,913
5.30%, 07/01/2018	0	0	0	0	0	0	1,250,000	1,267,300	0	0	0	0	0	0	0	0	0	0	1,250,000	1,267,300
Washington, DC Suburban Sanitary Dist. RRB, Sewer Disposal Proj., 5.00%, 06/01/2012	0	0	0	0	0	0	0	0	5,000,000	5,275,550	0	0	0	0	0	0	0	0	5,000,000	5,275,550

		54,805,186		3,446,344		3,104,720		26,139,176		8,008,130		2,702,256		8,937,353		20,718,861		13,629,592		141,491,618

Total Municipal Obligations ($1,231,794,203, $36,083,516, $62,110,897, $157,356,816, $64,241,323, $227,135,118, $79,317,929, $306,002,808 , $215,353,785 and $2,379,396,395, respectively)		1,262,279,800		36,293,037		63,781,523		161,856,283		65,974,697		233,722,815		80,170,192		315,033,894		219,783,395		2,438,895,636

	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value

SHORT-TERM INVESTMENTS 1.2%
MUTUAL FUND SHARES 1.2%
Evergreen Institutional Municipal Money Market Fund, Class I, 3.73% q ø ##	23,292,101	23,292,101	1,070,290	1,070,290	732,960	732,960	2,259,076	2,259,076	408,264	408,264	0	0	0	0	1,655,723	1,655,723	0	0	29,418,414	29,418,414
Evergreen New York Municipal Money Market Fund, Class I, 3.30% q ø		0	0	0	0	0	0	0	0	0	0	0	1,257,270	1,257,270	0	0	0	0	1,257,270	1,257,270

(cost $23,292,101, $1,070,290, $732,960, $2,259,076, $408,264, $0, $1,257,270, $1,655,723, $0 and $30,675,684, respectively)		23,292,101		1,070,290		732,960		2,259,076		408,264		0		1,257,270		1,655,723		0		30,675,684

Total Investments (cost $1,255,086,304, $37,153,806, $62,843,857, $159,615,892, $64,649,587, $227,135,118,		1,285,571,901		37,363,327		64,514,483		164,115,359		66,382,961		233,722,815		81,427,462		316,689,617		219,783,395		2,469,571,320
$80,575,199 , $307,658,531,$215,353,785 and $2,410,072,079, respectively) 99.4%
Other Assets and Liabilities 0.6%		10,768,574		438,220		827,337		(3,082,498		977,960		(1,913,219		752,582		1,993,876		3,601,462		14,364,294

Net Assets 100.0%		$1,296,340,475		$37,801,547		$65,341,820		$161,032,861		$67,360,921		$231,809,596		$82,180,044		$318,683,493		$223,384,857		$2,483,935,614

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ARS	Auction Rate Security
BIG	Bond Investors Guarantee
CDA	Community Development Authority
CDD	Community Development District
COP	Certificates of Participation
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
MBIA	Municipal Bond Investors Assurance Corp.
MGIC	Mortgage Guaranty Insurance Corp.
MHRB	Multifamily Housing Revenue Bond
MHRRB	Multifamily Housing Refunding Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RHA	Residential Housing Authority
RRB	Refunding Revenue Bond
SAVRS	Select Auction Variable Rate Securities
SFHRB	Single Family Housing Revenue Bond
TCR	Transferable Custody Receipts

** In connection with the Reorganizations, a substantial amount of the securities held by each target fund is expected to be disposed of both before and after the Reorganizations. This could result in additional portfolio transaction costs to each target fund and Municipal Bond Fund and increased taxable distributions to shareholders of each target fund and Municipal Bond Fund.

Evergreen Municipal Bond Fund

Notes to Pro Forma Combining Financial Statements (Unaudited) May 31, 2007

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Municipal Bond Fund (“Municipal Bond Fund”), Evergreen Alabama Municipal Bond Fund (“Alabama Fund”), Evergreen Connecticut Municipal Bond Fund (“Connecticut Fund”), Evergreen Georgia Municipal Bond Fund (“Georgia Fund”), Evergreen Maryland Municipal Bond Fund (“Maryland Fund”), Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”), Evergreen New York Municipal Bond Fund (“New York Fund”), Evergreen South Carolina Municipal Bond Fund (“South Carolina Fund”) and Evergreen Virginia Municipal Bond Fund (“Virginia Fund”) at May 31, 2007 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganizations (the “Reorganizations”) to be submitted to shareholders of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund. The Reorganizations provide for the acquisition of all the assets and the liabilities of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund by Municipal Bond Fund, in an exchange expected to be tax-free to shareholders for federal income tax purposes for Class A, Class B, Class C and Class I shares of Municipal Bond Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Municipal Bond Fund to the Class A, Class B, Class C and Class I shareholders of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund in liquidation and subsequent termination thereof. As a result of the Reorganizations, the shareholders of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that shares of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund are exchanged for Class A, Class B, Class C and Class I shares of Municipal Bond Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganizations. The expenses of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund in connection with the Reorganizations (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). In connection with the Reorganizations, a substantial amount of the securities held by each target fund is expected to be disposed of both before and after the Reorganizations. This could result in additional portfolio trading costs to each target fund and Municipal Bond Fund and increased taxable distributions to shareholders of each target fund and Municipal Bond Fund. As of May 31, 2007, securities held by Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund would comply with the compliance guidelines and investment restrictions of Municipal Bond Fund.

After the Reorganization, Municipal Bond Fund will be the accounting and performance survivor. Municipal Bond Fund will be the accounting and performance survivor for each Fund that approves the Reorganization; however, the Reorganization of each of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund will proceed individually once each receives shareholder approval and is not dependent on any other Fund’s shareholders’ approval.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from their estimates.

	a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

	b.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Municipal Bond Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

As of October 31, 2007, the following capital loss carryforwards existed by Fund:

	(In millions)	Last year of expiration	Percent of net assets

Municipal Bond Fund	$29.0	2010	2.3%

Connecticut Fund	1.4	2013	2.2%

Maryland Fund	1.6	2014	2.5%

New Jersey Fund	6.5	2013	2.9%

The utilization of Municipal Bond Fund’s capital loss carryforward following the Reorganizations should not be subject to limitation. The utilization of Connecticut Fund’s, Maryland Fund’s and New Jersey Fund’s capital loss carryforwards following the Reorganizations will be subject to various limitations prescribed by the Internal Revenue Code, which cannot be calculated precisely at this time. As of October 31, 2007 on a proforma basis, the limitations would be approximately as follows:

1) For Municipal Bond Fund’s taxable years ending after the date of the Reorganizations, the capital loss carryforwards may be used only to offset gains attributable to post-merger appreciation of the combined assets and the pre-merger appreciation attributable to the respective fund. This limitation expires five years after the date of the merger.

2) For Municipal Bond Fund’s taxable year that includes the date of the Reorganizations, utilization of capital loss carryforwards would be limited to Municipal Bond Fund’s net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the merger and the denominator of which is 365.

The forgoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

3.	Shares of Beneficial Interest

As a result of the Reorganization, Municipal Bond Fund would acquire the net assets of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund in an exchange expected to be tax-free to shareholders for federal income tax purposes for Class A, Class B, Class C and Class I shares of Municipal Bond Fund. The Pro Forma net asset values per share assume the issuance of 29,470,945 Class A, 7,874,322 Class B, 4,198,688 Class C and 117,569,349 Class I shares of Municipal Bond Fund which would have been issued at May 31, 2007 in connection with the proposed Reorganizations. The issuance of these shares to shareholders of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund would have resulted in 140,966,147 shares of Class A, 11,219,945 shares of Class B, 10,351,048 shares of Class C and 170,258,514 shares of Class I in the Pro Forma combined fund at May 31, 2007.

Class A, Class B, Class C and Class I shareholders of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Municipal Bond Fund based on conversion ratios determined on May 31, 2007. The conversion ratios are calculated by dividing the net asset value per share of

Class A, Class B, Class C and Class I of each of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Municipal Bond Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the nine funds and applying those rates to the average net assets of Municipal Bond Fund for the twelve months ended May 31, 2007 and to the average net assets of Alabama Fund, Connecticut Fund, Georgia Fund, Maryland Fund, New Jersey Fund, New York Fund, South Carolina Fund and Virginia Fund for the twelve months ended May 31, 2007. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

5.	Regulatory Matters and Legal Proceedings

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds' prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and will pay approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

EIS has entered into an agreement with the NASD (now known as the Financial Industry Regulatory Authority (“FINRA”)) settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

6.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption on FIN 48 is not expected to have a material impact on the Fund's financial statements. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

PART C

Item 15.  Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.
Provisions for the indemnification of the Registrant’s Trustees and officers are also contained in the Registrant’s Amended and Restated Declaration of Trust. The Registrant’s Amended and Restated Declaration of Trust was included in the Registrant’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

Provisions for the indemnification of the Registrant’s Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Sub-Advisory Agreements. The Registrant’s Investment Advisory Agreement was included in the Registrant’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033. The Registrant’s Sub-Advisory Agreement, which relates to Municipal Bond Fund, was included in the Registrant’s Post-Effective Amendment No. 21 filed on March 20, 2000, Registration No. 333-36033. Additionally, the Letter Amendment to the Registrant’s Sub-Advisory Agreement was included in the Registrant’s Post-Effective Amendment No. 38 Filed on December 23, 2003, Registration No. 333-36033.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant’s principal underwriter and administrator, are contained in the Principal Underwriting Agreement and Master Administrative Services Agreement between Evergreen Investment Services, Inc. and the Registrant. The Registrant’s Principal Underwriting Agreement and Master Administrative Services Agreement is included in the Registrant’s Post-Effective Amendment No. 55 Filed on July 30, 2007, Registration No. 333-36033.
Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant’s transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant. The Registrant’s Master Transfer and Recordkeeping Agreement in included in the Registrant’s Post-Effective Amendment No. 55 Filed on July 30, 2007, Registration No. 333-36033.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant’s custodian, is contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant. The Registrant’s Custodian Agreement is included in the Registrant’s Post-Effective Amendment No. 55 Filed on July 30, 2007, Registration No. 333-36033. Amendments thereto are included in the Registrant’s Post-Effective Amendment Nos. 51 and 55, Filed on December 26, 2006 and July 30, 3007, respectively, Registration No. 333-36033.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant’s financial administrator, is contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant. The Registrant’s Tax Services Administration Agreement is included in the Registrant’s Post-Effective Amendment No. 55 Filed on July 30, 2007, Registration No. 333-36033.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The response to this item is incorporated by reference to the sub-caption “Liability and Indemnification of Trustees” under the caption “Information on Shareholders’ Rights” in Part A of this Registration Statement.
Item 16. Exhibits:
1. Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

2. Amended and Restated By-Laws. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 25 filed on July 25, 2001, Registration No. 333-36033.

3. Not applicable.

4. Agreement and Plan of Reorganization. Included herewith in Part A of this Registration Statement.

5. Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. of the Registrant’s Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033. Articles II., III., and VIII. of the Registrant’s Amended and Restated By-Laws. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 25 filed on July 25, 2001, Registration No. 333-36033.

6. Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

7.(a) Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

7.(b) Amended Dealer Agreement used by Evergreen Investment Services, Inc. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 41 filed on October 28, 2004, Registration No. 333-36033.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Municipal Trust’s Registration Statement filed on December 12, 2007, Registration No. 333-148014.

9.(a) Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

9.(b) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 51 filed on December 26, 2006, Registration No. 333-36033.

9.(c) Amended Pricing Schedule to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 51 filed on December 26, 2006, Registration No. 333-36033.

9.(d) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

9.(e) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

9.(f) Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

10.(a) Rule 12b-1 Distribution Plans for Classes A, B, and C. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 55 filed on July 30, 2007, Registration No. 333-36033.

10.(b) Multiple Class Plan. Incorporated by reference to Evergreen Municipal Trust’s Post-Effective Amendment No. 38 filed on December 23, 2003, Registration No. 333-36033.

11. Opinion and Consent of Richards, Layton & Finger P.A. Incorporated by reference to Evergreen Municipal Trust’s Registration Statement filed on December 12, 2007, Registration No. 333-148014.

12. Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13. Not applicable.

14.(a) Consent of KPMG LLP. Filed herewith as Exhibit 1.

14.(b) Consent of Ropes & Gray LLP. Incorporated by reference to Evergreen Municipal Trust’s Registration Statement filed on December 12, 2007, Registration No. 333-148014.

15. Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Municipal Trust’s Registration Statement filed on December 12, 2007, Registration No. 333-148014.

17. Form of Proxy Card. Incorporated by reference to Evergreen Municipal Trust’s Registration Statement filed on December 12, 2007, Registration No. 333-148014.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of January, 2008.

EVERGREEN MUNICIPAL TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January, 2008.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Kasey Phillips
Dennis H. Ferro*	Michael H. Koonce*	Kasey Phillips*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris
Richard J. Shima*	Patricia Norris*
Trustee	Trustee

*By: /s/ Catherine F. Kennedy
Catherine F. Kennedy
Attorney-in-Fact

* Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

EXHIBIT INDEX

EXHIBIT NO.            EXHIBIT

1                                  Consent of KPMG LLP.